UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)	(Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/17

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Semi-Annual Report

June 30, 2017

Alternatives Funds

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
5	Performance Overviews
7	Information About Your Portfolio’s Expenses
9	Portfolio Holdings Presented by Sector
10	Portfolios of Investments
10	Lazard Enhanced Opportunities Portfolio
18	Lazard Fundamental Long/Short Portfolio
21	Notes to Portfolios of Investments
23	Statements of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
28	Notes to Financial Statements
40	Board of Directors and Officers Information
43	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2017, global markets generally performed well, led by widespread gains that were most pronounced in emerging markets and Europe. During this time, the global economic recovery showed signs of broadening beyond the United States to other regions of the world. In this backdrop, US equities extended their multi-year advance, but rose less than their counterparts globally.

Emerging markets equity and debt benefited from continued global economic growth and improvements in corporate and sovereign fundamentals, notably rising earnings growth and stronger country balance sheets. The drivers of these broad improvements appear sustainable and valuations remain compelling among the securities we research. While the outlook is encouraging, our emerging markets investment teams are vigilant about potential risks, such as potential weakness in commodity prices and tighter-than-expected US monetary policy in 2018.

Europe’s economic and investment prospects appear to be at their strongest since the 2007–2008 period, with the consensus outlook largely positive. European economic data and key leading indicators are improving across the board. Policy statements from the European Central Bank suggest that monetary authorities are becoming more optimistic about growth, although policy is expected to remain accommodative over the near-to-medium term. Political risk has subsided but remains. During the first half, a market-friendly result to France’s presidential election helped buoy European sentiment. The results of the UK snap election, meanwhile, created concerns about Britain’s political outlook and the potential effect on Brexit negotiations. Elsewhere, our Tokyo-based team expects Japanese companies to yield strong returns as a result of better growth prospects, improving corporate governance, and stronger fundamentals.

The US economy appears to be in better shape than is commonly appreciated and our US equity team continues to find compelling value across the US market, which consists of companies that are among the world’s most financially productive and well managed. Our US fixed income specialists expect long-term US interest rates to eventually normalize at higher levels as global rate pressures subside in line with Europe’s improving growth outlook.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Lazard Alternatives

Risk assets were better to buy during the period, paced by continued weakness in the US dollar, lower levels of volatility broadly and heightened expectations regarding pro-growth changes in US fiscal policy. Globally, economic growth continues to improve, particularly in Europe. Mixed inflation measures weighed on rates at the outset of the second quarter, but by quarter end the 10-Year US Treasury yield was relatively unchanged. Most equity indices, including emerging markets, performed well. From a sector standpoint, cyclicals broadly were higher, including airlines, semiconductors, homebuilders and transports. Real estate investment trusts, retailers, and consumer staples underperformed during the period. Credit, as measured by the BofA Merrill Lynch High Yield Cash® Index, gained during the period. Index volatility, as measured by the CBOE Volatility® Index, remained subdued despite episodes of heightened volatility intra-period. Turning to the convertible market, trading volumes were largely in line with historical levels, and pricing was well-supported by both long only (“directional”) and hedge fund investors. Single-name volatility remained elevated in selected sectors, particularly biotechnology and financials, which supported convertible valuations broadly. In our view, record equity prices and historically low interest rates should continue to support a strong primary market.

Lazard Enhanced Opportunities Portfolio

For the six months ended June 30, 2017, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 4.04%, while Open Shares posted a total return of 4.04%, as compared with the 8.76% return for the BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and 2.56% return for the HFRX Global Hedge Fund® Index.

Company-specific developments allowed for idiosyncratic value capture throughout the first half of 2017, positively contributing to returns. Credit spreads tightened, and closed just off of their highs. This, coupled with a broad-based improvement in credit technicals and timely directional trades, paced returns for the period. Volatility remained subdued broadly, although numerous idiosyncratic events produced heightened volatility in selected names and sectors during the period. Significant outperformance was evident in selected sectors, including technology and hardware, homebuilding, software and selected defensives. This is in contrast to the previous quarter, in which transports, semiconductors, machinery, and airlines led markets higher. Banks, retail, trucking and certain cyclicals were laggards. Liquidity again was plentiful from our perspective, with strong interest in the convertible product from both long-only investors and hedge funds. Valuations continued to improve, but in our opinion still remain compelling on a relative and absolute basis, whether measured by implied spread or yield/premium relationships.

The macroeconomic backdrop in the second quarter of 2017 was supportive of both equities and credit. A directional bias on selected sectors, timely directional trades, participation in certain initial public offerings and the continued strong bid for balanced (i.e., yield plus low premium) paper paced returns for the period. As was the case in the first quarter, significant outperformance was evident in selected sectors. Valuations once again continued to improve, yet remain compelling in our view, on a relative and absolute basis, whether measured by implied spread or yield/premium relationships. With absolute yields in the high yield universe near three year lows and equity markets seemingly still very well supported, non-traditional or cross-over (i.e., traditional long-only or directional) investors continue to put capital to work in the convertible space, which is a favorable development we continue to monitor closely. The use of derivatives (equity options and currency contracts) in the first half of 2017 negatively contributed to Portfolio returns.

Lazard Fundamental Long/Short Portfolio

For the six months ended June 30, 2017, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of 3.29%, while Open Shares posted a total return of 3.31%, as compared with the 3.73% return for the HFRX Equity Hedge® Index and 9.34% return for the S&P 500® Index.

Semi-Annual Report  3

A long position in Floor and Décor contributed to performance, as shares rose following the company’s IPO in April. We sold our position in May, as the stock approached our target valuation. The Portfolio also benefited from its long position in Alphabet, as quarterly results showed solid growth in its core business, disciplined expense management, and increased optimism around more nascent, growth initiatives such as cloud. A long position in Intercontinental Exchange also helped returns, as shares rose after the company’s monthly futures volumes showed signs of improvement, and management offered more details around the outlook for its data business at its investor day.

In contrast, a long position in AutoZone detracted from performance, as shares fell after the company reported quarterly earnings below expectations, hurt by weaker revenues. We sold our position after the announcement in May, as we saw opportunities with better risk-reward profiles elsewhere. A short position in Wal-Mart also hurt returns, as shares rose after the company reported quarterly earnings above expectations, driven by stronger sales and store traffic. The Portfolio was also hurt by a long position in Molson Coors, as shares fell after management did a poor job of communicating medium-term EBITDA targets and, as a result, consensus estimates came down.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

4  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Since Inception	†
Institutional Shares**	7.04%	2.43%
Open Shares**	6.78%	2.19%
BofA Merrill Lynch U.S. Convertible ex Mandatory Index	19.86%	6.90%
HFRX Global Hedge Fund Index	6.00%	0.52%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The BofA Merrill Lynch U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was December 31, 2014.

Semi-Annual Report  5

Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Since Inception	†
Institutional Shares**	3.57%	4.50%
Open Shares**	3.41%	4.26%
S&P 500 Index	17.90%	10.60%
HFRX Equity Hedge Index	8.07%	0.95%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The HFRX Equity Hedge Index consists of equity hedge funds that maintain positions both long and short in primarily equity and equity derivative securities. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was April 30, 2014.

6  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2017 through June 30, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Semi-Annual Report  7

Portfolio†	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$1,040.40	$12.09	2.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.94	$11.93	2.39%
Open Shares
Actual	$1,000.00	$1,040.40	$13.41	2.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.65	$13.22	2.65%
Fundamental Long/Short
Institutional Shares
Actual	$1,000.00	$1,032.90	$17.94	3.56%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.14	$17.72	3.56%
Open Shares
Actual	$1,000.00	$1,033.10	$19.41	3.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.70	$19.15	3.85%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
†	The expense ratios include broker expense and dividend expense on securities sold short.

8  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2017 (unaudited)

	Lazard Enhanced Opportunities Portfolio		Lazard Fundamental Long/Short Portfolio
Sector	Long*	Short†	Long*	Short†

Consumer Discretionary	10.7%	-10.6%	6.0%	-16.5%
Consumer Staples	0.5	-1.0	4.1	-6.4
Energy	5.5	-5.3	2.1	-2.6
Financials	13.8	-7.0	11.3	-24.6
Health Care	18.4	-20.3	9.3	-11.4
Industrials	7.9	-8.9	10.1	-8.4
Information Technology	21.3	-24.3	13.3	-26.5
Materials	2.9	-3.0	—	-3.6
Real Estate	7.1	-8.9	0.7	—
Telecommunication Services	—	—	1.5	—
Utilities	0.9	-0.6	—	—
Exchange-Traded Funds	2.4	-10.1	—	—
Short-Term Investments	8.6	—	41.6	—
Total Investments	100.0%	-100.0%	100.0%	-100.0%

*	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

Semi-Annual Report  9

The Lazard Funds, Inc. Portfolios of Investments June 30, 2017 (unaudited)

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 8.9%

Australia | 0.1%
Link Administration Holdings, Ltd.	2,952	$17,909

Austria | 0.0%
IMMOFINANZ AG (a)	695	1,590

Canada | 0.1%
ECN Capital Corp.	1,495	4,611
Teck Resources, Ltd., Class B	639	11,074
		15,685
China | 0.1%
Tencent Holdings, Ltd. (a)	500	17,843

France | 0.5%
Faurecia (a)	481	24,431
Valeo SA (a)	525	35,613
		60,044
Germany | 0.1%
Delivery Hero AG (a)	367	11,653

Ireland | 0.1%
Allied Irish Banks PLC (a)	2,625	14,818

Israel | 0.2%
Israel Discount Bank, Ltd., Class A (a), (b)	7,239	19,056

Mexico | 0.1%
Cemex SAB de CV Sponsored ADR (a)	1,768	16,655

Netherlands | 0.7%
ABN AMRO Group NV (a)	3,150	84,173

United States | 6.9%
AK Steel Holding Corp. (a)	7,000	45,990
Altra Industrial Motion Corp.	9,379	373,284
American Homes 4 Rent, Class A REIT	1,200	27,084
Atlas Air Worldwide Holdings, Inc. (a)	309	16,114
BroadSoft, Inc. (a)	800	34,440
CalAtlantic Group, Inc.	600	21,210
Chesapeake Energy Corp. (a)	1,400	6,958
Description	Shares	Fair Value

Cisco Systems, Inc.	4,810	$150,553
Dycom Industries, Inc. (a)	100	8,952
Ford Motor Co.	469	5,248
Green Plains, Inc.	2,300	47,265
KB Home	275	6,592
Navistar International Corp. (a)	200	5,246
Pandora Media, Inc. (a)	500	4,460
PRA Group, Inc. (a)	100	3,790
Shutterfly, Inc. (a)	179	8,503
The Greenbrier Cos., Inc.	600	27,750
Trinity Industries, Inc.	200	5,606
WebMD Health Corp. (a)	600	35,190
Workday, Inc. Class A (a)	400	38,800
		873,035
Total Common Stocks (Cost $1,039,665)		1,132,461

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 143.1%

Austria | 1.0%
IMMOFINANZ AG, 2.000%, 01/24/24 (b)	EUR	100	$128,349

Bermuda | 0.6%
Golar LNG, Ltd., 2.750%, 02/15/22 (b)	USD	85	78,625

Canada | 3.5%
Element Fleet Management Corp.:
5.125%, 06/30/19 (b)	CAD	220	170,497
4.250%, 06/30/20 (b)	CAD	253	191,291
Pretium Resources, Inc., 2.250%, 03/15/22 (b), (c)	USD	80	75,800
			437,588
Greece | 2.2%
Aegean Marine Petroleum Network, Inc.:
4.000%, 11/01/18 (b)	USD	128	123,600
4.250%, 12/15/21 (b)	USD	208	160,160
			283,760

The accompanying notes are an integral part of these financial statements.

10  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Japan | 2.3%
Kyushu Electric Power Co., Inc.:
0.000%, 03/31/20 (b)	JPY	10,000	$96,288
0.000%, 03/31/22 (b)	JPY	10,000	97,044
Mirait Holdings Corp., 0.000%, 12/30/21 (b)	JPY	10,000	98,362
			291,694
Mexico | 1.3%
Cemex SAB de CV, 3.720%, 03/15/20 (b)	USD	147	169,785

United States | 132.2%
Aerojet Rocketdyne Holdings, Inc., 2.250%, 12/15/23 (b), (c)	USD	251	264,805
AK Steel Corp., 5.000%, 11/15/19 (b)	USD	144	211,140
Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20 (b)	USD	182	184,502
AMAG Pharmaceuticals, Inc., 3.250%, 06/01/22 (b)	USD	200	191,750
American Residential Properties OP LP, 3.250%, 11/15/18 (b), (c)	USD	177	231,649
Amicus Therapeutics, Inc., 3.000%, 12/15/23 (b), (c)	USD	186	331,080
AmTrust Financial Services, Inc., 2.750%, 12/15/44 (b)	USD	156	115,733
Atlas Air Worldwide Holdings, Inc., 1.875%, 06/01/24 (b)	USD	168	183,120
BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20 (b)	USD	144	171,270
Blackhawk Network Holdings, Inc., 1.500%, 01/15/22 (b), (c)	USD	159	177,285
BlackRock Capital Investment Corp., 5.000%, 06/15/22 (b)	USD	53	54,259
Bottomline Technologies de, Inc., 1.500%, 12/01/17 (b)	USD	173	174,514
BroadSoft, Inc., 1.000%, 09/01/22 (b)	USD	139	173,229
CalAmp Corp., 1.625%, 05/15/20	USD	105	106,969
Carbonite, Inc., 2.500%, 04/01/22 (b)	USD	132	145,447
Description	Security Currency	Principal Amount (000)	Fair Value

Carriage Services, Inc., 2.750%, 03/15/21 (b)	USD	97	$125,797
Citrix Systems, Inc., 0.500%, 04/15/19 (b)	USD	105	126,066
Clovis Oncology, Inc., 2.500%, 09/15/21 (b)	USD	136	230,180
Colony NorthStar, Inc., 3.875%, 01/15/21 (b)	USD	114	115,710
Colony Starwood Homes:
3.000%, 07/01/19 (b)	USD	213	252,538
3.500%, 01/15/22 (b), (c)	USD	232	247,950
Cornerstone OnDemand, Inc., 1.500%, 07/01/18 (b)	USD	54	54,203
Cowen, Inc., 3.000%, 03/15/19 (b)	USD	128	131,200
CSG Systems International, Inc., 4.250%, 03/15/36 (b)	USD	79	85,172
Cypress Semiconductor Corp., 4.500%, 01/15/22 (b)	USD	100	122,188
Dermira, Inc., 3.000%, 05/15/22 (b), (c)	USD	82	90,508
DexCom, Inc., 0.750%, 05/15/22 (b)	USD	159	161,882
DISH Network Corp.:
2.375%, 03/15/24 (b), (c)	USD	244	256,352
3.375%, 08/15/26 (b), (c)	USD	307	372,237
Emergent BioSolutions, Inc., 2.875%, 01/15/21 (b)	USD	202	260,327
Encore Capital Group, Inc.:
3.000%, 11/27/17 (b)	USD	47	60,395
3.250%, 03/15/22 (b)	USD	240	258,000
Ensco Jersey Finance, Ltd., 3.000%, 01/31/24 (b), (c)	USD	116	89,465
EZCORP, Inc., 2.875%, 07/01/24	USD	133	133,997
FireEye, Inc., 1.625%, 06/01/35 (b)	USD	61	55,548
Flexion Therapeutics, Inc., 3.375%, 05/01/24 (b)	USD	110	112,475
Forest City Realty Trust, Inc.:
4.250%, 08/15/18 (b)	USD	144	168,390
3.625%, 08/15/20 (b)	USD	335	377,503
Global Brokerage, Inc., 2.250%, 06/15/18 (b)	USD	98	39,200
Green Plains, Inc.:
3.250%, 10/01/18 (b)	USD	269	321,287
4.125%, 09/01/22 (b), (c)	USD	218	218,817

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  11

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

HCI Group, Inc., 4.250%, 03/01/37 (b), (c)	USD	73	$70,354
Herbalife, Ltd., 2.000%, 08/15/19 (b)	USD	114	118,560
Hercules Capital, Inc., 4.375%, 02/01/22 (b), (c)	USD	87	88,958
Horizon Global Corp., 2.750%, 07/01/22 (b)	USD	174	164,647
HubSpot, Inc., 0.250%, 06/01/22 (b), (c)	USD	106	102,754
Innoviva, Inc., 2.125%, 01/15/23 (b)	USD	169	153,579
Inphi Corp., 0.750%, 09/01/21 (b), (c)	USD	105	101,259
Insulet Corp., 1.250%, 09/15/21 (b), (c)	USD	143	156,942
Intercept Pharmaceuticals, Inc., 3.250%, 07/01/23 (b)	USD	131	127,398
InterDigital, Inc., 1.500%, 03/01/20 (b)	USD	105	127,378
Invacare Corp.:
5.000%, 02/15/21 (b)	USD	32	34,280
4.500%, 06/01/22 (b)	USD	27	28,974
Kaman Corp., 3.250%, 05/01/24 (b)	USD	170	172,231
KB Home, 1.375%, 02/01/19 (b)	USD	35	37,428
Knowles Corp., 3.250%, 11/01/21 (b)	USD	207	243,354
LendingTree, Inc., 0.625%, 06/01/22 (b)	USD	95	103,194
LGI Homes, Inc., 4.250%, 11/15/19 (b)	USD	30	57,150
Liberty Expedia Holdings, Inc., 1.000%, 06/30/47 (b)	USD	265	281,774
Liberty Interactive LLC:
4.000%, 11/15/29 (b)	USD	236	157,846
1.750%, 09/30/46 (b), (c)	USD	59	67,444
Liberty Media Corp.:
1.375%, 10/15/23 (b)	USD	203	240,332
2.250%, 09/30/46 (b), (c)	USD	59	63,499
Description	Security Currency	Principal Amount (000)	Fair Value

Microchip Technology, Inc.:
1.625%, 02/15/25 (b)	USD	61	$91,767
1.625%, 02/15/27 (b)	USD	203	213,404
2.250%, 02/15/37 (b)	USD	123	128,381
Nabors Industries, Inc., 0.750%, 01/15/24 (b), (c)	USD	122	97,066
Navistar International Corp.:
4.500%, 10/15/18 (b)	USD	32	31,940
4.750%, 04/15/19 (b)	USD	244	237,747
Neurocrine Biosciences, Inc., 2.250%, 05/15/24 (b), (c)	USD	275	273,109
New York Mortgage Trust, Inc., 6.250%, 01/15/22 (b)	USD	52	52,390
Nuance Communications, Inc., 1.250%, 04/01/25 (b)	USD	137	138,199
Oasis Petroleum, Inc., 2.625%, 09/15/23	USD	53	51,973
ON Semiconductor Corp., 1.625%, 10/15/23 (b)	USD	159	159,000
OSI Systems, Inc., 1.250%, 09/01/22 (b), (c)	USD	128	124,400
Pacira Pharmaceuticals, Inc., 2.375%, 04/01/22 (b)	USD	79	83,740
PDL BioPharma, Inc., 2.750%, 12/01/21 (b)	USD	119	107,100
PRA Group, Inc.:
3.000%, 08/01/20 (b)	USD	242	230,959
3.500%, 06/01/23 (b)	USD	168	177,135
Prospect Capital Corp., 4.950%, 07/15/22 (b)	USD	94	93,648
PTC Therapeutics, Inc., 3.000%, 08/15/22 (b)	USD	110	85,113
Quidel Corp., 3.250%, 12/15/20 (b)	USD	185	205,119
RealPage, Inc., 1.500%, 11/15/22 (b)	USD	127	138,192
Redwood Trust, Inc., 4.625%, 04/15/18 (b)	USD	105	106,313
Rovi Corp., 0.500%, 03/01/20 (b)	USD	110	108,006
RTI International Metals, Inc., 1.625%, 10/15/19 (b)	USD	31	33,073
RWT Holdings, Inc., 5.625%, 11/15/19 (b)	USD	138	144,382
ServiceNow, Inc.:
0.000%, 11/01/18 (b)	USD	109	159,344
0.000%, 06/01/22 (b)	USD	106	107,988

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Shutterfly, Inc., 0.250%, 05/15/18 (b)	USD	43	$42,866
Silicon Laboratories, Inc., 1.375%, 03/01/22 (b)	USD	123	127,151
Square, Inc., 0.375%, 03/01/22 (b), (c)	USD	55	67,409
Starwood Property Trust, Inc.:
3.750%, 10/15/17 (b)	USD	373	374,632
4.375%, 04/01/23 (b)	USD	176	178,310
Sucampo Pharmaceuticals, Inc., 3.250%, 12/15/21 (b)	USD	197	192,321
Synaptics, Inc., 0.500%, 06/15/22 (b)	USD	106	107,060
Teladoc, Inc., 3.000%, 12/15/22 (b)	USD	159	167,546
TerraVia Holdings, Inc., 5.000%, 10/01/19 (b)	USD	216	77,760
Tesla, Inc., 2.375%, 03/15/22 (b)	USD	131	164,569
The Greenbrier Cos., Inc., 2.875%, 02/01/24 (b), (c)	USD	143	153,278
The KeyW Holding Corp., 2.500%, 07/15/19 (b)	USD	157	151,407
The Medicines Co., 2.750%, 07/15/23 (b)	USD	187	195,649
Twitter, Inc., 1.000%, 09/15/21 (b)	USD	109	99,735
Viavi Solutions, Inc., 1.000%, 03/01/24 (b), (c)	USD	132	137,940
WebMD Health Corp.:
1.500%, 12/01/20 (b)	USD	190	241,181
2.625%, 06/15/23 (b)	USD	106	103,748
World Wrestling Entertainment, Inc., 3.375%, 12/15/23 (b)	USD	199	210,691
Wright Medical Group NV, 2.250%, 11/15/21 (b)	USD	170	240,125
Wright Medical Group, Inc., 2.000%, 02/15/20 (b)	USD	207	230,029
Zillow Group, Inc., 2.000%, 12/01/21 (b)	USD	265	308,891
			16,835,260
Total Corporate Bonds (Cost $17,870,808)			18,225,061
Description		Shares	Fair Value

Preferred Stocks | 0.9%

United States | 0.9%
Virtus Investment Partners, Inc. (b) (Cost $115,301)		1,148	$115,351

Exchange-Traded Funds | 4.0%
iShares Russell 2000 ETF		1,200	169,104
SPDR S&P 500 ETF Trust		1,200	290,160
SPDR S&P Retail ETF		1,200	48,864

Total Exchange-Traded Funds
(Cost $502,620)			508,128

Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.2%
AK Steel Holding Corp. 7 Call:
Expires 07/21/17	RBS	53	$1,325
Expires 07/28/17	RBS	25	950
Atlas Air Worldwide Holdings, Inc. 55 Call, Expires 08/18/17	RBS	2	290
Blackhawk Network Holdings, Inc. 45 Call, Expires 08/18/17	RBS	1	145
Cemex SAB de CV 9 Call, Expires 07/21/17	RBS	27	1,350
CSG Systems International, Inc. 45 Call, Expires 07/21/17	RBS	5	125
Cypress Semiconductor Corp. 14 Call, Expires 07/21/17	RBS	27	945
Emergent BioSolutions, Inc. 35 Call, Expires 09/15/17	RBS	11	1,815
Energy Select Sector SPDR Fund 66 Call, Expires 07/21/17	RBS	43	2,236
Financial Select Sector SPDR Fund 25 Call, Expires 08/18/17	RBS	30	1,080
Financial Select Sector SPDR Fund 26 Call, Expires 08/18/17	RBS	30	330

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Counterparty	Number of Contracts	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Intercept Pharmaceuticals, Inc. 135 Call, Expires 07/28/17	RBS	2	$200
InterDigital, Inc. 85 Call, Expires 07/21/17	RBS	2	22
Molson Coors Brewing Co. 92.5 Call, Expires 10/20/17	RBS	2	304
Nabors Industries, Inc. 9 Call, Expires 12/15/17	RBS	11	1,067
Pacira Pharmaceuticals, Inc. 50 Call, Expires 08/18/17	RBS	2	450
ServiceNow, Inc. 113 Call, Expires 07/21/17	RBS	4	160
SPDR S&P 500 ETF Trust 230 Put, Expires 12/15/17	RBS	13	5,811
Teck Resources, Ltd. 22 Call, Expires 08/18/17	RBS	12	168
TiVo, Inc. 21 Call, Expires 07/21/17	RBS	4	20

Total Purchased Options (Cost $22,954)			18,793

Description		Shares	Fair Value

Short-Term Investments | 14.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,885,251)		1,885,251	$1,885,251

Total Investments excluding Securities Sold Short | 171.9% (Cost $21,436,599)			21,885,045
Description	Shares	Fair Value

Securities Sold Short | (73.4)%

Common Stocks | (66.0)%

Australia | (0.2)%
Australia & New Zealand Banking Group, Ltd.	(551)	$(12,145)
Bendigo & Adelaide Bank, Ltd.	(1,400)	(11,948)
		(24,093)
Austria | (0.3)%
IMMOFINANZ AG	(19,299)	(44,151)

Bermuda | (0.3)%
Golar LNG, Ltd.	(1,482)	(32,975)

Canada | (0.7)%
ECN Capital Corp.	(1,495)	(4,611)
Element Fleet Management Corp.	(6,237)	(42,805)
Pretium Resources, Inc. (a)	(2,843)	(27,321)
Teck Resources, Ltd. Class B	(639)	(11,074)
		(85,811)
Greece | (0.5)%
Aegean Marine Petroleum Network, Inc.	(10,217)	(59,769)

Japan | (0.7)%
Kyushu Electric Power Co., Inc.	(4,500)	(54,692)
Mirait Holdings Corp.	(2,600)	(29,235)
		(83,927)
Mexico | (0.5)%
Cemex SAB de CV Sponsored ADR (a)	(7,027)	(66,194)

United States | (62.8)%
Aerojet Rocketdyne Holdings, Inc. (a)	(5,496)	(114,317)
AK Steel Holding Corp. (a)	(25,663)	(168,606)
Allscripts Healthcare Solutions, Inc. (a)	(2,643)	(33,725)
Altra Industrial Motion Corp.	(9,379)	(373,284)
AMAG Pharmaceuticals, Inc. (a)	(4,835)	(88,964)
American Homes 4 Rent, Class A REIT	(9,358)	(211,210)
Amicus Therapeutics, Inc. (a)	(26,851)	(270,390)
AmTrust Financial Services, Inc.	(2,000)	(30,280)
Arconic, Inc.	(385)	(8,720)
Atlas Air Worldwide Holdings, Inc. (a)	(1,979)	(103,205)
BioMarin Pharmaceutical, Inc. (a)	(535)	(48,589)
Blackhawk Network Holdings, Inc. (a)	(1,573)	(68,583)
Bottomline Technologies de, Inc. (a)	(741)	(19,036)
BroadSoft, Inc. (a)	(3,398)	(146,284)
CalAmp Corp. (a)	(976)	(19,842)

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

CalAtlantic Group, Inc.	(600)	$(21,210)
Carbonite, Inc. (a)	(3,457)	(75,363)
Carriage Services, Inc.	(3,387)	(91,314)
Charter Communications, Inc., Class A (a)	(104)	(35,032)
Chesapeake Energy Corp. (a)	(1,400)	(6,958)
Cisco Systems, Inc.	(4,810)	(150,553)
Citrix Systems, Inc. (a)	(1,009)	(80,296)
Clovis Oncology, Inc. (a)	(1,781)	(166,755)
Colony NorthStar, Inc., Class A REIT	(1,669)	(23,516)
Colony Starwood Homes REIT	(8,749)	(300,178)
Cornerstone OnDemand, Inc. (a)	(162)	(5,791)
Cowen, Inc. (a)	(2,773)	(45,061)
CSG Systems International, Inc.	(543)	(22,035)
Cypress Semiconductor Corp.	(4,991)	(68,127)
Dermira, Inc. (a)	(1,488)	(43,360)
DexCom, Inc. (a)	(963)	(70,443)
DISH Network Corp., Class A (a)	(4,776)	(299,742)
Dycom Industries, Inc. (a)	(100)	(8,952)
Emergent BioSolutions, Inc. (a)	(4,129)	(140,014)
Encore Capital Group, Inc. (a)	(4,096)	(164,454)
Ensco PLC Class A	(5,129)	(26,466)
Expedia, Inc.	(615)	(91,604)
EZCORP, Inc., Class A (a)	(5,220)	(40,194)
Flexion Therapeutics, Inc. (a)	(2,823)	(57,081)
Ford Motor Co.	(469)	(5,248)
Forest City Realty Trust, Inc., Class A REIT	(10,628)	(256,879)
Green Plains, Inc.	(16,058)	(329,992)
HCI Group, Inc.	(540)	(25,369)
Herbalife, Ltd. (a)	(642)	(45,794)
Hercules Capital, Inc.	(498)	(6,594)
Horizon Global Corp. (a)	(4,468)	(64,160)
HubSpot, Inc. (a)	(671)	(44,118)
Innoviva, Inc. (a)	(2,570)	(32,896)
Inphi Corp. (a)	(978)	(33,545)
Insulet Corp. (a)	(1,506)	(77,273)
Intercept Pharmaceuticals, Inc. (a)	(395)	(47,823)
InterDigital, Inc.	(992)	(76,682)
Invacare Corp.	(1,724)	(22,757)
Kaman Corp.	(667)	(33,263)
Knowles Corp. (a)	(8,267)	(139,878)
LendingTree, Inc. (a)	(298)	(51,316)
LGI Homes, Inc. (a)	(1,145)	(46,006)
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	(2,733)	(114,731)
Description	Shares	Fair Value

Microchip Technology, Inc.	(4,775)	$(368,535)
Molson Coors Brewing Co., Class B	(204)	(17,613)
Nabors Industries, Ltd.	(2,161)	(17,591)
Navistar International Corp. (a)	(1,338)	(35,096)
Neurocrine Biosciences, Inc. (a)	(1,848)	(85,008)
New York Mortgage Trust, Inc. REIT	(2,505)	(15,581)
Nuance Communications, Inc. (a)	(4,327)	(75,333)
Oasis Petroleum, Inc. (a)	(2,752)	(22,154)
ON Semiconductor Corp. (a)	(4,438)	(62,310)
OSI Systems, Inc. (a)	(635)	(47,720)
Pacira Pharmaceuticals, Inc. (a)	(777)	(37,063)
Pandora Media, Inc. (a)	(500)	(4,460)
PDL BioPharma, Inc. (a)	(25,216)	(62,284)
PRA Group, Inc. (a)	(1,737)	(65,832)
PTC Therapeutics, Inc. (a)	(1,182)	(21,666)
Quidel Corp. (a)	(2,953)	(80,144)
RealPage, Inc. (a)	(1,872)	(67,298)
Redwood Trust, Inc. REIT	(2,358)	(40,180)
ServiceNow, Inc. (a)	(1,551)	(164,406)
Shutterfly, Inc. (a)	(300)	(14,250)
Silicon Laboratories, Inc. (a)	(662)	(45,248)
Snyder’s-Lance, Inc.	(735)	(25,446)
Square, Inc., Class A (a)	(1,678)	(39,366)
Starwood Property Trust, Inc. REIT	(736)	(16,479)
Sucampo Pharmaceuticals, Inc., Class A (a)	(7,197)	(75,568)
Synaptics, Inc. (a)	(749)	(38,731)
Teladoc, Inc. (a)	(2,500)	(86,750)
TerraVia Holdings, Inc. (a)	(21,377)	(4,992)
Tesla, Inc. (a)	(313)	(113,184)
The Greenbrier Cos., Inc.	(1,788)	(82,695)
The KeyW Holding Corp. (a)	(3,861)	(36,100)
The Medicines Co. (a)	(2,038)	(77,464)
Time Warner, Inc.	(141)	(14,158)
TiVo Corp.	(660)	(12,309)
Trinity Industries, Inc.	(200)	(5,606)
Viavi Solutions, Inc. (a)	(5,791)	(60,979)
Virtus Investment Partners, Inc.	(726)	(80,550)
WebMD Health Corp. (a)	(2,678)	(157,065)
Workday, Inc., Class A (a)	(400)	(38,800)
World Wrestling Entertainment, Inc., Class A	(4,012)	(81,724)
Wright Medical Group NV (a)	(9,775)	(268,715)
Zillow Group, Inc., Class C (a)	(2,885)	(141,394)
		(8,001,705)
Total Common Stocks (Proceeds $8,191,842)		(8,398,625)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Exchange-Traded Funds | (7.4)%

United States | (7.4)%
iShares 7-10 Year Treasury Bond ETF	(4,085)	$(435,502)
iShares Russell 2000 ETF	(1,200)	(169,104)
SPDR S&P 500 ETF Trust	(1,200)	(290,160)
SPDR S&P Retail ETF	(1,200)	(48,864)

Total Exchange-Traded Funds (Proceeds $943,333)		(943,630)

Total Securities Sold Short (Proceeds $9,135,175)		(9,342,255)
Description	Fair Value

Total Investments | 98.5% (Cost and short proceeds $12,301,424) (d), (e)	$12,542,790

Cash and Other Assets in Excess of Liabilities | 1.5%	188,977

Net Assets | 100.0%	$12,731,767

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Lazard Enhanced Opportunities Portfolio (concluded)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CAD	118,000	USD	88,974	SSB	07/21/17	$2,048	$—
EUR	68,000	USD	76,359	SSB	07/21/17	1,371	—
USD	389,834	CAD	530,000	SSB	07/21/17	—	18,990
USD	198,096	EUR	178,000	SSB	07/21/17	—	5,373
USD	75,138	JPY	8,360,000	SSB	07/21/17	760	—
USD	157,925	JPY	17,573,000	SSB	07/21/17	1,580	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$5,759	$24,363

Written Options open at June 30, 2017:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums	Fair Value

AK Steel Holding Corp. 5.5 Put	RBS	53	$5.50	07/28/17	$717	$(689)
Atlas Air Worldwide Holdings, Inc. 50 Put	RBS	2	50.00	08/18/17	468	(320)
Blackhawk Network Holdings, Inc. 40 Put	RBS	4	40.00	08/18/17	335	(320)
CSG Systems International, Inc. 40 put	RBS	1	40.00	07/21/17	80	(60)
Emergent BioSolutions, Inc. 30 Put	RBS	11	30.00	09/15/17	1,725	(715)
Energy Select Sector SPDR Fund 63 Put	RBS	43	63.00	07/21/17	1,997	(1,677)
Financial Select Sector SPDR Fund 24 Put	RBS	61	24.00	08/18/17	1,659	(1,586)
Intercept Pharmaceuticals, Inc. 115 Put	RBS	2	115.00	08/18/17	713	(940)
InterDigital, Inc. 75 Put	RBS	2	75.00	07/21/17	195	(160)
Microchip Technology, Inc. 75 Put	RBS	5	75.00	08/18/17	957	(1,025)
Molson Coors Brewing Co. 92.5 put	RBS	3	92.50	10/20/17	1,062	(2,220)
Nabors Industries, Ltd. 6 Put	RBS	11	6.00	12/15/17	609	(495)
ServiceNow, Inc. 103 Put	RBS	4	103.00	07/21/17	440	(560)
SPDR S&P 500 ETF Trust 212 Put	RBS	13	212.00	12/15/17	3,067	(2,600)
TiVo Corp. 17 Put	RBS	4	17.00	07/21/17	91	(20)
Total Written Options		219			$14,115	$(13,387)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 87.9%

Air Freight & Logistics | 1.1%
United Parcel Service, Inc., Class B	11,300	$1,249,667

Banks | 11.0%
Citigroup, Inc. (b)	48,585	3,249,365
Citizens Financial Group, Inc. (b)	80,370	2,867,602
Comerica, Inc. (b)	46,655	3,417,012
SunTrust Banks, Inc.	20,700	1,174,104
TCF Financial Corp.	130,400	2,078,576
		12,786,659
Beverages | 3.4%
Molson Coors Brewing Co., Class B (b)	44,941	3,880,206

Biotechnology | 4.7%
Agios Pharmaceuticals, Inc. (a)	10,100	519,645
Biogen, Inc. (a)	4,221	1,145,410
BioMarin Pharmaceutical, Inc. (a)	6,635	602,591
Celgene Corp. (a), (b)	20,195	2,622,725
Eagle Pharmaceuticals, Inc. (a)	7,200	568,008
		5,458,379
Building Products | 3.1%
Johnson Controls International PLC (b)	82,655	3,583,921

Capital Markets | 5.9%
Intercontinental Exchange, Inc. (b)	104,060	6,859,635

Communications Equipment | 7.3%
Cisco Systems, Inc. (b)	74,560	2,333,728
Motorola Solutions, Inc. (b)	57,017	4,945,654
Palo Alto Networks, Inc. (a)	8,690	1,162,809
		8,442,191
Diversified Telecommunication Services | 2.3%
AT&T, Inc. (b)	69,605	2,626,197

Electrical Equipment | 3.9%
Eaton Corp. PLC	16,100	1,253,063
Rockwell Automation, Inc. (b)	20,356	3,296,858
		4,549,921
Description	Shares	Fair Value

Energy Equipment & Services | 3.2%
Halliburton Co.	34,000	$1,452,140
NCS Multistage Holdings, Inc.	48,100	1,211,158
Schlumberger, Ltd.	15,100	994,184
		3,657,482
Equity Real Estate Investment Trusts (REITs) | 1.0%
Prologis, Inc.	20,135	1,180,716

Food & Staples Retailing | 2.8%
Walgreens Boots Alliance, Inc. (b)	41,575	3,255,738

Health Care Equipment & Supplies | 2.6%
Medtronic PLC (b)	34,200	3,035,250

Health Care Providers & Services | 2.6%
Humana, Inc. (b)	12,270	2,952,407

Industrial Conglomerates | 2.0%
Honeywell International, Inc. (b)	17,464	2,327,777

Internet Software & Services | 5.5%
Alphabet, Inc., Class C (a), (b)	2,453	2,229,115
eBay, Inc. (a), (b)	83,225	2,906,217
Facebook, Inc., Class A (a)	7,786	1,175,530
		6,310,862
IT Services | 3.4%
DXC Technology Co. (b)	31,400	2,409,008
Visa, Inc., Class A	16,084	1,508,358
		3,917,366
Life Sciences Tools & Services | 1.9%
Thermo Fisher Scientific, Inc. (b)	12,544	2,188,552

Machinery | 5.1%
Deere & Co.	10,400	1,285,336
Dover Corp.	26,200	2,101,764
Parker-Hannifin Corp. (b)	16,080	2,569,906
		5,957,006
Media | 4.4%
Comcast Corp., Class A (b)	132,300	5,149,116

Pharmaceuticals | 2.2%
Allergan PLC (b)	10,542	2,562,655

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (continued)

Semiconductors & Semiconductor Equipment | 3.9%
Applied Materials, Inc.	40,200	$1,660,662
Cypress Semiconductor Corp.	81,486	1,112,284
Skyworks Solutions, Inc.	17,972	1,724,413
		4,497,359
Specialty Retail | 3.4%
Lowe’s Cos., Inc. (b)	51,182	3,968,140

Textiles, Apparel & Luxury Goods | 1.2%
Lululemon Athletica, Inc. (a)	22,600	1,348,542

Total Common Stocks (Cost $92,741,427)		101,745,744

Short-Term Investments | 62.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $72,469,885)	72,469,885	72,469,885

Total Investments excluding Securities Sold Short | 150.5% (Cost $165,211,312)		174,215,629

Securities Sold Short | (49.1)%

Common Stocks | (49.1)%

Aerospace & Defense | (0.6)%
Lockheed Martin Corp.	(2,595)	(720,398)

Air Freight & Logistics | (0.5)%
Expeditors International of Washington, Inc.	(10,998)	(621,167)

Auto Components | (0.5)%
Adient PLC	(8,237)	(538,535)

Banks | (3.9)%
Glacier Bancorp, Inc.	(16,900)	(618,709)
People’s United Financial, Inc.	(131,233)	(2,317,575)
Umpqua Holdings Corp.	(83,200)	(1,527,552)
		(4,463,836)
Description	Shares	Fair Value

Capital Markets | (3.6)%
Federated Investors, Inc., Class B	(33,600)	$(949,200)
Franklin Resources, Inc.	(25,085)	(1,123,557)
T Rowe Price Group, Inc.	(16,800)	(1,246,728)
Waddell & Reed Financial, Inc., Class A	(46,363)	(875,334)
		(4,194,819)
Chemicals | (0.6)%
The Mosaic Co.	(32,400)	(739,692)

Commercial Services & Supplies | (0.9)%
Stericycle, Inc. (a)	(14,210)	(1,084,507)

Communications Equipment | (0.6)%
Infinera Corp. (a)	(61,214)	(653,153)

Construction & Engineering | (0.5)%
Fluor Corp.	(12,289)	(562,590)

Consumer Finance | (0.6)%
LendingClub Corp. (a)	(120,200)	(662,302)

Containers & Packaging | (1.1)%
International Paper Co.	(11,400)	(645,354)
WestRock Co.	(11,400)	(645,924)
		(1,291,278)
Diversified Financial Services | (0.9)%
Voya Financial, Inc.	(28,005)	(1,033,104)

Electronic Equipment, Instruments & Components | (2.3)%
AU Optronics Corp. Sponsored ADR	(230,600)	(1,051,536)
Cognex Corp.	(6,500)	(551,850)
LG Display Co., Ltd. ADR	(66,500)	(1,068,655)
		(2,672,041)
Food & Staples Retailing | (1.9)%
Casey’s General Stores, Inc.	(5,000)	(535,550)
Wal-Mart Stores, Inc.	(22,020)	(1,666,474)
		(2,202,024)
Food Products | (1.3)%
Snyder’s-Lance, Inc.	(42,415)	(1,468,407)

Health Care Equipment & Supplies | (0.5)%
Glaukos Corp. (a)	(14,400)	(597,168)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (concluded)

Health Care Providers & Services | (2.1)%
Fresenius Medical Care AG & Co. KGaA ADR	(28,900)	$(1,396,737)
Owens & Minor, Inc.	(31,489)	(1,013,631)
		(2,410,368)
Household Durables | (1.1)%
CalAtlantic Group, Inc.	(18,548)	(655,672)
Tempur Sealy International, Inc. (a)	(12,400)	(662,036)
		(1,317,708)
Industrial Conglomerates | (0.5)%
Carlisle Cos., Inc.	(5,809)	(554,179)

Insurance | (1.2)%
Aflac, Inc.	(17,815)	(1,383,869)

Internet Software & Services | (0.3)%
MuleSoft, Inc.	(13,600)	(339,184)

IT Services | (5.9)%
Alliance Data Systems Corp.	(4,139)	(1,062,440)
Amdocs, Ltd.	(18,346)	(1,182,583)
Genpact, Ltd.	(27,240)	(758,090)
International Business Machines Corp.	(7,740)	(1,190,644)
Paychex, Inc.	(10,400)	(592,176)
Teradata Corp. (a)	(68,500)	(2,020,065)
		(6,805,998)
Leisure Products | (0.6)%
Polaris Industries, Inc.	(6,909)	(637,217)

Machinery | (0.5)%
The Manitowoc Co., Inc. (a)	(91,827)	(551,880)

Media | (0.5)%
Twenty-First Century Fox, Inc.	(20,700)	(586,638)

Multiline Retail | (0.5)%
Macy’s, Inc.	(26,300)	(611,212)

Oil, Gas & Consumable Fuels | (1.3)%
ONEOK, Inc.	(15,835)	(825,953)
Targa Resources Corp.	(14,844)	(670,949)
		(1,496,902)
Description	Shares	Fair Value

Pharmaceuticals | (3.0)%
Merck & Co., Inc.	(10,634)	$(681,533)
Mylan NV (a)	(23,246)	(902,410)
Sanofi ADR	(14,107)	(675,866)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	(36,500)	(1,212,530)
		(3,472,339)
Road & Rail | (0.6)%
Old Dominion Freight Line, Inc.	(7,002)	(666,871)

Semiconductors & Semiconductor Equipment | (2.1)%
Ambarella, Inc. (a)	(10,800)	(524,340)
Intel Corp.	(32,540)	(1,097,900)
ON Semiconductor Corp. (a)	(60,200)	(845,208)
		(2,467,448)
Software | (1.8)%
Blackline, Inc.	(10,400)	(371,696)
Qualys, Inc. (a)	(15,800)	(644,640)
Symantec Corp.	(26,200)	(740,150)
Zendesk, Inc. (a)	(13,600)	(377,808)
		(2,134,294)
Specialty Retail | (3.0)%
Murphy USA, Inc. (a)	(9,200)	(681,812)
The Children’s Place, Inc.	(8,400)	(857,640)
Tractor Supply Co.	(9,300)	(504,153)
Williams-Sonoma, Inc.	(30,390)	(1,473,915)
		(3,517,520)
Textiles, Apparel & Luxury Goods | (1.9)%
Hanesbrands, Inc.	(40,263)	(932,491)
PVH Corp.	(5,606)	(641,887)
VF Corp.	(10,500)	(604,800)
		(2,179,178)
Thrifts & Mortgage Finance | (1.9)%
New York Community Bancorp, Inc.	(170,780)	(2,242,341)

Total Securities Sold Short (Proceeds $55,580,052)		(56,880,167)

Total Investments | 101.4% (Cost and short proceeds $109,631,260) (d)		$117,335,462

Liabilities in Excess of Cash and Other Assets | (1.4)%		(1,569,468)

Net Assets | 100.0%		$115,765,994

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2017 (unaudited)

(a)	Non-income producing security.
(b)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2017, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets
Enhanced Opportunities	30.3%
(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

	Aggregate	Aggregate Gross	Aggregate Gross	Net Unrealized
	Cost and Short	Unrealized	Unrealized	Appreciation
Portfolio	Proceeds	Appreciation	Depreciation	(Depreciation)
Enhanced Opportunities	$12,301,424	$1,281,801	$1,040,435	$241,366
Fundamental Long/Short	109,631,260	13,291,292	5,587,090	7,704,202
(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
ETF	— Exchange-Traded Fund
REIT	— Real Estate Investment Trust

Currency Abbreviations:

CAD	— Canadian Dollar
EUR	— Euro
JPY	— Japanese Yen
USD	— Unites States Dollar

Counterparty Abbreviations:

RBS	— RBS Securities, Inc.
SSB	— State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

	Lazard Enhanced
	Opportunities Portfolio
Industry*	Long	Short

Aerospace & Defense	3.3%	-1.2%
Air Freight & Logistics	1.6	-0.8
Auto Components	1.8	-0.5
Automobiles	1.3	-0.9
Banks	0.9	-0.2
Beverages	—	-0.1
Biotechnology	14.9	-7.8
Capital Markets	4.1	-1.0
Chemicals	0.6	—
Communications Equipment	4.1	-2.4
Construction & Engineering	0.8	-0.3
Construction Materials	1.5	-0.5
Consumer Finance	6.8	-2.1
Diversified Consumer Services	1.0	-0.7
Diversified Financial Services	2.9	-0.4
Electric Utilities	1.5	-0.4
Electronic Equipment, Instruments & Components	2.9	-1.5
Energy Equipment & Services	0.8	-0.4
Equity Real Estate Investment Trusts (REITs)	12.3	-6.2
Food Products	—	-0.2
Health Care Equipment & Supplies	8.3	-4.1
Health Care Providers & Services	1.3	-0.7
Health Care Technology	1.4	-0.3
Household Durables	1.0	-0.5
Insurance	1.5	-0.4
Internet & Direct Marketing Retail	2.6	-0.8
Internet Software & Services	8.0	-3.0
IT Services	2.7	-1.0
Machinery	6.6	-3.9
Media	10.7	-4.3
Metals & Mining	3.0	-1.6
Mortgage Real Estate Investment Trusts (REITs)	5.6	-0.6
Oil, Gas & Consumable Fuels	8.6	-3.6
Personal Products	0.9	-0.4
Pharmaceuticals	5.6	-2.1
Real Estate Management & Development	1.0	-0.4
Semiconductors & Semiconductor Equipment	8.3	-4.9
Software	10.7	-5.1
Thrifts & Mortgage Finance	0.8	-0.4
Trading Companies & Distributors	1.4	-0.3
Subtotal	153.1	-66.0
Exchange-Traded Funds	4.0	-7.4
Short-Term Investments	14.8	—
Total Investments	171.9%	-73.4%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2017	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio

ASSETS
Investments in securities, at fair value	$21,885,045	$174,215,629
Cash	6,492	—
Cash collateral due from broker	783,195	—
Receivables for:
Investments sold	728,807	3,677,989
Dividends and interest	123,900	352,208
Capital stock sold	100	276,517
Amount due from Investment Manager (Note 3)	7,798	—
Gross unrealized appreciation on forward currency contracts	5,759	—
Prepaid expenses	—	2,980
Total assets	23,541,096	178,525,323

LIABILITIES
Securities sold short, at fair value	9,342,255	56,880,167
Foreign currency due to custodian	253	—
Payables for:
Management fees	—	133,692
Accrued distribution fees	24	3,325
Investments purchased	1,405,778	5,234,381
Capital stock redeemed	—	275,818
Dividends on securities sold short	9,518	69,049
Gross unrealized depreciation on forward currency contracts	24,363	—
Written options, at fair value	13,387	—
Other accrued expenses and payables	13,751	162,897
Total liabilities	10,809,329	62,759,329
Net assets	$12,731,767	$115,765,994

NET ASSETS
Paid in capital	$11,967,801	$124,921,433
Undistributed (distributions in excess of) net investment income (loss)	105,928	(1,068,957)
Accumulated net realized gain (loss)	434,256	(15,790,684)
Net unrealized appreciation (depreciation) on:
Investments	448,446	9,004,317
Securities sold short	(207,080)	(1,300,115)
Foreign currency translations and forward currency contracts	(18,312)	—
Written options	728	—
Net assets	$12,731,767	$115,765,994

Institutional Shares
Net assets	$12,613,976	$99,898,668
Shares of capital stock outstanding*	1,323,337	8,834,572
Net asset value, offering and redemption price per share	$9.53	$11.31

Open Shares
Net assets	$117,791	$15,867,326
Shares of capital stock outstanding*	12,377	1,414,131
Net asset value, offering and redemption price per share	$9.52	$11.22

Cost of investments in securities	$21,436,599	$165,211,312
Proceeds received from securities sold short	$9,135,175	$55,580,052
Proceeds received from written options	$14,115	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2017	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio

Investment Income (Loss)

Income
Dividends	$9,407	$1,158,942
Interest	328,507	—
Total investment income*	337,914	1,158,942

Expenses
Management fees (Note 3)	93,520	836,662
Custodian fees	94,904	39,343
Administration fees	26,220	36,747
Registration fees	16,427	27,389
Shareholders’ reports	1,540	24,917
Professional services	21,999	22,961
Distribution fees (Open Shares)	143	17,696
Shareholders’ services	12,422	13,931
Directors’ fees and expenses	2,752	4,883
Other	2,968	4,389
Total gross expenses before expenses on securities sold short	272,895	1,028,918
Broker expense on securities sold short	—	399,548
Dividend expense on securities sold short	47,383	725,351
Total gross expenses	320,278	2,153,817
Management fees waived and expenses reimbursed	(149,607)	(4,554)
Administration fees waived	(9,375)	—
Total net expenses	161,296	2,149,263
Net investment income (loss)	176,618	(990,321)

Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	1,249,671	8,530,579
Securities sold short	(914,392)	(6,069,969)
Foreign currency transactions and forward currency contracts	(3,488)	—
Written options	33,275	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	365,066	2,460,610
Net change in unrealized appreciation (depreciation) on:
Investments	(391,527)	1,104,034
Securities sold short	423,113	1,526,663
Foreign currency translations and forward currency contracts	(20,359)	—
Written options	(11,242)	—
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts and options	(15)	2,630,697
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	365,051	5,091,307
Net increase (decrease) in net assets resulting from operations	$541,669	$4,100,986
* Net of foreign withholding taxes of	$280	$—

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio		Lazard Fundamental Long/Short Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$176,618	$114,285	$(990,321)	$(1,204,224)
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, options and swap agreements	365,066	218,650	2,460,610	(17,455,124)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, options and swap agreements	(15)	469,942	2,630,697	(4,510,403)
Net increase (decrease) in net assets resulting from operations	541,669	802,877	4,100,986	(23,169,751)

Distributions to shareholders
From net investment income
Institutional Shares	—	(133,630)	—	—
Open Shares	—	(675)	—	—
From net realized gains
Institutional Shares	—	(87,176)	—	—
Open Shares	—	(618)	—	—
Net decrease in net assets resulting from distributions	—	(222,099)	—	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	1	20,015,000	15,071,617	182,640,613
Open Shares	1,600	—	4,838,497	22,492,177
Net proceeds from reinvestment of distributions
Institutional Shares	—	198,202	—	—
Open Shares	—	1,293	—	—
Cost of shares redeemed
Institutional Shares	(2,000,000)	(11,536,647)	(27,903,022)	(229,087,765)
Open Shares	—	(2,445)	(3,176,147)	(51,413,266)
Net increase (decrease) in net assets from capital stock transactions	(1,998,399)	8,675,403	(11,169,055)	(75,368,241)

Redemption fees (Note 2(i))
Institutional Shares	—	—	—	1,872
Open Shares	—	—	—	3,016
Net increase in net assets from redemption fees	—	—	—	4,888
Total increase (decrease) in net assets	(1,456,730)	9,256,181	(7,068,069)	(98,533,104)
Net assets at beginning of period	14,188,497	4,932,316	122,834,063	221,367,167
Net assets at end of period*	$12,731,767	$14,188,497	$115,765,994	$122,834,063
* Includes undistributed (distributions in excess of) net investment income (loss) of	$105,928	$(70,690)	$(1,068,957)	$(78,636)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,537,093	542,467	9,973,109	14,687,573
Shares sold	—	2,243,832	1,341,835	16,178,691
Shares issued to shareholders from reinvestment of distributions	—	21,685	—	—
Shares redeemed	(213,756)	(1,270,891)	(2,480,372)	(20,893,155)
Net increase (decrease)	(213,756)	994,626	(1,138,537)	(4,714,464)
Shares outstanding at end of period	1,323,337	1,537,093	8,834,572	9,973,109

Open Shares
Shares outstanding at beginning of period	12,204	12,328	1,267,969	3,948,574
Shares sold	173	—	431,377	1,999,992
Shares issued to shareholders from reinvestment of distributions	—	141	—	—
Shares redeemed	—	(265)	(285,215)	(4,680,597)
Net increase (decrease)	173	(124)	146,162	(2,680,605)
Shares outstanding at end of period	12,377	12,204	1,414,131	1,267,969

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended		Period Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14*

Institutional Shares
Net asset value, beginning of period	$9.16	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.05	(0.02)	—	(b)
Net realized and unrealized gain (loss)	0.25	0.35	(0.21)	—	(b)
Total from investment operations	0.37	0.40	(0.23)	—	(b)
Less distributions from:
Net investment income	—	(0.08)	(0.14)	—
Net realized gains	—	(0.05)	(0.35)	—
Return of capital	—	—	(0.39)	—
Total distributions	—	(0.13)	(0.88)	—
Net asset value, end of period	$9.53	$9.16	$8.89	$10.00

Total Return (c)	4.04%	4.50%	–2.32%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,614	$14,077	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	2.39%	1.79%	1.70%	1.70%
Gross expenses	4.66%	3.60%	13.45%	69.35	%(e)
Gross expenses, excluding expenses on securities sold short	3.96%	3.51%	13.45%	69.35%
Net investment income (loss)	2.62%	0.57%	–0.22%	–1.70%
Portfolio turnover rate:
Excluding securities sold short	175%	247%	639%	37%
Including securities sold short	187%	340%	N/A	N/A

	Six Months
Selected data for a share of capital	Ended	Year Ended		Period Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14*

Open Shares
Net asset value, beginning of period	$9.15	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.04	(0.05)	—	(b)
Net realized and unrealized gain (loss)	0.26	0.33	(0.21)	—	(b)
Total from investment operations	0.37	0.37	(0.26)	—	(b)
Less distributions from:
Net investment income	—	(0.06)	(0.11)	—
Net realized gains	—	(0.05)	(0.35)	—
Return of capital	—	—	(0.39)	—
Total distributions	—	(0.11)	(0.85)	—
Net asset value, end of period	$9.52	$9.15	$8.89	$10.00

Total Return (c)	4.04%	4.13%	–2.57%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$118	$112	$110	$100
Ratios to average net assets (d):
Net expenses	2.65%	2.07%	1.95%	1.95%
Gross expenses	15.66%	15.58%	26.46%	69.36	%(e)
Gross expenses, excluding expenses on securities sold short	14.94%	15.46%	26.46%	69.36%
Net investment income (loss)	2.38%	0.45%	–0.46%	–1.95%
Portfolio turnover rate:
Excluding securities sold short	175%	247%	639%	37%
Including securities sold short	187%	340%	N/A	N/A

*	The Portfolio commenced operations on December 31, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		4/30/14* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$10.94	$11.89	$11.26	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.09)	(0.05)	(0.31)	(0.14)
Net realized and unrealized gain (loss)	0.46	(0.90)	0.98	1.55
Total from investment operations	0.37	(0.95)	0.67	1.41
Less distributions from:
Net realized gains	—	—	(0.04)	(0.15)
Return of capital	—	—	— (b)	—
Total distributions	—	—	(0.04)	(0.15)
Redemption fees	—	— (b)	— (b)	—
Net asset value, end of period	$11.31	$10.94	$11.89	$11.26

Total Return (c)	3.38%	–7.99%	5.97%	14.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$99,899	$109,058	$174,601	$40,273
Ratios to average net assets (d):
Net expenses	3.56%	3.15%	3.56%	3.20%
Gross expenses	3.56%	3.15%	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.68%	1.57%	1.73%	4.01%
Net investment income (loss)	–1.63%	–0.44%	–2.64%	–1.94%
Portfolio turnover rate:
Excluding securities sold short	132%	257%	183%	132%
Including securities sold short	137%	313%	263%	277%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		4/30/14* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$10.86	$11.84	$11.24	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.10)	(0.10)	(0.33)	(0.17)
Net realized and unrealized gain (loss)	0.46	(0.88)	0.97	1.56
Total from investment operations	0.36	(0.98)	0.64	1.39
Less distributions from:
Net realized gains	—	—	(0.04)	(0.15)
Return of capital	—	—	— (b)	—
Total distributions	—	—	(0.04)	(0.15)
Redemption fees	—	— (b)	— (b)	— (b)
Net asset value, end of period	$11.22	$10.86	$11.84	$11.24

Total Return (c)	3.31%	–8.28%	5.71%	14.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,867	$13,776	$46,766	$10,808
Ratios to average net assets (d):
Net expenses	3.85%	3.42%	3.81%	3.41%
Gross expenses	3.91%	3.42%	3.89%	6.28%
Gross expenses, excluding expenses on securities sold short	2.01%	1.85%	2.02%	4.82%
Net investment income (loss)	–1.88%	–0.88%	–2.89%	–2.34%
Portfolio turnover rate:
Excluding securities sold short	132%	257%	183%	132%
Including securities sold short	137%	313%	263%	277%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2017 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Enhanced Opportunities and Fundamental Long/Short Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “non-diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts gen-

erally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance

28  Semi-Annual Report

with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2017, the Enhanced Opportunities Portfolio traded in forward currency contracts.

Semi-Annual Report  29

(d) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2017, transactions in options written were as follows:

Enhanced Opportunities Portfolio

Written Options	Number of Contracts	Premiums
Options outstanding at beginning of period	188	$23,683
Options written	902	50,792
Options exercised	(758)	(57,860)
Options expired	(113)	(2,500)
Options outstanding at end of period	219	$14,115

During the period ended June 30, 2017, the Fundamental Long/Short Portfolio did not trade in options.

(e) Short Sales—The Portfolios sell securities short. A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of June 30, 2017 pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and the lender. At June 30, 2017, Enhanced Opportunities and Fundamental Long/Short Portfolios had pledged $18,634,352 and $73,841,720, respectively, of long securities as collateral under such arrangement.

For the period ended June 30, 2017, the following Portfolios received proceeds from securities sold short and purchased to cover short positions as follows:

30  Semi-Annual Report

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions
Enhanced Opportunities	$19,921,915	$20,762,591
Fundamental Long/Short	79,070,713	99,458,277

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount
Fundamental Long/Short	$(17,503,898)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, there were no such losses to defer.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on

Semi-Annual Report  31

the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities (a)	1.30%
Fundamental Long/Short	1.40

(a) From January 1, 2017 to June 6, 2017, percentage was 1.40%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares
Enhanced Opportunities (a)	1.60%	1.85%
Fundamental Long/Short	1.70	1.95

(a)	From January 1, 2017 through June 6, 2017, percentages were 1.70% and 1.95%, respectively.

During the period ended June 30, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed
Enhanced Opportunities	$92,728	$49,527	$792	$6,560
Fundamental Long/Short	—	—	4,554	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2017, State Street waived $9,375 of its fee for the Enhanced Opportunities Portfolio.

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

32  Semi-Annual Report

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The

Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the period ended June 30, 2017 were as follows:

Portfolio	Purchases	Sales
Enhanced Opportunities	$36,874,400	$40,805,526
Fundamental Long/Short	138,914,976	170,636,487

For the period ended June 30, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2017, the Investment Manager owned 41.70% of the outstanding shares of the Enhanced Opportunities Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2017, the Portfolios had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company

Semi-Annual Report  33

information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during the period of a Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a

34  Semi-Annual Report

Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction related costs such as those in connection with borrowing the securities sold short.

There is a risk that a Portfolio may be unable to fully implement its investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities, indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of

Semi-Annual Report  35

inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

36  Semi-Annual Report

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Enhanced Opportunities Portfolio
Assets:
Common Stocks*
Australia	$17,909	$—	$—	$17,909
Austria	—	1,590	—	1,590
Canada	15,685	—	—	15,685
China	—	17,843	—	17,843
France	—	60,044	—	60,044
Germany	11,653	—	—	11,653
Ireland	—	14,818	—	14,818
Israel	—	19,056	—	19,056
Mexico	16,655	—	—	16,655
Netherlands	—	84,173	—	84,173
United States	873,035	—	—	873,035
Corporate Bonds*	—	18,225,061	—	18,225,061
Preferred Stocks*	115,351	—	—	115,351
Exchange-Traded Funds	508,128	—	—	508,128
Purchased Options*	18,793	—	—	18,793
Short-Term Investments	1,885,251	—	—	1,885,251
Other Financial Instruments†
Forward Currency Contracts	—	5,759	—	5,759
Total	$3,462,460	$18,428,344	$—	$21,890,804
Liabilities:
Securities Sold Short
Common Stocks*
Australia	$—	$(24,093)	$—	$(24,093)
Austria	—	(44,151)	—	(44,151)
Bermuda	(32,975)	—	—	(32,975)
Canada	(85,811)	—	—	(85,811)
Greece	(59,769)	—	—	(59,769)
Japan	—	(83,927)	—	(83,927)
Mexico	(66,194)	—	—	(66,194)
United States	(8,001,705)	—	—	(8,001,705)
Exchange-Traded Funds	(943,630)	—	—	(943,630)
Other Financial Instruments†
Forward Currency Contracts	—	(24,363)	—	(24,363)
Written Options	(13,387)	—	—	(13,387)
Total	$(9,203,471)	$(176,534)	$—	$(9,380,005)
Fundamental Long/Short Portfolio
Assets:
Common Stocks*	$101,745,744	$—	$—	$101,745,744
Short-Term Investments	72,469,885	—	—	72,469,885
Total	$174,215,629	$—	$—	$174,215,629
Liabilities:
Securities Sold Short
Common Stocks*	$(56,880,167)	$—	$—	$(56,880,167)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Semi-Annual Report  37

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Enhanced Opportunities Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

Enhanced Opportunities	$79,109

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or options.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

Enhanced Opportunities Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$600,000

The Portfolio traded in purchased options having an average monthly value of less than $50,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value

Asset Derivatives
Equity Risk:
Investments in securities, at fair value	$18,793
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$5,759
Liability Derivatives
Equity Risk:
Written options, at fair value	$13,387
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$24,363

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on investments	$(36,706)
Net realized gain (loss) on written options	$33,275
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(799)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on investments	$11,881
Net change in unrealized appreciation (depreciation) on written options	$(11,242)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(20,773)

See Notes 2(c) to 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the period ended June 30, 2017, the Fundamental Long/Short Portfolio did not trade in derivative instruments.

38  Semi-Annual Report

As of June 30, 2017, the Enhanced Opportunities Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two coun-

terparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2017:

Enhanced Opportunities Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$5,759	$ —	$5,759

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets
State Street Bank and Trust Co.	$5,759	$(5,759)	$ —	$—

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$24,363	$ —	$24,363

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities
State Street Bank and Trust Co.	$24,363	$(5,759)	$ —	$18,604

11. Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  39

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

40  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report  41

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex. Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

42  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 6-7, 2017, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $33 billion of the approximately $215 billion of total assets under the management of the Investment Manager and its global affiliates as of

March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, using Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).They noted the methodology and assumptions used by Strategic Insight, including that comparisons ranked each Portfolio in a quintile of the applicable Group or Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of both Portfolios.

Semi-Annual Report  43

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (as limited by the Investment Manager but excluding investment-related expenses (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for each Portfolio to its respective Group and Category median(s). The Directors considered that the Investment Manager continues to voluntarily enter into expense limitation agreements, and that the Investment Manager was waiving advisory fees and/or reimbursing expenses, for each Portfolio.

For both share classes of the Portfolios, gross advisory fees and expense ratios were in one of the three top quintiles of the relevant Group. It also was considered that, for the Enhanced Opportunities Portfolio, the Investment Manager proposed to (i) lower the advisory fee by ten basis points, which would place the gross advisory fees within approximately three basis points of the Group medians, and (ii) lower the expense limitation by ten basis points, which would move the expense ratios closer to the Group medians.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s performance to those of the funds in the relevant Group and Category over the one-year period ended March 31, 2017. Representatives of the Investment Manager discussed with the Directors reasons for underperformance of the Fundamental Long/Short Portfolio relative to its Group and Category and noted that the Directors would continue to receive regular updates on the Investment Manager’s efforts in respect of the Portfolios’ underperformance.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits (as applicable). The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives

44  Semi-Annual Report

of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.
•	The Board generally was satisfied with the Investment Manager’s explanation of the Portfolios’ relative underperformance and agreed to continue to closely monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager (for the Enhanced Opportunities Portfolio, as proposed to be revised) supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  45

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS031

Lazard Funds Semi-Annual Report

June 30, 2017

Asset Allocation Funds

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard Global Dynamic Multi-Asset Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
5	Performance Overviews
7	Information About Your Portfolio’s Expenses
8	Portfolio Holdings Presented by Sector
9	Portfolios of Investments
9	Lazard Capital Allocator Opportunistic Strategies Portfolio
11	Lazard Global Dynamic Multi-Asset Portfolio
21	Notes to Portfolios of Investments
23	Statements of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
28	Notes to Financial Statements
40	Board of Directors and Officers Information
43	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2017, global markets generally performed well, led by widespread gains that were most pronounced in emerging markets and Europe. During this time, the global economic recovery showed signs of broadening beyond the United States to other regions of the world. In this backdrop, US equities extended their multi-year advance, but rose less than their counterparts globally.

Emerging markets equity and debt benefited from continued global economic growth and improvements in corporate and sovereign fundamentals, notably rising earnings growth and stronger country balance sheets. The drivers of these broad improvements appear sustainable and valuations remain compelling among the securities we research. While the outlook is encouraging, our emerging markets investment teams are vigilant about potential risks, such as potential weakness in commodity prices and tighter-than-expected US monetary policy in 2018.

Europe’s economic and investment prospects appear to be at their strongest since the 2007-2008 period, with the consensus outlook largely positive. European economic data and key leading indicators are improving across the board. Policy statements from the European Central Bank suggest that monetary authorities are becoming more optimistic about growth, although policy is expected to remain accommodative over the near-to-medium term. Political risk has subsided but remains. During the first half, a market-friendly result to France’s presidential election helped buoy European sentiment. The results of the UK snap election, meanwhile, created concerns about Britain’s political outlook and the potential effect on Brexit negotiations. Elsewhere, our Tokyo-based team expects Japanese companies to yield strong returns as a result of better growth prospects, improving corporate governance, and stronger fundamentals.

The US economy appears to be in better shape than is commonly appreciated and our US equity team continues to find compelling value across the US market, which consists of companies that are among the world’s most financially productive and well managed. Our US fixed income specialists expect long-term US interest rates to eventually normalize at higher levels as global rate pressures subside in line with Europe’s improving growth outlook.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Capital Allocator

Markets have been well supported throughout the first half of 2017 despite multiple geopolitical hotspots. Underpinning this has been evidence of economic growth synchronized across major countries, as well as extremely low volatility in equity and fixed income markets. Rising trade volumes provided further support to emerging markets despite some political concerns and weak energy prices dragging some countries. A generally weaker dollar over the period has lifted international currencies and improved local liquidity environments, while US multinationals benefit from improved export earnings. In this setting, most major central banks remain highly accommodative.

Multi-Asset

Politics had provided an initial boost in the United States due to expectations of lower regulations and taxes from the new Republican administration. Disappointment here has led to some consolidation in sectors such as financials, though technology companies have continued to be well supported. The long bond also rallied as the “reflation trade” lost steam and the market became more sanguine about medium-term inflationary pressures. In Europe, initial fears about the results of multiple elections in the region proved unfounded, following the defeat of populist candidates in the Netherlands and France, leading to strong inflows into the region’s equity and corporate credit markets. Japanese earnings have recovered well, leading to market support. Chinese officials are keeping the country on a steady path ahead of the November party plenum, despite the central bank draining local liquidity.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the six months ended June 30, 2017, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 8.56%, while Open Shares posted a total return of 8.39%, as compared with the 10.66% return for the MSCI World® Index and 7.27% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 34% of the Portfolio, outperformed the Global Asset Allocation Blended Index but lagged the MSCI World Index. Positions in North American technology and global financials were the largest contributors to performance. We held exposure to a basket of short-cycle industrials companies through a swap position.

Diversifying investments, which represented 29% of the Portfolio, lagged the Global Asset Allocation Blended Index. This category was boosted by strong returns from long-term US Treasuries.

Contrarian investments, which represented 32% of the Portfolio, outperformed both benchmarks. Positions in European large caps and exposure to inverse volatility through an exchange-traded note contributed positively to the Portfolio. We sold the exchange-traded note during the period. A position in oil & gas services detracted from performance. We held exposure to a basket of Japanese chemical companies through a swap position.

Discounted investments, which represented 5% of the Portfolio, outperformed both benchmarks due to our position in a US small-cap, closed-end fund.

Lazard Global Dynamic Multi-Asset Portfolio

For the six months ended June 30, 2017, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of 9.80%, while Open Shares posted a total return of 9.60%, as compared with the 10.66% return for the MSCI World Index and 7.50% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

Changes to the market forecast during the first half of 2017 reflected a shift from cautious to more upbeat views in several of our considerations. Many factors were involved in our assessment, including economic data from Europe and Japan, liquidity trends on credit availability and consumer credit on the demand side, as well as sentiment indicators relevant to geopolitical risk and factors affecting regulations in different regions.

Semi-Annual Report   3

Stock selection in the financials, health care, and industrials sectors helped performance, as did an underweight to the energy sector and stock selection in Australia, Canada, and Germany. In fixed income, an underweight across the euro zone and Japan, overweight exposure to Singapore, Mexico, and New Zealand, an underweight to government bonds and overweight positioning in diversified global credit sectors added to returns. Security selection, within fixed income, in the United States and the euro zone, and tactical positioning in the Mexican peso, Japan-

ese yen, Swedish krona, and Australian dollar also raised performance.

In contrast, stock selection in the consumer staples, information technology, and telecommunication services sectors, stock selection in Norway, and currency exposure within fixed income (small underweight positioning in the Canadian dollar and the euro) hurt performance. The positions in currencies are implemented using non-deliverable forward contracts.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate® Index.

4  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
Capital Allocator Opportunistic Strategies Portfolio**	13.52%	6.28%	4.04%		13.05%	5.87%	3.72%
MSCI World Index	18.20%	11.38%	5.33%		18.20%	11.38%	5.38%
Global Asset Allocation Blended Index	10.51%	7.74%	5.24%		10.51%	7.74%	5.27%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate® Index. The Bloomberg Barclays US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for the Open Shares was March 31, 2008.

Semi-Annual Report  5

Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, MSCI World Index and GDMA Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Since Inception	†
Institutional Shares**	10.38%	9.53%
Open Shares**	9.99%	9.17%
MSCI World Index	18.20%	15.32%
GDMA Index	7.61%	7.84%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Global Aggregate® Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 27, 2016.

6  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2017 through June 30, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds.To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/17	6/30/17	1/1/17 - 6/30/17	1/1/17 - 6/30/17

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,085.60	$5.27	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$1,083.90	$6.82	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,098.00	$4.68	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$1,096.00	$6.24	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  7

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2017 (unaudited)

Asset Class/Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Equity**
Consumer Discretionary	3.1%
Consumer Staples	2.0
Energy	2.7
Financials	20.3
Health Care	4.6
Industrials	6.2
Information Technology	4.5
Materials	9.8
Real Estate	0.6
Telecommunication Services	0.8
Utilities	0.5
Fixed Income and Other†	15.8
Short-Term Investments	29.1
Total Investments	100.0%

Sector*	Lazard Global Dynamic Multi- Asset Portfolio

Consumer Discretionary	10.9%
Consumer Staples	7.7
Energy	4.4
Financials	15.7
Health Care	10.4
Industrials	11.6
Information Technology	12.9
Materials	3.3
Real Estate	3.0
Telecommunication Services	2.8
Utilities	5.3
Municipal	0.4
Sovereign Debt	8.4
US Treasury Securities	1.3
Short-Term Investments	1.9
Total Investments	100.0%

*	Represents percentage of total investments.
**	Equity sector breakdown is based upon the exchange-traded funds’ underlying holdings.
†	Other is representative of structured notes.

8  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2017 (unaudited)

		Fair
Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 75.5%

Equity Funds | 57.5%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	77,000	$2,995,438
Financial Select Sector SPDR Fund	382,955	9,447,500
iShares Core MSCI Europe ETF	201,500	9,444,305
iShares Global Financials ETF	188,400	11,899,344
iShares Global Materials ETF	150,300	8,992,449
iShares Latin America 40 ETF	132,800	4,021,184
iShares MSCI Europe Financials ETF	150,500	3,301,970
iShares MSCI Eurozone ETF	73,700	2,972,933
iShares MSCI Japan ETF	142,600	7,650,490
iShares Nasdaq Biotechnology ETF	18,950	5,876,016
iShares North American Tech ETF	41,100	5,944,704
PowerShares Dynamic Oil & Gas Services Portfolio	316,700	2,991,358
SPDR S&P Emerging Latin America ETF	78,200	3,827,108
SPDR S&P Regional Banking ETF	112,900	6,203,855
		85,568,654
Fixed-Income Funds | 18.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	60,695	7,314,355
Vanguard Short-Term Corporate Bond ETF	241,700	19,357,028
		26,671,383
Total Exchange-Traded Funds (Cost $106,060,029)		112,240,037
		Fair
Description	Shares	Value

Closed-End Management Investment Companies | 5.0%
Royce Value Trust, Inc. (Cost $6,914,339)	510,100	$7,442,359

Short-Term Investments | 33.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $49,117,752)	49,117,752	49,117,752

Total Investments | 113.5% (Cost $162,092,120) (a)		$168,800,148

Liabilities in Excess of Cash and Other Assets | (13.5)%		(20,059,068)

Net Assets | 100.0%		$148,741,080

Total Return Swap Agreements open at June 30, 2017:

Pay	Currency	Counterparty	Notional Amount	Expiration Date	Receive	Unrealized Appreciation		Unrealized Depreciation
1 Month USD LIBOR plus 0.45%	USD	GSC	5,811,586	03/08/18	Appreciation, and dividends paid, on securities in a custom momentum basket	$—		$13,421
1 Month JPY LIBOR plus 0.40%	JPY	GSC	5,926,168	06/14/18	Appreciation, and dividends paid, on securities in a custom momentum basket	298,414		—
Total gross unrealized appreciation/depreciation on Total Return Swap Agreements						$298,414	*	$13,421	*

*	Include accrued dividends and financing charges of $720 and $2,957, respectively.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  9

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

The following tables represent the weighting of the individual securities and related fair values underlying the custom momentum basket total return swap agreements with GSC, as of June 30, 2017:

Securities	Shares	Fair Value
3M Co.	1,548	$322,267
ABB, Ltd.	8,178	202,058
Advanced Auto Parts, Inc.	1,287	150,006
American Airlines Group, Inc.	5,908	297,302
Delphi Automotive PLC	2,150	188,475
Eaton Corp PLC	7,615	592,688
Honeywell International, Inc.	4,173	556,220
Illinois Tool Works, Inc.	2,045	292,995
Johnson Controls International PLC	5,249	227,589
Parker-Hannifin Corp.	4,237	677,162
Raytheon Co.	3,541	571,804
Rockwell Automation, Inc.	4,168	675,013
Schneider Electric SE	2,474	190,103
Union Pacific Corp.	5,529	602,149
United Technologies Corp.	2,072	253,054
Total Fair Value		$5,798,885
Securities	Shares	Fair Value
Air Water, Inc.	10,167	$186,842
Asahi Kasei Corp.	35,484	381,507
Daicel Corp.	15,948	198,373
DIC Corp.	5,183	186,214
Hitachi Chemical Co., Ltd.	6,379	190,279
Kansai Paint Co., Ltd.	8,373	192,710
Kuraray Co., Ltd.	9,967	180,871
Mitsubishi Chemical Holdings Corp.	68,575	567,915
Mitsubishi Gas Chemical Co., Inc.	8,971	189,702
Mitsui Chemical, Inc.	34,886	184,821
Nippon Paint Holdings Co., Ltd.	14,154	535,602
Nitto Denko Corp.	4,386	360,819
Shin-Etsu Chemical Co., Ltd.	9,369	849,677
Showa Denko K. K.	13,556	314,542
Sumitomo Chemical Co., Ltd.	68,177	392,151
Taiyo Nippon Sanso Corp.	17,543	196,967
Tokai Carbon Co., Ltd.	30,899	170,851
Tokuyama Corp.	39,271	189,173
Toray Industries Inc.	22,128	185,261
Tosoh Corp.	37,278	382,043
Zeon Corp.	17,941	191,219
Total Fair Value		$6,227,539

The accompanying notes are an integral part of these financial statements.

10  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 82.2%

Argentina | 0.2%
MercadoLibre, Inc.	555	$139,238

Australia | 2.6%
AGL Energy, Ltd.	1,346	26,401
Aristocrat Leisure, Ltd.	12,443	215,591
Cochlear, Ltd.	1,622	193,945
Computershare, Ltd.	10,146	110,120
CSL, Ltd.	3,250	345,335
Investa Office Fund REIT	6,465	21,821
JB Hi-Fi, Ltd.	1,446	25,990
Magellan Financial Group, Ltd.	3,403	75,373
Newcrest Mining, Ltd.	1,836	28,503
Resolute Mining, Ltd.	43,763	40,237
Sandfire Resources NL	4,538	19,684
Stockland REIT	61,329	206,336
Telstra Corp., Ltd.	9,043	29,944
Woodside Petroleum, Ltd.	7,571	173,556
		1,512,836
Austria | 0.1%
Lenzing AG	427	76,587

Belgium | 0.0%
Proximus SADP	716	25,048

Canada | 3.2%
Alimentation Couche-Tard, Inc., Class B	770	36,909
Atco, Ltd., Class I	1,541	60,259
BCE, Inc.	2,058	92,680
Canadian Imperial Bank of Commerce	403	32,752
Canadian National Railway Co.	4,429	359,157
CI Financial Corp.	9,590	204,401
Colliers International Group, Inc.	448	25,323
Constellation Software, Inc.	45	23,541
Dollarama, Inc.	330	31,532
Enbridge Income Fund Holdings, Inc.	831	20,628
Enbridge, Inc.	436	17,369
First Quantum Minerals, Ltd.	3,350	28,339
Genworth MI Canada, Inc.	3,862	106,259
George Weston, Ltd.	234	21,182
Intact Financial Corp.	205	15,486
Kirkland Lake Gold, Ltd.	7,788	73,688
Description	Shares	Fair Value

Magna International, Inc.	2,453	$113,627
Metro, Inc.	725	23,861
Royal Bank of Canada	3,404	247,163
Saputo, Inc.	1,156	36,771
Suncor Energy, Inc.	6,536	190,969
Teck Resources, Ltd., Class B	1,147	19,883
Thomson Reuters Corp.	597	27,640
TransCanada Corp.	1,653	78,800
		1,888,219
Denmark | 1.0%
Carlsberg A/S, Class B Sponsored ADR	7,110	152,296
Danske Bank A/S	648	25,014
Jyske Bank A/S	437	25,329
Nets A/S	5,495	109,182
Novo Nordisk A/S Sponsored ADR	2,395	102,722
Novo Nordisk A/S, Class B	468	20,075
Vestas Wind Systems A/S	1,352	125,267
		559,885
Finland | 0.5%
Outokumpu OYJ	3,931	31,505
Sampo Oyj, A Shares ADR	9,785	251,964
		283,469
France | 2.4%
Air France-KLM (b)	10,657	152,314
AXA SA	7,436	204,930
BNP Paribas SA	361	26,256
Credit Agricole SA	8,306	135,049
Faurecia	1,452	73,751
LVMH Moet Hennessy Louis Vuitton SA	583	146,252
Peugeot SA	4,520	90,229
Societe Generale SA	4,053	220,365
TOTAL SA	7,024	348,015
Valeo SA	750	50,875
		1,448,036
Germany | 2.2%
Bayer AG	2,057	266,143
Continental AG	394	85,028
Continental AG Sponsored ADR	5,000	217,200
Covestro AG	1,336	96,473
Deutsche Lufthansa AG	4,692	107,141
Infineon Technologies AG	4,548	96,379
MTU Aero Engines AG	114	16,131
Muenchener Rueckversicherungs AG	108	21,789
ProSiebenSat.1 Media SE	648	27,117
Rheinmetall AG	464	44,078
SAP SE	391	40,867

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  11

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Siltronic AG (b)	940	$79,749
Symrise AG ADR	10,815	192,183
		1,290,278
Hong Kong | 1.8%
AIA Group, Ltd. Sponsored ADR	6,445	189,322
ASM Pacific Technology, Ltd.	1,800	24,300
CLP Holdings, Ltd.	5,205	55,073
Jardine Matheson Holdings, Ltd.	755	48,486
Link Real Estate Investment Trust	7,590	57,748
The Wharf Holdings, Ltd.	42,435	351,760
Wheelock & Co., Ltd.	31,504	237,732
Xinyi Glass Holdings, Ltd.	96,000	95,191
Yue Yuen Industrial Holdings, Ltd.	5,590	23,199
		1,082,811
Ireland | 0.4%
Ryanair Holdings PLC Sponsored ADR (b)	196	21,092
Shire PLC ADR	1,435	237,162
		258,254
Israel | 0.3%
Bank Hapoalim BM	3,942	26,571
Israel Discount Bank, Ltd., ADR (b)	3,685	96,372
Israel Discount Bank, Ltd., Class A (b)	11,905	31,339
Nice, Ltd.	231	18,324
		172,606
Italy | 0.6%
Assicurazioni Generali SpA	9,389	155,141
Intesa Sanpaolo SpA	53,161	169,590
Recordati SpA	861	35,033
		359,764
Japan | 7.4%
Amano Corp.	995	20,726
ANA Holdings, Inc.	6,000	20,867
Asahi Glass Co., Ltd.	5,800	244,772
Astellas Pharma, Inc.	4,455	54,548
Central Japan Railway Co.	378	61,674
Daito Trust Construction Co., Ltd.	2,018	314,052
Daiwa House Industry Co., Ltd.	900	30,793
Daiwa House Industry Co., Ltd. ADR	7,740	264,205
Dowa Holdings Co., Ltd.	3,000	22,700
Foster Electric Co., Ltd.	1,326	22,903
Fujitsu, Ltd.	14,000	103,358
Haseko Corp.	14,102	171,487
Hazama Ando Corp.	2,900	18,296
Heiwa Corp.	1,100	24,544
Description	Shares	Fair Value

Hitachi, Ltd.	22,000	$135,292
Idemitsu Kosan Co., Ltd.	4,000	113,336
JXTG Holdings, Inc.	5,700	24,939
Kaken Pharmaceutical Co., Ltd.	600	32,773
Kao Corp.	300	17,831
Kao Corp. Sponsored ADR	2,099	124,712
KDDI Corp.	1,000	26,492
KDDI Corp. ADR	14,795	194,998
Kyushu Electric Power Co., Inc.	5,700	69,276
Maruha Nichiro Corp.	700	18,488
MCJ Co., Ltd.	3,351	35,336
Mitsubishi Chemical Holdings Corp.	11,400	94,675
Mitsubishi Gas Chemical Co., Inc.	1,900	40,272
Mitsubishi UFJ Financial Group, Inc.	67,177	453,016
Mitsui Chemicals, Inc.	10,000	53,092
Mitsui Mining & Smelting Co., Ltd.	37,000	145,229
Nichirei Corp.	2,513	70,472
Nihon Chouzai Co., Ltd.	1,575	50,010
Nippon Chemi-Con Corp.	29,000	105,424
Nippon Denko Co., Ltd.	26,400	93,442
Nippon Telegraph & Telephone Corp.	795	37,607
Nissan Motor Co., Ltd.	2,700	26,918
Oji Holdings Corp.	3,000	15,524
ORIX Corp.	3,713	57,715
Osaka Gas Co., Ltd.	33,000	135,035
Osaki Electric Co., Ltd.	3,000	22,479
Penta-Ocean Construction Co., Ltd.	3,800	21,619
Rengo Co., Ltd.	7,452	43,266
Ryohin Keikaku Co., Ltd. ADR	4,090	204,173
Takeuchi Manufacturing Co., Ltd.	1,913	35,186
Teijin, Ltd.	7,675	147,814
The Chugoku Electric Power Co., Inc.	5,400	59,559
The Kansai Electric Power Co., Inc.	3,300	45,508
Toho Gas Co., Ltd.	3,000	21,851
Tohoku Electric Power Co., Inc.	1,613	22,346
Tokyo Gas Co., Ltd.	39,000	203,109
Yodogawa Steel Works, Ltd.	963	25,503
		4,399,242
Malta | 0.0%
Kindred Group PLC	1,946	22,018

Netherlands | 0.9%
NN Group NV	2,937	104,569
Royal Dutch Shell PLC, A Shares	7,846	208,414
Wolters Kluwer NV	423	17,926
Wolters Kluwer NV Sponsored ADR	4,445	188,668
		519,577

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Norway | 1.0%
Aker BP ASA	9,140	$135,490
DNB ASA	1,636	27,921
Leroy Seafood Group ASA	3,713	20,165
Marine Harvest ASA	1,121	19,187
Salmar ASA	777	19,267
Statoil ASA	21,296	353,940
		575,970
Portugal | 0.1%
EDP - Energias de Portugal SA	7,477	24,462
Galp Energia SGPS SA	1,754	26,642
		51,104
Singapore | 0.8%
Best World International, Ltd.	43,500	44,899
BOC Aviation, Ltd.	15,207	80,444
CapitaLand, Ltd.	8,900	22,628
DBS Group Holdings, Ltd.	9,500	143,126
Singapore Airlines, Ltd.	6,830	50,215
United Overseas Bank, Ltd.	4,500	75,605
Venture Corp., Ltd.	5,600	49,015
		465,932
South Africa | 0.0%
Mediclinic International PLC	1,570	15,160

Spain | 0.7%
Banco Santander SA	34,920	232,486
Corporacion Financiera Alba SA	163	9,850
Gamesa Corp. Tecnologica SA	1,801	38,582
Mapfre SA	11,365	39,717
Telefonica SA	6,913	71,477
		392,112
Sweden | 1.0%
Assa Abloy AB ADR	18,820	207,020
Axfood AB	1,198	20,026
Electrolux AB, Series B	4,390	144,366
Hexagon AB ADR	2,785	133,262
Intrum Justitia AB	729	24,861
Mycronic AB	3,535	32,230
Svenska Cellulosa AB SCA, Class B	5,756	43,670
		605,435
Switzerland | 1.9%
Julius Baer Group, Ltd. ADR	9,905	104,151
Partners Group Holding AG	405	251,093
Roche Holding AG	2,608	665,917
Description	Shares	Fair Value

STMicroelectronics NV	5,637	$80,831
Swiss Life Holding AG	74	25,000
		1,126,992
United Kingdom | 6.2%
Admiral Group PLC	5,053	131,872
Ashtead Group PLC ADR	1,785	148,771
British American Tobacco PLC Sponsored ADR	4,320	296,093
BT Group PLC	22,517	86,469
Centrica PLC	141,181	368,009
Cineworld Group PLC	1,770	16,192
Coca-Cola European Partners PLC	2,685	109,199
Compass Group PLC	3,238	68,379
Compass Group PLC Sponsored ADR	8,058	172,999
Crest Nicholson Holdings PLC	5,680	38,738
CVS Group PLC	2,083	34,169
Diageo PLC Sponsored ADR	1,605	192,327
Electrocomponents PLC	16,018	120,553
Fevertree Drinks PLC	4,593	102,103
G4S PLC	24,607	104,696
Hargreaves Lansdown PLC	3,414	57,930
Howden Joinery Group PLC	10,696	56,727
International Consolidated Airlines Group SA	19,183	152,577
International Consolidated Airlines Group SA Sponsored ADR	1,439	22,779
JD Sports Fashion PLC	16,368	74,632
Land Securities Group PLC REIT	2,950	38,940
Lloyds Banking Group PLC	179,473	154,908
Moneysupermarket.com Group PLC	4,850	22,339
Prudential PLC ADR	3,655	168,167
Redrow PLC	11,311	80,623
RELX NV Sponsored ADR	10,085	208,558
Rightmove PLC	589	32,622
Severn Trent PLC	1,954	55,572
SSE PLC	8,548	161,659
Subsea 7 SA	12,166	164,017
Taylor Wimpey PLC	33,205	76,234
Unilever PLC Sponsored ADR	2,405	130,159
Wm Morrison Supermarkets PLC	7,494	23,562
		3,672,574
United States | 46.9%
3M Co.	3,743	779,255
AbbVie, Inc.	3,582	259,731
Accenture PLC, Class A	4,339	536,648
Adobe Systems, Inc. (b)	841	118,951

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Advanced Energy Industries, Inc. (b)	304	$19,666
Air Lease Corp.	986	36,837
Akamai Technologies, Inc. (b)	482	24,008
Allergan PLC	344	83,623
Ally Financial, Inc.	1,046	21,861
Alphabet, Inc., Class A (b)	330	306,794
Altria Group, Inc.	292	21,745
Amdocs, Ltd.	440	28,362
Ameren Corp.	10,653	582,400
American Axle & Manufacturing Holdings, Inc. (b)	1,225	19,110
American Electric Power Co., Inc.	464	32,234
American Express Co.	2,919	245,897
Ameriprise Financial, Inc.	670	85,284
Amgen, Inc.	365	62,864
Aon PLC	2,342	311,369
Apple, Inc.	5,408	778,860
Applied Materials, Inc.	6,840	282,560
AT&T, Inc.	23,752	896,163
Atkore International Group, Inc. (b)	1,313	29,608
AutoZone, Inc. (b)	175	99,831
Baker Hughes, Inc.	3,745	204,140
Bank of America Corp.	11,711	284,109
Baxter International, Inc.	712	43,104
Benchmark Electronics, Inc. (b)	663	21,415
Biogen, Inc. (b)	360	97,690
Bloomin’ Brands, Inc.	1,117	23,714
Bristol-Myers Squibb Co.	2,300	128,156
C.R. Bard, Inc.	345	109,058
Campbell Soup Co.	947	49,386
Cardtronics PLC, Class A (b)	598	19,650
Carnival Corp.	2,512	164,712
Carnival PLC	1,484	98,262
Celgene Corp. (b)	1,696	220,260
Centene Corp. (b)	1,052	84,034
Cigna Corp.	609	101,941
Cirrus Logic, Inc. (b)	329	20,635
Cisco Systems, Inc.	3,590	112,367
Citigroup, Inc.	6,436	430,440
Colgate-Palmolive Co.	311	23,054
Comcast Corp., Class A	16,902	657,826
Comerica, Inc.	2,435	178,339
Commerce Bancshares, Inc.	1,660	94,338
Consolidated Edison, Inc.	1,003	81,062
Description	Shares	Fair Value

Crown Holdings, Inc. (b)	2,220	$132,445
Cummins, Inc.	2,646	429,234
Darden Restaurants, Inc.	997	90,169
Devon Energy Corp.	2,219	70,941
DTE Energy Co.	233	24,649
DXC Technology Co.	1,930	148,070
Eaton Corp. PLC	1,870	145,542
eBay, Inc. (b)	3,215	112,268
EchoStar Corp., Class A (b)	1,006	61,064
Eli Lilly & Co.	498	40,985
EOG Resources, Inc.	1,250	113,150
Everest Re Group, Ltd.	303	77,141
Exelon Corp.	1,264	45,592
F5 Networks, Inc. (b)	390	49,553
Facebook, Inc., Class A (b)	3,061	462,150
Fifth Third Bancorp	2,635	68,405
Finisar Corp. (b)	1,144	29,721
Fiserv, Inc. (b)	1,186	145,095
Five Below, Inc. (b)	1,690	83,435
Foot Locker, Inc.	640	31,539
Fresh Del Monte Produce, Inc.	766	38,997
General Mills, Inc.	1,471	81,493
General Motors Co.	3,499	122,220
Genworth Financial, Inc., Class A (b)	9,250	34,873
GoDaddy, Inc., Class A (b)	551	23,373
Hasbro, Inc.	1,155	128,794
HCA Holdings, Inc. (b)	2,366	206,315
Honeywell International, Inc.	1,750	233,258
HRG Group, Inc. (b)	9,389	166,279
Humana, Inc.	417	100,339
Huntington Ingalls Industries, Inc.	458	85,261
IDEXX Laboratories, Inc. (b)	362	58,434
II-VI, Inc. (b)	591	20,271
Intel Corp.	4,257	143,631
Intercontinental Exchange, Inc.	3,470	228,742
Intuit, Inc.	3,409	452,749
J.B. Hunt Transport Services, Inc.	483	44,137
JetBlue Airways Corp. (b)	968	22,099
Johnson & Johnson	6,426	850,096
Johnson Controls International PLC	3,898	169,017
JPMorgan Chase & Co.	5,671	518,329
Juniper Networks, Inc.	2,122	59,161
KB Home	1,499	35,931
Kellogg Co.	1,160	80,574
Kimberly-Clark Corp.	2,048	264,417
Koppers Holdings, Inc. (b)	874	31,595

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Las Vegas Sands Corp.	889	$56,798
Lear Corp.	616	87,521
Lockheed Martin Corp.	329	91,334
Lowe’s Cos., Inc.	2,953	228,946
Marsh & McLennan Cos., Inc.	959	74,764
Masimo Corp. (b)	246	22,430
MasterCard, Inc., Class A	182	22,104
Medtronic PLC	1,935	171,731
Merck & Co., Inc.	1,673	107,223
MetLife, Inc.	4,160	228,550
Microsoft Corp.	5,421	373,670
Molson Coors Brewing Co., Class B	1,775	153,254
Monsanto Co.	970	114,809
Morgan Stanley	4,764	212,284
Motorola Solutions, Inc.	1,425	123,605
MSCI, Inc.	405	41,711
NIKE, Inc., Class B	330	19,470
Nordstrom, Inc.	559	26,737
Northrop Grumman Corp.	1,092	280,327
O’Reilly Automotive, Inc. (b)	69	15,093
Omnicom Group, Inc.	775	64,248
Paychex, Inc.	781	44,470
PayPal Holdings, Inc. (b)	505	27,103
PepsiCo, Inc.	9,615	1,110,436
PG&E Corp.	1,841	122,187
Pinnacle West Capital Corp.	361	30,743
PPG Industries, Inc.	1,120	123,155
Prudential Financial, Inc.	2,463	266,349
Quest Diagnostics, Inc.	198	22,010
Quintiles IMS Holdings, Inc. (b)	2,045	183,028
Raytheon Co.	163	26,321
Regions Financial Corp.	5,473	80,125
Republic Services, Inc.	1,039	66,215
Rockwell Automation, Inc.	1,150	186,254
Rockwell Collins, Inc.	1,431	150,369
Ross Stores, Inc.	2,836	163,722
Royal Caribbean Cruises, Ltd.	1,046	114,255
S&P Global, Inc.	1,330	194,167
Schlumberger, Ltd.	2,835	186,656
Silgan Holdings, Inc.	1,961	62,321
Simon Property Group, Inc. REIT	1,198	193,788
Description	Shares	Fair Value

Sirius XM Holdings, Inc.	18,448	$100,911
Skyworks Solutions, Inc.	2,382	228,553
Snap-on, Inc.	805	127,190
Southwest Airlines Co.	700	43,498
Southwestern Energy Co. (b)	5,604	34,072
Starbucks Corp.	2,681	156,329
Synopsys, Inc. (b)	1,647	120,116
Sysco Corp.	4,723	237,709
Tailored Brands, Inc.	3,013	33,625
Tallgrass Energy GP LP	1,576	40,078
Texas Instruments, Inc.	4,166	320,490
The Boeing Co.	2,022	399,851
The Charles Schwab Corp.	4,005	172,055
The Chemours Co.	491	18,619
The Coca-Cola Co.	5,605	251,384
The Estee Lauder Cos., Inc., Class A	1,261	121,031
The Kroger Co.	2,593	60,469
The Procter & Gamble Co.	199	17,343
The Scotts Miracle-Gro Co.	1,455	130,164
The TJX Cos., Inc.	7,885	569,060
The Toro Co.	1,364	94,512
The Walt Disney Co.	3,197	339,681
Thermo Fisher Scientific, Inc.	1,050	183,194
Time Warner, Inc.	1,580	158,648
Tyson Foods, Inc., Class A	593	37,140
United Continental Holdings, Inc. (b)	546	41,087
United Rentals, Inc. (b)	609	68,640
United Technologies Corp.	1,635	199,650
UnitedHealth Group, Inc.	3,740	693,471
Validus Holdings, Ltd.	535	27,804
Vantiv, Inc., Class A (b)	2,760	174,818
Versum Materials, Inc.	1,991	64,708
Visa, Inc., Class A	2,125	199,283
VMware, Inc., Class A (b)	724	63,299
Wal-Mart Stores, Inc.	807	61,074
Waste Management, Inc.	1,103	80,905
WEC Energy Group, Inc.	346	21,237
Welbilt, Inc. (b)	5,415	102,073
Xcel Energy, Inc.	8,208	376,583
Zoetis, Inc.	4,035	251,703
		27,765,226
Total Common Stocks (Cost $45,902,887)		48,708,373

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 5.4%

Australia | 0.2%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	90	$71,678
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	25	19,804
			91,482
Belgium | 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.375%, 01/25/18	CAD	70	54,255
2.650%, 02/01/21	USD	95	96,266
			150,521
Canada | 0.4%
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	105	105,294
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	70	70,522
2.621%, 12/22/21	CAD	45	35,480
			211,296
Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	100	124,295

France | 0.2%
Orange SA, 5.375%, 07/08/19	USD	133	141,546

Germany | 0.2%
BMW Finance NV, 3.375%, 12/14/18	GBP	100	134,743

Netherlands | 0.1%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	80	61,770

New Zealand | 0.1%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	100	84,623

Norway | 0.1%
Statoil ASA, 3.700%, 03/01/24	USD	80	84,037
Description	Security Currency	Principal Amount (000)	Fair Value

Spain | 0.2%
Iberdrola International BV, 1.125%, 04/21/26	EUR	100	$113,003

United Kingdom | 0.4%
Centrica PLC, 7.000%, 09/19/18	GBP	50	69,761
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	71,846
SSE PLC, 5.000%, 10/01/18	GBP	50	68,333
			209,940
United States | 3.0%
Alphabet, Inc., 3.625%, 05/19/21	USD	50	52,925
Amazon.com, Inc., 3.800%, 12/05/24	USD	105	111,937
Apple, Inc.:
2.850%, 02/23/23	USD	22	22,379
3.850%, 05/04/43	USD	130	130,151
Citigroup, Inc., 3.285%, 05/04/21 (c)	AUD	165	128,457
General Electric Co., 4.250%, 01/17/18	NZD	140	103,515
John Deere Canada Funding, Inc.:
2.300%, 01/17/18	CAD	55	42,660
2.050%, 09/17/20	CAD	50	38,651
John Deere Capital Corp., 2.300%, 09/16/19	USD	40	40,466
Johnson & Johnson, 3.625%, 03/03/37	USD	65	68,053
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	75	81,205
Microsoft Corp., 4.450%, 11/03/45	USD	157	174,945
Morgan Stanley, 3.625%, 01/20/27	USD	105	105,670
NIKE, Inc., 2.375%, 11/01/26	USD	110	104,364
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	145	110,855
3.625%, 01/22/23	USD	85	87,719
The Home Depot, Inc., 2.625%, 06/01/22	USD	100	101,500
Union Pacific Corp., 4.163%, 07/15/22	USD	95	102,785

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Wells Fargo & Co., 3.065%, 07/27/21 (c)	AUD	175	$135,985
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	35	27,950
			1,772,172
Total Corporate Bonds (Cost $3,122,187)			3,179,428

Foreign Government Obligations | 7.7%

Australia | 1.0%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	175	150,628
3.000%, 03/22/24	AUD	125	97,666
Treasury Corp. of Victoria, 6.000%, 10/17/22	AUD	175	158,397
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	225	205,297
			611,988
Bermuda | 0.4%
Government of Bermuda, 4.854%, 02/06/24	USD	200	216,166

Canada | 0.9%
Province of Alberta, 4.000%, 12/01/19	CAD	95	77,701
Province of British Columbia, 3.700%, 12/18/20	CAD	115	94,901
Province of Ontario, 1.950%, 01/27/23	CAD	165	126,783
Province of Quebec:
3.500%, 07/29/20	USD	105	109,888
1.650%, 03/03/22	CAD	55	42,040
2.500%, 04/20/26	USD	90	88,513
			539,826
Cayman Islands | 0.2%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	100	108,000

Chile | 0.3%
Republic of Chile, 3.125%, 01/21/26	USD	200	203,970
Description	Security Currency	Principal Amount (000)	Fair Value

Colombia | 0.1%
Republic of Colombia, 2.625%, 03/15/23	USD	70	$68,425

Czech Republic | 0.2%
Czech Republic, 2.500%, 08/25/28	CZK	2,830	141,851

Hungary | 0.2%
Hungary Government Bonds, 5.500%, 06/24/25	HUF	27,460	121,418

Ireland | 0.4%
Irish Treasury, 3.400%, 03/18/24	EUR	158	215,985

Mexico | 0.5%
Mexican Bonos, 6.500%, 06/09/22	MXN	2,330	127,753
United Mexican States, 6.750%, 02/06/24	GBP	100	158,899
			286,652
New Zealand | 0.5%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	260	211,581
4.500%, 04/15/27	NZD	110	85,083
			296,664
Norway | 0.5%
Kommunalbanken AS, 1.375%, 10/26/20 (d)	USD	200	196,914
Oslo Kommune, 1.600%, 05/05/22	NOK	1,000	117,812
			314,726
Poland | 0.6%
Poland Government Bonds:
1.810%, 01/25/21 (c)	PLN	799	214,185
2.500%, 07/25/26	PLN	425	108,429
			322,614
Romania | 0.2%
Romanian Government Bonds, 2.875%, 10/28/24	EUR	92	114,009

Singapore | 0.8%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	596	464,939

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Spain | 0.4%
Spain Government Bonds:
1.600%, 04/30/25	EUR	94	$111,195
1.950%, 07/30/30	EUR	88	100,668
			211,863
Sweden | 0.3%
Kommuninvest I Sverige AB, 1.500%, 04/23/19	USD	200	199,329

United Kingdom | 0.2%
United Kingdom Gilt, 1.500%, 07/22/47	GBP	85	101,385

Total Foreign Government Obligations (Cost $4,427,550)			4,539,810

Quasi Government Bonds | 0.6%

Canada | 0.4%
Hydro-Quebec:
1.039%, 12/01/19 (c)	CAD	260	201,169
9.625%, 07/15/22	CAD	55	57,855
			259,024
Germany | 0.2%
KFW, 1.125%, 12/23/19	GBP	100	132,016

Total Quasi Government Bonds (Cost $378,952)			391,040

Supranationals | 0.8%
African Development Bank, 2.375%, 09/23/21	USD	50	50,763
Asian Development Bank, 2.125%, 03/19/25	USD	115	112,718
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	40	43,253
European Investment Bank, 1.125%, 09/16/21 (d)	CAD	135	101,526
International Bank for Reconstruction & Development, 3.500%, 01/22/21	NZD	55	41,040
International Finance Corp., 3.625%, 05/20/20	NZD	140	104,854
Description	Security Currency	Principal Amount (000)	Fair Value

Total Supranationals (Cost $449,132)			$454,154

US Municipal Bonds | 0.4%

California | 0.2%
California State Build America Bonds, 7.500%, 04/01/34	USD	95	138,283

Georgia | 0.2%
Georgia State Build America Bonds Series B, 2.380%, 02/01/27	USD	100	95,983

Total US Municipal Bonds (Cost $243,848)			234,266

US Treasury Securities | 1.3%
US Treasury Notes:
2.125%, 05/15/25	USD	365	362,662
1.625%, 05/15/26	USD	261	247,430
2.500%, 05/15/46	USD	180	167,758

Total US Treasury Securities (Cost $773,174)			777,850

Description	Shares	Fair Value

Short-Term Investments | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,149,348)	1,149,348	$1,149,348

Total Investments | 100.3% (Cost $56,447,078) (a), (e)		$59,434,269

Liabilities in Excess of Cash and Other Assets | (0.3)%		(182,607)

Net Assets | 100.0%		$59,251,662

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	14,122	USD	10,600	CIT	08/24/17	$247	$—
CAD	45,270	USD	33,700	CIT	08/24/17	1,239	—
CHF	57,321	USD	59,131	HSB	08/24/17	833	—
CHF	42,302	USD	43,941	SSB	09/28/17	414	—
CZK	319,521	USD	13,200	HSB	07/11/17	776	—
CZK	777,174	USD	33,517	HSB	07/11/17	477	—
CZK	1,246,946	USD	50,132	JPM	07/11/17	4,410	—
EUR	20,834	USD	23,516	CIT	08/24/17	341	—
EUR	91,598	USD	104,100	HSB	08/24/17	787	—
EUR	138,813	USD	156,690	HSB	08/24/17	2,262	—
EUR	242,107	USD	274,000	HSB	08/24/17	3,233	—
EUR	1,078,266	USD	1,217,076	SSB	08/24/17	17,626	—
EUR	574,538	USD	646,645	SSB	09/28/17	12,500	—
GBP	15,669	USD	20,462	CIT	08/24/17	—	23
GBP	35,765	USD	46,200	CIT	08/24/17	454	—
GBP	66,949	USD	85,581	JPM	08/24/17	1,750	—
GBP	158,428	USD	202,345	SSB	09/28/17	4,539	—
JPY	17,850,037	USD	163,900	CIT	08/24/17	—	4,866
JPY	42,250,257	USD	381,680	CIT	08/24/17	—	5,253
JPY	135,695,490	USD	1,225,518	HSB	08/24/17	—	16,544
KRW	112,581,020	USD	99,292	HSB	07/17/17	—	956
NOK	81,138	USD	9,600	CIT	08/24/17	128	—
NZD	13,365	USD	9,600	CIT	08/24/17	185	—
NZD	41,845	USD	29,500	CIT	08/24/17	1,136	—
NZD	6,759	USD	4,917	SSB	09/28/17	28	—
SEK	149,283	USD	17,300	CIT	08/24/17	469	—
SEK	627,438	USD	72,690	CIT	08/24/17	1,993	—
SEK	844,102	USD	97,815	HSB	08/24/17	2,657	—
USD	155,283	AUD	206,096	CIT	08/24/17	—	3,023
USD	763,253	AUD	1,024,391	CIT	08/24/17	—	23,599
USD	324,665	AUD	429,394	SSB	09/28/17	—	5,015
USD	646,535	CAD	870,921	CIT	08/24/17	—	25,623
USD	28,579	CAD	38,498	HSB	08/24/17	—	1,132
USD	189,466	CAD	250,818	SSB	09/28/17	—	4,205
USD	11,525	CZK	285,823	HSB	07/11/17	—	977
USD	86,523	CZK	2,210,429	HSB	07/11/17	—	10,162
USD	30,966	CZK	722,645	JPM	07/11/17	—	643
USD	91,622	CZK	2,175,756	JPM	07/11/17	—	3,546
USD	58,541	DKK	386,658	SSB	09/28/17	—	1,134
USD	101,746	EUR	90,329	CIT	08/24/17	—	1,688
USD	5,831	EUR	5,189	HSB	08/24/17	—	110
USD	18,592	EUR	16,543	HSB	08/24/17	—	351
USD	18,774	GBP	14,502	CIT	08/24/17	—	144
USD	255,109	GBP	195,348	CIT	08/24/17	289	—
USD	38,200	GBP	29,259	HSB	08/24/17	34	—
USD	87,691	GBP	67,176	HSB	08/24/17	63	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	199,494	HKD	1,552,286	SSB	09/28/17	$213	$—
USD	22,230	HUF	6,072,704	JPM	08/24/17	—	274
USD	101,622	HUF	27,798,276	JPM	08/24/17	—	1,389
USD	62,365	ILS	219,857	SSB	09/28/17	—	871
USD	134,000	JPY	14,786,055	HSB	08/24/17	2,264	—
USD	102,654	JPY	11,375,590	SSB	09/28/17	1,139	—
USD	2,043	MXN	38,782	HSB	08/24/17	—	77
USD	22,405	MXN	412,781	HSB	08/24/17	—	161
USD	72,481	MXN	1,375,842	HSB	08/24/17	—	2,733
USD	119,545	NOK	998,214	HSB	08/24/17	—	138
USD	94,976	NOK	800,364	SSB	09/28/17	—	1,049
USD	100,522	NZD	139,517	CIT	08/24/17	—	1,625
USD	23,757	NZD	33,100	HSB	08/24/17	—	477
USD	508,032	NZD	734,087	HSB	08/24/17	—	29,426
USD	158,176	PLN	590,074	CIT	08/24/17	—	1,021
USD	56,827	PLN	212,210	HSB	08/24/17	—	425
USD	88,000	PLN	331,302	HSB	08/24/17	—	1,382
USD	764	SEK	6,624	SSB	09/28/17	—	26
USD	82,582	SGD	114,046	SSB	08/24/17	—	319
USD	365,338	SGD	506,161	SSB	08/24/17	—	2,593
USD	103,585	SGD	143,409	SSB	09/28/17	—	718
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$62,486	$153,698

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2017 (unaudited)

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Allocator Opportunistic Strategies	$162,092,120	$6,740,556	$ 32,528	$6,708,028
Global Dynamic Multi-Asset	56,447,078	3,807,209	820,018	2,987,191

(b)	Non-income producing security.

(c)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2017.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2017, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets
Global Dynamic Multi-Asset	0.5%

(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
ETF	— Exchange-Traded Fund
LIBOR	— London Interbank Offered Rate
REIT	— Real Estate Investment Trust

Currency Abbreviations:

AUD	— Australian Dollar	JPY	— Japanese Yen
CAD	— Canadian Dollar	KRW	— South Korean Won
CHF	— Swiss Franc	MXN	— Mexican New Peso
CZK	— Czech Koruna	NOK	— Norwegian Krone
DKK	— Danish Krone	NZD	— New Zealand Dollar
EUR	— Euro	PLN	— Polish Zloty
GBP	— British Pound Sterling	SEK	— Swedish Krona
HKD	— Hong Kong Dollar	SGD	— Singapore Dollar
HUF	— Hungarian Forint	USD	— United States Dollar
ILS	— Israeli Shekel

Counterparty Abbreviations:

CIT	— Citibank NA
GSC	— Goldman Sachs International
HSB	— HSBC Bank USA NA
JPM	— JPMorgan Chase Bank NA
SSB	— State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Global Dynamic Multi- Asset Portfolio
Aerospace & Defense	2.2%
Airlines	1.1
Auto Components	1.3
Automobiles	0.7
Banks	7.6
Beverages	4.0
Biotechnology	2.1
Building Products	1.0
Capital Markets	3.3
Chemicals	1.9
Commercial Services & Suppliers	0.5
Communications Equipment	0.7
Construction & Engineering	0.1
Consumer Finance	0.5
Containers & Packaging	0.4
Diversified Financial Services	0.2
Diversified Telecommunication Services	2.4
Electric Utilities	2.1
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	1.1
Energy Equipment & Services	0.9
Equity Real Estate Investment Trusts (REITs)	0.9
Food & Staples Retailing	0.9
Food Products	0.9
Gas Utilities	0.6
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	2.1
Hotels, Restaurants & Leisure	2.0
Household Durables	1.0
Household Products	0.8
Independent Power and Renewable Electricity Producers	0.4
Industrial Conglomerates	2.0
Insurance	3.9
Industry*	Lazard Global Dynamic Multi- Asset Portfolio
Internet & Catalog Retail	0.2%
Internet Software & Services	2.0
IT Services	2.8
Leisure Products	0.3
Life Sciences Tools & Services	0.6
Machinery	1.5
Media	2.3
Metals & Mining	0.9
Multiline Retail	0.4
Multi-Utilities	2.1
Oil, Gas & Consumable Fuels	3.4
Paper & Forest Products	0.1
Personal Products	0.7
Pharmaceuticals	4.6
Professional Services	0.7
Real Estate Management & Development	2.1
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	2.3
Software	2.3
Specialty Retail	2.4
Technology Hardware, Storage & Peripherals	1.6
Textiles, Apparel & Luxury Goods	0.5
Thrifts & Mortgage Finance	0.2
Tobacco	0.5
Trading Companies & Distributors	0.7
Water Utilities	0.1
Wireless Telecommunication Services	0.4
Subtotal	88.2
Foreign Government Obligations	7.7
Supranationals	0.8
US Municipal Bonds	0.4
US Treasury Securities	1.3
Short-Term Investments	1.9
Total Investments	100.3%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2017	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi- Asset Portfolio

ASSETS
Investments in securities, at fair value	$168,800,148	$59,434,269
Cash collateral due from broker	870,000	—
Foreign currency, at fair value	221	6,358
Receivables for:
Investments sold	17,997,311	—
Dividends and interest	108,857	191,622
Capital stock sold	51,671	600
Gross unrealized appreciation on:
Forward currency contracts	—	62,486
Swap agreements	298,414	—
Prepaid expenses	13,457	14,624
Total assets	188,140,079	59,709,959

LIABILITIES
Payables for:
Management fees	102,453	8,181
Accrued professional services	22,258	24,880
Accrued custodian fees	7,670	42,914
Accrued distribution fees	95	68
Investments purchased	39,136,087	213,711
Capital stock redeemed	66,349	—
Gross unrealized depreciation on:
Forward currency contracts	—	153,698
Swap agreements	13,421	—
Other accrued expenses and payables	50,666	14,845
Total liabilities	39,398,999	458,297
Net assets	$148,741,080	$59,251,662

NET ASSETS
Paid in capital	$134,903,403	$54,744,492
Undistributed (distributions in excess of) net investment income (loss)	875,974	258,043
Accumulated net realized gain (loss)	5,968,674	1,351,009
Net unrealized appreciation (depreciation) on:
Investments	6,708,028	2,987,191
Foreign currency translations and forward currency contracts	8	(89,073)
Swap agreements	284,993	—
Net assets	$148,741,080	$59,251,662
Institutional Shares
Net assets	$148,323,636	$58,916,191
Shares of capital stock outstanding*	14,088,948	5,366,513
Net asset value, offering and redemption price per share	$10.53	$10.98
Open Shares
Net assets	$417,444	$335,471
Shares of capital stock outstanding*	39,904	30,604
Net asset value, offering and redemption price per share	$10.46	$10.96

Cost of investments in securities	$162,092,120	$56,447,078
Cost of foreign currency	$219	$6,342

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2017	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi- Asset Portfolio

Investment Income (Loss)

Income
Dividends	$1,433,795	$566,468
Interest	164,350	104,507
Total investment income*	1,598,145	670,975

Expenses
Management fees (Note 3)	756,248	208,301
Administration fees	39,920	30,003
Professional services	22,648	21,870
Custodian fees	22,167	123,398
Registration fees	18,042	17,564
Shareholders’ reports	17,964	1,686
Shareholders’ services	12,942	12,495
Directors’ fees and expenses	5,181	3,305
Distribution fees (Open Shares)	821	309
Amortization of offering costs (Note 2(g))	—	31,402
Other	4,693	3,419
Total gross expenses	900,626	453,752
Management fees waived and expenses reimbursed	(127,972)	(218,097)
Total net expenses	772,654	235,655
Net investment income (loss)	825,491	435,320

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	7,502,001	1,324,568
Foreign currency transactions and forward currency contracts	—	(43,089)
Swap agreements	813,888	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	8,315,889	1,281,479
Net change in unrealized appreciation (depreciation) on:
Investments	2,961,342	3,044,236
Foreign currency translations and forward currency contracts	23	7,439
Swap agreements	355,689	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	3,317,054	3,051,675
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	11,632,943	4,333,154
Net increase (decrease) in net assets resulting from operations	$12,458,434	$4,768,474
* Net of foreign withholding taxes of	$—	$35,232

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator Opportunistic Strategies Portfolio		Lazard Global Dynamic Multi-Asset Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Period Ended December 31, 2016 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$825,491	$2,619,791	$435,320	$146,778
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	8,315,889	(2,030,624)	1,281,479	658
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	3,317,054	6,931,900	3,051,675	(153,557)
Net increase (decrease) in net assets resulting from operations	12,458,434	7,521,067	4,768,474	(6,121)
Distributions to shareholders
From net investment income
Institutional Shares	—	(2,125,006)	—	(239,979)
Open Shares	—	(10,062)	—	(661)
From net realized gains
Institutional Shares	—	—	—	(16,276)
Open Shares	—	—	—	(70)
Return of capital
Institutional Shares	—	(246,932)	—	—
Open Shares	—	(1,169)	—	—
Net decrease in net assets resulting from distributions	—	(2,383,169)	—	(256,986)
Capital stock transactions
Net proceeds from sales
Institutional Shares	24,130,683	18,930,615	5,632,879	48,568,527
Open Shares	19,750	349,702	224,266	230,070
Net proceeds from reinvestment of distributions
Institutional Shares	—	2,219,667	—	256,255
Open Shares	—	11,030	—	731
Cost of shares redeemed
Institutional Shares	(29,703,789)	(55,399,225)	(7,134)	(18,315)
Open Shares	(481,192)	(284,038)	(120,999)	(19,985)
Net increase (decrease) in net assets from capital stock transactions	(6,034,548)	(34,172,249)	5,729,012	49,017,283
Redemption fees (Note 2(i))
Institutional Shares	—	1,002	—	—
Net increase in net assets from redemption fees	—	1,002	—	—
Total increase (decrease) in net assets	6,423,886	(29,033,349)	10,497,486	48,754,176
Net assets at beginning of period	142,317,194	171,350,543	48,754,176	—
Net assets at end of period*	$148,741,080	$142,317,194	$59,251,662	$48,754,176
*Includes undistributed (distributions in excess of) net investment income (loss) of	$875,974	$50,483	$258,043	$(177,277)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	14,593,661	18,234,761	4,855,126	—
Shares sold	2,419,299	2,073,664	512,072	4,831,304
Shares issued to shareholders from reinvestment of distributions	—	228,596	—	25,600
Shares redeemed	(2,924,012)	(5,943,360)	(685)	(1,778)
Net increase (decrease)	(504,713)	(3,641,100)	511,387	4,855,126
Shares outstanding at end of period	14,088,948	14,593,661	5,366,513	4,855,126
Open Shares
Shares outstanding at beginning of period	85,313	77,778	21,043	—
Shares sold	1,983	36,303	20,997	22,963
Shares issued to shareholders from reinvestment of distributions	—	1,142	—	73
Shares redeemed	(47,392)	(29,910)	(11,436)	(1,993)
Net increase (decrease)	(45,409)	7,535	9,561	21,043
Shares outstanding at end of period	39,904	85,313	30,604	21,043

(a)	The Portfolio commenced operations on May 27, 2016.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$9.70	$9.36		$10.02	$10.24	$10.03	$9.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.16	^	0.07	0.04	0.09	0.11
Net realized and unrealized gain (loss)	0.77	0.34		(0.46)	0.41	1.12	0.74
Total from investment operations	0.83	0.50		(0.39)	0.45	1.21	0.85
Less distributions from:
Net investment income	—	(0.14)		(0.03)	(0.28)	(0.48)	(0.08)
Net realized gains	—	—		(0.24)	(0.39)	(0.52)	—
Return of capital	—	(0.02)		— (b)	—	—	—
Total distributions	—	(0.16)		(0.27)	(0.67)	(1.00)	(0.08)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$10.53	$9.70		$9.36	$10.02	$10.24	$10.03
Total Return (c)	8.56%	5.36	%^	–3.80%	4.40%	12.22%	9.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$148,324	$141,494		$170,626	$185,489	$214,161	$224,982
Ratios to average net assets (d):
Net expenses	1.02%	1.02	%^	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.18%	1.19%		1.18%	1.15%	1.13%	1.12%
Net investment income (loss)	1.09%	1.72	%^	0.66%	0.35%	0.89%	1.13%
Portfolio turnover rate	93%	238%		255%	265%	193%	139%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$9.65	$9.32	$10.02	$10.24	$10.03	$9.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.13 ^	0.01	0.01	0.06	0.07
Net realized and unrealized gain (loss)	0.79	0.33	(0.47)	0.41	1.12	0.75
Total from investment operations	0.81	0.46	(0.46)	0.42	1.18	0.82
Less distributions from:
Net investment income	—	(0.11)	— (b)	(0.25)	(0.45)	(0.05)
Net realized gains	—	—	(0.24)	(0.39)	(0.52)	—
Return of capital	—	(0.02)	— (b)	—	—	—
Total distributions	—	(0.13)	(0.24)	(0.64)	(0.97)	(0.05)
Redemption fees	—	—	—	— (b)	—	—
Net asset value, end of period	$10.46	$9.65	$9.32	$10.02	$10.24	$10.03

Total Return (c)	8.39%	4.97%^	–4.51%	4.10%	11.90%	8.84%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$417	$823	$725	$3,950	$2,616	$3,099
Ratios to average net assets (d):
Net expenses	1.32%	1.32%^	1.32%	1.32%	1.32%	1.32%
Gross expenses	3.35%	3.31%	1.66%	1.81%	1.84%	1.67%
Net investment income (loss)	0.49%	1.43%^	0.15%	0.14%	0.60%	0.69%
Portfolio turnover rate	93%	238%	255%	265%	193%	139%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/17†	For the Period 5/27/16* to 12/31/16

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.06
Net realized and unrealized gain (loss)	0.89	(0.01)
Total from investment operations	0.98	0.05
Less distributions from:
Net investment income	—	(0.05)
Net realized gains	—	— (b)
Total distributions	—	(0.05)
Net asset value, end of period	$10.98	$10.00
Total Return (c)	9.80%	0.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$58,916	$48,544
Ratios to average net assets (d):
Net expenses	0.90%	0.90%
Gross expenses	1.72%	2.14%
Net investment income (loss)	1.67%	0.95%
Portfolio turnover rate	65%	67%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/17†	For the Period 5/27/16* to 12/31/16

Open Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.04
Net realized and unrealized gain (loss)	0.88	(0.01)
Total from investment operations	0.96	0.03
Less distributions from:
Net investment income	—	(0.03)
Net realized gains	—	— (b)
Total distributions	—	(0.03)
Net asset value, end of period	$10.96	$10.00
Total Return (c)	9.60%	0.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$335	$210
Ratios to average net assets (d):
Net expenses	1.20%	1.20%
Gross expenses	6.96%	9.43%
Net investment income (loss)	1.44%	0.72%
Portfolio turnover rate	65%	67%

*	The Portfolio commenced operations on May 27, 2016.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2017 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”).This report includes only the financial statements of Capital Allocator Opportunistic Strategies and Global Dynamic Multi-Asset Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Swap agreements with respect to equity securities generally are valued by an inde-

pendent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance

28  Semi-Annual Report

with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2017, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

Semi-Annual Report  29

(d) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2017, the Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(e) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount
Capital Allocator Opportunistic Strategies	$(2,381,189)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
Global Dynamic Multi-Asset	$(197)	$(231,293)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and certain derivatives. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

30  Semi-Annual Report

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agree-

ment”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Capital Allocator Opportunistic Strategies	1.00%
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares
Capital Allocator Opportunistic Strategies	1.02%	1.32%
Global Dynamic Multi-Asset	0.90	1.20

During the period ended June 30, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Capital Allocator Opportunistic Strategies	$121,304	$ —	$3,283	$3,385
Global Dynamic Multi-Asset	207,312	3,660	989	6,136

Semi-Annual Report  31

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid to the affected Portfolios in April 2017 as a reimbursement. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its

Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

32  Semi-Annual Report

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2017 were as follows:

Portfolio	Purchases	Sales
Capital Allocator Opportunistic Strategies	$118,755,777	$106,229,238
Global Dynamic Multi-Asset	39,558,556	33,309,899

	US Treasury Securities
Portfolio	Purchases	Sales
Global Dynamic Multi-Asset	$266,824	$184,780

For the period ended June 30, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2017, the Portfolios had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which a Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio

Semi-Annual Report  33

invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments.

A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities, indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded

34  Semi-Annual Report

futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair

Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  35

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017
Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$112,240,037	$—	$—	$112,240,037
Closed-End Management Investment Companies	7,442,359	—	—	7,442,359
Short-Term Investments	49,117,752	—	—	49,117,752
Other Financial Instruments†
Total Return Swap Agreements	—	298,414	—	298,414
Total	$168,800,148	$298,414	$—	$169,098,562
Liabilities:
Other Financial Instruments†
Total Return Swap Agreements	$—	$(13,421)	$—	$(13,421)
Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Argentina	$139,238	$—	$—	$139,238
Australia	—	1,512,836	—	1,512,836
Austria	—	76,587	—	76,587
Belgium	—	25,048	—	25,048
Canada	1,888,219	—	—	1,888,219
Denmark	255,018	304,867	—	559,885
Finland	251,964	31,505	—	283,469
France	—	1,448,036	—	1,448,036
Germany	409,383	880,895	—	1,290,278
Hong Kong	189,322	893,489	—	1,082,811
Ireland	258,254	—	—	258,254
Israel	96,372	76,234	—	172,606
Italy	—	359,764	—	359,764
Japan	788,088	3,611,154	—	4,399,242
Malta	—	22,018	—	22,018
Netherlands	188,668	330,909	—	519,577
Norway	—	575,970	—	575,970
Portugal	—	51,104	—	51,104
Singapore	—	465,932	—	465,932
South Africa	—	15,160	—	15,160
Spain	—	392,112	—	392,112
Sweden	340,282	265,153	—	605,435
Switzerland	355,244	771,748	—	1,126,992
United Kingdom	1,449,052	2,223,522	—	3,672,574
United States	27,666,964	98,262	—	27,765,226
Corporate Bonds*	—	3,179,428	—	3,179,428
Foreign Government Obligations*	—	4,539,810	—	4,539,810
Quasi Government Bonds*	—	391,040	—	391,040
Supranationals	—	454,154	—	454,154
US Municipal Bonds	—	234,266	—	234,266
US Treasury Securities	—	777,850	—	777,850
Short-Term Investments	1,149,348	—	—	1,149,348
Other Financial Instruments†
Forward Currency Contracts	—	62,486	—	62,486
Total	$35,425,416	$24,071,339	$—	$59,496,755
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(153,698)	$—	$(153,698)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

36  Semi-Annual Report

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Dynamic Multi-Asset Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

Global Dynamic Multi-Asset	$6,729,151

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Capital Allocator Opportunistic Strategies Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Total return swap agreements	$7,500,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on swap agreements	$298,414
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on swap agreements	$13,421

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on swap agreements	$813,888
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$355,689

Global Dynamic Multi-Asset Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$13,000,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$62,486
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$153,698

Semi-Annual Report  37

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(50,403)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$6,251

See Notes 2(c) to 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of June 30, 2017, Capital Allocator Opportunistic Strategies and Global Dynamic Multi-Asset Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of June 30, 2017:

Capital Allocator Opportunistic Strategies Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Total Return Swap Agreements	$298,414	$—	$298,414

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets

Goldman Sachs International	$298,414	$(13,421)	$—	$284,993

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Total Return Swap Agreements	$13,421	$—	$13,421

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Goldman Sachs International	$13,421	$(13,421)	$—	$ —

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

38  Semi-Annual Report

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$62,486	$ —	$62,486

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$6,481	$(6,481)	$—	$—
HSBC Bank USA NA	13,386	(13,386)	—	—
JPMorgan Chase Bank NA	6,160	(5,852)	—	308
State Street Bank and Trust Co.	36,459	(15,930)	—	20,529
Total	$62,486	$(41,649)	$—	$20,837

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$153,698	$—	$153,698

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$66,865	$(6,481)	$—	$60,384
HSBC Bank USA NA	65,051	(13,386)	—	51,665
JPMorgan Chase Bank NA	5,852	(5,852)	—	—
State Street Bank and Trust Co.	15,930	(15,930)	—	—
Total	$153,698	$(41,649)	$—	$112,049

11. Accounting Pronouncements

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  39

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

40  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report  41

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex. Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

42  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 6-7, 2017, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $33 billion of the approximately $215 billion of total assets under the management of the Investment Manager and its global affiliates as of

March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, using Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). They noted the methodology and assumptions used by Strategic Insight, including that comparisons ranked each Portfolio in a quintile of the applicable Group or Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of both Portfolios.

Semi-Annual Report  43

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for each Portfolio to its respective Group and Category median(s). The Directors considered that the Investment Manager continues to voluntarily enter into expense limitation agreements, and that the Investment Manager was waiving advisory fees and/or reimbursing expenses, for each Portfolio.

For the Capital Allocator Opportunistic Strategies Portfolio, the gross advisory fee ranked in the first and second quintiles for Institutional shares and Open shares, respectively. For the Global Dynamic Multi-Asset Portfolio, while the advisory fee was in the fourth quintiles of the relevant Groups, it was noted that the advisory fees were less than a basis point above the Group medians.

It also was considered that, for both share classes of the Global Dynamic Multi-Asset Portfolio and the Institutional shares of the Capital Allocator Opportunistic Strategies Portfolio, the expense ratio was in the first or second quintile of the relevant Group, and representatives of the Investment Manager noted that the expense ratio of the Open shares of the Capital Allocator Opportunistic Strategies Portfolio was impacted by the small size of the class.

The Board was advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Portfolios.

Performance. Strategic Insight’s performance analyses compared the Capital Allocator Opportunistic Strategies Portfolio’s performance to those of the funds in the relevant Group and Category over one-, three- and five-year periods ended March 31, 2017. Performance comparisons were not shown for the Global Dynamic Multi-Asset Portfolio, which commenced investment operations in 2016.

The Directors considered that, although for both share classes of the Capital Allocator Opportunistic Strategies Portfolio performance was in the fifth quintile of the Group for the five-year period, it was in one of the three top quintiles for both share classes for the one- and three-year periods.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for the Capital Allocator Opportunistic Strategies Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of the Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolio’s brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolio. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolio’s Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Capital Alloca-

44  Semi-Annual Report

tor Opportunistic Strategies Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Portfolio, including the Portfolio’s size and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.
•	The Board generally was satisfied with the performance of the Capital Allocator Opportunistic Strategies Portfolio.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Capital Allocator Opportunistic Strategies Portfolio in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolio; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  45

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

LZDPS030

Lazard Funds Semi-Annual Report

June 30, 2017

Emerging Markets Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi-Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard Emerging Markets Income Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
19	Information About Your Portfolio’s Expenses
22	Portfolio Holdings Presented by Sector and Region
23	Portfolios of Investments
23	Lazard Emerging Markets Equity Portfolio
25	Lazard Emerging Markets Core Equity Portfolio
27	Lazard Developing Markets Equity Portfolio
29	Lazard Emerging Markets Equity Advantage Portfolio
33	Lazard Emerging Markets Equity Blend Portfolio
36	Lazard Emerging Markets Multi-Asset Portfolio
54	Lazard Emerging Markets Debt Portfolio
70	Lazard Explorer Total Return Portfolio
84	Lazard Emerging Markets Income Portfolio
87	Notes to Portfolios of Investments
92	Statements of Assets and Liabilities
94	Statements of Operations
96	Statements of Changes in Net Assets
100	Financial Highlights
111	Notes to Financial Statements
135	Board of Directors and Officers Information
138	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2017, global markets generally performed well, led by widespread gains that were most pronounced in emerging markets and Europe. During this time, the global economic recovery showed signs of broadening beyond the United States to other regions of the world. In this backdrop, US equities extended their multi-year advance, but rose less than their counterparts globally.

Emerging markets equity and debt benefited from continued global economic growth and improvements in corporate and sovereign fundamentals, notably rising earnings growth and stronger country balance sheets. The drivers of these broad improvements appear sustainable and valuations remain compelling among the securities we research. While the outlook is encouraging, our emerging markets investment teams are vigilant about potential risks, such as potential weakness in commodity prices and tighter-than-expected US monetary policy in 2018.

Europe’s economic and investment prospects appear to be at their strongest since the 2007-2008 period, with the consensus outlook largely positive. European economic data and key leading indicators are improving across the board. Policy statements from the European Central Bank suggest that monetary authorities are becoming more optimistic about growth, although policy is expected to remain accommodative over the near-to-medium term. Political risk has subsided but remains. During the first half, a market-friendly result to France’s presidential election helped buoy European sentiment. The results of the UK snap election, meanwhile, created concerns about Britain’s political outlook and the potential effect on Brexit negotiations. Elsewhere, our Tokyo-based team expects Japanese companies to yield strong returns as a result of better growth prospects, improving corporate governance, and stronger fundamentals.

The US economy appears to be in better shape than is commonly appreciated and our US equity team continues to find compelling value across the US market, which consists of companies that are among the world’s most financially productive and well managed. Our US fixed income specialists expect long-term US interest rates to eventually normalize at higher levels as global rate pressures subside in line with Europe’s improving growth outlook.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

Buoyed by investor optimism over the direction of global economic activity, emerging markets equities recorded robust performance in the first half of 2017. The MSCI Emerging Markets® Index (the “EM Index”) rose by more than 18% over the period in US dollar terms. Asian shares performed particularly well and climbed by more than 23% as exporters and Chinese internet-related firms were favored. Despite some weakness in some commodity prices, Latin American markets still recorded a return of more than 10%. Lower crude oil prices and political rhetoric over Russia resulted in weak overall returns in Eastern Europe, despite strong performance in some central European nations following an improved environment in the aftermath of Emmanuel Macron’s presidential victory in France.

Returns in European emerging markets were extraordinarily mixed during the six-month period. Weakness in crude oil prices and accusations that Russia hacked the US election brought up the possibility of further sanctions and depressed share prices. Emmanuel Macron’s impressive victory as French president relieved markets and buffeted stock prices in Poland and Hungary. In Turkey, a constitutional vote giving President Erdogan considerably greater powers narrowly passed and was followed by an improbable relief rally.

All Latin American markets recorded positive returns over the period. Share prices in Brazil rose early in the year as investors anticipated the passing of several fiscal, tax, and labor reforms. However, the market became less confident about the likely success of these reforms in March and April, causing periods of weakness. In May, a recording of a conversation between President Temer and a corporate executive was released, which appeared to implicate Temer in corruption, and the Brazilian real and share prices reacted negatively. Temer strongly repudiated the accusation and stocks recovered, but he will still likely face a lower house vote on whether he should face a trial in the Supreme Court. Mexican shares were helped by a rebound in the peso after investors became more optimistic that a North American Free Trade Agreement (NAFTA) renegotiation would not be onerous.

All major Asian markets increased during the period. Export-oriented markets such as South Korea, Taiwan, and China performed particularly well, helped by a series of smartphone launches and despite North Korean missile launches and the impeachment of South Korea’s President. Chinese equities were helped first by government measures aimed at helping corporate profitability and then by considerable investor interest in internet-related firms which witnessed strong share price increases. In India, positive election results in several state elections for the Bharatiya Janata Party and Prime Minister Modi helped generate strong returns.

From a sector perspective, information technology dramatically outperformed all other sectors, while the energy sector, pressured by lower crude oil prices, was the worst-performing sector during the period.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2017, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 12.78%, while Open Shares posted a total return of 12.61%, and R6 Shares posted a total return of 12.78%, as compared with the 18.43% return for the EM Index.

During the period, shares of Samsung Electronics, a Korean manufacturer of electronic goods, rose on expectations for a strong second quarter and firm memory pricing for the second half of the year. NetEase, a Chinese developer and distributor of computer and online games, has strong second-half expectations given its rich pipeline of new games, including Minecraft. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese semiconductor manufacturer, gained amid expectations for a strong Apple-led ramp-up in the second half of the year. SK Hynix, a Korean Semiconductor manufacturer, benefited from strong demand for dynamic random-access memory chips (DRAM) and expectations for pricing to remain firm in the second half of the year. Shares of YPF, an Argentine energy company, gained on the back of optimism for increased international interest for joint ventures related to the Vaca Muerta, and the potential for further cost cutting post a deal reached with the unions.

Semi-Annual Report  3

In contrast, shares of Sberbank, a Russian bank, declined as the risk of increased provisions from corporate loans rose, and after the US Senate approved the imposition of new sanctions against Russia. LUKOIL, a Russian energy company, experienced profit taking along with the Russian market on the back of increased volatility in oil prices. Shares of Gazprom, a Russian gas company, declined as hopes for an increased dividend payout ratio diminished. Magnit, a Russian food retailer, declined after reporting lower margins for the quarter. Shares of Pakistan Petroleum, a Pakistani energy company, retreated on the back of volatile oil prices and a delay in the gas price revision for one of its larger assets. A higher-than-index exposure to Russia and Brazil detracted from returns. Stock selection within the information technology and financial sectors and within China also hurt performance. Information technology stock underperformance was predominantly due to the companies not held in the Portfolio during the period. These include Alibaba and Tencent, which were up 60% and 47%, respectively, through the end of June. Each of these stocks cost the Portfolio significantly in relative performance as they have meaningful weights in the EM Index.

Lazard Emerging Markets Core Equity Portfolio

For the six months ended June 30, 2017, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 20.05%, while Open Shares posted a total return of 19.86%, as compared with the 18.43% return for the EM Index.

During the period, HDFC Bank, India’s second largest private bank, reported stronger credit growth over the most recent quarter. SK Hynix, a Korean semiconductor manufacturer, strengthened over the period as it benefited from higher DRAM spot prices in a healthier demand and tighter supply environment. Shares of Korea-based Samsung Electronics, a global technology leader, rose as it reported solid earnings and announced that it would entirely cancel its treasury shares, improving shareholder returns. NCsoft, a Korean online and mobile games company, strengthened as user interest grew in anticipation of the release of its game Lineage M. Largan Precision, a Taiwanese manufacturer of high-end plastic aspherical lenses, outperformed as the company remains a key beneficiary of dual-camera penetration for smartphones.

Stock selection within China, Taiwan, and India, as well as in the information technology and consumer staples sectors, helped performance. An overweight to information technology also helped performance.

In contrast, shares of LUKOIL, a Russian energy company, experienced profit taking along with the Russian market on the back of increased volatility in oil prices. Sberbank, a Russian bank, reported slightly weaker core revenues for the first quarter. An overweight to Brazilian state-owned bank Banco do Brasil detracted from performance as renewed political uncertainty weighed on Brazilian securities. Braskem, a Brazil-based chemicals producer with assets in Mexico and the United States, underperformed due to a stronger Brazilian real and despite benchmark chemical spreads trading near all-time highs. Tenaris, a manufacturer of seamless steel pipes for the oil and gas industry with assets in Mexico and Argentina, underperformed due to generally weaker crude oil markets and concerns surrounding near-term sequential margin growth after reporting first quarter earnings. An overweight to Russia, along with an underweight to China, detracted from returns. Additionally, stock selection within Brazil and the energy sector hurt performance.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2017, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 19.36%, while Open Shares posted a total return of 19.07%, as compared with the 18.43% return for the EM Index.

Alibaba, a Chinese e-commerce company, rose after suggesting that revenue growth would be stronger over the next year than previously expected. Shares of Tencent, a Chinese games and social media company, moved higher due to expectations of strong mobile gaming revenue. Samsung Electronics, a Korean technology company, continued to edge higher due to strength in its display and memory businesses. Bank Rakyat, a large state-owned Indonesian bank, outperformed after its new CEO indicated its renewed focus on the microfinance segment. Shares of Aselsan, a Turkish defense contractor, rose due to strong revenue growth supported by healthy order growth, while margins were flattered by the

4  Semi-Annual Report

weakness in the Turkish lira over the past year. Stock selection in the consumer discretionary, financials, and information technology sectors, as well as in Russia, China, Taiwan, and Indonesia, helped performance. Lack of exposure in the telecommunication services, utilities, and consumer staples sectors, as well as to South Africa and Qatar, and higher-than-index exposure to Argentina and Turkey added value.

In contrast, Petroleo Brasileiro, a Brazilian oil & gas company, and Novatek, a Russian energy company, underperformed due to lower oil prices. Shares of Petra Diamonds, a South African diamond miner, corrected due to worries that the diamond industry might face oversupply later this year. Korea Aerospace Industries, a Korean defense contractor, lagged as earnings growth slowed after disappointing orders in the fourth quarter of 2016. Sberbank, the largest bank in Russia, underperformed due to weaker energy prices. Stock selection in the health care, materials, and real estate sectors as well as in Brazil, Korea, and India detracted value. A higher-than-index exposure in the energy and health care sectors as well as to Russia, and a lower-than-index exposure to Korea, hurt performance.

Lazard Emerging Markets Equity Advantage Portfolio

For the six months ended June 30, 2017, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 22.27%, while Open Shares posted a total return of 22.04%, as compared with the 18.43% return for the EM Index.

Stock selection accounted for a substantial portion of the Portfolio’s excess return. The overweight to the information technology sector and an underweight to the consumer staples sector were the largest contributors from an allocation standpoint. This was partially offset by an overweight to both the energy and utilities sectors. Stock selection was favorable in nine of eleven sectors, led by information technology and materials holdings. The Portfolio lagged modestly in the consumer staples and the industrials sectors.

Stocks that provided the greatest contribution to the excess return included Sunny Optical Technology, which more than doubled in price. The component manufacturer for smart phone cameras has enjoyed growth from increased global smart phone demand as well as the adoption of dual-lens cameras. Geely Automobile reported a 90% increase in year-over-year sales. An improvement in their product mix with strong performance from the Volvo SUV line provided additional operating leverage and a major increase in profits. Long Chen Paper rallied sharply, as the Taiwan-based industrial paper manufacturer benefited from the hike in paper prices during the period. The company’s revenue rose on a year-over-year comparison. With the positive price spike, we sold our position during the period.

Detractors in the period included Gentera, the Mexican regional bank sold off in response to the US elections and related political environment. We continued to find the stock attractive. After a strong finish to 2016, Sberbank, the major Russian bank, fell as loan growth slowed and net interest margins declined. While net profit met expectations largely through cost reductions, concern over energy lending and the weak ruble placed additional pressure on the stock. Finally, our relative underweight to the Chinese retailer JD.com was the largest detractor from returns. The stock has risen significantly over the past six months and, while we have added to our position, it is still below benchmark exposure in the Portfolio.

Lazard Emerging Markets Equity Blend Portfolio

For the six months ended June 30, 2017, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 18.85%, while Open Shares posted a total return of 18.61%, as compared with the 18.43% return for the EM Index.

Changes to the market forecast during the first half of 2017 reflected a shift from cautious to more upbeat views in several of our considerations. Several factors were involved in our assessment, including economic data from Europe and Japan, liquidity trends on credit availability and consumer credit on the demand side, as well as sentiment indicators relevant to geopolitical risk and factors affecting regulations in different regions.

The Portfolio’s average overweight of growth versus value helped performance, as did stock selection in the energy, financials, and industrials sectors, over-

Semi-Annual Report  5

weight exposure to the information technology sector and underweight exposure to the utilities sector, stock selection in Brazil, Russia, and Taiwan, and an overweight exposure to Argentina and Turkey and underweight exposure to South Africa.

Performance was hurt by the Portfolio’s allocation to small cap equities, stock selection in the health care, information technology, and materials sectors, stock selection in India and Mexico, and overweight exposure to Russia as well as underweight to Korea.

Lazard Emerging Markets Multi-Asset Portfolio

For the six months ended June 30, 2017, the Lazard Emerging Markets Multi-Asset Portfolio’s Institutional Shares posted a total return of 10.86%, while Open Shares posted a total return of 10.85%, as compared with the 18.43% return for the EM Index.

Changes to the market forecast during the first half of 2017 reflected a shift from cautious to more upbeat views in several of our considerations. Many factors were involved in our assessment including economic data from Europe and Japan, liquidity trends on credit availability and consumer credit on the demand side, as well as sentiment indicators relevant to geopolitical risk and factors affecting regulations in different regions.

The Portfolio’s allocation to small cap equities helped performance, as did stock selection in the energy, financials, and industrials sectors; overweight exposure to the information technology sector and underweight exposure to the utilities sector; and stock selection in Brazil, Russia, and Taiwan. Returns were also boosted by an overweight exposure to Argentina and Turkey and underweight exposure to South Africa; exposure to hard currency debt in Ukraine, Ghana, and Argentina; and exposure to local currencies in Poland, Indonesia, and Korea.

On the other hand, the Portfolio’s fixed income allocation; average overweight of debt versus currencies; and average overweight to value versus growth hurt performance. Other detractors to returns came from stock selection in the health care, information technology, and materials sectors; stock selection in Korea and Mexico; overweight exposure to Russia as well as underweight to China; exposure to hard currency debt in Oman; and exposure to local currencies in Brazil, Hungary, and Russia.

Lazard Emerging Markets Debt Portfolio

For the six months ended June 30, 2017, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 8.27%, while Open Shares posted a total return of 7.92%, and R6 Shares posted a total return of 8.19%, as compared with the 8.26% return for the blended 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”).

Relative performance was driven by bottom-up positioning in external debt. The Portfolio benefited from a general underweight to investment grade countries in Asia, such as China and the Philippines, and eastern Europe, such as Poland and Hungary. A small overweight to Belize also contributed to relative performance. Among the Portfolio’s local currency positions, an overweight duration position in Peru was beneficial. These gains were partially offset by positioning in local currencies, namely an underweight position in euro-related currencies, which benefited from the better growth outlook in Europe and the market-friendly outcome to the French presidential election.

Asset allocation detracted from returns due to the drag from an overweight position in hard currency debt that was in effect for most of the first quarter before we adjusted the Portfolio to take an overweight position in local debt. Hard currency debt underperformed local currency debt by a wide margin over the six months.

We continue to deploy nearly the entirety of the Portfolio’s risk budget as we believe we are still in the early stages of an emerging markets debt rally, which should drive the continued outperformance of local currencies. Accordingly, we favor local currency debt over hard currency debt and we expect to take advantage of any periods of relative weakness to add to our overweight position in local debt. In terms of the Portfolio’s local currency allocation, we maintain a bias toward higher yielding currencies, which we believe could be a strong source of carry in a less volatile

6  Semi-Annual Report

environment. In local rates, we continue to favor exposure to Brazilian interest rates as we maintain a constructive outlook on Brazil despite the recent negative headlines. In terms of the Portfolio’s external debt positioning, we expect to move to a more neutral overall duration position by reducing exposure to long-dated investment grade credits as these positions have approached our expected return targets over the course of the past few months. We continue to favor the debt of higher yielding sub-investment-grade countries, such as Ghana and Argentina, over the debt of low yielding countries, such as the highest quality credits in Asia and Europe.

The Portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes. However, during the period, the use of derivatives detracted from the Portfolio’s relative performance.

Lazard Explorer Total Return Portfolio

For the six months ended June 30, 2017, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of 3.19%, while Open Shares posted a total return of 3.01%, as compared with the 8.26% return for the Global Diversified Index.

The main drivers of returns for the period were the Portfolio’s idiosyncratic long positions in sovereign credit. Ghanaian sovereign credit, which is among the Portfolio’s largest active risk positions, was a top contributor. Ghanaian debt outperformed on indications that the government will extend its aid agreement with the International Monetary Fund. Ghana remains one of our highest conviction positions in sovereign external debt markets. Outright exposure to certain emerging markets local currencies, including the Polish zloty, Mexican peso, and Turkish lira, was also beneficial. Short-dated corporate exposure was beneficial to a lesser extent as this position earned returns that were about in line with its carry.

These gains were partially offset by exposure to a basket of currencies that represent “good carry,” which generated underperformance primarily in May and June. Portfolio hedges that were held at times throughout the six-month reporting period also detracted from returns. The Portfolio’s short risk position in Markit CDX Emerging Markets® Index, a tradable instrument that comprises credit default swaps on 15 sovereign issuers, which was intended to mitigate the market exposure inherent in its idiosyncratic sovereign credit positions, detracted from performance as credit spreads continued to tighten. We began significantly reducing this hedge in May and fully exited the position by early June.

The Portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes; credit default swaps; and interest rate swaps. However, during the period, the use of derivatives detracted from the Portfolio’s performance.

Lazard Emerging Markets Income Portfolio

For the six months ended June 30, 2017, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of 7.62%, while Open Shares posted a total return of 7.41%, as compared with the 7.21% return for the JPMorgan Emerging Local Markets® Index Plus.

In light of strong money market performance across emerging markets, all countries but four (Chile, Colombia, Serbia and the Philippines) provided positive absolute contribution. Top performance against the benchmark was earned from active currency management and security selection in Russia, which added 25 basis points (“bps”). Indonesia added 22 bps from overweight positioning and security selection predicated on high yield and supportive fixed income inflows amid ongoing reform momentum, improved current account position, central bank credibility, and anchored inflation expectations. Overweight Czech exposure added 16 bps. Monetary policy shifted toward a tightening stance in early April, and policymakers have allowed the koruna to appreciate in the face of a strong BoP surplus and rising inflation. The Turkish central bank’s tighter monetary stance in 2017 is supporting the lira with an effective funding rate near 12%, which benefited our overweight exposure. Meanwhile, out-of-index exposure to frontier markets (Kazakhstan, Egypt, Argentina, and Serbia) added 16 bps.

Semi-Annual Report  7

Asian country selection detracted from relative performance. Underweights in Taiwan, China, Singapore, Thailand, and South Korea detracted more value than the overweights in Indonesia, India, Malaysia, and the Philippines delivered. We held underweight positions in each due to low or negative yields and, we believed, limited scope for currency appreciation. However, sharp equity inflows and stability in China fostered currency rallies across these markets.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	19.32%	3.12%	2.49%	6.96%
Open Shares**	18.97%	2.83%	2.17%	6.72%
R6 Shares**	19.32%	N/A	N/A	3.21%
EM Index	23.75%	3.96%	1.91%	5.53%
				(Institutional Shares)
				6.12%
				(Open Shares)
				4.68%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The EM Index consists of 23 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

Semi-Annual Report   9

Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Since Inception	†
Institutional Shares**	21.80%	2.14%
Open Shares**	21.40%	1.79%
EM Index	23.75%	1.71%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The EM Index consists of 23 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was October 31, 2013.

10  Semi-Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	24.63%	2.59%	5.25%
Open Shares**	24.04%	2.23%	4.91%
EM Index	23.75%	3.96%	5.38%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The EM Index consists of 23 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was September 30, 2008.

Semi-Annual Report  11

Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Since Inception	†
Institutional Shares**	25.28%	4.74%
Open Shares**	24.82%	4.40%
EM Index	23.75%	2.84%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The EM Index consists of 23 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

12  Semi-Annual Report

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	23.58%	3.12%	3.10%
Open Shares**	23.06%	2.85%	2.82%
EM Index	23.75%	3.96%	3.71%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The EM Index consists of 23 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 28, 2010.

Semi-Annual Report  13

Lazard Emerging Markets Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Asset Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	13.78%	1.15%	–0.55%
Open Shares**	13.57%	0.84%	–0.84%
EM Index	23.75%	3.96%	0.14%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The EM Index consists of 23 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.
Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was March 31, 2011.

14  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Since Inception †
Institutional Shares**	5.49%	1.57%	2.66%
Open Shares**	5.16%	1.24%	2.34%
R6 Shares**	N/A	N/A	4.88%
JPMorgan EMBI Global Diversified Index	6.04%	5.72%	6.87%
			(Institutional and Open Shares)
			4.26%
			(R6 Shares)
JPMorgan GBI-EM Global Diversified Index	6.41%	–0.67%	0.27%
			(Institutional and Open Shares)
			6.82%
			(R6 Shares)
Global Diversified Index	6.26%	2.54%	3.60%
			(Institutional and Open Shares)
			5.56%
			(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

Semi-Annual Report  15

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

16  Semi-Annual Report

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Since Inception	†
Institutional Shares**	4.30%	1.26%
Open Shares**	3.94%	0.94%
JPMorgan EMBI Global Diversified Index	6.04%	6.91%
JPMorgan GBI-EM Global Diversified Index	6.41%	–1.17%
Global Diversified Index	6.26%	2.86%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was June 28, 2013.

Semi-Annual Report  17

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Since Inception	†
Institutional Shares**	4.55%	–2.16%
Open Shares**	4.28%	–2.47%
JPMorgan Emerging Local Markets Index Plus	4.91%	–1.73%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was April 30, 2014.

18  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2017 through June 30, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Semi-Annual Report  19

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,127.80	$5.75	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Open Shares
Actual	$1,000.00	$1,126.10	$7.06	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.71	1.34%
R6 Shares
Actual	$1,000.00	$1,127.80	$5.75	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,200.50	$6.77	1.24%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.21	1.24%
Open Shares
Actual	$1,000.00	$1,198.60	$8.72	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,193.60	$6.58	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.79	$6.06	1.21%
Open Shares
Actual	$1,000.00	$1,190.70	$8.69	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,222.70	$6.06	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,220.40	$7.71	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,188.50	$6.46	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$5.96	1.19%
Open Shares
Actual	$1,000.00	$1,186.10	$8.67	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Emerging Markets Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,108.60	$6.59	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.31	1.26%
Open Shares
Actual	$1,000.00	$1,108.50	$8.36	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

20  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,082.70	$4.91	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Open Shares
Actual	$1,000.00	$1,079.20	$6.39	1.24%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.21	1.24%
R6 Shares
Actual	$1,000.00	$1,081.90	$4.65	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Explorer Total Return
Institutional Shares
Actual	$1,000.00	$1,031.90	$5.54	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,030.10	$ 7.25	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.65	$ 7.20	1.44%
Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$1,076.20	$4.63	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$1,074.10	$6.07	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.94	$5.91	1.18%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  21

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region June 30, 2017 (unaudited)

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Consumer Discretionary	8.6%	10.9%	12.8%	8.1%	9.8%	6.1%
Consumer Staples	6.4	3.7	2.3	4.9	3.4	2.1
Energy	7.9	6.4	8.7	7.5	7.3	6.3
Financials	27.3	24.1	29.7	23.1	26.0	16.2
Health Care	0.7	1.4	2.8	2.1	1.6	1.0
Industrials	5.9	4.0	10.2	5.4	7.7	4.6
Information Technology	25.5	32.3	24.5	28.9	32.1	19.6
Materials	3.0	9.8	4.5	7.7	4.1	3.2
Real Estate	—	0.7	1.0	3.4	0.9	0.5
Telecommunication Services	11.2	3.4	—	5.1	3.7	2.9
Utilities	0.6	0.8	0.7	2.9	0.5	1.4
Sovereign Debt	—	—	—	—	—	15.9
US Treasury Securities	—	—	—	—	—	5.8
Short-Term Investments	2.9	2.5	2.8	0.9	2.9	14.3
Purchased Options	—	—	—	—	—	0.1
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

Africa	12.7%	12.1%	2.6%
Asia	17.5	6.2	5.9
Europe	22.4	16.0	9.3
North America	11.8	7.9	65.2
South America	30.0	18.5	4.8
Short-Term Investments	5.6	39.3	12.2
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

22  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2017 (unaudited)

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 96.4%

Argentina | 1.7%
YPF SA Sponsored ADR	10,153,994	$ 222,372,469

Brazi | 10.6%
Ambev SA ADR	33,837,540	185,768,094
Banco do Brasil SA	33,056,934	267,417,016
BB Seguridade Participacoes SA	27,284,000	235,952,368
CCR SA	42,776,234	218,213,153
Cielo SA	37,995,919	282,139,397
Localiza Rent a Car SA	9,818,662	133,814,062
Natura Cosmeticos SA	6,586,693	51,096,625
		1,374,400,715
China | 15.9%
AAC Technologies Holdings, Inc.	9,460,000	117,805,163
Baidu, Inc. Sponsored ADR (a)	1,921,739	343,722,238
China Construction Bank Corp., Class H	687,750,220	533,139,633
China Mobile, Ltd. Sponsored ADR	5,950,004	315,885,712
China Shenhua Energy Co., Ltd., Class H	49,850,610	110,990,031
CNOOC, Ltd.	70,518,000	77,370,226
ENN Energy Holdings, Ltd.	12,297,000	74,373,794
Hengan International Group Co., Ltd.	742,000	5,474,397
NetEase, Inc. ADR	1,184,864	356,205,664
Weichai Power Co., Ltd., Class H (i)	160,059,288	140,291,783
		2,075,258,641
Egypt | 0.9%
Commercial International Bank
Egypt SAE GDR	25,427,990	114,453,748

Hungary |1.9%
OTP Bank Nyrt.	7,435,386	248,758,430

India |10.0%
Axis Bank, Ltd.	29,491,974	235,875,182
Bajaj Auto, Ltd.	2,790,372	120,522,932
Bharat Heavy Electricals, Ltd.	19,359,264	40,443,257
HCL Technologies, Ltd.	12,674,651	166,779,202
Hero MotoCorp, Ltd.	3,841,817	219,804,874
Punjab National Bank (a)	58,717,339	124,839,538
Tata Consultancy Services, Ltd.	10,732,099	392,263,411
		1,300,528,396
Description	Shares	Fair Value

Indonesia | 5.5%
PT Astra International Tbk	268,313,900	$179,381,699
PT Bank Mandiri (Persero) Tbk	228,038,821	217,601,265
PT Semen Indonesia (Persero) Tbk	109,955,600	82,410,557
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	7,004,310	235,835,117
		715,228,638
Malaysia | 0.7%
British American Tobacco Malaysia Berhad	9,140,700	92,447,032

Mexico | 3.4%
America Movil SAB de CV, Class L Sponsored ADR	16,217,623	258,184,558
Grupo Mexico SAB de CV, Series B	26,940,647	75,810,116
Kimberly-Clark de Mexico SAB de CV, Series A	51,301,495	108,546,176
		442,540,850
Pakistan | 1.8%
Habib Bank, Ltd.	31,142,080	79,924,375
Oil & Gas Development Co., Ltd.	43,449,649	58,263,842
Pakistan Petroleum, Ltd.	66,924,102	94,673,242
		232,861,459
Philippines | 0.9%
PLDT, Inc. Sponsored ADR	3,490,985	123,266,680

Russia | 7.6%
ALROSA PAO	64,952,011	95,321,688
Gazprom PJSC Sponsored ADR	24,159,203	95,798,439
LUKOIL PJSC Sponsored ADR	4,731,296	230,780,701
Magnit PJSC Sponsored GDR (b), (c)	1,156,565	39,323,210
Magnit PJSC Sponsored GDR	1,398,526	47,600,144
Mobile TeleSystems PJSC Sponsored ADR	20,990,343	175,899,074
Sberbank of Russia PJSC	125,486,423	310,848,212
		995,571,468
South Africa | 8.7%
Imperial Holdings, Ltd.	9,443,803	116,183,125
Life Healthcare Group Holdings, Ltd.	47,395,229	92,878,440
Nedbank Group, Ltd.	6,204,522	99,086,545
PPC, Ltd. (a), (i)	100,448,533	40,644,966
Sanlam, Ltd.	23,517,808	116,488,092
Shoprite Holdings, Ltd.	13,970,773	212,912,140
Standard Bank Group, Ltd.	10,336,293	113,896,773
The Bidvest Group, Ltd.	8,882,591	106,980,449
Vodacom Group, Ltd.	11,805,258	148,220,195
Woolworths Holdings, Ltd.	19,485,098	91,869,179
		1,139,159,904

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

South Korea | 14.4%
Coway Co., Ltd.	2,036,848	$185,153,352
Hanwha Life Insurance Co., Ltd.	18,192,562	110,758,368
Hyundai Mobis Co., Ltd.	898,684	196,321,590
KB Financial Group, Inc.	3,154,501	158,837,601
KT&G Corp.	854,013	87,273,586
Samsung Electronics Co., Ltd.	305,073	632,960,112
Shinhan Financial Group Co., Ltd.	5,093,463	219,890,612
SK Hynix, Inc.	4,786,087	282,133,101
		1,873,328,322
Taiwan | 5.6%
Hon Hai Precision Industry Co., Ltd.	38,125,032	145,743,933
Taiwan Semiconductor Manufacturing Co., Ltd.	85,126,284	580,896,691
		726,640,624
Thailand | 1.3%
Kasikornbank Public Co. Ltd.	12,433,854	73,015,107
The Siam Cement Public Co. Ltd. (c)	6,160,900	91,400,354
		164,415,461
Description	Shares	Fair Value

Turkey | 5.5%
Akbank TAS	47,492,978	$ 132,257,088
KOC Holding AS	25,908,566	119,191,436
Tupras-Turkiye Petrol Rafinerileri AS	4,675,738	134,473,103
Turk Telekomunikasyon AS (a)	49,234,392	87,261,179
Turkcell Iletisim Hizmetleri AS	31,830,644	104,610,643
Turkiye Is Bankasi AS, C Shares	62,544,652	132,407,212
		710,200,661
Total Common Stocks (Cost $11,433,675,138)		12,551,433,498

Short-Term Investments | 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $377,494,227)	377,494,227	377,494,227

Total Investments | 99.3% (Cost $11,811,169,365) (d)		$12,928,927,725

Cash and Other Assets in Excess of Liabilities | 0.7%		90,400,427

Net Assets | 100.0%		$13,019,328,152

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 96.8%

Brazil | 6.8%
AES Tiete Energia SA	332,600	$1,370,397
Azul SA	66,800	1,408,144
Banco do Brasil SA	356,000	2,879,894
Braskem SA A Shares	177,650	1,833,931
CCR SA	351,100	1,791,056
Telefonica Brasil SA ADR	160,700	2,167,843
		11,451,265
China | 19.7%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	47,000	6,622,300
Baidu, Inc. Sponsored ADR (a)	8,954	1,601,512
Industrial & Commercial Bank of China, Ltd., Class H	7,949,633	5,367,985
NetEase, Inc. ADR	9,100	2,735,733
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	29,086	2,050,272
PICC Property & Casualty Co., Ltd., Class H	1,189,180	1,986,255
Ping An Insurance (Group) Co. of China, Ltd., Class H	401,500	2,647,146
Tencent Holdings, Ltd.	240,500	8,582,288
Vipshop Holdings, Ltd. ADR (a)	102,405	1,080,373
Wuxi Biologics Cayman, Inc.	78,500	295,100
		32,968,964
Colombia | 2.0%
Bancolombia SA Sponsored ADR	40,300	1,795,365
Ecopetrol SA Sponsored ADR	177,000	1,608,930
		3,404,295
Hong Kong | 2.0%
Lee & Man Paper Manufacturing, Ltd.	1,772,000	1,645,553
Techtronic Industries Co., Ltd.	356,500	1,639,311
		3,284,864
Hungary | 1.2%
MOL Hungarian Oil & Gas Nyrt.	26,389	2,076,902

India | 10.5%
Aurobindo Pharma, Ltd.	111,282	1,176,434
HDFC Bank, Ltd. ADR	53,769	4,676,290
Hindalco Industries, Ltd.	497,190	1,465,221
Hindustan Zinc, Ltd.	349,905	1,423,920
Maruti Suzuki India, Ltd.	19,855	2,218,409
Description	Shares	Fair Value

Motherson Sumi Systems, Ltd. (a)	250,451	$1,791,945
Tata Consultancy Services, Ltd.	40,930	1,496,011
Tata Motors, Ltd. Sponsored ADR	53,857	1,777,819
UPL, Ltd.	118,280	1,541,263
		17,567,312
Indonesia | 2.4%
PT Bank Mandiri (Persero) Tbk	2,223,800	2,122,015
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	54,260	1,826,934
		3,948,949
Luxembourg | 2.2%
Tenaris SA ADR	39,300	1,223,802
Ternium SA Sponsored ADR	87,900	2,469,111
		3,692,913
Mexico | 4.1%
Arca Continental SAB de CV	219,845	1,652,161
Gruma SAB de CV, Class B	106,193	1,384,876
Grupo Aeroportuario del Pacifico SAB de CV ADR	13,600	1,527,280
Grupo Financiero Banorte SAB de CV, Class O	376,100	2,391,249
		6,955,566
Peru | 1.4%
Credicorp, Ltd.	12,850	2,305,162

Philippines | 1.7%
BDO Unibank, Inc.	705,871	1,735,441
GT Capital Holdings, Inc.	49,665	1,192,066
		2,927,507
Portugal | 1.0%
Galp Energia SGPS SA	109,362	1,661,119

Russia | 5.6%
LUKOIL PJSC Sponsored ADR (London)	85,037	4,147,891
LUKOIL PJSC Sponsored ADR (United States)	1,717	83,772
Sberbank of Russia PJSC Sponsored ADR (London)	308,250	3,193,058
Sberbank of Russia PJSC Sponsored ADR (United States)	53,682	557,756
Severstal PJSC GDR	103,086	1,355,534
		9,338,011
South Africa | 5.1%
FirstRand, Ltd.	451,555	1,628,448
Mondi PLC	84,673	2,222,090
Naspers, Ltd., N Shares	15,449	3,004,582

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

The Bidvest Group, Ltd.	84,456	$1,017,174
Woolworths Holdings, Ltd.	155,617	733,709
		8,606,003
South Korea | 13.0%
Coway Co., Ltd.	17,482	1,589,147
Dongbu Insurance Co., Ltd.	28,171	1,674,883
Korea Zinc Co., Ltd.	3,523	1,404,246
KT&G Corp.	9,469	967,659
Lotte Chemical Corp.	3,978	1,197,227
NCSoft Corp.	4,851	1,609,638
Samsung Electronics Co., Ltd.	5,063	10,504,624
SK Hynix, Inc.	48,413	2,853,878
		21,801,302
Taiwan | 12.1%
Advanced Semiconductor Engineering, Inc. ADR	231,600	1,461,396
Far EasTone Telecommunications Co., Ltd.	689,000	1,755,345
Hon Hai Precision Industry Co., Ltd.	793,500	3,033,383
Largan Precision Co., Ltd.	24,000	3,814,511
Silicon Motion Technology Corp. ADR	34,110	1,645,125
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	246,549	8,619,353
		20,329,113
Thailand | 1.9%
Bangkok Bank Public Co. Ltd.	180,100	1,044,936
Bangkok Dusit Medical Services Public Co. Ltd., Class F (c)	1,556,289	879,622
Kasikornbank Public Co. Ltd.	210,800	1,237,877
		3,162,435
Turkey | 2.1%
KOC Holding AS	212,886	979,374
Mavi Giyim Sanayi Ve Ticaret AS, Class B	66,617	813,767
Tofas Turk Otomobil Fabrikasi AS	209,168	1,715,280
		3,508,421
Description	Shares	Fair Value

United Arab Emirates | 0.7%
Emaar Properties PJSC	564,818	$1,190,874

United Kingdom | 1.3%
Unilever NV NY Shares	39,300	2,172,111

Total Common Stocks
(Cost $134,288,052)		162,353,088

Preferred Stocks | 1.3%

Brazil | 1.3%
Itau Unibanco Holding SA Sponsored ADR (Cost $1,494,493)	193,717	2,140,573

Short-Term Investments | 2.6%

State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $4,280,592)	4,280,592	4,280,592

Total Investments | 100.7% (Cost $140,063,137) (d)		$168,774,253

Liabilities in Excess of Cash and Other Assets | (0.7)%		(1,172,420)

Net Assets | 100.0%		$167,601,833

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 95.3%

Argentina | 0.6%
YPF SA Sponsored ADR	64,120	$1,404,228

Brazil | 2.3%
Cosan SA Industria e Comercio	158,500	1,654,421
Petroleo Brasileiro SA Sponsored ADR (a)	503,400	3,755,364
		5,409,785
Canada | 0.6%
First Quantum Minerals, Ltd.	172,255	1,457,154

China | 29.7%
AAC Technologies Holdings, Inc.	155,140	1,931,955
Agricultural Bank of China, Ltd., Class H	3,589,500	1,697,085
Alibaba Group Holding, Ltd. Sponsored ADR (a)	55,810	7,863,629
Anhui Conch Cement Co., Ltd., Class H	1,059,500	3,684,569
Baidu, Inc. Sponsored ADR (a)	28,417	5,082,665
Brilliance China Automotive Holdings, Ltd.	2,235,827	4,072,431
China Medical System Holdings, Ltd.	2,626,000	4,540,772
China Merchants Bank Co., Ltd., Class H	1,185,711	3,578,039
China State Construction International Holdings, Ltd.	3,508,587	6,005,676
Li Ning Co., Ltd. (a)	2,786,500	2,125,567
Minth Group, Ltd.	633,020	2,684,626
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	50,444	3,555,798
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,180,000	7,779,907
TAL Education Group ADR	15,800	1,932,498
Tencent Holdings, Ltd.	209,200	7,465,341
Vipshop Holdings, Ltd. ADR (a)	184,284	1,944,196
ZTO Express Cayman, Inc. ADR	328,885	4,591,235
		70,535,989
Colombia | 2.2%
Bancolombia SA Sponsored ADR	90,047	4,011,594
Cemex Latam Holdings SA (a)	323,390	1,241,569
		5,253,163
Hong Kong | 2.8%
China Gas Holdings, Ltd.	786,000	1,586,784
SMI Holdings Group, Ltd.	2,419,200	1,074,090
Techtronic Industries Co., Ltd.	888,000	4,083,332
		6,744,206
Description	Shares	Fair Value

India | 11.3%
Aurobindo Pharma, Ltd.	187,154	$1,978,525
HDFC Bank, Ltd. ADR	51,985	4,521,135
ICICI Bank, Ltd. Sponsored ADR	717,101	6,432,396
Petronet LNG, Ltd.	668,525	4,468,287
Reliance Industries, Ltd. (a)	82,564	1,759,296
Shriram Transport Finance Co., Ltd.	265,660	4,105,531
Tata Motors, Ltd. Sponsored ADR	106,585	3,518,371
		26,783,541
Indonesia | 3.3%
PT Bank Rakyat Indonesia (Persero) Tbk	6,958,900	7,946,649

Mexico | 2.7%
Grupo Financiero Banorte SAB de CV, Class O	994,157	6,320,864

Peru | 2.4%
Credicorp, Ltd.	31,955	5,732,407

Philippines | 0.7%
BDO Unibank, Inc.	704,135	1,731,173

Portugal | 2.0%
Galp Energia SGPS SA	307,587	4,671,995

Russia | 7.3%
Mail.ru Group, Ltd. GDR (a)	162,531	4,287,557
Novatek OAO Sponsored GDR (London)	6,635	740,846
Novatek OAO Sponsored GDR
(United States)	18,525	2,063,685
Sberbank of Russia PJSC	1,828,850	4,530,338
X5 Retail Group NV GDR (a)	91,839	3,184,458
Yandex NV Class A (a)	91,135	2,391,382
		17,198,266
South Africa | 2.9%
Capitec Bank Holdings, Ltd.	48,523	3,080,659
Petra Diamonds, Ltd. (a)	1,066,259	1,516,911
Standard Bank Group, Ltd.	201,896	2,224,715
		6,822,285
South Korea | 10.1%
CJ CGV Co., Ltd.	54,113	3,480,988
Doosan Bobcat, Inc.	103,326	3,215,106
Korea Aerospace Industries, Ltd.	74,239	3,697,802
NCSoft Corp.	6,544	2,171,402
Partron Co., Ltd.	249,922	2,271,754
Samsung Electronics Co., Ltd.	3,326	6,900,727
SPC Samlip Co., Ltd.	13,486	2,139,334
		23,877,113

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

Taiwan | 9.1%
Advanced Semiconductor Engineering, Inc.	2,310,578	$2,966,386
Catcher Technology Co., Ltd.	314,670	3,748,521
Hiwin Technologies Corp.	432,635	2,932,713
Hota Industrial Manufacturing Co., Ltd.	311,766	1,537,798
Largan Precision Co., Ltd.	21,860	3,474,384
Silicon Motion Technology Corp. ADR	34,010	1,640,302
Taiwan Semiconductor Manufacturing Co., Ltd.	775,000	5,288,554
		21,588,658
Turkey | 4.1%
Aselsan Elektronik Sanayi Ve Ticaret AS	572,981	3,559,575
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (a)	2,859,592	2,389,002
Turkiye Garanti Bankasi AS	1,342,083	3,733,648
		9,682,225
United Kingdom | 1.2%
KAZ Minerals PLC (a)	414,631	2,807,673

Total Common Stocks (Cost $187,305,426)		225,967,374
Description	Shares	Fair Value

Preferred Stocks | 1.0%

Brazil | 1.0%
Banco Bradesco SA ADR (Cost $1,890,704)	269,179	$2,288,022

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $6,652,140)	6,652,140	6,652,140

Total Investments | 99.1% (Cost $195,848,270) (d)		$234,907,536

Cash and Other Assets in Excess of Liabilities | 0.9%		2,190,065

Net Assets | 100.0%		$237,097,601

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 96.9%

Brazil | 2.7%
Banco do Brasil SA	1,100	$8,899
BB Seguridade Participacoes SA	1,000	8,648
Braskem SA Sponsored ADR	700	14,504
Cia de Saneamento do Parana (Preference Shares)	2,900	9,542
EcoRodovias Infraestrutura e Logistica SA	2,000	6,248
Itausa - Investimentos Itau SA	1,900	5,173
Light SA (a)	1,400	9,470
M Dias Branco SA	700	10,417
Petroleo Brasileiro SA (Preference Shares) (a)	6,000	22,403
Qualicorp SA	800	6,930
		102,234
China | 25.2%
AAC Technologies Holdings, Inc.	500	6,226
Agricultural Bank of China, Ltd., Class H	13,000	6,146
Air China, Ltd.	8,000	8,246
Alibaba Group Holding, Ltd. Sponsored ADR (a)	776	109,338
Anhui Conch Cement Co., Ltd., Class H	3,000	10,433
Baidu, Inc. Sponsored ADR (a)	166	29,691
Bank of China, Ltd., Class H	27,000	13,251
Beijing Capital International Airport Co., Ltd., Class H	10,000	14,090
China Construction Bank Corp., Class H	102,000	79,070
China Hongqiao Group, Ltd.	8,000	7,039
China Lesso Group Holdings, Ltd.	12,000	9,224
China Lodging Group, Ltd. Sponsored ADR (a)	102	8,229
China Mobile, Ltd.	3,500	37,071
China Overseas Land & Investment, Ltd.	10,000	29,277
China Petroleum & Chemical Corp., Class H	50,000	39,003
China Resources Land, Ltd.	8,000	23,319
China Shenhua Energy Co., Ltd., Class H	4,000	8,906
China Telecom Corp., Ltd. Class H	14,000	6,653
China Vanke Co., Ltd., Class H	2,200	6,228
Chongqing Rural Commercial Bank Co., Ltd., Class H	8,000	5,401
Country Garden Holdings Co., Ltd.	22,000	25,513
CSPC Pharmaceutical Group, Ltd.	10,000	14,606
Description	Shares	Fair Value

Dali Foods Group Co., Ltd.	10,500	$6,023
Geely Automobile Holdings, Ltd.	15,000	32,370
Guangzhou Automobile Group Co., Ltd. Class H	8,000	14,081
Haitian International Holdings, Ltd.	3,000	8,416
Hisense Kelon Electrical Holdings Co., Ltd., Class H	5,000	8,518
Industrial & Commercial Bank of China, Ltd., Class H	86,000	58,071
JD.com, Inc. ADR (a)	483	18,943
Jiangsu Expressway Co., Ltd.	6,000	8,469
Longfor Properties Co., Ltd.	6,500	13,975
Momo, Inc. Sponsored ADR (a)	182	6,727
NetEase, Inc. ADR	47	14,130
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	200	14,098
PetroChina Co., Ltd., Class H	20,000	12,253
PICC Property & Casualty Co., Ltd., Class H	4,000	6,681
Sunny Optical Technology Group Co., Ltd.	4,000	35,837
Tencent Holdings, Ltd.	4,200	149,878
Tianneng Power International, Ltd.	10,000	8,211
TravelSky Technology, Ltd. Class H	5,000	14,739
Vipshop Holdings, Ltd. ADR (a)	617	6,509
Weibo Corp. Sponsored ADR (a)	150	9,971
Zhongsheng Group Holdings, Ltd.	5,000	9,329
		954,189
Colombia | 0.9%
Bancolombia SA Sponsored ADR	657	29,269
Ecopetrol SA Sponsored ADR	731	6,645
		35,914
Egypt | 0.7%
Commercial International Bank Egypt SAE ADR	5,456	24,934

Greece | 0.8%
Hellenic Telecommunications Organization SA	615	7,404
JUMBO SA	723	13,214
Motor Oil (Hellas) Corinth Refineries SA	418	9,105
		29,723
Hong Kong | 0.6%
K Wah International Holdings, Ltd.	11,000	6,680
Lee & Man Paper Manufacturing, Ltd.	9,000	8,358
Nine Dragons Paper Holdings, Ltd.	7,000	9,329
		24,367

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hungary | 2.1%
Magyar Telekom Telecommunications PLC	8,117	$14,195
MOL Hungarian Oil & Gas Nyrt.	586	46,120
Richter Gedeon Nyrt.	667	17,428
		77,743
India | 7.0%
Axis Bank, Ltd. GDR	192	7,667
Dr Reddy’s Laboratories, Ltd. ADR	254	10,704
HDFC Bank, Ltd. ADR	503	43,746
ICICI Bank, Ltd. Sponsored ADR	880	7,894
Infosys, Ltd. Sponsored ADR	2,196	32,984
Reliance Industries, Ltd. Sponsored GDR (a), (b)	308	13,083
State Bank of India GDR	442	18,831
Tata Motors, Ltd. Sponsored ADR	719	23,734
Tata Steel, Ltd. GDR	2,396	20,169
Vedanta, Ltd. ADR	2,033	31,552
Wipro, Ltd. ADR	3,322	17,274
WNS Holdings, Ltd. ADR (a)	1,071	36,800
		264,438
Indonesia | 3.8%
Hanjaya Mandala Sampoerna Tbk PT	22,600	6,518
Kalbe Farma Tbk PT	63,800	7,779
PT Adaro Energy Tbk	45,200	5,386
PT Bank Central Asia Tbk	10,200	13,897
PT Bank Negara Indonesia (Persero) Tbk	28,100	13,893
PT Bank Rakyat Indonesia (Persero) Tbk	26,100	29,805
PT Gudang Garam Tbk	1,100	6,456
PT Indofood CBP Sukses Makmur Tbk	8,500	5,604
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	1,596	53,737
		143,075
Luxembourg | 0.7%
Ternium SA Sponsored ADR	909	25,534

Malaysia | 3.3%
AirAsia Berhad	12,100	9,161
Astro Malaysia Holdings Berhad	17,700	10,436
Genting Malaysia Berhad	8,500	10,900
Hong Leong Bank Berhad	2,000	7,305
IOI Properties Group Berhad	9,800	5,035
My EG Services Berhad	16,050	8,189
Petronas Chemicals Group Berhad	10,100	16,706
Press Metal Aluminium Holdings	17,080	10,664
Description	Shares	Fair Value

Sunway Construction Group Berhad	13,800	$6,507
Tenaga Nasional Berhad Sponsored ADR	2,741	41,115
		126,018
Mexico | 2.4%
Alfa SAB de CV, Series A	4,500	6,402
America Movil SAB de CV, Class L Sponsored ADR	856	13,628
Cemex SAB de CV Sponsored ADR (a)	1,390	13,094
Gentera SAB de CV	12,600	18,905
Grupo Carso SAB de CV	1,500	6,317
Grupo Financiero Banorte SAB de CV, Class O	2,800	17,802
Wal-Mart de Mexico SAB de CV	6,200	14,392
		90,540
Philippines | 2.3%
Ayala Land, Inc.	13,800	10,874
Cebu Air, Inc.	7,180	13,944
DMCI Holdings, Inc.	61,300	17,127
JG Summit Holdings, Inc.	8,770	14,070
Metro Pacific Investments Corp.	72,800	9,221
Semirara Mining & Power Corp.	6,290	20,003
		85,239
Poland | 3.0%
Ciech SA (a)	279	4,595
Enea SA (a)	4,284	15,458
Grupa Lotos SA (a)	551	7,581
PGE Polska Grupa Energetyczna SA	4,459	14,557
Polski Koncern Naftowy ORLEN SA	448	13,513
Polskie Gornictwo Naftowe i Gazownictwo SA	17,801	30,326
Powszechny Zaklad Ubezpieczen SA	1,836	22,069
Tauron Polska Energia SA (a)	6,287	6,069
		114,168
Russia | 1.8%
Gazprom PJSC Sponsored ADR	2,566	10,175
LUKOIL PJSC Sponsored ADR	474	23,120
Sberbank of Russia PJSC Sponsored ADR	3,331	34,505
		67,800
Singapore | 0.2%
China Yuchai International, Ltd.	416	7,575

South Africa | 4.8%
AngloGold Ashanti, Ltd. Sponsored ADR	526	5,113
AVI, Ltd.	2,117	15,377
Barclays Africa Group, Ltd.	591	6,492
Barloworld, Ltd.	1,064	8,847
Clicks Group, Ltd.	797	8,535

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Coronation Fund Managers, Ltd.	3,178	$15,834
FirstRand, Ltd.	1,464	5,280
Growthpoint Properties, Ltd. REIT	4,037	7,555
Naspers, Ltd., N Shares	241	46,871
Sappi, Ltd.	1,011	6,734
Shoprite Holdings, Ltd.	383	5,837
Sibanye Gold, Ltd. Sponsored ADR	1,329	6,153
Standard Bank Group, Ltd.	1,898	20,914
Tiger Brands, Ltd.	529	14,884
Vodacom Group, Ltd.	489	6,139
		180,565
South Korea | 16.9%
BGF Retail Co., Ltd.	74	6,534
Daewoo Engineering & Construction Co., Ltd. (a)	1,089	7,214
Dongbu Insurance Co., Ltd.	168	9,988
Hana Financial Group, Inc.	479	19,007
Hyosung Corp.	97	14,201
Hyundai Development Co-Engineering & Construction	138	5,669
Hyundai Engineering & Construction Co., Ltd.	159	6,400
Hyundai Marine & Fire Insurance Co., Ltd.	719	24,746
KB Financial Group, Inc. ADR	1,028	51,904
KB Insurance Co., Ltd.	464	13,347
Korea Electric Power Corp. Sponsored ADR	756	13,585
Korea PetroChemical Ind Co., Ltd.	34	7,519
Korean Air Lines Co., Ltd. (a)	308	10,418
KT&G Corp. GDR (b)	393	20,094
LG Electronics, Inc.	382	26,777
LG Household & Health Care, Ltd.	17	14,752
LG Uplus Corp.	1,140	15,575
Lotte Chemical Corp.	34	10,233
NAVER Corp.	24	17,528
Nexen Tire Corp.	781	9,118
NH Investment & Securities Co., Ltd.	528	6,853
POSCO	30	7,514
Samsung Card Co., Ltd.	153	5,216
Samsung Electronics Co., Ltd. GDR	202	208,740
Samsung Fire & Marine Insurance Co., Ltd.	36	8,853
Shinhan Financial Group Co., Ltd. ADR	209	9,089
SK Holdings Co., Ltd.	27	6,550
SK Hynix, Inc.	781	46,039
Description	Shares	Fair Value

SK Innovation Co., Ltd.	51	$7,065
SK Telecom Co., Ltd. Sponsored ADR	650	16,686
Woori Bank	781	12,610
		639,824
Taiwan | 12.0%
Airtac International Group	1,000	11,848
Asia Optical Co., Inc. (a)	5,000	8,930
Chailease Holding Co., Ltd.	5,000	13,942
Charoen Pokphand Enterprise	4,000	9,811
Cheng Loong Corp.	15,000	7,055
Chicony Power Technology Co., Ltd.	5,000	10,426
Formosa Chemicals & Fibre Corp.	4,000	12,559
Fubon Financial Holding Co., Ltd. (a)	16,000	25,508
General Interface Solution Holding, Ltd.	2,000	14,805
Great Wall Enterprise Co., Ltd.	7,000	7,434
HannStar Display Corp. (a)	24,000	7,205
Hon Hai Precision Industry Co., Ltd. GDR	6,560	50,451
Innolux Corp.	76,000	39,736
Pegatron Corp.	3,000	9,401
St Shine Optical Co., Ltd.	1,000	20,913
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,350	187,036
Winbond Electronics Corp.	26,000	15,630
		452,690
Thailand | 3.1%
Advanced Info Service Public Co. Ltd. (c)	1,300	6,793
Bangkok Bank Public Co. Ltd. NVDR	3,600	19,604
Beauty Community Public Co. Ltd. NVDR	32,524	10,334
GFPT Public Co. Ltd. (c)	14,000	7,995
Hana Microelectronics Public Co. Ltd. NVDR	7,900	11,690
Home Product Center Public Co. Ltd. (c)	19,500	5,511
PTG Energy Public Co. Ltd. NVDR	7,300	4,166
PTT Public Co. Ltd. (c)	600	6,535
Srisawad Power 1979 Public Co. Ltd. NVDR	4,888	7,234
Thai Vegetable Oil Public Co. Ltd. NVDR	10,300	9,175
The Siam Cement Public Co. Ltd. (c)	1,300	19,286
Tisco Financial Group Public Co. Ltd. NVDR	4,100	9,169
		117,492
Turkey | 2.0%
BIM Birlesik Magazalar AS	885	16,398
Turk Telekomunikasyon AS ADR	3,902	13,891
Turkiye Garanti Bankasi AS ADR	9,029	25,191
Turkiye Halk Bankasi AS ADR	845	6,118
Turkiye Is Bankasi, C Shares	3,357	7,107
Turkiye Vakiflar Bankasi TAO, Class D	4,580	8,420
		77,125

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

United States | 0.6%
Yum China Holdings, Inc. (a)	570	$22,475

Total Common Stocks (Cost $3,013,390)		3,663,662

Preferred Stocks | 1.9%

Brazil | 1.9%
Banco Bradesco SA ADR	3,339	28,381
Itau Unibanco Holding SA Sponsored ADR	1,614	17,835
Vale SA	2,900	23,556

Total Preferred Stocks (Cost $52,412)		69,772
Description	Shares	Fair Value

Short-Term Investments | 0.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $35,562)	35,562	$35,562

Total Investments | 99.7% (Cost $3,101,364) (d)		$3,768,996

Cash and Other Assets in Excess of Liabilities | 0.3%		13,180

Net Assets | 100.0%		$3,782,176

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 96.7%

Argentina | 1.8%
Transportadora de Gas del Sur SA (a)	120,375	$1,999,429
YPF SA Sponsored ADR	190,207	4,165,533
		6,164,962
Brazil | 6.6%
Ambev SA ADR	395,575	2,171,707
Banco do Brasil SA	377,457	3,053,472
CCR SA	573,100	2,923,538
Cia de Saneamento do Parana (Preference Shares)	554,400	1,824,070
Cielo SA Sponsored ADR	436,150	3,275,487
Iochpe Maxion SA	350,345	1,759,709
Localiza Rent a Car SA	234,336	3,193,651
Movida Participacoes SA	599,300	1,808,989
Natura Cosmeticos SA	90,395	701,244
Petroleo Brasileiro SA Sponsored ADR (a)	328,300	2,449,118
		23,160,985
Canada | 0.6%
First Quantum Minerals, Ltd.	229,300	1,939,714

Chile | 0.1%
Geopark, Ltd. (a)	39,150	295,583

China | 25.0%
AAC Technologies Holdings, Inc.	416,549	5,187,275
Agricultural Bank of China, Ltd., Class H	10,126,726	4,787,829
Alibaba Group Holding, Ltd. Sponsored ADR (a)	52,731	7,429,798
Anhui Conch Cement Co., Ltd., Class H	693,500	2,411,750
Baidu, Inc. Sponsored ADR (a)	51,189	9,155,665
Brilliance China Automotive Holdings, Ltd.	2,390,443	4,354,055
China Construction Bank Corp., Class H	7,195,281	5,577,736
China Medical System Holdings, Ltd.	1,739,000	3,007,008
China Mobile, Ltd. Sponsored ADR	61,016	3,239,339
China Shenhua Energy Co., Ltd., Class H	1,113,500	2,479,155
China State Construction International Holdings, Ltd.	2,771,555	4,744,093
CNOOC, Ltd.	1,264,800	1,387,700
Fufeng Group, Ltd.	3,906,000	2,100,175
Green Seal Holding, Ltd.	491,000	2,036,886
Description	Shares	Fair Value

NetEase, Inc. ADR	21,805	$6,555,237
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	89,312	6,295,603
Ping An Insurance (Group) Co. of China, Ltd., Class H	936,000	6,171,180
Tencent Holdings, Ltd.	206,500	7,368,992
Tianyun International Holdings, Ltd.	3,216,000	473,785
Yestar Healthcare Holdings Co., Ltd.	4,470,000	2,283,389
		87,046,650
Colombia | 1.0%
Bancolombia SA Sponsored ADR	78,292	3,487,909

Egypt | 0.6%
Commercial International Bank
Egypt SAE GDR	390,979	1,759,833
Credit Agricole Egypt SAE	199,318	489,385
		2,249,218
Georgia | 0.6%
BGEO Group PLC	37,869	1,723,773
TBC Bank Group PLC	18,902	390,323
		2,114,096
Hong Kong | 1.2%
Man Wah Holdings, Ltd.	2,129,305	1,912,400
NewOcean Energy Holdings, Ltd. (a)	826,000	252,986
TK Group Holdings, Ltd.	566,000	230,606
Tongda Group Holdings, Ltd.	6,339,114	1,892,486
		4,288,478
Hungary | 1.0%
OTP Bank Nyrt.	99,123	3,316,261

India | 8.6%
Axis Bank, Ltd.	733,475	5,866,292
Bajaj Auto, Ltd.	52,300	2,258,964
Dewan Housing Finance Corp., Ltd.	333,238	2,254,711
HCL Technologies, Ltd.	176,993	2,328,960
ICICI Bank, Ltd. Sponsored ADR	848,784	7,613,591
Kiri Industries, Ltd. (a)	96,226	397,766
Shriram Transport Finance Co., Ltd.	120,539	1,862,819
Tata Consultancy Services, Ltd.	86,070	3,145,900
Tata Motors, Ltd. Sponsored ADR	103,068	3,402,275
The South Indian Bank, Ltd.	632,716	271,243
Uflex, Ltd.	69,803	415,196
		29,817,717
Indonesia | 4.1%
PT Bank Mandiri (Persero) Tbk	3,582,600	3,418,621
PT Bank Pembangunan Daerah Jawa Timur Tbk	2,495,700	125,168

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

PT Bank Rakyat Indonesia (Persero) Tbk	6,491,118	$7,412,470
PT Bekasi Fajar Industrial Estate Tbk	13,308,900	325,181
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	89,030	2,997,640
		14,279,080
Kenya | 0.1%
KCB Group, Ltd.	1,005,700	366,040

Kuwait | 0.1%
Human Soft Holding Co. KSC	19,568	270,596

Mexico | 3.3%
America Movil SAB de CV, Class L Sponsored ADR	102,126	1,625,846
Credito Real SAB de CV	10,066	15,654
Grupo Financiero Banorte SAB de CV, Class O	795,400	5,057,164
Grupo Mexico SAB de CV, Series B	354,001	996,147
Kimberly-Clark de Mexico SAB de CV, Series A	948,000	2,005,824
Nemak SAB de CV	1,765,600	1,693,731
		11,394,366
Morocco | 0.1%
Residences Dar Saada	15,936	290,619

Oman | 0.1%
Ooredoo	184,669	215,718

Pakistan | 0.2%
Bank Alfalah, Ltd. (a)	782,000	299,783
Kohinoor Textile Mills, Ltd.	213,500	215,214
Pak Elektron, Ltd.	263,000	276,697
		791,694
Peru | 1.1%
Credicorp, Ltd.	21,492	3,855,450

Philippines | 0.3%
PLDT, Inc. Sponsored ADR	30,102	1,062,902

Portugal | 1.2%
Galp Energia SGPS SA	278,475	4,229,808

Russia | 8.1%
Detsky Mir PJSC	1,272,710	2,026,506
Gazprom PJSC Sponsored ADR	270,778	1,073,716
Description	Shares	Fair Value

LUKOIL PJSC Sponsored ADR	50,473	$2,462,578
Mobile TeleSystems PJSC Sponsored ADR	263,100	2,204,778
Novatek OAO Sponsored GDR (London)	27,813	3,105,522
Novatek OAO Sponsored GDR (United States)	362	40,327
Sberbank of Russia PJSC	1,747,431	4,328,651
Sberbank of Russia PJSC Sponsored ADR	402,747	4,184,541
X5 Retail Group NV GDR (a)	122,464	4,245,986
Yandex NV Class A (a)	169,999	4,460,774
		28,133,379
Singapore | 0.6%
BOC Aviation, Ltd.	419,900	2,221,248

South Africa | 1.2%
Petra Diamonds, Ltd. (a)	1,234,153	1,755,765
Standard Bank Group, Ltd.	205,010	2,259,028
		4,014,793
South Korea | 11.9%
DuzonBizon Co., Ltd.	77,979	2,096,250
Eugene Technology Co., Ltd.	134,543	2,136,746
Hanwha Life Insurance Co., Ltd.	169,331	1,030,906
HS Industries Co., Ltd.	239,000	1,985,723
Hyundai Mobis Co., Ltd.	13,181	2,879,449
Innocean Worldwide, Inc.	38,390	2,140,719
KT&G Corp.	13,014	1,329,931
Mando Corp.	9,089	2,044,780
NCSoft Corp.	8,720	2,893,432
Nice Information & Telecommunication, Inc.	14,802	339,762
Samjin Pharmaceutical Co., Ltd.	13,558	391,047
Samsung Electronics Co., Ltd.	6,077	12,608,453
Shinhan Financial Group Co., Ltd.	76,568	3,305,528
SK Hynix, Inc.	73,083	4,308,140
Viatron Technologies, Inc.	95,539	2,059,115
		41,549,981
Taiwan | 11.4%
Advanced Semiconductor Engineering, Inc.	2,152,122	2,762,955
Catcher Technology Co., Ltd.	209,000	2,489,722
Egis Technology, Inc. (a)	41,000	281,676
Elite Material Co., Ltd.	475,000	2,303,974
Gourmet Master Co., Ltd.	215,600	2,328,742
Hon Hai Precision Industry Co., Ltd.	588,671	2,250,365
King Slide Works Co., Ltd.	95,000	1,334,010

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Largan Precision Co., Ltd.	26,614	$4,229,974
Primax Electronics, Ltd.	976,000	2,002,590
Realtek Semiconductor Corp.	608,000	2,176,891
Silicon Motion Technology Corp. ADR	75,951	3,663,117
Sunny Friend Environmental Technology Co., Ltd.	388,000	1,997,863
Taiwan Semiconductor Manufacturing Co., Ltd.	1,760,113	12,010,906
		39,832,785
Turkey | 5.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	496,302	3,083,216
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (a)	2,803,909	2,342,483
KOC Holding AS ADR	130,967	3,021,409
Soda Sanayii AS	1,086,625	2,025,719
Turk Tuborg Bira ve Malt Sanayii AS (a)	154,075	437,593
Turkcell Iletisim Hizmetleri AS ADR	199,175	1,633,235
Turkiye Garanti Bankasi AS	1,372,949	3,819,516
Turkiye Is Bankasi AC, C Shares	992,447	2,101,013
		18,464,184
Ukraine | 0.1%
Kernel Holding SA	18,585	325,176

United Arab Emirates | 0.4%
ADES International Holding, Ltd.	113,223	1,471,899

Total Common Stocks (Cost $285,458,923)		336,651,291
Description	Shares	Fair Value

Warrants | 0.0%

Brazil | 0.0%
Iochpe Maxion SA, Expires 06/03/19 (Cost $0)	15,354	$26,881

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $9,885,221)	9,885,221	9,885,221

Total Investments | 99.5% (Cost $295,344,144) (d)		$346,563,393

Cash and Other Assets in Excess of Liabilities | 0.5%		1,744,766

Net Assets | 100.0%		$348,308,159

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio

Common Stocks | 59.3%

Argentina | 1.1%
Transportadora de Gas del Sur SA (a)	45,870	$761,901
YPF SA Sponsored ADR	75,181	1,646,464
		2,408,365
Brazil | 4.1%
Ambev SA ADR	155,500	853,695
Banco do Brasil SA	148,445	1,200,859
CCR SA	226,100	1,153,397
Cia de Saneamento do Parana (Preference Shares)	211,200	694,884
Cielo SA Sponsored ADR	171,743	1,289,790
Iochpe Maxion SA	133,549	670,789
Localiza Rent a Car SA	92,285	1,257,709
Movida Participacoes SA	228,500	689,728
Natura Cosmeticos SA	34,455	267,286
Petroleo Brasileiro SA Sponsored ADR (a)	129,800	968,308
		9,046,445
Canada | 0.3%
First Quantum Minerals, Ltd.	90,500	765,565

Chile | 0.1%
Geopark, Ltd. (a)	18,755	141,600

China | 15.4%
AAC Technologies Holdings, Inc.	164,893	2,053,409
Agricultural Bank of China, Ltd., Class H	3,970,090	1,877,024
Alibaba Group Holding, Ltd. Sponsored ADR (a)	20,755	2,924,379
Anhui Conch Cement Co., Ltd., Class H	274,000	952,876
Baidu, Inc. Sponsored ADR (a)	20,226	3,617,622
Brilliance China Automotive Holdings, Ltd.	939,260	1,710,808
China Construction Bank Corp., Class H	2,835,065	2,197,725
China Medical System Holdings, Ltd.	682,000	1,179,287
China Mobile, Ltd. Sponsored ADR	24,038	1,276,177
China Shenhua Energy Co., Ltd., Class H	438,986	977,382
China State Construction International Holdings, Ltd.	1,089,616	1,865,104
CNOOC, Ltd.	498,000	546,391
Description	Shares	Fair Value

Fufeng Group, Ltd.	1,488,000	$800,067
Green Seal Holding, Ltd.	187,000	775,759
NetEase, Inc. ADR	8,565	2,574,896
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	35,343	2,491,328
Ping An Insurance (Group) Co. of China, Ltd., Class H	366,900	2,419,024
Tencent Holdings, Ltd.	80,952	2,888,787
Tianyun International Holdings, Ltd.	1,542,000	227,169
Yestar Healthcare Holdings Co., Ltd.	1,702,500	869,680
		34,224,894
Colombia | 0.6%
Bancolombia SA Sponsored ADR	30,680	1,366,794

Egypt | 0.4%
Commercial International Bank Egypt SAE GDR	153,168	689,423
Credit Agricole Egypt SAE	95,792	235,198
		924,621
Georgia | 0.4%
BGEO Group PLC	14,413	656,071
TBC Bank Group PLC	9,247	190,949
		847,020
Hong Kong | 0.7%
Man Wah Holdings, Ltd.	811,760	729,069
NewOcean Energy Holdings, Ltd. (a)	398,000	121,899
TK Group Holdings, Ltd.	270,000	110,006
Tongda Group Holdings, Ltd.	2,420,049	722,484
		1,683,458
Hungary | 0.6%
OTP Bank Nyrt.	39,061	1,306,826

India | 5.3%
Axis Bank, Ltd.	288,592	2,308,143
Bajaj Auto, Ltd.	20,527	886,611
Dewan Housing Finance Corp., Ltd.	126,958	859,006
HCL Technologies, Ltd.	69,649	916,475
ICICI Bank, Ltd. Sponsored ADR	335,362	3,008,197
Kiri Industries, Ltd. (a)	46,246	191,166
Shriram Transport Finance Co., Ltd.	45,961	710,285
Tata Consultancy Services, Ltd.	33,628	1,229,120
Tata Motors, Ltd. Sponsored ADR	40,446	1,335,123
The South Indian Bank, Ltd.	303,931	130,294
Uflex, Ltd.	33,546	199,535
		11,773,955

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Indonesia | 2.3%
PT Bank Mandiri (Persero) Tbk	1,753,998	$1,673,716
PT Bank Pembangunan Daerah Jawa Timur Tbk	1,141,700	57,261
PT Bank Rakyat Indonesia (Persero) Tbk	1,821,200	2,079,702
PT Bekasi Fajar Industrial Estate Tbk	6,088,700	148,767
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	35,184	1,184,645
		5,144,091
Kenya | 0.1%
KCB Group, Ltd.	483,500	175,977

Kuwait | 0.1%
Human Soft Holding Co. KSC	9,409	130,113

Mexico | 2.0%
America Movil SAB de CV, Class L Sponsored ADR	40,234	640,525
Credito Real SAB de CV	4,800	7,465
Grupo Financiero Banorte SAB de CV, Class O	313,600	1,993,873
Grupo Mexico SAB de CV, Series B	139,809	393,418
Kimberly-Clark de Mexico SAB de CV, Series A	373,735	790,767
Nemak SAB de CV	672,800	645,413
		4,471,461
Morocco | 0.1%
Residences Dar Saada	7,658	139,656

Oman | 0.0%
Ooredoo	84,524	98,735

Pakistan | 0.2%
Bank Alfalah, Ltd. (a)	376,000	144,141
Kohinoor Textile Mills, Ltd.	100,000	100,803
Pak Elektron, Ltd.	127,000	133,614
		378,558
Peru | 0.7%
Credicorp, Ltd.	8,413	1,509,208

Philippines | 0.2%
PLDT, Inc. Sponsored ADR	11,840	418,070
Description	Shares	Fair Value

Portugal | 0.7%
Galp Energia SGPS SA	109,483	$1,662,957

Russia | 4.9%
Detsky Mir PJSC	401,290	638,974
Gazprom PJSC Sponsored ADR	106,727	423,204
LUKOIL PJSC Sponsored ADR (London)	1,056	51,509
LUKOIL PJSC Sponsored ADR (United States)	18,702	912,471
Mobile TeleSystems PJSC Sponsored ADR	103,610	868,252
Novatek OAO Sponsored GDR	11,051	1,233,924
Sberbank of Russia PJSC	686,618	1,700,856
Sberbank of Russia PJSC Sponsored ADR (London)	3,482	36,069
Sberbank of Russia PJSC Sponsored ADR (United States)	155,130	1,611,801
X5 Retail Group NV GDR (a)	48,286	1,674,286
Yandex NV Class A (a)	67,304	1,766,057
		10,917,403
Singapore | 0.4%
BOC Aviation, Ltd.	160,000	846,391

South Africa | 0.7%
Petra Diamonds, Ltd. (a)	470,582	669,472
Standard Bank Group, Ltd.	80,836	890,741
		1,560,213
South Korea | 7.3%
DuzonBizon Co., Ltd.	29,701	798,429
Eugene Technology Co., Ltd.	51,267	814,197
Hanwha Life Insurance Co., Ltd.	64,650	393,597
HS Industries Co., Ltd.	91,092	756,834
Hyundai Mobis Co., Ltd.	5,178	1,131,158
Innocean Worldwide, Inc.	14,610	814,689
KT&G Corp.	5,156	526,904
Mando Corp.	3,460	778,407
NCSoft Corp.	3,430	1,138,128
Nice Information & Telecommunication, Inc.	7,113	163,270
Samjin Pharmaceutical Co., Ltd.	6,516	187,938
Samsung Electronics Co., Ltd.	2,389	4,956,655
Shinhan Financial Group Co., Ltd.	30,193	1,303,466
SK Hynix, Inc.	28,776	1,696,305
Viatron Technologies, Inc.	32,988	710,977
		16,170,954

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Taiwan | 7.0%
Advanced Semiconductor Engineering, Inc.	845,618	$1,085,628
Catcher Technology Co., Ltd.	83,000	988,741
Egis Technology, Inc. (a)	20,000	137,403
Elite Material Co., Ltd.	181,000	877,935
Gourmet Master Co., Ltd.	82,500	891,100
Hon Hai Precision Industry Co., Ltd. GDR	114,105	877,553
King Slide Works Co., Ltd.	36,000	505,520
Largan Precision Co., Ltd.	10,648	1,692,371
Primax Electronics, Ltd.	370,000	759,179
Realtek Semiconductor Corp.	232,000	830,656
Silicon Motion Technology Corp. ADR	29,317	1,413,959
Sunny Friend Environmental Technology Co., Ltd.	147,000	756,922
Taiwan Semiconductor Manufacturing Co., Ltd.	327,668	2,235,987
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	70,385	2,460,660
		15,513,614
Turkey | 3.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	196,098	1,218,235
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (a)	1,103,660	922,036
KOC Holding AS ADR	51,504	1,188,197
Soda Sanayii AS	413,939	771,677
Turk Tuborg Bira ve Malt Sanayii AS (a)	74,047	210,303
Turkcell Iletisim Hizmetleri AS ADR	78,627	644,742
Turkiye Garanti Bankasi AS	536,782	1,493,317
Turkiye Is Bankasi AS, C Shares	390,698	827,109
		7,275,616
Ukraine | 0.1%
Kernel Holding SA	8,932	156,281

United Arab Emirates | 0.2%
ADES International Holding, Ltd.	43,156	561,028

Total Common Stocks (Cost $115,526,388)		131,619,869
Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 4.5%

Argentina | 0.3%
AES Argentina Generacion SA, 7.750%, 02/02/24 (b)	USD	120	$125,903
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	250	273,125
Genneia SA, 8.750%, 01/20/22 (b)	USD	95	101,015
			500,043
Bangladesh | 0.1%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	175	182,875

Barbados | 0.2%
Columbus Cable Barbados, Ltd., 7.375%, 03/30/21	USD	495	525,319

Brazil | 0.8%
Gerdau Trade, Inc., 4.750%, 04/15/23	USD	48	47,347
GTL Trade Finance, Inc., 5.893%, 04/29/24	USD	25	25,250
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	1,572	1,759,666
			1,832,263
Canada | 0.0%
First Quantum Minerals, Ltd., 7.000%, 02/15/21 (b)	USD	50	51,250

Chile | 0.3%
AES Gener SA,
8.375%, 12/18/73 (e)	USD	200	213,801
Guanay Finance, Ltd., 6.000%, 12/15/20	USD	124	127,399
VTR Finance BV, 6.875%, 01/15/24	USD	315	333,900
			675,100
China | 0.1%
Green Dragon Gas, Ltd., 10.000%, 11/20/17 (b)	USD	200	170,000

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Colombia | 0.2%
Banco de Bogota SA, 6.250%, 05/12/26 (b)	USD	70	$74,558
Ecopetrol SA, 5.875%, 09/18/23	USD	130	141,960
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	265	272,420
			488,938
Guatemala | 0.1%
Comcel Trust, 6.875%, 02/06/24	USD	165	175,519

India | 0.3%
Greenko Dutch BV, 8.000%, 08/01/19	USD	300	312,690
Vedanta Resources PLC:
6.000%, 01/31/19	USD	255	263,287
8.250%, 06/07/21	USD	185	201,188
			777,165
Israel | 0.1%
Altice Financing SA, 6.625%, 02/15/23 (b)	USD	280	297,063

Mexico | 0.3%
Banco Mercantil del Norte SA, 1.000%, 12/31/99 (e), (f)	USD	175	180,545
Cemex Finance LLC, 9.375%, 10/12/22	USD	435	462,187
Cemex SAB de CV, 7.750%, 04/16/26	USD	50	57,188
			699,920
Nigeria | 0.2%
IHS Netherlands Holdco BV:
9.500%, 10/27/21 (b)	USD	155	157,891
9.500%, 10/27/21	USD	200	203,731
			361,622
Peru | 0.4%
Cia Minera Ares SAC, 7.750%, 01/23/21	USD	440	468,050
Inkia Energy, Ltd., 8.375%, 04/04/21	USD	250	257,812
InRetail Shopping Malls, 6.500%, 07/09/21	USD	175	186,638
			912,500
Description	Security Currency	Principal Amount (000)	Fair Value

Russia | 0.4%
GTH Finance BV, 7.250%, 04/26/23	USD	400	$441,204
Sberbank of Russia, 5.500%, 02/26/24 (e)	USD	200	203,500
TMK OAO Via TMK Capital SA, 6.750%, 04/03/20	USD	200	211,000
			855,704
Saudi Arabia | 0.1%
Acwa Power Management And Investments One, Ltd., 5.950%, 12/15/39 (b)	USD	250	255,031

Singapore | 0.2%
Puma International Financing SA, 6.750%, 02/01/21	USD	400	412,920

South Korea | 0.2%
Harvest Operations Corp., 6.875%, 10/01/17	USD	165	164,588
SK E&S Co., Ltd., 4.875%, 11/29/49 (e), (f)	USD	90	90,000
Woori Bank, 4.500%, 09/27/21 (e), (f)	USD	90	89,220
			343,808
Turkey | 0.1%
Turkiye Is Bankasi, 5.000%, 04/30/20	USD	200	201,250

United Arab Emirates | 0.1%
MAF Global Securities, Ltd., 7.125%, 10/29/49 (e), (f)	USD	260	271,375

United States | 0.0%
Sable International Finance, Ltd., 6.875%, 08/01/22 (b)	USD	65	70,200

Total Corporate Bonds (Cost $9,852,125)			10,059,865

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Foreign Government Obligations | 15.6%

Argentina | 1.5%
Argentina POM Politica Monetaria, 26.250%, 06/21/20 (e)	ARS	4,450	$274,339
Republic of Argentina:
22.507%, 10/09/17 (e)	ARS	3,290	196,539
22.635%, 03/01/18 (e)	ARS	3,350	199,331
22.750%, 03/05/18	ARS	2,540	153,064
21.200%, 09/19/18	ARS	2,480	149,883
24.795%, 03/11/19 (e)	ARS	1,300	77,033
7.500%, 04/22/26	USD	930	1,002,075
8.280%, 12/31/33	USD	175	193,656
7.125%, 06/28/2117 (b)	USD	400	363,400
7.125%, 06/28/2117	USD	710	639,007
			3,248,327
Belize | 0.2%
Republic of Belize, 4.938%, 02/20/34 (g)	USD	825	506,344

Brazil | 1.0%
Brazil NTN-B:
6.000%, 08/15/26	BRL	220	203,348
17.984%, 05/15/35	BRL	410	383,293
6.000%, 08/15/50	BRL	560	527,353
Brazil NTN-F:
10.000%, 01/01/21	BRL	962	290,877
10.000%, 01/01/27	BRL	2,760	808,919
			2,213,790
Congo | 0.4%
Republic of Congo, 6.000%, 06/30/29 (g)	USD	1,116	903,739

Egypt | 0.9%
Arab Republic of Egypt:
8.500%, 01/31/47	USD	310	334,490
8.500%, 01/31/47 (b)	USD	620	668,980
Egypt Treasury Bills, 0.000%, 11/07/17	EGP	17,600	907,391
			1,910,861
Description	Security Currency	Principal Amount (000)	Fair Value

El Salvador | 0.4%
Republic of El Salvador:
7.375%, 12/01/19	USD	940	$950,575
7.750%, 01/24/23	USD	60	60,675
			1,011,250
Ghana | 1.6%
Ghana Government Bonds:
23.230%, 02/19/18	GHS	120	27,998
22.490%, 04/23/18	GHS	20	4,634
23.470%, 05/21/18	GHS	100	23,687
Ghana Treasury Notes:
22.500%, 12/10/18	GHS	160	38,053
21.000%, 01/07/19	GHS	870	201,236
Republic of Ghana:
9.250%, 09/15/22	USD	1,190	1,282,225
7.875%, 08/07/23	USD	755	769,156
8.125%, 01/18/26	USD	1,176	1,198,050
			3,545,039
Hungary | 0.3%
Hungary, 7.625%, 03/29/41	USD	420	625,275

Indonesia | 0.5%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	5,678,000	435,196
8.250%, 07/15/21	IDR	3,084,000	243,162
8.375%, 09/15/26	IDR	4,071,000	336,069
			1,014,427
Malaysia | 0.5%
Malaysia Government Bonds:
3.314%, 10/31/17	MYR	1,320	307,661
4.240%, 02/07/18	MYR	1,490	349,183
3.580%, 09/28/18	MYR	1,640	383,260
			1,040,104
Mexico | 1.0%
Mexican Bonos:
6.500%, 06/10/21	MXN	13,750	755,339
5.750%, 03/05/26	MXN	5,910	304,810
United Mexican States:
4.350%, 01/15/47	USD	600	565,500
5.750%, 10/12/10	USD	690	715,875
			2,341,524
Morocco | 0.2%
Kingdom of Morocco, 5.500%, 12/11/42	USD	320	354,800

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Mozambique | 0.5%
Mozambique International Bonds, 10.500%, 01/18/23	USD	1,592	$1,160,170

Nigeria | 0.1%
Republic of Nigeria, 7.875%, 02/16/32	USD	305	330,925

Oman | 0.4%
Oman Government International Bonds, 6.500%, 03/08/47 (b)	USD	975	994,999

Panama | 0.1%
Republic of Panama, 4.300%, 04/29/53	USD	320	314,400

Paraguay | 0.1%
Republic of Paraguay, 6.100%, 08/11/44	USD	305	338,550

Peru | 0.8%
Republic of Peru, 6.350%, 08/12/28	PEN	5,180	1,695,373

Qatar | 0.3%
Qatar Government International Bonds, 4.625%, 06/02/46	USD	660	668,250

Romania | 0.3%
Romania Government Bonds, 6.125%, 01/22/44	USD	480	610,560

Russia | 1.5%
Russia Foreign Bonds:
5.625%, 04/04/42	USD	200	216,400
5.875%, 09/16/43	USD	400	448,000
Russia Government Bonds - OFZ:
7.500%, 08/18/21	RUB	33,000	552,100
7.750%, 09/16/26	RUB	127,700	2,166,537
			3,383,037
Description	Security Currency	Principal Amount (000)	Fair Value

South Africa | 0.3%
Republic of South Africa, 10.500%, 12/21/26	ZAR	7,500	$635,805

Turkey | 1.3%
Republic of Turkey:
6.875%, 03/17/36	USD	450	506,250
6.750%, 05/30/40	USD	450	501,453
6.000%, 01/14/41	USD	330	338,250
6.625%, 02/17/45	USD	385	424,944
5.750%, 05/11/47	USD	80	78,200
Turkey Government Bonds:
10.500%, 01/15/20	TRY	1,900	538,525
8.500%, 09/14/22	TRY	1,730	454,571
			2,842,193
Uganda | 0.1%
Uganda Government Bonds, 16.375%, 09/05/19	UGX	486,800	141,368

Ukraine | 0.8%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	1,515	1,563,480
7.750%, 09/01/20	USD	165	168,919
			1,732,399
Uruguay | 0.3%
Republica Orient Uruguay, 5.000%, 09/14/18	UYU	9,007	322,389
Uruguay Notas del Tesoro, 13.250%, 04/08/18	UYU	1,600	57,704
Uruguay Treasury Bills:
0.000%, 09/29/17	UYU	370	12,667
0.000%, 11/10/17	UYU	850	28,592
0.000%, 02/08/18	UYU	3,200	105,908
0.000%, 03/08/18	UYU	3,022	99,232
0.000%, 04/05/18	UYU	920	29,786
0.000%, 06/01/18	UYU	680	21,690
			677,968
Venezuela | 0.2%
Republic of Venezuela:
8.250%, 10/13/24	USD	170	73,950
7.650%, 04/21/25	USD	180	76,500
9.250%, 05/07/28	USD	170	75,225
9.375%, 01/13/34	USD	165	74,415
7.000%, 03/31/38	USD	185	77,700
			377,790

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Total Foreign Government Obligations (Cost $34,289,230)			$34,619,267

Quasi Government Bonds | 1.0%

Mexico | 0.3%
Petroleos Mexicanos:
5.625%, 01/23/46	USD	300	265,950
6.750%, 09/21/47	USD	310	313,063
			579,013
South Africa | 0.3%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	375	379,312
6.750%, 08/06/23	USD	370	377,030
			756,342
Ukraine | 0.2%
Ukreximbank Via Biz Finance PLC, 9.625%, 04/27/22	USD	450	463,500

Venezuela | 0.2%
Petroleos de Venezuela SA:
6.000%, 05/16/24	USD	270	101,655
6.000%, 11/15/26	USD	280	102,340
5.375%, 04/12/27	USD	280	100,800
5.500%, 04/12/37	USD	275	97,625
			402,420
Total Quasi Government Bonds (Cost $2,201,660)			2,201,275

Supranationals | 0.1%
European Investment Bank, 7.200%, 07/09/19 (b) (Cost $230,861)	IDR	3,000,000	230,400

US Treasury Securities | 5.9%
US Treasury Notes:
0.500%, 07/31/17	USD	2,500	2,499,262
0.625%, 08/31/17	USD	2,500	2,498,550
0.625%, 09/30/17	USD	2,000	1,997,780
0.875%, 10/15/17	USD	1,000	999,385
0.750%, 12/31/17	USD	1,500	1,496,993
0.875%, 01/31/18	USD	3,500	3,494,270

Total US Treasury Securities (Cost $12,989,642)			12,986,240
Description		Shares	Fair Value

Warrants | 0.0%

Brazil | 0.0%
Iochpe Maxion SA, Expires 06/03/19 (Cost $0)		5,284	$9,251

Short-Term Investments | 14.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $32,111,501)		32,111,501	32,111,501

Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.1%
USD vs INR Sep 17 66.5 Call, Expires 09/27/17	JPMS	12,700	$6,731
USD vs MXN Aug 17 18.5 Put, Expires 08/04/17	JPMS	62,500	145,000
USD vs MYR Aug 17 4.35 Put, Expires 08/28/17	JPMS	22,100	35,139
USD vs TRY Aug 17 3.57 Put, Expires 08/23/17	JPMS	11,000	18,370
USD vs TRY Aug 17 3.58 Put, Expires 08/21/17	JPMS	16,500	30,360

Total Purchased Options (Cost $143,644)			235,600

Total Investments | 101.0% (Cost $207,345,051) (d), (h)			$224,073,268

Liabilities in Excess of Cash and Other Assets | (1.0)%			(2,123,324)

Net Assets | 100.0%			$221,949,944

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	5,778,610	USD	353,000	BNP	07/24/17	$—	$8,691
ARS	9,426,725	USD	581,000	BNP	08/02/17	—	21,868
ARS	1,500,625	USD	87,500	CIT	07/10/17	2,550	—
ARS	3,839,000	USD	220,000	CIT	07/10/17	10,371	—
ARS	3,944,500	USD	230,000	CIT	07/10/17	6,702	—
ARS	3,956,000	USD	230,000	CIT	07/11/17	7,271	—
ARS	2,748,050	USD	170,000	CIT	08/03/17	—	7,086
ARS	2,669,610	USD	159,000	CIT	09/29/17	—	5,451
ARS	7,770,274	USD	460,000	CIT	10/25/17	—	18,526
ARS	7,774,000	USD	460,000	CIT	10/27/17	—	18,712
ARS	7,267,000	USD	430,000	CIT	11/13/17	—	20,626
ARS	3,571,700	USD	220,000	HSB	07/12/17	—	5,887
ARS	5,684,425	USD	328,105	JPM	10/02/17	—	1,678
ARS	3,956,000	USD	226,835	JPM	10/12/17	—	747
BRL	1,594,078	USD	483,464	BRC	07/10/17	—	2,840
BRL	1,726,301	USD	514,086	BRC	09/15/17	—	594
BRL	1,830,255	USD	545,287	BRC	09/15/17	—	873
BRL	1,594,078	USD	483,025	CIT	07/10/17	—	2,401
BRL	1,830,253	USD	545,237	CIT	09/15/17	—	824
BRL	389,026	USD	117,562	JPM	07/05/17	—	135
BRL	1,594,078	USD	483,156	JPM	07/10/17	—	2,533
BRL	1,726,300	USD	514,086	JPM	09/15/17	—	594
BRL	1,830,255	USD	545,449	JPM	09/15/17	—	1,036
BRL	389,026	USD	117,562	SCB	07/05/17	—	135
BRL	778,052	USD	235,189	SCB	07/05/17	—	334
BRL	1,594,078	USD	483,244	SCB	07/10/17	—	2,621
BRL	778,052	USD	231,853	SCB	09/15/17	—	420
BRL	1,726,301	USD	514,346	SCB	09/15/17	—	854
BRL	1,830,255	USD	545,368	SCB	09/15/17	—	954
BRL	309,225	USD	92,663	SCB	02/09/18	—	2,813
BRL	363,944	USD	109,887	SCB	02/09/18	—	4,138
CAD	973,368	USD	736,619	BRC	07/05/17	13,973	—
CAD	973,368	USD	737,568	BRC	07/05/17	13,025	—
CAD	973,367	USD	737,724	CIT	07/05/17	12,867	—
CAD	973,367	USD	736,964	CIT	07/05/17	13,627	—
CAD	293,086	USD	222,589	CIT	07/21/17	3,488	—
CAD	357,520	USD	269,450	JPM	07/05/17	6,244	—
CAD	364,541	USD	270,000	JPM	07/05/17	11,108	—
CAD	973,368	USD	736,730	JPM	07/05/17	13,862	—
CAD	973,368	USD	737,568	JPM	07/05/17	13,025	—
CAD	1,001,344	USD	750,000	JPM	07/05/17	22,165	—
CAD	631,464	USD	480,000	JPM	10/05/17	7,636	—
CAD	973,368	USD	736,563	SCB	07/05/17	14,029	—
CAD	973,368	USD	737,400	SCB	07/05/17	13,192	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CLP	160,428,750	USD	239,000	BNP	07/06/17	$2,666	$—
CLP	139,072,500	USD	210,000	BNP	07/14/17	—	550
CLP	275,734,300	USD	415,000	BNP	07/24/17	161	—
CLP	158,222,400	USD	238,000	SCB	08/07/17	142	—
CNY	2,462,808	USD	356,000	HSB	07/26/17	6,838	—
CNY	2,057,677	USD	302,000	HSB	08/11/17	865	—
CNY	2,135,484	USD	312,000	SCB	09/05/17	1,827	—
COP	1,590,550,971	USD	541,188	BRC	09/13/17	—	23,996
COP	1,583,188,750	USD	521,000	CIT	07/31/17	—	3,365
COP	1,590,550,969	USD	541,501	CIT	09/13/17	—	24,309
COP	1,378,946,700	USD	471,000	HSB	08/11/17	—	20,819
COP	1,590,550,971	USD	541,464	JPM	09/13/17	—	24,272
COP	1,590,550,971	USD	541,649	SCB	09/13/17	—	24,457
CZK	11,225,403	EUR	427,000	BNP	08/28/17	3,446	—
CZK	14,047,696	EUR	531,808	CIT	08/02/17	7,070	—
CZK	23,749,650	EUR	890,000	CIT	02/27/18	26,152	—
DOP	11,559,510	USD	241,125	CIT	07/26/17	1,707	—
EGP	7,067,700	USD	371,495	CIT	02/28/18	—	4,521
EUR	753,607	CZK	20,185,374	CIT	02/27/18	—	25,495
EUR	101,000	RON	457,197	JPM	08/01/17	885	—
EUR	209,563	RON	955,628	JPM	08/01/17	80	—
EUR	104,000	USD	118,154	JPM	07/03/17	629	—
GHS	543,375	USD	115,000	BRC	07/17/17	7,725	—
GHS	485,050	USD	109,000	CIT	07/17/17	552	—
GHS	499,400	USD	110,000	SCB	08/31/17	—	363
HUF	32,179,160	EUR	104,000	JPM	07/03/17	217	—
HUF	58,847,650	USD	215,000	BNP	07/03/17	2,623	—
HUF	161,929,110	USD	559,379	BNP	08/29/17	40,799	—
HUF	122,764,500	USD	450,000	BRC	11/06/17	6,492	—
HUF	73,710,000	USD	270,000	CIT	11/06/17	4,086	—
HUF	177,344,720	USD	644,000	JPM	07/03/17	11,834	—
HUF	133,350,300	USD	489,000	JPM	08/03/17	4,718	—
HUF	133,179,150	USD	489,000	JPM	09/05/17	4,764	—
IDR	4,808,227,813	USD	338,013	BRC	12/11/17	16,163	—
IDR	6,156,547,287	USD	433,072	BRC	12/13/17	20,324	—
IDR	4,808,227,813	USD	333,951	BRC	12/27/17	19,613	—
IDR	6,156,547,287	USD	427,568	BRC	12/27/17	25,143	—
IDR	1,226,945,617	USD	86,557	BRC	01/05/18	3,577	—
IDR	1,266,633,065	USD	89,357	BRC	01/05/18	3,692	—
IDR	2,001,159,224	USD	141,026	BRC	01/05/18	5,983	—
IDR	4,923,572,126	USD	358,992	BRC	01/05/18	2,703	—
IDR	5,746,673,598	USD	406,413	BRC	01/05/18	15,749	—
IDR	2,296,338,338	USD	164,789	BRC	01/08/18	3,863	—
IDR	10,413,450,000	USD	730,000	CIT	12/14/17	36,810	—

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	10,402,500,000	USD	730,000	CIT	12/15/17	$35,921	$—
IDR	10,402,500,000	USD	721,794	CIT	12/27/17	43,135	—
IDR	10,402,500,000	USD	721,945	CIT	12/27/17	42,985	—
IDR	3,006,712,151	USD	212,067	CIT	01/05/18	8,812	—
IDR	5,088,006,866	USD	371,008	CIT	01/05/18	2,766	—
IDR	7,582,606,799	USD	535,306	CIT	01/05/18	21,727	—
IDR	9,231,275,977	USD	650,643	CIT	01/05/18	27,504	—
IDR	9,278,332,055	USD	654,231	CIT	01/05/18	27,373	—
IDR	5,576,022,188	USD	391,988	JPM	12/11/17	18,745	—
IDR	4,509,889,709	USD	316,928	JPM	12/13/17	15,200	—
IDR	10,402,500,000	USD	730,000	JPM	12/14/17	36,004	—
IDR	4,509,889,709	USD	313,187	JPM	12/27/17	18,440	—
IDR	5,576,022,188	USD	387,493	JPM	12/27/17	22,530	—
IDR	5,835,916,604	USD	405,216	JPM	12/27/17	23,918	—
IDR	3,775,879,942	USD	266,376	JPM	01/05/18	11,007	—
IDR	3,791,326,736	USD	267,371	JPM	01/05/18	11,147	—
IDR	6,200,107,251	USD	438,282	JPM	01/05/18	17,190	—
IDR	2,628,459,024	USD	188,488	JPM	01/08/18	4,557	—
IDR	10,088,456,136	USD	733,973	JPM	01/08/18	6,963	—
IDR	1,903,330,000	USD	143,000	SCB	07/10/17	—	268
IDR	2,696,354,136	USD	196,027	SCB	01/08/18	2,004	—
IDR	3,020,037,513	USD	216,723	SCB	01/08/18	5,080	—
IDR	3,791,326,736	USD	267,371	UBS	01/05/18	11,147	—
ILS	774,023	USD	218,981	BNP	07/03/17	2,907	—
INR	9,768,000	USD	150,000	BRC	08/16/17	309	—
INR	11,075,440	USD	167,000	BRC	08/16/17	3,428	—
INR	11,122,200	USD	167,000	BRC	08/16/17	4,148	—
INR	44,294,358	USD	647,294	BRC	08/16/17	34,304	—
INR	11,111,750	USD	169,000	BRC	01/05/18	—	1,041
INR	14,847,270	USD	225,300	BRC	01/05/18	—	877
INR	15,134,628	USD	229,800	BRC	01/05/18	—	1,033
INR	11,015,320	USD	167,000	CIT	08/16/17	2,503	—
INR	10,664,181	USD	155,818	JPM	08/16/17	8,282	—
INR	11,088,800	USD	167,000	JPM	08/16/17	3,634	—
INR	11,088,800	USD	167,000	JPM	08/16/17	3,634	—
INR	82,697,980	USD	1,270,000	JPM	09/29/17	—	4,634
INR	11,126,960	USD	169,000	JPM	01/05/18	—	811
INR	31,104,736	USD	471,800	JPM	01/05/18	—	1,638
INR	55,845,910	USD	853,000	SCB	07/24/17	8,878	—
INR	14,232,810	USD	219,000	SCB	08/11/17	156	—
INR	5,220,000	USD	80,000	SCB	08/16/17	325	—
INR	9,822,000	USD	150,000	SCB	08/16/17	1,140	—
INR	10,052,989	USD	146,888	SCB	08/16/17	7,807	—
INR	11,074,605	USD	167,000	SCB	08/16/17	3,415	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

INR	11,080,450	USD	167,000	SCB	08/16/17	$3,505	$—
INR	11,092,975	USD	167,000	SCB	08/16/17	3,698	—
INR	14,833,752	USD	225,300	SCB	01/05/18	—	1,081
INR	15,132,330	USD	229,800	SCB	01/05/18	—	1,068
INR	11,015,320	USD	167,000	UBS	08/16/17	2,503	—
INR	11,046,215	USD	167,000	UBS	08/16/17	2,978	—
KRW	744,379,235	USD	651,393	BRC	07/06/17	—	791
KRW	744,379,235	USD	651,080	BRC	07/06/17	—	477
KRW	744,379,233	USD	650,681	CIT	07/06/17	—	79
KRW	744,379,234	USD	651,364	CIT	07/06/17	—	762
KRW	512,370,000	USD	450,000	JPM	07/06/17	—	2,178
KRW	744,379,235	USD	651,535	JPM	07/06/17	—	933
KRW	744,379,235	USD	650,966	JPM	07/06/17	—	363
KRW	1,321,246,000	USD	1,180,000	JPM	07/06/17	—	25,205
KRW	607,041,000	USD	540,000	JPM	07/12/17	—	9,402
KRW	302,602,500	USD	270,000	SCB	07/06/17	—	5,519
KRW	744,379,235	USD	651,650	SCB	07/06/17	—	1,047
KRW	744,379,235	USD	651,250	SCB	07/06/17	—	648
KZT	160,767,650	USD	509,000	SCB	07/31/17	—	12,612
KZT	88,303,500	USD	270,000	SCB	08/28/17	880	—
MXN	7,722,728	USD	422,764	BRC	07/19/17	1,814	—
MXN	7,722,729	USD	422,762	BRC	07/19/17	1,815	—
MXN	2,857,316	USD	149,000	CIT	11/27/17	4,952	—
MXN	7,722,728	USD	422,642	JPM	07/19/17	1,935	—
MXN	7,722,728	USD	422,758	SCB	07/19/17	1,820	—
PEN	1,667,955	USD	510,000	BRC	07/19/17	3,345	—
PEN	1,013,959	USD	307,680	CIT	08/16/17	3,388	—
PEN	855,509	USD	261,584	JPM	07/19/17	1,715	—
PEN	778,549	USD	238,416	SCB	07/19/17	1,197	—
PEN	769,626	USD	234,000	SCB	07/21/17	2,811	—
PHP	32,266,000	USD	650,000	SCB	08/14/17	—	11,746
PLN	655,732	EUR	154,000	CIT	07/19/17	925	—
PLN	1,289,012	USD	345,552	BOA	07/19/17	2,275	—
PLN	1,289,014	USD	345,222	BRC	07/19/17	2,605	—
PLN	1,289,014	USD	345,222	CIT	07/19/17	2,605	—
PLN	1,289,014	USD	345,302	JPM	07/19/17	2,525	—
PLN	2,635,601	USD	708,000	JPM	07/19/17	3,189	—
PLN	1,289,014	USD	345,182	SCB	07/19/17	2,645	—
RON	872,991	USD	217,000	CIT	08/01/17	1,883	—
RON	1,375,664	USD	322,358	CIT	08/01/17	22,559	—
RON	1,992,289	USD	469,769	CIT	08/01/17	29,754	—
RON	1,955,128	USD	462,074	CIT	11/09/17	29,373	—
RSD	11,417,220	USD	108,000	BNP	09/05/17	—	278
RUB	30,163,912	USD	523,802	BRC	07/10/17	—	12,874

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RUB	122,191,746	USD	2,021,954	BRC	10/05/17	$11,474	$—
RUB	30,163,910	USD	523,815	CIT	07/10/17	—	12,887
RUB	6,030,090	USD	99,000	CIT	09/11/17	1,782	—
RUB	31,233,280	USD	531,902	CIT	09/11/17	—	9,897
RUB	11,578,000	USD	200,000	JPM	07/10/17	—	3,887
RUB	9,445,700	USD	155,000	JPM	09/11/17	2,867	—
RUB	30,163,912	USD	523,834	SCB	07/10/17	—	12,906
RUB	30,163,912	USD	524,016	UBS	07/10/17	—	13,088
THB	22,151,066	USD	653,000	SCB	07/17/17	—	923
TRY	523,804	USD	144,677	BOA	09/19/17	982	—
TRY	523,804	USD	144,717	BRC	09/19/17	942	—
TRY	175,675	USD	49,000	CIT	09/05/17	40	—
TRY	262,574	USD	73,000	HSB	07/06/17	1,565	—
TRY	2,094,845	USD	581,014	JPM	09/05/17	3,769	—
TRY	523,802	USD	144,677	JPM	09/19/17	982	—
TRY	2,492,832	USD	691,397	SCB	09/05/17	4,485	—
TRY	523,804	USD	144,635	SCB	09/19/17	1,024	—
TWD	19,751,953	USD	648,668	BRC	07/06/17	661	—
TWD	19,751,954	USD	648,264	CIT	07/06/17	1,066	—
TWD	39,503,906	USD	1,296,060	CIT	07/06/17	2,599	—
TWD	13,347,400	USD	440,000	JPM	07/06/17	—	1,215
TWD	19,436,520	USD	638,414	JPM	07/06/17	546	—
TWD	19,751,953	USD	648,988	JPM	07/06/17	341	—
TWD	32,713,200	USD	1,080,000	JPM	07/06/17	—	4,580
TWD	8,121,600	USD	270,000	SCB	07/06/17	—	3,009
TWD	19,751,953	USD	648,668	SCB	07/06/17	661	—
TWD	20,067,387	USD	659,461	UBS	07/06/17	238	—
USD	69,191	ARS	1,124,700	CIT	07/10/17	1,700	—
USD	150,000	ARS	2,475,000	JPM	07/10/17	1,480	—
USD	341,304	ARS	5,684,425	JPM	07/10/17	193	—
USD	237,241	ARS	3,956,000	JPM	07/11/17	—	30
USD	60,000	ARS	1,047,600	JPM	10/25/17	480	—
USD	360,000	BRL	1,197,410	BRC	07/10/17	—	1,026
USD	521,226	BRL	1,726,301	BRC	07/10/17	736	—
USD	285,850	BRL	1,001,331	BRC	02/09/18	—	5,101
USD	8,000	BRL	26,456	CIT	07/17/17	35	—
USD	235,000	BRL	786,146	CIT	07/17/17	—	1,677
USD	117,594	BRL	389,026	JPM	07/05/17	167	—
USD	521,226	BRL	1,726,300	JPM	07/10/17	736	—
USD	466,242	BRL	1,638,143	JPM	02/09/18	—	9,742
USD	117,594	BRL	389,026	SCB	07/05/17	167	—
USD	235,239	BRL	778,052	SCB	07/05/17	383	—
USD	521,541	BRL	1,726,301	SCB	07/10/17	1,051	—
USD	131,666	BRL	461,119	SCB	02/09/18	—	2,319

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	466,242	BRL	1,637,770	UBS	02/09/18	$—	$9,634
USD	161,898	CAD	213,172	BRC	07/05/17	—	2,484
USD	178,147	CAD	237,258	BRC	07/05/17	—	4,809
USD	223,141	CAD	297,799	BRC	07/05/17	—	6,500
USD	229,403	CAD	313,717	BRC	07/05/17	—	12,514
USD	429,741	CAD	569,951	BRC	07/05/17	—	9,764
USD	650,935	CAD	858,127	BRC	07/05/17	—	10,792
USD	873,327	CAD	1,158,695	BRC	07/05/17	—	20,176
USD	969,303	CAD	1,278,319	BRC	07/05/17	—	16,446
USD	737,791	CAD	973,368	BRC	10/05/17	—	13,873
USD	738,808	CAD	973,368	BRC	10/12/17	—	12,912
USD	301,853	CAD	401,719	CIT	07/05/17	—	7,925
USD	216,000	CAD	293,086	CIT	07/21/17	—	10,077
USD	738,137	CAD	973,367	CIT	10/05/17	—	13,526
USD	738,983	CAD	973,367	CIT	10/12/17	—	12,736
USD	279,002	CAD	381,539	JPM	07/05/17	—	15,213
USD	535,458	CAD	715,040	JPM	07/05/17	—	15,930
USD	680,259	CAD	902,295	JPM	07/05/17	—	15,527
USD	737,875	CAD	973,368	JPM	10/05/17	—	13,789
USD	738,822	CAD	973,368	JPM	10/12/17	—	12,898
USD	231,595	CAD	316,734	SCB	07/05/17	—	12,648
USD	737,707	CAD	973,368	SCB	10/05/17	—	13,957
USD	738,637	CAD	973,368	SCB	10/12/17	—	13,083
USD	170,697	CAD	225,069	UBS	07/05/17	—	2,860
USD	261,859	CAD	349,398	UBS	07/05/17	—	7,572
USD	978,102	CAD	1,291,515	UBS	07/05/17	—	17,823
USD	241,519	CLP	160,428,750	SCB	07/06/17	—	148
USD	139,523	COP	432,242,564	BRC	09/13/17	—	1,027
USD	140,000	COP	427,992,600	JPM	09/13/17	832	—
USD	170,477	COP	528,819,344	UBS	09/13/17	—	1,477
USD	146,000	CZK	3,564,276	CIT	02/27/18	—	12,478
USD	429,267	EUR	381,700	CIT	08/28/17	—	7,900
USD	118,334	EUR	104,000	JPM	08/01/17	—	614
USD	116,245	GHS	543,375	CIT	07/17/17	—	6,480
USD	594,039	HUF	161,929,110	BNP	08/29/17	—	6,139
USD	720,759	HUF	205,380,379	BOA	11/06/17	—	42,934
USD	242,378	HUF	69,235,239	BRC	11/06/17	—	15,069
USD	359,975	HUF	102,690,189	BRC	11/06/17	—	21,871
USD	720,835	HUF	205,380,379	BRC	11/06/17	—	42,858
USD	337,622	HUF	96,384,366	CIT	11/06/17	—	20,777
USD	359,988	HUF	102,690,191	CIT	11/06/17	—	21,859
USD	720,812	HUF	205,380,379	CIT	11/06/17	—	42,881
USD	982,866	HUF	268,371,530	JPM	07/03/17	—	9,592
USD	359,988	HUF	102,690,189	SCB	11/06/17	—	21,859

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	720,380	HUF	205,380,379	SCB	11/06/17	$—	$43,313
USD	360,114	HUF	102,690,189	UBS	11/06/17	—	21,733
USD	360,114	HUF	102,690,189	UBS	11/06/17	—	21,733
USD	720,709	HUF	205,380,379	UBS	11/06/17	—	42,985
USD	334,718	IDR	4,808,227,813	BRC	12/11/17	—	19,458
USD	428,371	IDR	6,156,547,287	BRC	12/13/17	—	25,025
USD	174,700	IDR	2,371,552,500	BRC	01/05/18	481	—
USD	233,000	IDR	3,169,382,500	BRC	01/05/18	171	—
USD	234,695	IDR	3,193,024,523	BRC	01/05/18	129	—
USD	236,700	IDR	3,216,279,600	BRC	01/05/18	426	—
USD	48,000	IDR	659,520,000	BRC	01/08/18	—	438
USD	48,000	IDR	664,560,000	BRC	01/08/18	—	808
USD	48,000	IDR	669,744,000	BRC	01/08/18	—	1,189
USD	319,103	IDR	4,577,533,396	CIT	12/14/17	—	17,971
USD	723,149	IDR	10,402,500,000	CIT	12/14/17	—	42,855
USD	723,225	IDR	10,402,500,000	CIT	12/15/17	—	42,697
USD	304,628	IDR	4,144,469,654	CIT	01/05/18	168	—
USD	48,000	IDR	659,760,000	CIT	01/08/18	—	455
USD	136,000	IDR	1,893,120,000	HSB	04/26/18	—	1,595
USD	388,167	IDR	5,576,022,188	JPM	12/11/17	—	22,565
USD	313,731	IDR	4,509,889,709	JPM	12/13/17	—	18,397
USD	405,836	IDR	5,835,916,604	JPM	12/14/17	—	23,901
USD	174,700	IDR	2,375,920,000	JPM	01/05/18	160	—
USD	420,000	IDR	5,700,660,000	JPM	01/05/18	1,219	—
USD	1,180,000	IDR	16,289,900,000	JPM	01/05/18	—	16,687
USD	48,000	IDR	661,584,000	JPM	01/08/18	—	589
USD	48,000	IDR	660,720,000	JPM	01/08/18	—	526
USD	48,000	IDR	662,304,000	JPM	01/08/18	—	642
USD	211,877	IDR	2,884,700,590	SCB	01/05/18	—	39
USD	233,000	IDR	3,167,635,000	SCB	01/05/18	300	—
USD	236,700	IDR	3,216,753,000	SCB	01/05/18	391	—
USD	48,000	IDR	662,880,000	SCB	01/08/18	—	685
USD	48,000	IDR	662,640,000	UBS	01/08/18	—	667
USD	48,000	IDR	660,960,000	UBS	01/08/18	—	543
USD	219,070	ILS	774,023	BNP	07/03/17	—	2,818
USD	230,000	INR	14,907,450	JPM	08/16/17	605	—
USD	130,000	INR	8,553,350	JPM	01/05/18	712	—
USD	440,000	JPY	48,698,443	CIT	08/30/17	6,014	—
USD	161,209	KRW	192,967,412	BRC	07/06/17	—	7,448
USD	460,501	KRW	555,428,436	BRC	07/06/17	—	24,955
USD	577,538	KRW	695,246,104	BRC	07/06/17	—	30,121
USD	653,325	KRW	744,379,235	BRC	01/08/18	650	—
USD	652,976	KRW	744,379,235	BRC	01/12/18	267	—
USD	265,492	KRW	312,298,451	CIT	07/06/17	—	7,463

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	266,231	KRW	320,755,061	CIT	07/06/17	$—	$14,115
USD	536,474	KRW	640,817,679	CIT	07/06/17	—	23,614
USD	540,626	KRW	643,128,333	CIT	07/06/17	—	21,481
USD	653,279	KRW	744,379,234	CIT	01/08/18	605	—
USD	652,564	KRW	744,379,233	CIT	01/12/18	—	145
USD	253,407	KRW	303,492,800	JPM	07/06/17	—	11,852
USD	266,231	KRW	320,249,222	JPM	07/06/17	—	13,673
USD	270,313	KRW	321,834,479	JPM	07/06/17	—	10,977
USD	294,371	KRW	334,994,039	JPM	07/06/17	1,579	—
USD	432,317	KRW	517,082,966	JPM	07/06/17	—	19,624
USD	855,119	KRW	1,030,931,501	JPM	07/06/17	—	45,936
USD	653,451	KRW	744,379,235	JPM	01/08/18	777	—
USD	652,861	KRW	744,379,235	JPM	01/12/18	152	—
USD	202,008	KRW	237,621,799	SCB	07/06/17	—	5,678
USD	253,301	KRW	303,492,800	SCB	07/06/17	—	11,958
USD	299,061	KRW	355,781,433	SCB	07/06/17	—	11,899
USD	405,629	KRW	461,727,650	SCB	07/06/17	2,070	—
USD	450,601	KRW	543,402,212	SCB	07/06/17	—	24,343
USD	653,538	KRW	744,379,235	SCB	01/08/18	863	—
USD	653,136	KRW	744,379,235	SCB	01/12/18	427	—
USD	100,000	MXN	1,801,581	JPM	07/19/17	953	—
USD	41,940	PEN	138,904	BRC	07/19/17	—	811
USD	83,717	PEN	277,440	BRC	07/19/17	—	1,670
USD	68,167	PEN	227,745	BRC	11/09/17	—	1,101
USD	190,000	PEN	619,495	CIT	07/19/17	—	661
USD	41,833	PEN	139,828	JPM	11/09/17	—	695
USD	51,750	PEN	170,852	SCB	07/19/17	—	833
USD	148,128	PEN	490,009	SCB	07/19/17	—	2,681
USD	194,056	PEN	644,265	SCB	07/19/17	—	4,229
USD	110,000	PLN	411,251	BOA	07/19/17	—	972
USD	461,006	RON	1,955,128	CIT	08/01/17	—	29,199
USD	467,119	RON	1,955,128	CIT	11/09/17	—	24,327
USD	336,259	RUB	19,264,259	BOA	07/19/17	10,537	—
USD	2,057,793	RUB	122,191,746	BRC	07/10/17	—	11,938
USD	87,451	RUB	5,181,035	BRC	07/19/17	—	150
USD	94,254	RUB	5,579,819	BRC	07/19/17	—	90
USD	148,397	RUB	8,877,186	BRC	07/19/17	—	1,699
USD	336,376	RUB	19,264,259	BRC	07/19/17	10,654	—
USD	336,147	RUB	19,264,261	CIT	07/19/17	10,425	—
USD	170,000	RUB	10,041,900	JPM	07/10/17	—	94
USD	336,203	RUB	19,264,259	JPM	07/19/17	10,481	—
USD	267,212	RUB	15,530,627	JPM	09/11/17	7,647	—
USD	74,076	RUB	4,441,140	SCB	07/19/17	—	1,015
USD	148,356	RUB	8,877,186	SCB	07/19/17	—	1,740

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	336,320	RUB	19,264,259	SCB	07/19/17	$10,598	$—
USD	74,563	TRY	262,574	CIT	07/06/17	—	2
USD	160,000	TRY	573,643	CIT	09/05/17	—	134
USD	221,366	TWD	6,960,860	BRC	07/06/17	—	7,466
USD	238,728	TWD	7,630,948	BRC	07/06/17	—	12,133
USD	240,356	TWD	7,660,143	BRC	07/06/17	—	11,465
USD	386,994	TWD	11,665,943	BRC	07/06/17	3,486	—
USD	454,642	TWD	14,459,900	BRC	07/06/17	—	20,715
USD	490,667	TWD	15,617,943	BRC	07/06/17	—	22,760
USD	650,806	TWD	19,751,953	BRC	01/08/18	—	3,624
USD	183,006	TWD	5,515,791	CIT	07/06/17	1,679	—
USD	650,206	TWD	19,751,954	CIT	01/08/18	—	4,224
USD	1,299,086	TWD	39,503,906	CIT	01/12/18	—	10,037
USD	248,634	TWD	7,817,046	JPM	07/06/17	—	8,345
USD	265,705	TWD	8,468,003	JPM	07/06/17	—	12,674
USD	267,108	TWD	8,503,389	JPM	07/06/17	—	12,434
USD	454,785	TWD	14,459,900	JPM	07/06/17	—	20,572
USD	460,000	TWD	14,756,800	JPM	07/06/17	—	25,118
USD	716,811	TWD	23,117,165	JPM	07/06/17	—	43,147
USD	800,423	TWD	25,584,153	JPM	07/06/17	—	40,636
USD	650,913	TWD	19,751,953	JPM	01/08/18	—	3,517
USD	639,675	TWD	19,436,520	JPM	01/12/18	—	4,434
USD	70,849	TWD	2,266,814	SCB	07/06/17	—	3,671
USD	187,351	TWD	6,039,267	SCB	07/06/17	—	11,185
USD	372,224	TWD	11,834,354	SCB	07/06/17	—	16,820
USD	623,940	TWD	19,839,407	SCB	07/06/17	—	28,265
USD	650,591	TWD	19,751,953	SCB	01/08/18	—	3,838
USD	661,090	TWD	20,067,387	UBS	01/12/18	—	3,925
USD	226,000	UGX	836,087,000	CIT	08/28/17	—	2,198
USD	153,000	UGX	580,329,000	CIT	09/14/17	—	4,473
USD	32,439	UGX	118,176,000	SCB	08/28/17	185	—
USD	121,768	ZAR	1,570,500	BRC	07/05/17	1,722	—
USD	474,872	ZAR	6,207,048	BRC	07/10/17	824	—
USD	122,028	ZAR	1,570,499	CIT	07/05/17	1,982	—
USD	121,905	ZAR	1,570,500	JPM	07/05/17	1,859	—
USD	667,000	ZAR	8,705,511	JPM	07/05/17	1,568	—
USD	673,000	ZAR	8,767,245	JPM	07/05/17	2,849	—
USD	474,908	ZAR	6,207,048	JPM	07/10/17	861	—
USD	122,075	ZAR	1,570,500	SCB	07/05/17	2,030	—
USD	675,866	ZAR	8,818,226	SCB	07/05/17	1,819	—
USD	117,000	ZAR	1,527,002	SCB	08/18/17	1,146	—
USD	150,000	ZAR	1,976,006	UBS	10/05/17	1,254	—
ZAR	6,514,596	USD	495,388	BRC	07/05/17	2,575	—
ZAR	3,768,728	USD	279,175	BRC	07/10/17	8,652	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ZAR	1,570,500	USD	119,940	BRC	10/05/17	$—	$1,718
ZAR	6,207,048	USD	468,068	BRC	10/05/17	—	824
ZAR	6,514,596	USD	495,324	CIT	07/05/17	2,639	—
ZAR	2,888,227	USD	217,000	CIT	07/17/17	3,318	—
ZAR	1,570,499	USD	120,200	CIT	10/05/17	—	1,979
ZAR	6,514,597	USD	495,256	HSB	07/05/17	2,707	—
ZAR	6,514,596	USD	494,579	JPM	07/05/17	3,384	—
ZAR	5,169,442	USD	383,333	JPM	07/10/17	11,470	—
ZAR	1,570,500	USD	120,087	JPM	10/05/17	—	1,866
ZAR	6,207,048	USD	468,138	JPM	10/05/17	—	895
ZAR	6,514,596	USD	494,542	SCB	07/05/17	3,421	—
ZAR	3,475,926	USD	257,491	SCB	07/10/17	7,974	—
ZAR	2,860,532	USD	215,000	SCB	08/18/17	2,030	—
ZAR	1,570,500	USD	120,248	SCB	10/05/17	—	2,027
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,307,631	$2,133,223

Written Options open at June 30, 2017:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums	Fair Value

USD vs INR Sep 17 64.3 Put	JPMS	12,700	$ 64.30	09/27/17	$ 5,869	$ (5,869)

Credit Default Swap Agreements open at June 30, 2017:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	S&P Credit Rating	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation

CDX EM 27	BRC	1,000,000	06/20/22	Buy	(1.000)%	CCC- AA-	$ 45,601	$ 45,580	$ 21

Interest Rate Swap Agreements open at June 30, 2017:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Appreciation

BRL	JPM	523,863	07/01/20	10.01%	Brazil Cetip Interbank Deposit Rate	$1,188
BRL	JPM	972,619	07/01/20	10.02	Brazil Cetip Interbank Deposit Rate	2,291
BRL	JPM	6,851,853	01/04/21	11.05	Brazil Cetip Interbank Deposit Rate	55,005
ZAR	JPM	6,150,000	06/01/27	7.85	South Africa Interbank Deposit Rate	5,887
Total gross unrealized appreciation on Interest Rate Swap Agreements						$64,371

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (concluded)

Futures Contracts open at June 30, 2017:

Short	Number of Contracts	Expiration Date	Notional Amount	Fair Value	Unrealized Appreciation

10-Year US Treasury Notes	3	09/20/17	$381,461	$376,594	$4,867
5-Year US Treasury Notes	5	09/29/17	589,986	589,180	806
Total gross unrealized appreciation on Futures Contracts					$5,673

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 6.0%

Argentina | 1.0%

AES Argentina Generacion SA, 7.750%, 02/02/24 (b)	USD	630	$660,990
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/22	USD	875	952,263
Genneia SA, 8.750%, 01/20/22 (b)	USD	320	340,262
Petrobras Argentina SA, 7.375%, 07/21/23	USD	620	654,019
			2,607,534
Barbados | 0.2%
Columbus Cable Barbados, Ltd., 7.375%, 03/30/21	USD	600	636,750
Brazil | 1.8%
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	4,473	5,006,987

Chile | 0.2%
AES Gener SA, 8.375%, 12/18/73 (e)	USD	590	630,712

Colombia | 0.1%
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	290	298,120

Georgia | 0.2%
BGEO Group JSC, 6.000%, 07/26/23	USD	375	380,625

Guatemala | 0.3%
Central American Bottling Corp., 5.750%, 01/31/27 (b)	USD	370	391,923
Comcel Trust, 6.875%, 02/06/24	USD	295	313,806
			705,729
India | 0.7%
Greenko Dutch BV, 8.000%, 08/01/19	USD	565	588,899
Description	Security Currency	Principal Amount (000)	Fair Value

Neerg Energy, Ltd., 6.000%, 02/13/22 (b)	USD	675	$689,344
Vedanta Resources PLC: 6.000%, 01/31/19	USD	295	304,588
6.375%, 07/30/22 (b)	USD	450	451,440
			2,034,271
Mexico | 0.2%
Cemex SAB de CV, 7.750%, 04/16/26	USD	460	526,125

Peru | 0.1%
Fondo MIVIVIENDA SA, 7.000%, 02/14/24	PEN	960	305,313

Russia | 0.9%
Evraz Group SA: 8.250%, 01/28/21	USD	600	668,088
5.375%, 03/20/23 (b)	USD	475	475,594
GTH Finance BV, 7.250%, 04/26/23	USD	770	849,317
Sberbank of Russia, 5.500%, 02/26/24 (e)	USD	600	610,500
			2,603,499
Turkey | 0.3%
Turkiye Garanti Bankasi, 4.750%, 10/17/19	USD	300	306,750
Turkiye Is Bankasi, 5.500%, 04/21/19	USD	590	605,488
			912,238
Total Corporate Bonds (Cost $15,991,506)			16,647,903

Foreign Government Obligations | 81.7%

Angola | 0.2%
Republic of Angola, 9.500%, 11/12/25 (b)	USD	387	406,834
Republic of Angola Northern Lights III BV, 7.000%, 08/17/19	USD	183	188,213
			595,047
Argentina | 4.9%
Argentina POM Politica Monetaria, 26.250%, 06/21/20 (e)	ARS	7,500	462,369

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Argentina:
22.635%, 03/01/18 (e)	ARS	4,080	$242,767
22.750%, 03/05/18	ARS	15,700	946,106
21.200%, 09/19/18	ARS	2,120	128,126
22.420%, 03/11/19 (e)	ARS	1,010	59,848
5.625%, 01/26/22	USD	2,570	2,634,250
7.500%, 04/22/26	USD	1,910	2,058,025
15.500%, 10/17/26	ARS	20,610	1,371,872
6.875%, 01/26/27	USD	1,710	1,771,560
7.125%, 07/06/36	USD	605	600,462
7.625%, 04/22/46	USD	1,365	1,397,077
7.125%, 06/28/2117	USD	1,530	1,377,015
7.125%, 06/28/2117 (b)	USD	750	681,375
			13,730,852
Azerbaijan | 0.4%
Republic of Azerbaijan, 4.750%, 03/18/24	USD	1,105	1,105,000

Belarus | 0.2%
Republic of Belarus, 6.875%, 02/28/23 (b)	USD	460	468,740

Belize | 0.2%
Republic of Belize, 4.938%, 02/20/34 (g)	USD	697	427,784

Brazil | 8.9%
Brazil Letras do Tesouro Nacional:
0.000%, 01/01/19	BRL	15,240	4,048,449
0.000%, 01/01/20	BRL	9,170	2,203,959
0.000%, 07/01/20	BRL	16,700	3,804,822
Brazil NTN-B, 6.000%, 08/15/50	BRL	3,148	2,964,857
Brazil NTN-F:
10.000%, 01/01/21	BRL	14,050	4,248,257
10.000%, 01/01/23	BRL	8,550	2,552,694
10.000%, 01/01/25	BRL	1,200	353,905
10.000%, 01/01/27	BRL	6,465	1,894,804
Federal Republic of Brazil:
4.250%, 01/07/25	USD	375	368,659
6.000%, 04/07/26	USD	610	658,190
8.250%, 01/20/34	USD	610	762,500
5.000%, 01/27/45	USD	1,170	1,023,750
			24,884,846
Description	Security Currency	Principal Amount (000)	Fair Value

Cameroon | 0.1%
Republic of Cameroon, 9.500%, 11/19/25	USD	225	$265,500

Chile | 1.1%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 02/28/21	CLP	110,000	173,328
4.500%, 03/01/26	CLP	1,030,000	1,592,920
5.000%, 03/01/35	CLP	365,000	582,183
Republic of Chile, 3.860%, 06/21/47	USD	630	631,575
			2,980,006
Colombia | 4.2%
Colombian Titulos De Tesoreria:
11.000%, 07/24/20	COP	2,467,000	930,438
10.000%, 07/24/24	COP	15,887,500	6,335,220
7.500%, 08/26/26	COP	6,127,000	2,142,581
Republic of Colombia:
7.375%, 09/18/37	USD	1,115	1,434,169
6.125%, 01/18/41	USD	60	69,150
5.000%, 06/15/45	USD	870	875,220
			11,786,778
Costa Rica | 0.2%
Republic of Costa Rica:
5.625%, 04/30/43	USD	315	282,713
7.158%, 03/12/45	USD	250	262,500
			545,213
Czech Republic | 1.0%
Czech Republic:
1.500%, 10/29/19	CZK	13,680	622,537
2.500%, 08/25/28	CZK	45,550	2,283,151
			2,905,688
Dominican Republic | 1.1%
Dominican Republic:
7.500%, 05/06/21	USD	535	589,169
5.500%, 01/27/25	USD	705	728,794
6.875%, 01/29/26	USD	210	233,887
6.875%, 01/29/26 (b)	USD	405	451,069
7.450%, 04/30/44	USD	655	747,518
6.850%, 01/27/45	USD	355	378,519
			3,128,956

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Ecuador | 0.9%
Republic of Ecuador:
10.500%, 03/24/20	USD	200	$209,750
10.500%, 03/24/20 (b)	USD	210	220,237
10.750%, 03/28/22	USD	928	989,480
10.750%, 03/28/22 (b)	USD	325	346,531
7.950%, 06/20/24	USD	210	195,563
9.650%, 12/13/26	USD	600	601,900
			2,563,461
Egypt | 1.0%
Arab Republic of Egypt:
5.750%, 04/29/20	USD	295	302,375
6.125%, 01/31/22 (b)	USD	500	510,625
5.875%, 06/11/25	USD	490	478,363
8.500%, 01/31/47 (b)	USD	1,290	1,391,910
			2,683,273
El Salvador | 1.2%
Republic of El Salvador:
7.375%, 12/01/19	USD	1,725	1,744,406
7.750%, 01/24/23	USD	345	348,881
5.875%, 01/30/25	USD	236	212,105
6.375%, 01/18/27	USD	220	198,275
8.625%, 02/28/29	USD	155	161,006
8.250%, 04/10/32	USD	145	143,913
7.650%, 06/15/35	USD	280	262,500
7.625%, 02/01/41	USD	170	157,250
			3,228,336
Ethiopia | 0.1%
Federal Republic of Ethiopia, 6.625%, 12/11/24	USD	270	266,625

Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24	USD	620	603,725

Ghana | 2.3%
Ghana Government Bonds:
23.230%, 02/19/18	GHS	460	107,327
22.490%, 04/23/18	GHS	150	34,753
23.470%, 05/21/18	GHS	390	92,377
19.040%, 09/24/18	GHS	50	11,392
Ghana Treasury Notes:
22.500%, 12/10/18	GHS	440	104,645
21.000%, 01/07/19	GHS	2,930	677,727
Description	Security Currency	Principal Amount (000)	Fair Value

Republic of Ghana:
9.250%, 09/15/22	USD	1,555	$1,675,512
7.875%, 08/07/23	USD	1,630	1,660,562
8.125%, 01/18/26	USD	2,005	2,042,594
			6,406,889
Guatemala | 0.2%
Republic of Guatemala, 4.500%, 05/03/26	USD	671	678,106

Honduras | 0.3%
Republic of Honduras: 8.750%, 12/16/20	USD	310	352,238
6.250%, 01/19/27 (b)	USD	515	531,737
			883,975
Hungary | 1.1%
Hungary Government Bonds:
6.000%, 11/24/23	HUF	311,220	1,410,423
5.500%, 06/24/25	HUF	383,360	1,695,079
			3,105,502
Indonesia | 5.0%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	20,328,000	1,558,061
8.375%, 03/15/24	IDR	16,703,000	1,351,461
8.375%, 09/15/26	IDR	34,368,000	2,837,143
9.000%, 03/15/29	IDR	3,987,000	339,860
8.750%, 05/15/31	IDR	39,099,000	3,294,995
8.375%, 03/15/34	IDR	14,838,000	1,192,384
8.250%, 05/15/36	IDR	25,137,000	2,013,412
Republic of Indonesia:
7.750%, 01/17/38	USD	625	864,062
6.750%, 01/15/44	USD	450	579,055
			14,030,433
Iraq | 0.3%
Republic of Iraq, 5.800%, 01/15/28	USD	845	747,825

Ivory Coast | 0.5%
Ivory Coast:
5.750%, 12/31/32	USD	1,293	1,239,299
6.125%, 06/15/33 (b)	USD	200	192,500
			1,431,799
Jordan | 0.2%
Kingdom of Jordan:
6.125%, 01/29/26 (b)	USD	155	158,488
5.750%, 01/31/27 (b)	USD	400	397,600
			556,088

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Kazakhstan | 0.6%
Republic of Kazakhstan:
3.875%, 10/14/24	USD	515	$522,210
6.500%, 07/21/45 (b)	USD	1,045	1,235,713
			1,757,923
Kenya | 0.3%
Republic of Kenya, 6.875%, 06/24/24	USD	750	765,938

Lebanon | 1.3%
Lebanese Republic:
5.450%, 11/28/19	USD	1,210	1,211,512
8.250%, 04/12/21	USD	1,080	1,165,050
6.000%, 01/27/23	USD	380	376,675
6.650%, 04/22/24	USD	755	762,550
			3,515,787
Malaysia | 3.5%
Malaysia Government Bonds:
3.260%, 03/01/18	MYR	1,540	358,848
3.654%, 10/31/19	MYR	4,130	966,608
4.048%, 09/30/21	MYR	18,570	4,376,553
3.620%, 11/30/21	MYR	1,330	308,179
3.795%, 09/30/22	MYR	7,300	1,699,195
3.955%, 09/15/25	MYR	1,420	329,392
4.498%, 04/15/30	MYR	4,070	948,466
4.254%, 05/31/35	MYR	2,950	660,994
			9,648,235
Mexico | 5.8%
Mexican Bonos:
5.000%, 12/11/19	MXN	133,052	7,066,611
10.000%, 12/05/24	MXN	8,857	582,051
7.750%, 05/29/31	MXN	45,880	2,712,566
10.000%, 11/20/36	MXN	34,719	2,491,163
7.750%, 11/13/42	MXN	24,960	1,460,391
United Mexican States:
6.050%, 01/11/40	USD	580	684,980
5.750%, 10/12/10	USD	1,100	1,141,250
			16,139,012
Mongolia | 0.6%
Mongolia Government International Bonds:
4.125%, 01/05/18	USD	1,066	1,064,721
10.875%, 04/06/21	USD	145	165,300
Description	Security Currency	Principal Amount (000)	Fair Value

5.125%, 12/05/22	USD	285	$267,187
8.750%, 03/09/24 (b)	USD	220	240,806
			1,738,014
Morocco | 0.2%
Kingdom of Morocco, 5.500%, 12/11/42	USD	600	665,250

Mozambique | 0.5%
Mozambique International Bonds, 10.500%, 01/18/23	USD	1,913	1,394,099

Namibia | 0.2%
Republic of Namibia, 5.250%, 10/29/25 (b)	USD	495	509,231

Nigeria | 0.5%
Republic of Nigeria:
7.875%, 02/16/32	USD	790	857,150
7.875%, 02/16/32 (b)	USD	610	661,850
			1,519,000
Oman | 0.6%
Oman Government International Bonds:
6.500%, 03/08/47	USD	405	413,100
6.500%, 03/08/47 (b)	USD	1,110	1,132,768
			1,545,868
Pakistan | 0.5%
Islamic Republic of Pakistan:
7.250%, 04/15/19	USD	240	252,552
8.250%, 04/15/24	USD	935	1,061,954
			1,314,506
Panama | 0.6%
Republic of Panama, 4.300%, 04/29/53	USD	1,665	1,635,863

Paraguay | 1.0%
Republic of Paraguay:
4.625%, 01/25/23	USD	1,310	1,368,950
5.000%, 04/15/26	USD	235	249,311
5.000%, 04/15/26 (b)	USD	415	438,344
4.700%, 03/27/27 (b)	USD	680	698,700
6.100%, 08/11/44	USD	130	144,300
			2,899,605

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Peru | 2.3%
Republic of Peru:
6.950%, 08/12/31	PEN	5,730	$1,946,606
6.900%, 08/12/37	PEN	10,250	3,444,022
5.625%, 11/18/50	USD	885	1,074,169
			6,464,797
Philippines | 0.2%
Republic of Philippines, 3.625%, 09/09/25	PHP	29,000	542,457

Poland | 3.1%
Poland Government Bonds:
0.000%, 10/25/18	PLN	14,330	3,782,611
1.500%, 04/25/20	PLN	2,690	714,166
5.250%, 10/25/20	PLN	1,900	561,906
3.250%, 07/25/25	PLN	13,670	3,723,675
			8,782,358
Qatar | 0.2%
Qatar Government International Bonds, 4.625%, 06/02/46	USD	485	491,063

Romania | 0.3%
Romania Government Bonds, 5.950%, 06/11/21	RON	2,500	708,706

Russia | 4.9%
Russia Foreign Bonds:
4.750%, 05/27/26 (b)	USD	600	626,400
12.750%, 06/24/28	USD	435	760,162
5.625%, 04/04/42	USD	600	649,200
Russia Government Bonds - OFZ:
7.500%, 08/18/21	RUB	191,610	3,205,695
7.000%, 08/16/23	RUB	41,370	676,834
7.750%, 09/16/26	RUB	176,540	2,995,148
7.050%, 01/19/28	RUB	162,900	2,626,840
8.500%, 09/17/31	RUB	111,820	2,011,186
			13,551,465
Senegal | 0.2%
Republic of Senegal:
6.250%, 07/30/24	USD	290	305,588
6.250%, 05/23/33 (b)	USD	250	253,125
			558,713
Description	Security Currency	Principal Amount (000)	Fair Value

South Africa | 5.1%
Republic of South Africa:
7.750%, 02/28/23	ZAR	16,957	$1,271,732
5.875%, 09/16/25	USD	410	440,750
10.500%, 12/21/26	ZAR	63,460	5,379,757
4.300%, 10/12/28	USD	210	196,169
8.250%, 03/31/32	ZAR	49,610	3,419,315
8.500%, 01/31/37	ZAR	19,320	1,309,615
5.375%, 07/24/44	USD	1,080	1,050,840
8.750%, 02/28/48	ZAR	16,680	1,137,341
			14,205,519
Sri Lanka | 1.1%
Republic of Sri Lanka:
6.250%, 07/27/21	USD	210	222,338
5.750%, 01/18/22 (b)	USD	470	485,863
5.750%, 01/18/22	USD	200	207,049
5.875%, 07/25/22	USD	200	206,500
6.125%, 06/03/25	USD	535	545,031
6.850%, 11/03/25	USD	235	247,631
6.850%, 11/03/25 (b)	USD	1,040	1,095,900
			3,010,312
Suriname | 0.1%
Republic of Suriname, 9.250%, 10/26/26 (b)	USD	150	153,750

Thailand | 1.1%
Thailand Government Bonds:
3.625%, 06/16/23	THB	4,210	133,747
3.850%, 12/12/25	THB	32,723	1,058,890
3.580%, 12/17/27	THB	18,170	580,460
4.875%, 06/22/29	THB	34,800	1,243,460
			3,016,557
Turkey | 6.3%
Hazine Mustesarligi Varlik Kiralama AS, 5.004%, 04/06/23 (b)	USD	270	275,400
Republic of Turkey:
6.250%, 09/26/22	USD	265	287,907
7.375%, 02/05/25	USD	115	133,256
4.875%, 10/09/26	USD	680	670,630
6.875%, 03/17/36	USD	625	703,125
6.000%, 01/14/41	USD	315	322,875
4.875%, 04/16/43	USD	920	815,350
6.625%, 02/17/45	USD	2,500	2,759,375
5.750%, 05/11/47	USD	385	376,337
Turkey Government Bonds:
8.500%, 07/10/19	TRY	14,780	4,027,434

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

10.700%, 02/17/21	TRY	9,260	$2,641,052
7.100%, 03/08/23	TRY	3,890	953,028
9.000%, 07/24/24	TRY	4,460	1,187,744
8.000%, 03/12/25	TRY	9,910	2,480,704
			17,634,217
Ukraine | 2.1%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	1,375	1,419,000
7.750%, 09/01/19 (b)	USD	36	37,152
7.750%, 09/01/20	USD	1,640	1,678,950
7.750%, 09/01/20 (b)	USD	182	186,323
7.750%, 09/01/21	USD	865	878,407
7.750%, 09/01/22	USD	890	894,450
7.750%, 09/01/26	USD	675	655,762
			5,750,044
Uruguay | 1.5%
Republica Orient Uruguay:
9.875%, 06/20/22 (b)	UYU	10,930	395,739
5.100%, 06/18/50	USD	2,510	2,557,062
Uruguay Notas del Tesoro, 13.250%, 04/08/18	UYU	6,640	239,473
Uruguay Treasury Bills:
0.000%, 02/08/18	UYU	12,460	412,377
0.000%, 03/08/18	UYU	10,832	355,686
0.000%, 04/05/18	UYU	4,000	129,504
0.000%, 06/01/18	UYU	7,320	233,481
			4,323,322
Venezuela | 0.7%
Republic of Venezuela:
13.625%, 08/15/18	USD	55	41,553
7.000%, 12/01/18	USD	169	109,005
7.750%, 10/13/19	USD	245	124,337
6.000%, 12/09/20	USD	121	54,148
12.750%, 08/23/22	USD	290	158,050
9.000%, 05/07/23	USD	301	133,945
8.250%, 10/13/24	USD	427	185,745
7.650%, 04/21/25	USD	270	114,750
11.750%, 10/21/26	USD	491	250,410
9.250%, 09/15/27	USD	435	215,325
9.250%, 05/07/28	USD	518	229,215
11.950%, 08/05/31	USD	392	196,980
9.375%, 01/13/34	USD	296	133,496
7.000%, 03/31/38	USD	170	71,400
			2,018,359
Description	Security Currency	Principal Amount (000)	Fair Value

Zambia | 0.5%
Republic of Zambia:
5.375%, 09/20/22	USD	215	$201,294
8.500%, 04/14/24	USD	1,245	1,297,912
			1,499,206
Total Foreign Government Obligations (Cost $225,344,445)			227,769,623

Quasi Government Bonds | 6.3%

Azerbaijan | 0.1%
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/23	USD	330	318,046

Brazil | 0.2%
Caixa Economica Federal,
3.500%, 11/07/22	USD	290	279,125
7.250%, 07/23/24 (e)	USD	270	271,701
			550,826
Ecuador | 0.1%
EP Petroecuador, 6.925%, 09/24/19 (e)	USD	272	271,687

Indonesia | 0.7%
Perusahaan Listrik Negara PT, 5.250%, 05/15/47 (b)	USD	670	671,254
PT Pertamina Persero:
6.000%, 05/03/42	USD	630	680,400
5.625%, 05/20/43	USD	660	682,730
			2,034,384
Kazakhstan | 0.0%
Kazakhstan Temir Zholy National Co. JSC, 6.375%, 10/06/20	USD	1	1,074

Mexico | 1.3%
Banco Nacional de Comercio Exterior SNC, 3.800%, 08/11/26 (b), (e)	USD	640	640,000
Comision Federal de Electricidad, 4.750%, 02/23/27 (b)	USD	380	390,925

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Petroleos Mexicanos:
4.878%, 03/11/22 (b), (e)	USD	635	$684,848
5.375%, 03/13/22 (b)	USD	635	668,496
5.500%, 06/27/44	USD	1,525	1,340,475
			3,724,744
Oman | 0.4%
Lamar Funding, Ltd., 3.958%, 05/07/25	USD	1,185	1,110,938

Peru | 0.3%
Corp. Financiera de Desarrollo SA, 4.750%, 07/15/25	USD	655	701,669
Petroleos del Peru SA, 5.625%, 06/19/47 (b)	USD	230	232,300
			933,969
Russia | 0.2%
Russian Railways via RZD Capital PLC, 5.700%, 04/05/22	USD	550	589,232

South Africa | 1.0%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	1,170	1,183,455
6.750%, 08/06/23	USD	950	968,050
7.850%, 04/02/26	ZAR	9,000	602,091
			2,753,596
Tunisia | 0.1%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25	USD	360	345,600

Turkey | 0.6%
Export Credit Bank of Turkey, 5.375%, 02/08/21	USD	1,265	1,302,950
TC Ziraat Bankasi AS, 4.750%, 04/29/21	USD	280	281,582
			1,584,532
Ukraine | 0.7%
Ukreximbank Via Biz Finance PLC:
9.625%, 04/27/22	USD	265	272,950
9.750%, 01/22/25	USD	1,495	1,528,488
			1,801,438
Description	Security Currency	Principal Amount (000)	Fair Value

Venezuela | 0.6%
Petroleos de Venezuela SA:
8.500%, 10/27/20	USD	294	$211,974
9.000%, 11/17/21	USD	325	158,438
12.750%, 02/17/22	USD	273	152,880
6.000%, 05/16/24	USD	615	231,548
6.000%, 11/15/26	USD	774	282,897
5.375%, 04/12/27	USD	578	208,080
9.750%, 05/17/35	USD	561	258,901
5.500%, 04/12/37	USD	290	102,950
			1,607,668
Total Quasi Government Bonds (Cost $17,905,904)			17,627,734

Description	Shares	Fair Value

Short-Term Investments | 5.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $15,481,796)	15,481,796	$15,481,796

Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.1%
USD vs INR Sep 17 66.5 Call, Expires 09/27/17	JPMS	54,800	$29,044
USD vs MXN Aug 17 18.5 Put, Expires 08/04/17	JPMS	122,600	284,432
USD vs MYR Aug 17 4.35 Put, Expires 08/28/17	JPMS	77,300	122,907

Total Purchased Options (Cost $269,024)			436,383

Total Investments | 99.7% (Cost $274,992,675) (d), (h)			$277,963,439

Cash and Other Assets in Excess of Liabilities | 0.3%			751,067

Net Assets | 100.0%			$278,714,506

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	986,125	USD	57,500	CIT	07/10/17	$1,675	$—
ARS	2,538,200	USD	148,000	CIT	07/10/17	4,313	—
ARS	2,582,600	USD	148,000	CIT	07/10/17	6,977	—
ARS	2,580,000	USD	150,000	CIT	07/11/17	4,742	—
ARS	3,818,543	USD	228,382	CIT	08/01/17	—	1,777
ARS	6,834,930	USD	411,000	CIT	09/05/17	—	12,740
ARS	7,370,400	USD	444,000	CIT	09/05/17	—	14,540
ARS	37,783,810	USD	2,255,750	CIT	09/19/17	—	70,791
ARS	6,106,925	USD	352,492	JPM	10/02/17	—	1,802
ARS	2,580,000	USD	147,936	JPM	10/12/17	—	487
BRL	1,129,514	USD	342,568	BRC	07/10/17	—	2,013
BRL	1,506,018	USD	448,487	BRC	09/15/17	—	518
BRL	2,092,048	USD	623,283	BRC	09/15/17	—	998
BRL	1,129,514	USD	342,256	CIT	07/10/17	—	1,701
BRL	2,092,046	USD	623,226	CIT	09/15/17	—	942
BRL	1,129,512	USD	342,349	JPM	07/10/17	—	1,795
BRL	1,506,018	USD	448,487	JPM	09/15/17	—	518
BRL	2,092,048	USD	623,468	JPM	09/15/17	—	1,184
BRL	1,129,514	USD	342,412	SCB	07/10/17	—	1,857
BRL	638,400	USD	190,000	SCB	09/15/17	—	106
BRL	1,506,018	USD	448,714	SCB	09/15/17	—	745
BRL	2,092,048	USD	623,375	SCB	09/15/17	—	1,091
BRL	1,942,358	USD	574,322	SCB	10/03/17	1,546	—
BRL	3,939,760	USD	1,157,255	SCB	10/03/17	10,800	—
CAD	796,767	USD	602,972	BRC	07/05/17	11,438	—
CAD	796,767	USD	603,749	BRC	07/05/17	10,662	—
CAD	796,766	USD	603,254	CIT	07/05/17	11,155	—
CAD	796,766	USD	603,877	CIT	07/05/17	10,533	—
CAD	235,394	USD	177,408	JPM	07/05/17	4,111	—
CAD	796,767	USD	603,063	JPM	07/05/17	11,347	—
CAD	796,767	USD	603,749	JPM	07/05/17	10,662	—
CAD	796,767	USD	602,926	SCB	07/05/17	11,484	—
CAD	796,767	USD	603,611	SCB	07/05/17	10,799	—
CLP	250,635,000	USD	372,000	BRC	11/24/17	3,894	—
CLP	333,445,000	USD	490,000	BRC	11/24/17	10,089	—
CLP	250,356,000	USD	372,000	CIT	11/24/17	3,475	—
COP	1,294,896,270	USD	440,591	BRC	09/13/17	—	19,536
COP	1,294,896,270	USD	440,846	CIT	09/13/17	—	19,791
COP	1,294,896,270	USD	440,816	JPM	09/13/17	—	19,761
COP	1,294,896,270	USD	440,966	SCB	09/13/17	—	19,911
CZK	7,867,776	USD	337,311	BOA	11/03/17	9,511	—
CZK	7,867,776	USD	337,311	BRC	11/03/17	9,511	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CZK	32,672,014	USD	1,340,000	BRC	11/03/17	$100,225	$—
CZK	15,746,148	USD	680,000	SCB	12/04/17	15,965	—
HUF	62,412	USD	227	BOA	07/19/17	4	—
HUF	268,696,810	USD	981,935	BRC	07/19/17	12,293	—
HUF	268,696,810	USD	981,946	BRC	07/19/17	12,283	—
HUF	268,696,810	USD	981,900	SCB	07/19/17	12,329	—
IDR	1,181,885,492	USD	80,951	BRC	11/27/17	6,239	—
IDR	1,183,598,492	USD	81,375	BRC	11/27/17	5,942	—
IDR	1,183,598,492	USD	81,319	BRC	11/27/17	5,997	—
IDR	3,495,163,916	USD	236,303	BRC	11/27/17	21,542	—
IDR	1,758,932,382	USD	119,696	BRC	12/04/17	9,966	—
IDR	1,758,932,382	USD	119,982	BRC	12/04/17	9,680	—
IDR	2,970,541,910	USD	208,899	BRC	12/13/17	9,865	—
IDR	3,481,660,980	USD	244,929	BRC	12/13/17	11,476	—
IDR	4,663,694,640	USD	329,473	BRC	12/13/17	13,982	—
IDR	3,463,076,484	USD	242,682	BRC	12/14/17	12,327	—
IDR	49,496,392	USD	3,438	BRC	12/27/17	201	—
IDR	3,463,076,484	USD	240,425	BRC	12/27/17	14,227	—
IDR	4,160,167,116	USD	288,951	BRC	12/27/17	16,960	—
IDR	4,519,497,530	USD	313,876	BRC	12/27/17	18,457	—
IDR	17,409,600,000	USD	1,240,000	BRC	12/27/17	40,184	—
IDR	787,199,695	USD	55,534	BRC	01/05/18	2,295	—
IDR	1,345,140,199	USD	94,795	BRC	01/05/18	4,022	—
IDR	1,530,229,664	USD	107,953	BRC	01/05/18	4,461	—
IDR	1,821,047,253	USD	132,778	BRC	01/05/18	1,000	—
IDR	3,956,043,386	USD	279,777	BRC	01/05/18	10,842	—
IDR	3,868,555,224	USD	272,242	BRC	01/08/18	11,880	—
IDR	4,147,970,000	USD	302,000	BRC	01/08/18	2,643	—
IDR	7,573,887,656	USD	543,515	BRC	01/08/18	12,740	—
IDR	470,249,986	USD	34,138	BRC	03/20/18	200	—
IDR	1,998,039,428	USD	140,776	CIT	12/15/17	6,336	—
IDR	5,720,399,663	USD	402,137	CIT	12/15/17	19,048	—
IDR	7,905,986,130	USD	549,599	CIT	12/20/17	32,193	—
IDR	4,648,750,990	USD	324,294	CIT	12/21/17	17,765	—
IDR	6,893,584,028	USD	480,724	CIT	12/21/17	26,512	—
IDR	1,933,997,070	USD	134,259	CIT	12/27/17	7,954	—
IDR	1,941,599,724	USD	134,974	CIT	12/27/17	7,798	—
IDR	4,641,509,626	USD	321,768	CIT	12/27/17	19,537	—
IDR	7,718,439,091	USD	535,668	CIT	12/27/17	31,894	—
IDR	7,905,986,130	USD	548,912	CIT	12/27/17	32,440	—
IDR	11,542,335,018	USD	801,551	CIT	12/27/17	47,194	—
IDR	1,881,865,525	USD	137,222	CIT	01/05/18	1,023	—
IDR	1,929,085,187	USD	136,061	CIT	01/05/18	5,654	—
IDR	5,219,910,437	USD	368,508	CIT	01/05/18	14,957	—

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	6,236,713,482	USD	439,761	CIT	01/05/18	$18,399	$—
IDR	11,152,379,368	USD	786,047	CIT	01/05/18	33,228	—
IDR	12,730,560,000	USD	894,000	CIT	01/05/18	41,211	—
IDR	5,795,816,130	USD	406,867	CIT	01/08/18	18,801	—
IDR	11,575,279,472	USD	812,528	CIT	01/08/18	37,605	—
IDR	4,966,950,788	USD	339,853	JPM	12/04/17	26,292	—
IDR	3,253,670,937	USD	226,816	JPM	12/22/17	12,566	—
IDR	33,065,552	USD	2,301	JPM	12/27/17	131	—
IDR	3,253,670,937	USD	226,059	JPM	12/27/17	13,194	—
IDR	3,885,945,948	USD	269,296	JPM	12/27/17	16,450	—
IDR	2,422,577,808	USD	170,905	JPM	01/05/18	7,062	—
IDR	2,548,455,691	USD	179,722	JPM	01/05/18	7,493	—
IDR	4,268,189,847	USD	301,716	JPM	01/05/18	11,834	—
IDR	8,669,303,615	USD	621,678	JPM	01/08/18	15,029	—
IDR	2,561,179,325	USD	185,862	JPM	03/20/18	1,157	—
IDR	2,925,300,000	USD	210,000	JPM	03/20/18	3,608	—
IDR	4,998,722,517	USD	351,528	SCB	12/15/17	16,521	—
IDR	3,938,200,000	USD	290,000	SCB	12/18/17	—	130
IDR	3,872,854,298	USD	268,389	SCB	12/27/17	16,394	—
IDR	4,004,739,672	USD	278,688	SCB	12/27/17	15,794	—
IDR	4,998,722,517	USD	346,580	SCB	12/27/17	20,992	—
IDR	7,085,400,000	USD	490,000	SCB	12/27/17	31,012	—
IDR	4,077,400,000	USD	290,000	SCB	01/05/18	9,534	—
IDR	12,882,540,000	USD	894,000	SCB	01/05/18	52,376	—
IDR	9,960,825,372	USD	714,806	SCB	01/08/18	16,756	—
IDR	2,548,455,691	USD	179,722	UBS	01/05/18	7,493	—
INR	157,594,664	USD	2,303,005	BRC	08/16/17	122,049	—
INR	9,362,800	USD	142,400	BRC	01/05/18	—	877
INR	12,514,410	USD	189,900	BRC	01/05/18	—	739
INR	12,763,668	USD	193,800	BRC	01/05/18	—	871
INR	12,334,800	USD	190,000	JPM	08/16/17	—	193
INR	37,942,031	USD	554,384	JPM	08/16/17	29,465	—
INR	356,838,530	USD	5,480,000	JPM	09/29/17	—	19,996
INR	9,375,616	USD	142,400	JPM	01/05/18	—	683
INR	26,226,079	USD	397,800	JPM	01/05/18	—	1,381
INR	35,767,475	USD	522,611	SCB	08/16/17	27,776	—
INR	12,503,016	USD	189,900	SCB	01/05/18	—	911
INR	12,761,730	USD	193,800	SCB	01/05/18	—	901
KRW	659,948,011	USD	577,509	BRC	07/06/17	—	701
KRW	659,948,011	USD	577,231	BRC	07/06/17	—	423
KRW	659,948,010	USD	576,878	CIT	07/06/17	—	70
KRW	659,948,011	USD	577,483	CIT	07/06/17	—	676
KRW	659,948,011	USD	577,635	JPM	07/06/17	—	827
KRW	659,948,011	USD	577,130	JPM	07/06/17	—	322

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

KRW	659,948,011	USD	577,736	SCB	07/06/17	$—	$928
KRW	659,948,011	USD	577,382	SCB	07/06/17	—	575
MXN	178,923	USD	9,907	BOA	07/19/17	—	70
MXN	2,195,366	USD	120,180	BOA	07/19/17	516	—
MXN	2,195,367	USD	120,180	BRC	07/19/17	516	—
MXN	2,195,367	USD	120,146	JPM	07/19/17	550	—
MXN	2,195,367	USD	120,179	SCB	07/19/17	517	—
PEN	364,210	USD	110,000	BRC	07/19/17	2,092	—
PEN	509,652	USD	156,000	BRC	07/19/17	855	—
PEN	511,025	USD	156,000	BRC	07/19/17	1,278	—
PEN	511,212	USD	156,000	BRC	07/19/17	1,335	—
PEN	511,524	USD	156,000	BRC	07/19/17	1,431	—
PEN	511,758	USD	156,000	BRC	07/19/17	1,503	—
PEN	511,836	USD	156,000	BRC	07/19/17	1,527	—
PEN	513,240	USD	156,000	BRC	07/19/17	1,959	—
PEN	516,360	USD	156,000	BRC	07/19/17	2,919	—
PEN	935,538	USD	282,001	BRC	07/19/17	5,929	—
PEN	3,800,146	USD	1,110,000	BRC	07/19/17	59,566	—
PEN	511,290	USD	156,000	JPM	07/19/17	1,359	—
PEN	512,772	USD	156,000	JPM	07/19/17	1,815	—
PEN	512,772	USD	156,000	JPM	07/19/17	1,815	—
PEN	513,864	USD	156,000	JPM	07/19/17	2,151	—
PLN	5,403,074	USD	1,448,429	BOA	07/19/17	9,534	—
PLN	5,403,076	USD	1,447,044	BRC	07/19/17	10,919	—
PLN	5,403,076	USD	1,447,043	CIT	07/19/17	10,921	—
PLN	5,403,076	USD	1,447,378	JPM	07/19/17	10,586	—
PLN	40,350	USD	10,692	SCB	07/19/17	196	—
PLN	5,403,076	USD	1,446,878	SCB	07/19/17	11,086	—
RON	148,750	USD	36,210	BOA	07/19/17	1,073	—
RON	9,580,858	USD	2,320,000	BRC	07/19/17	81,401	—
RON	4,605,650	USD	1,091,076	CIT	07/19/17	63,311	—
RUB	25,775,865	USD	450,000	BRC	07/10/17	—	13,398
RUB	25,940,250	USD	450,000	BRC	07/10/17	—	10,614
RUB	29,048,199	USD	504,427	BRC	07/10/17	—	12,398
RUB	51,716,115	USD	898,512	BRC	07/19/17	—	24,091
RUB	104,043,247	USD	1,721,644	BRC	10/05/17	9,770	—
RUB	29,048,200	USD	504,440	CIT	07/10/17	—	12,411
RUB	29,048,199	USD	504,458	SCB	07/10/17	—	12,428
RUB	15,992,100	USD	270,000	SCB	07/19/17	396	—
RUB	29,048,199	USD	504,633	UBS	07/10/17	—	12,604
THB	18,204,296	USD	526,288	BRC	07/20/17	9,605	—
THB	13,908,266	USD	410,000	SCB	07/20/17	—	572
TRY	2,349,426	USD	648,923	BOA	09/19/17	4,407	—
TRY	106,406	USD	27,733	BOA	01/31/18	823	—

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

TRY	986,420	USD	256,466	BOA	01/31/18	$8,260	$—
TRY	1,142,595	USD	300,335	BOA	01/31/18	6,304	—
TRY	2,376,232	USD	624,617	BOA	01/31/18	13,093	—
TRY	2,475,897	USD	647,446	BOA	01/31/18	17,012	—
TRY	3,438,092	USD	893,824	BOA	01/31/18	28,859	—
TRY	2,349,426	USD	649,102	BRC	09/19/17	4,227	—
TRY	2,349,425	USD	648,923	JPM	09/19/17	4,407	—
TRY	1,077,750	USD	300,000	SCB	09/19/17	—	299
TRY	2,349,426	USD	648,735	SCB	09/19/17	4,595	—
TWD	17,573,597	USD	577,130	BRC	07/06/17	588	—
TWD	17,573,597	USD	576,770	CIT	07/06/17	948	—
TWD	35,147,194	USD	1,153,123	CIT	07/06/17	2,312	—
TWD	17,292,951	USD	568,006	JPM	07/06/17	486	—
TWD	17,573,597	USD	577,414	JPM	07/06/17	304	—
TWD	17,573,597	USD	577,130	SCB	07/06/17	588	—
TWD	17,854,243	USD	586,732	UBS	07/06/17	212	—
USD	366,672	ARS	6,106,925	JPM	07/10/17	207	—
USD	154,723	ARS	2,580,000	JPM	07/11/17	—	19
USD	454,716	BRL	1,506,018	BRC	07/10/17	642	—
USD	547,126	BRL	1,847,646	BRC	11/03/17	2,026	—
USD	419,246	BRL	1,468,619	BRC	02/09/18	—	7,481
USD	454,716	BRL	1,506,018	JPM	07/10/17	642	—
USD	683,822	BRL	2,402,610	JPM	02/09/18	—	14,288
USD	454,990	BRL	1,506,018	SCB	07/10/17	917	—
USD	3,602,052	BRL	11,566,549	SCB	10/03/17	172,816	—
USD	388,392	BRL	1,311,794	SCB	11/03/17	1,381	—
USD	1,081,073	BRL	3,675,217	SCB	11/03/17	—	3,206
USD	1,083,927	BRL	3,590,292	SCB	11/03/17	24,703	—
USD	193,109	BRL	676,308	SCB	02/09/18	—	3,401
USD	1,544,481	BRL	5,214,942	UBS	11/03/17	5,946	—
USD	683,822	BRL	2,402,063	UBS	02/09/18	—	14,129
USD	105,660	CAD	139,123	BRC	07/05/17	—	1,621
USD	143,776	CAD	191,881	BRC	07/05/17	—	4,188
USD	158,102	CAD	216,210	BRC	07/05/17	—	8,624
USD	276,128	CAD	367,750	BRC	07/05/17	—	7,455
USD	288,043	CAD	382,021	BRC	07/05/17	—	6,545
USD	575,005	CAD	762,893	BRC	07/05/17	—	13,284
USD	663,208	CAD	874,639	BRC	07/05/17	—	11,252
USD	603,932	CAD	796,767	BRC	10/05/17	—	11,356
USD	604,764	CAD	796,767	BRC	10/12/17	—	10,569
USD	467,872	CAD	622,665	CIT	07/05/17	—	12,283
USD	604,215	CAD	796,766	CIT	10/05/17	—	11,072
USD	604,907	CAD	796,766	CIT	10/12/17	—	10,425
USD	192,286	CAD	262,952	JPM	07/05/17	—	10,485

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	352,550	CAD	470,788	JPM	07/05/17	$—	$10,488
USD	455,957	CAD	604,782	JPM	07/05/17	—	10,407
USD	604,000	CAD	796,767	JPM	10/05/17	—	11,288
USD	604,775	CAD	796,767	JPM	10/12/17	—	10,558
USD	159,613	CAD	218,290	SCB	07/05/17	—	8,717
USD	210,000	CAD	273,529	SCB	07/05/17	—	926
USD	603,863	CAD	796,767	SCB	10/05/17	—	11,425
USD	604,624	CAD	796,767	SCB	10/12/17	—	10,709
USD	116,792	CAD	153,994	UBS	07/05/17	—	1,957
USD	168,724	CAD	225,128	UBS	07/05/17	—	4,879
USD	638,340	CAD	842,883	UBS	07/05/17	—	11,632
USD	371,458	CLP	247,093,853	BOA	11/24/17	875	—
USD	322,443	CLP	215,214,908	BRC	11/24/17	—	328
USD	371,933	CLP	247,093,854	BRC	11/24/17	1,350	—
USD	105,768	COP	327,667,746	BRC	09/13/17	—	779
USD	129,232	COP	400,879,184	UBS	09/13/17	—	1,119
USD	121,189	HUF	34,617,618	BRC	11/06/17	—	7,534
USD	292,798	HUF	83,526,344	BRC	11/06/17	—	17,790
USD	586,314	HUF	167,052,688	BRC	11/06/17	—	34,860
USD	168,811	HUF	48,192,184	CIT	11/06/17	—	10,388
USD	292,808	HUF	83,526,345	CIT	11/06/17	—	17,780
USD	586,253	HUF	167,052,690	CIT	11/06/17	—	34,922
USD	586,296	HUF	167,052,688	CIT	11/06/17	—	34,879
USD	292,808	HUF	83,526,344	SCB	11/06/17	—	17,780
USD	585,944	HUF	167,052,688	SCB	11/06/17	—	35,230
USD	292,910	HUF	83,526,344	UBS	11/06/17	—	17,677
USD	292,910	HUF	83,526,344	UBS	11/06/17	—	17,677
USD	586,211	HUF	167,052,688	UBS	11/06/17	—	34,963
USD	3,454	IDR	49,496,392	BRC	11/27/17	—	197
USD	490,000	IDR	6,994,750,000	BRC	11/27/17	—	26,017
USD	314,465	IDR	4,519,497,530	BRC	12/13/17	—	18,371
USD	240,826	IDR	3,463,076,484	BRC	12/14/17	—	14,183
USD	230,000	IDR	3,133,750,000	BRC	12/18/17	—	659
USD	1,250,000	IDR	17,525,000,000	BRC	12/18/17	—	39,923
USD	913,517	IDR	12,400,986,801	BRC	12/27/17	1,632	—
USD	913,517	IDR	12,400,986,801	BRC	12/27/17	1,632	—
USD	112,200	IDR	1,523,115,000	BRC	01/05/18	309	—
USD	149,600	IDR	2,034,934,000	BRC	01/05/18	110	—
USD	150,715	IDR	2,050,472,541	BRC	01/05/18	83	—
USD	152,000	IDR	2,065,376,000	BRC	01/05/18	274	—
USD	2,437,364	IDR	33,360,205,722	BRC	01/08/18	—	12,740
USD	536,618	IDR	7,718,439,091	CIT	12/15/17	—	31,680
USD	549,408	IDR	7,905,986,130	CIT	12/20/17	—	32,384
USD	802,108	IDR	11,542,335,018	CIT	12/21/17	—	47,187

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	195,624	IDR	2,661,464,520	CIT	01/05/18	$108	$—
USD	1,542,636	IDR	21,118,682,185	CIT	01/08/18	—	8,403
USD	2,308	IDR	33,065,552	JPM	12/04/17	—	129
USD	590,000	IDR	8,451,750,000	JPM	12/04/17	—	33,031
USD	226,185	IDR	3,253,670,937	JPM	12/22/17	—	13,197
USD	914,190	IDR	12,400,986,799	JPM	12/27/17	2,305	—
USD	112,200	IDR	1,525,920,000	JPM	01/05/18	103	—
USD	460,000	IDR	6,596,400,000	SCB	12/13/17	—	25,788
USD	347,134	IDR	4,998,722,517	SCB	12/15/17	—	20,915
USD	914,123	IDR	12,400,986,801	SCB	12/27/17	2,238	—
USD	136,061	IDR	1,852,475,416	SCB	01/05/18	—	25
USD	149,600	IDR	2,033,812,000	SCB	01/05/18	192	—
USD	152,000	IDR	2,065,680,000	SCB	01/05/18	251	—
USD	850,000	INR	55,326,500	BRC	08/16/17	—	1,360
USD	106,141	KRW	127,051,112	BRC	07/06/17	—	4,904
USD	194,666	KRW	234,794,743	BRC	07/06/17	—	10,549
USD	367,974	KRW	440,795,947	BRC	07/06/17	—	17,291
USD	390,228	KRW	469,760,886	BRC	07/06/17	—	20,352
USD	579,222	KRW	659,948,011	BRC	01/08/18	577	—
USD	578,912	KRW	659,948,011	BRC	01/12/18	237	—
USD	170,369	KRW	200,405,419	CIT	07/06/17	—	4,789
USD	179,886	KRW	216,726,400	CIT	07/06/17	—	9,537
USD	353,218	KRW	421,918,901	CIT	07/06/17	—	15,548
USD	362,365	KRW	431,069,808	CIT	07/06/17	—	14,398
USD	579,181	KRW	659,948,011	CIT	01/08/18	536	—
USD	578,547	KRW	659,948,010	CIT	01/12/18	—	129
USD	100,927	KRW	114,855,097	JPM	07/06/17	542	—
USD	179,886	KRW	216,384,617	JPM	07/06/17	—	9,239
USD	181,183	KRW	215,716,087	JPM	07/06/17	—	7,358
USD	284,641	KRW	340,451,080	JPM	07/06/17	—	12,920
USD	361,482	KRW	435,802,859	JPM	07/06/17	—	19,418
USD	376,026	KRW	450,479,256	JPM	07/06/17	—	17,702
USD	579,334	KRW	659,948,011	JPM	01/08/18	689	—
USD	578,810	KRW	659,948,011	JPM	01/12/18	135	—
USD	129,631	KRW	152,484,581	SCB	07/06/17	—	3,644
USD	139,073	KRW	158,306,625	SCB	07/06/17	710	—
USD	160,000	KRW	184,400,000	SCB	07/06/17	—	1,169
USD	190,481	KRW	229,710,943	SCB	07/06/17	—	10,291
USD	200,452	KRW	238,469,726	SCB	07/06/17	—	7,975
USD	579,410	KRW	659,948,011	SCB	01/08/18	765	—
USD	579,054	KRW	659,948,011	SCB	01/12/18	379	—
USD	873,678	MYR	3,726,499	SCB	07/19/17	6,077	—
USD	1,930,000	PEN	6,317,855	BRC	07/19/17	—	14,439
USD	1,220,801	PEN	4,078,698	BRC	11/09/17	—	19,711

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	749,199	PEN	2,504,196	JPM	11/09/17	$—	$12,438
USD	500,000	PLN	1,854,500	SCB	07/19/17	—	417
USD	311,472	RON	1,316,501	BRC	07/19/17	—	18,503
USD	451,220	RON	1,889,569	BRC	07/19/17	—	22,393
USD	808,780	RON	3,393,237	JPM	07/19/17	—	41,720
USD	730,599	RUB	41,856,025	BOA	07/19/17	22,894	—
USD	900,193	RUB	51,716,115	BRC	07/10/17	24,206	—
USD	1,752,160	RUB	104,043,247	BRC	07/10/17	—	10,165
USD	198,579	RUB	11,764,841	BRC	07/19/17	—	342
USD	214,449	RUB	12,695,368	BRC	07/19/17	—	206
USD	337,491	RUB	20,188,850	BRC	07/19/17	—	3,864
USD	730,854	RUB	41,856,025	BRC	07/19/17	23,149	—
USD	730,357	RUB	41,856,024	CIT	07/19/17	22,651	—
USD	210,000	RUB	12,149,550	JPM	07/10/17	4,206	—
USD	730,478	RUB	41,856,025	JPM	07/19/17	22,772	—
USD	168,371	RUB	10,094,425	SCB	07/19/17	—	2,307
USD	337,397	RUB	20,188,850	SCB	07/19/17	—	3,958
USD	730,733	RUB	41,856,025	SCB	07/19/17	23,027	—
USD	140,000	THB	4,767,350	SCB	07/20/17	—	340
USD	260,000	THB	9,002,500	SCB	07/20/17	—	5,013
USD	230,000	TRY	828,209	SCB	09/19/17	—	309
USD	347,587	TRY	1,249,748	SCB	09/19/17	56	—
USD	128,998	TWD	3,888,648	BRC	07/06/17	1,162	—
USD	144,830	TWD	4,554,180	BRC	07/06/17	—	4,885
USD	158,252	TWD	5,043,492	BRC	07/06/17	—	7,549
USD	161,303	TWD	5,156,046	BRC	07/06/17	—	8,198
USD	323,059	TWD	10,282,964	BRC	07/06/17	—	14,985
USD	579,031	TWD	17,573,597	BRC	01/08/18	—	3,224
USD	61,002	TWD	1,838,597	CIT	07/06/17	560	—
USD	578,498	TWD	17,573,597	CIT	01/08/18	—	3,758
USD	1,155,816	TWD	35,147,194	CIT	01/12/18	—	8,930
USD	162,670	TWD	5,114,344	JPM	07/06/17	—	5,460
USD	174,942	TWD	5,575,393	JPM	07/06/17	—	8,345
USD	175,866	TWD	5,598,691	JPM	07/06/17	—	8,187
USD	540,826	TWD	17,286,590	JPM	07/06/17	—	27,456
USD	592,564	TWD	19,110,190	JPM	07/06/17	—	35,668
USD	744,000	TWD	23,867,520	JPM	07/06/17	—	40,625
USD	579,127	TWD	17,573,597	JPM	01/08/18	—	3,129
USD	569,128	TWD	17,292,951	JPM	01/12/18	—	3,945
USD	47,871	TWD	1,531,631	SCB	07/06/17	—	2,480
USD	154,877	TWD	4,992,461	SCB	07/06/17	—	9,246
USD	190,000	TWD	5,893,800	SCB	07/06/17	—	3,754
USD	245,075	TWD	7,791,823	SCB	07/06/17	—	11,075
USD	410,806	TWD	13,062,406	SCB	07/06/17	—	18,610

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	578,840	TWD	17,573,597	SCB	01/08/18	$—	$3,415
USD	588,181	TWD	17,854,243	UBS	01/12/18	—	3,492
USD	508,131	ZAR	6,553,618	BRC	07/05/17	7,185	—
USD	371,639	ZAR	4,857,690	BRC	07/10/17	645	—
USD	1,596,218	ZAR	20,609,603	BRC	07/19/17	24,625	—
USD	509,216	ZAR	6,553,616	CIT	07/05/17	8,271	—
USD	508,703	ZAR	6,553,618	JPM	07/05/17	7,757	—
USD	371,667	ZAR	4,857,689	JPM	07/10/17	674	—
USD	509,415	ZAR	6,553,618	SCB	07/05/17	8,469	—
USD	150,000	ZAR	1,970,116	SCB	07/19/17	—	232
ZAR	5,242,894	USD	398,684	BRC	07/05/17	2,072	—
ZAR	2,949,439	USD	218,485	BRC	07/10/17	6,771	—
ZAR	3,794,388	USD	290,000	BRC	07/19/17	—	657
ZAR	2,253,144	USD	170,000	BRC	10/05/17	—	392
ZAR	4,857,690	USD	366,314	BRC	10/05/17	—	645
ZAR	6,553,618	USD	500,502	BRC	10/05/17	—	7,170
ZAR	5,242,894	USD	398,632	CIT	07/05/17	2,124	—
ZAR	6,553,616	USD	501,589	CIT	10/05/17	—	8,258
ZAR	5,242,894	USD	398,578	HSB	07/05/17	2,178	—
ZAR	5,242,894	USD	398,033	JPM	07/05/17	2,723	—
ZAR	4,045,650	USD	300,000	JPM	07/10/17	8,976	—
ZAR	4,857,689	USD	366,369	JPM	10/05/17	—	700
ZAR	6,553,618	USD	501,118	JPM	10/05/17	—	7,786
ZAR	5,242,894	USD	398,003	SCB	07/05/17	2,753	—
ZAR	2,720,290	USD	201,515	SCB	07/10/17	6,240	—
ZAR	6,553,618	USD	501,789	SCB	10/05/17	—	8,457
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$2,332,869	$1,803,308

Written Options open at June 30, 2017:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums	Fair Value

USD vs INR Sep 17 64.3 Put	JPMS	54,800	$64.30	09/27/17	$25,323	$(25,323)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 15.5%

Argentina | 0.7%
AES Argentina Generacion SA, 7.750%, 02/02/24 (b)	USD	430	$451,152
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	750	819,375
Genneia SA, 8.750%, 01/20/22 (b)	USD	330	350,896
			1,621,423
Bangladesh | 0.2%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	600	627,000

Barbados | 0.7%
Columbus Cable Barbados, Ltd., 7.375%, 03/30/21	USD	1,535	1,629,019

Brazil | 2.9%
Gerdau Trade, Inc., 4.750%, 04/15/23	USD	350	345,240
GTL Trade Finance, Inc., 5.893%, 04/29/24	USD	175	176,750
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	5,896	6,599,864
			7,121,854
Canada | 0.1%
First Quantum Minerals, Ltd., 7.000%, 02/15/21 (b)	USD	260	266,500

Chile | 1.2%
AES Gener SA, 8.375%, 12/18/73 (e)	USD	600	641,402
Empresa Electrica Angamos SA, 4.875%, 05/25/29	USD	650	661,003
Guanay Finance, Ltd., 6.000%, 12/15/20	USD	402	412,175
VTR Finance BV, 6.875%, 01/15/24	USD	1,145	1,213,700
			2,928,280
China | 0.1%
Green Dragon Gas, Ltd., 10.000%, 11/20/17 (b)	USD	400	340,000
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Colombia | 1.0%
Banco de Bogota SA, 6.250%, 05/12/26 (b)	USD	340	$362,141
Ecopetrol SA, 5.875%, 09/18/23	USD	620	677,040
Millicom International Cellular SA, 6.625%, 10/15/21	USD	440	454,300
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	905	930,340
			2,423,821
Georgia | 0.1%
BGEO Group JSC, 6.000%, 07/26/23	USD	350	355,250

Guatemala | 0.4%
Comcel Trust, 6.875%, 02/06/24	USD	985	1,047,794

Hong Kong | 0.1%
Studio City Co., Ltd., 7.250%, 11/30/21 (b)	USD	200	217,250

India | 1.1%
Greenko Dutch BV, 8.000%, 08/01/19	USD	1,040	1,083,992
JSW Steel, Ltd., 4.750%, 11/12/19	USD	320	324,400
Vedanta Resources PLC:
6.000%, 01/31/19	USD	310	320,075
8.250%, 06/07/21	USD	705	766,687
6.375%, 07/30/22 (b)	USD	225	225,720
			2,720,874
Israel | 0.3%
Altice Financing SA, 7.500%, 05/15/26 (b)	USD	615	682,650

Mexico | 1.0%
Banco Mercantil del Norte SA:
6.875%, 07/06/22 (e), (f)	USD	450	463,698
7.625%, 01/10/28 (e), (f)	USD	200	206,960
Cemex Finance LLC, 9.375%, 10/12/22	USD	1,290	1,370,625
Cemex SAB de CV, 7.750%, 04/16/26	USD	290	331,687
			2,372,970

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Explorer Total Return Portfolio (continued)

Nigeria | 0.4%
IHS Netherlands Holdco BV:
9.500%, 10/27/21	USD	200	$203,731
9.500%, 10/27/21 (b)	USD	725	738,524
			942,255
Peru | 1.2%
Cia Minera Ares SAC, 7.750%, 01/23/21	USD	1,400	1,489,250
Inkia Energy, Ltd., 8.375%, 04/04/21	USD	880	907,500
InRetail Shopping Malls, 6.500%, 07/09/21	USD	600	639,900
			3,036,650
Russia | 1.3%
Evraz Group SA, 8.250%, 04/22/20	USD	310	328,213
Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	USD	570	614,887
GTH Finance BV:
6.250%, 04/26/20	USD	300	317,295
7.250%, 04/26/23	USD	1,200	1,323,612
Sberbank of Russia, 5.500%, 02/26/24 (e)	USD	620	630,850
			3,214,857
Saudi Arabia | 0.4%
Acwa Power Management And Investments One, Ltd., 5.950%, 12/15/39 (b)	USD	875	892,609

Singapore | 0.4%
Puma International Financing SA, 6.750%, 02/01/21	USD	1,100	1,135,530

South Africa | 0.3%
MTN Mauritius Investment, Ltd., 5.373%, 02/13/22 (b)	USD	650	669,056

South Korea | 0.5%
Harvest Operations Corp., 6.875%, 10/01/17	USD	525	523,687
SK E&S Co., Ltd., 4.875%, 11/26/19 (e), (f)	USD	310	310,000
Woori Bank, 4.500%, 09/27/21 (e), (f)	USD	320	317,227
			1,150,914
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Thailand | 0.2%
PTT Exploration & Production Public Co. Ltd., 4.875%, 06/18/19 (e), (f)	USD	610	$624,351

Turkey | 0.4%
Turkiye Is Bankasi, 5.000%, 04/30/20	USD	655	659,094
Turkiye Vakiflar Bankasi TAO, 3.750%, 04/15/18	USD	320	320,000
			979,094
United Arab Emirates | 0.4%
MAF Global Securities, Ltd., 7.125%, 10/29/49 (e)	USD	910	949,812

United States | 0.1%
Sable International Finance, Ltd., 6.875%, 08/01/22 (b)	USD	220	237,600

Total Corporate Bonds (Cost $37,138,367)			38,187,413

Foreign Government Obligations | 41.9%

Argentina | 5.0%
Argentina POM Politica Monetaria, 26.250%, 06/21/20 (e)	ARS	15,600	961,727
Republic of Argentina:
22.507%, 10/09/17 (e)	ARS	10,540	629,641
22.635%, 03/01/18 (e)	ARS	19,320	1,149,575
22.750%, 03/05/18	ARS	8,050	485,105
21.200%, 09/19/18	ARS	8,040	485,910
22.421%, 03/11/19 (e)	ARS	4,030	238,801
7.500%, 04/22/26	USD	3,560	3,835,900
8.280%, 12/31/33	USD	827	914,059
7.125%, 06/28/17 (b)	USD	4,130	3,720,361
			12,421,079
Belize | 0.7%
Republic of Belize, 4.938%, 02/20/34 (g)	USD	2,733	1,677,379

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Explorer Total Return Portfolio (continued)

Brazil | 1.9%
Brazil NTN-B:
6.000%, 05/15/35	BRL	970	$906,811
6.000%, 08/15/50	BRL	2,470	2,325,973
Brazil NTN-F:
10.000%, 01/01/21	BRL	2,500	755,918
10.000%, 01/01/27	BRL	2,405	704,873
			4,693,575
Congo | 1.4%
Republic of Congo, 6.000%, 06/30/29 (g)	USD	4,203	3,404,191

Egypt | 1.5%
Arab Republic of Egypt:
8.500%, 01/31/47	USD	1,115	1,203,085
8.500%, 01/31/47 (b)	USD	2,240	2,416,960
			3,620,045
El Salvador | 1.4%
Republic of El Salvador:
7.375%, 12/01/19	USD	3,062	3,096,447
7.750%, 01/24/23	USD	470	475,288
			3,571,735
Ghana | 5.6%
Ghana Government Bonds:
23.230%, 02/19/18	GHS	490	114,326
22.490%, 04/23/18	GHS	160	37,070
23.470%, 05/21/18	GHS	420	99,483
19.040%, 09/24/18	GHS	50	11,392
Ghana Treasury Notes:
22.500%, 12/10/18	GHS	450	107,023
21.000%, 01/07/19	GHS	3,000	693,919
Republic of Ghana:
9.250%, 09/15/22	USD	5,110	5,506,025
7.875%, 08/07/23	USD	2,430	2,475,563
8.125%, 01/18/26	USD	4,574	4,659,762
			13,704,563
Hungary | 1.0%
Hungary, 7.625%, 03/29/41	USD	1,660	2,471,325

Mexico | 2.0%
United Mexican States:
4.350%, 01/15/47	USD	2,670	2,516,475
5.750%, 10/12/10	USD	2,360	2,448,500
			4,964,975
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Morocco | 0.5%
Kingdom of Morocco, 5.500%, 12/11/42	USD	1,130	$1,252,887

Mozambique | 1.6%
Mozambique International Bonds, 10.500%, 01/18/23	USD	5,308	3,868,205

Nigeria | 0.5%
Republic of Nigeria, 7.875%, 02/16/32	USD	1,100	1,193,500

Oman | 1.4%
Oman Government International Bonds, 6.500%, 03/08/47 (b)	USD	3,510	3,581,997

Panama | 0.5%
Republic of Panama, 4.300%, 04/29/53	USD	1,180	1,159,350

Paraguay | 0.5%
Republic of Paraguay:
6.100%, 08/11/44	USD	875	971,250
6.100%, 08/11/44 (b)	USD	255	283,050
			1,254,300
Peru | 2.5%
Republic of Peru, 6.350%, 08/12/28	PEN	18,940	6,198,913

Qatar | 1.0%
Qatar Government International Bonds, 4.625%, 06/02/46	USD	2,370	2,399,625

Romania | 1.0%
Romania Government Bonds, 6.125%, 01/22/44	USD	1,930	2,454,960

Russia | 4.2%
Russia Foreign Bonds:
5.625%, 04/04/42	USD	1,000	1,082,000
5.875%, 09/16/43	USD	1,400	1,568,000
Russia Government Bond - OFZ, 7.750%, 09/16/26	RUB	458,840	7,784,603
			10,434,603

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Explorer Total Return Portfolio (continued)

South Africa | 1.0%
Republic of South Africa, 10.500%, 12/21/26	ZAR	28,300	$2,399,104

Turkey | 2.9%
Republic of Turkey:
6.875%, 03/17/36	USD	1,665	1,873,125
6.750%, 05/30/40	USD	1,455	1,621,365
6.000%, 01/14/41	USD	1,810	1,855,250
6.625%, 02/17/45	USD	1,415	1,561,806
5.750%, 05/11/47	USD	300	293,250
			7,204,796
Ukraine | 2.7%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	5,435	5,608,920
7.750%, 09/01/20	USD	1,080	1,105,650
			6,714,570
Uruguay | 0.5%
Uruguay Notas del Tesoro, 13.250%, 04/08/18	UYU	5,900	212,785
Uruguay Treasury Bills:
0.000%, 09/29/17	UYU	1,350	46,218
0.000%, 11/10/17	UYU	3,210	107,976
0.000%, 02/08/18	UYU	11,810	390,865
0.000%, 03/08/18	UYU	11,147	366,030
0.000%, 04/05/18	UYU	3,530	114,287
0.000%, 06/01/18	UYU	2,570	81,973
			1,320,134
Venezuela | 0.6%
Republic of Venezuela:
8.250%, 10/13/24	USD	630	274,050
7.650%, 04/21/25	USD	650	276,250
9.250%, 05/07/28	USD	625	276,562
9.375%, 01/13/34	USD	590	266,090
7.000%, 03/31/38	USD	670	281,400
			1,374,352
Total Foreign Government Obligations (Cost $102,485,887)			103,340,163
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Quasi Government Bonds | 3.2%

Mexico | 0.9%
Petroleos Mexicanos:
5.625%, 01/23/46	USD	830	$735,795
6.750%, 09/21/47	USD	1,480	1,494,622
			2,230,417
South Africa | 1.0%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	1,320	1,335,180
6.750%, 08/06/23	USD	1,015	1,034,285
			2,369,465
Ukraine | 0.7%
Ukreximbank Via Biz Finance PLC, 9.625%, 04/27/22	USD	1,725	1,776,750

Venezuela | 0.6%
Petroleos de Venezuela SA:
6.000%, 05/16/24	USD	970	365,205
6.000%, 11/15/26	USD	1,005	367,328
5.375%, 04/12/27	USD	995	358,200
5.500%, 04/12/37	USD	1,000	355,000
			1,445,733
Total Quasi Government Bonds (Cost $7,830,437)			7,822,365

Description		Shares	Fair Value

Short-Term Investments | 39.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $96,802,952)		96,802,952	$96,802,952

Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.3%
USD vs INR Sep 17 66.5 Call, Expires 09/27/17	JPMS	49,300	$26,129
USD vs MXN Aug 17 18.5 Put, Expires 08/04/17	JPMS	227,600	528,032
USD vs MYR Aug 17 4.35 Put, Expires 08/28/17	JPMS	70,500	112,095

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

Description	Counterparty	Number of Contracts	Fair Value

Lazard Explorer Total Return Portfolio (continued)

USD vs TRY Aug 17 3.57 Put, Expires 08/23/17	JPMS	40,200	$67,134
USD vs TRY Aug 17 3.58 Put, Expires 08/21/17	JPMS	60,100	110,584

Total Purchased Options (Cost $510,706)			843,974
Description	Fair Value

Total Investments | 100.1% (Cost $244,768,349) (d), (h)	$246,996,867

Liabilities in Excess of Cash and Other Assets | (0.1)%	(323,383)

Net Assets | 100.0%	$246,673,484

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	5,016,375	USD	292,500	CIT	07/10/17	$8,523	$—
ARS	12,913,000	USD	740,000	CIT	07/10/17	34,884	—
ARS	13,720,000	USD	800,000	CIT	07/10/17	23,311	—
ARS	13,760,000	USD	800,000	CIT	07/11/17	25,291	—
ARS	5,657,750	USD	350,000	CIT	08/03/17	—	14,588
ARS	28,378,392	USD	1,680,000	CIT	10/25/17	—	67,659
ARS	28,223,000	USD	1,670,000	CIT	10/27/17	—	67,932
ARS	4,056,000	USD	240,000	CIT	11/13/17	—	11,512
ARS	22,477,000	USD	1,330,000	CIT	11/13/17	—	63,796
ARS	31,649,375	USD	1,826,804	JPM	10/02/17	—	9,341
ARS	13,760,000	USD	788,991	JPM	10/12/17	—	2,597
BRL	5,158,922	USD	1,564,637	BRC	07/10/17	—	9,192
BRL	6,832,564	USD	2,035,622	BRC	09/15/17	—	3,260
BRL	6,878,562	USD	2,048,410	BRC	09/15/17	—	2,366
BRL	5,158,922	USD	1,563,215	CIT	07/10/17	—	7,770
BRL	6,832,565	USD	2,035,440	CIT	09/15/17	—	3,078
BRL	1,181,093	USD	356,923	JPM	07/05/17	—	409
BRL	5,158,921	USD	1,563,641	JPM	07/10/17	—	8,196
BRL	6,832,564	USD	2,036,228	JPM	09/15/17	—	3,866
BRL	6,878,563	USD	2,048,411	JPM	09/15/17	—	2,366
BRL	1,181,093	USD	356,923	SCB	07/05/17	—	409
BRL	2,362,186	USD	714,040	SCB	07/05/17	—	1,013
BRL	5,158,922	USD	1,563,926	SCB	07/10/17	—	8,481
BRL	2,362,186	USD	703,911	SCB	09/15/17	—	1,274
BRL	6,832,564	USD	2,035,925	SCB	09/15/17	—	3,563
BRL	6,878,562	USD	2,049,448	SCB	09/15/17	—	3,404
BRL	1,564,585	USD	468,846	SCB	02/09/18	—	14,234
BRL	1,706,683	USD	515,303	SCB	02/09/18	—	19,403
BRL	3,199,698	USD	950,876	SCB	02/09/18	—	21,161
CAD	2,269,439	USD	1,740,000	BRC	07/05/17	10,030	—
CAD	3,546,376	USD	2,683,802	BRC	07/05/17	50,911	—
CAD	3,546,376	USD	2,687,259	BRC	07/05/17	47,454	—
CAD	3,546,374	USD	2,687,831	CIT	07/05/17	46,880	—
CAD	3,546,375	USD	2,685,062	CIT	07/05/17	49,650	—
CAD	1,214,936	USD	915,655	JPM	07/05/17	21,218	—
CAD	1,336,649	USD	990,000	JPM	07/05/17	40,728	—
CAD	3,546,376	USD	2,684,208	JPM	07/05/17	50,505	—
CAD	3,546,376	USD	2,687,259	JPM	07/05/17	47,454	—
CAD	3,546,376	USD	2,683,599	SCB	07/05/17	51,114	—
CAD	3,546,376	USD	2,686,648	SCB	07/05/17	48,065	—
COP	5,791,216,819	USD	1,970,472	BRC	09/13/17	—	87,370
COP	5,791,216,818	USD	1,971,612	CIT	09/13/17	—	88,510
COP	5,791,216,819	USD	1,971,478	JPM	09/13/17	—	88,376

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

COP	5,791,216,819	USD	1,972,149	SCB	09/13/17	$—	$89,047
HUF	270,270,000	USD	990,000	CIT	11/06/17	14,981	—
IDR	16,466,533,679	USD	1,157,577	BRC	12/11/17	55,354	—
IDR	20,850,173,612	USD	1,466,670	BRC	12/13/17	68,831	—
IDR	16,466,533,679	USD	1,143,668	BRC	12/27/17	67,169	—
IDR	20,850,173,612	USD	1,448,029	BRC	12/27/17	85,151	—
IDR	4,090,882,320	USD	288,598	BRC	01/05/18	11,926	—
IDR	4,212,875,489	USD	297,205	BRC	01/05/18	12,281	—
IDR	6,831,024,849	USD	481,397	BRC	01/05/18	20,423	—
IDR	13,624,131,130	USD	993,374	BRC	01/05/18	7,480	—
IDR	19,572,004,159	USD	1,384,159	BRC	01/05/18	53,638	—
IDR	7,372,454,723	USD	529,060	BRC	01/08/18	12,402	—
IDR	36,233,100,000	USD	2,540,000	CIT	12/14/17	128,080	—
IDR	36,052,500,000	USD	2,530,000	CIT	12/15/17	124,494	—
IDR	36,052,500,000	USD	2,502,082	CIT	12/27/17	148,975	—
IDR	36,195,000,000	USD	2,511,449	CIT	12/27/17	150,087	—
IDR	10,323,931,874	USD	728,159	CIT	01/05/18	30,256	—
IDR	14,079,142,244	USD	1,026,626	CIT	01/05/18	7,655	—
IDR	25,824,820,312	USD	1,823,143	CIT	01/05/18	73,997	—
IDR	29,814,526,615	USD	2,101,402	CIT	01/05/18	88,830	—
IDR	31,671,900,570	USD	2,233,240	CIT	01/05/18	93,438	—
IDR	19,095,966,322	USD	1,342,423	JPM	12/11/17	64,194	—
IDR	15,273,493,015	USD	1,073,331	JPM	12/13/17	51,478	—
IDR	36,195,000,000	USD	2,540,000	JPM	12/14/17	125,274	—
IDR	15,273,493,015	USD	1,060,659	JPM	12/27/17	62,450	—
IDR	19,095,966,322	USD	1,327,030	JPM	12/27/17	77,158	—
IDR	20,613,813,710	USD	1,431,316	JPM	12/27/17	84,484	—
IDR	12,941,822,110	USD	912,681	JPM	01/05/18	38,049	—
IDR	12,964,968,135	USD	914,636	JPM	01/05/18	37,795	—
IDR	21,116,307,373	USD	1,492,698	JPM	01/05/18	58,546	—
IDR	8,438,736,985	USD	605,144	JPM	01/08/18	14,630	—
IDR	37,207,961,998	USD	2,707,018	JPM	01/08/18	25,680	—
IDR	9,695,909,874	USD	695,795	SCB	01/08/18	16,310	—
IDR	9,944,617,823	USD	722,982	SCB	01/08/18	7,390	—
IDR	12,941,822,110	USD	912,681	UBS	01/05/18	38,049	—
INR	35,481,200	USD	535,000	BRC	08/16/17	10,982	—
INR	35,631,000	USD	535,000	BRC	08/16/17	13,287	—
INR	35,816,000	USD	550,000	BRC	08/16/17	1,134	—
INR	141,741,946	USD	2,071,342	BRC	08/16/17	109,772	—
INR	39,785,325	USD	605,100	BRC	01/05/18	—	3,727
INR	53,168,120	USD	806,800	BRC	01/05/18	—	3,140
INR	54,222,538	USD	823,300	BRC	01/05/18	—	3,702
INR	35,288,600	USD	535,000	CIT	08/16/17	8,018	—

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

INR	34,125,377	USD	498,617	JPM	08/16/17	$26,501	$—
INR	35,524,000	USD	535,000	JPM	08/16/17	11,641	—
INR	35,524,000	USD	535,000	JPM	08/16/17	11,641	—
INR	68,473,600	USD	1,040,000	JPM	08/16/17	13,666	—
INR	321,024,444	USD	4,930,000	JPM	09/29/17	—	17,990
INR	39,839,784	USD	605,100	JPM	01/05/18	—	2,904
INR	111,391,611	USD	1,689,600	JPM	01/05/18	—	5,866
INR	26,100,000	USD	400,000	SCB	08/16/17	1,625	—
INR	32,169,564	USD	470,040	SCB	08/16/17	24,982	—
INR	35,478,525	USD	535,000	SCB	08/16/17	10,941	—
INR	35,497,250	USD	535,000	SCB	08/16/17	11,229	—
INR	35,537,375	USD	535,000	SCB	08/16/17	11,846	—
INR	36,014,000	USD	550,000	SCB	08/16/17	4,181	—
INR	53,119,712	USD	806,800	SCB	01/05/18	—	3,872
INR	54,214,305	USD	823,300	SCB	01/05/18	—	3,827
INR	35,288,600	USD	535,000	UBS	08/16/17	8,018	—
INR	35,387,575	USD	535,000	UBS	08/16/17	9,541	—
KRW	2,946,904,635	USD	2,578,783	BRC	07/06/17	—	3,130
KRW	2,946,904,635	USD	2,577,543	BRC	07/06/17	—	1,889
KRW	2,946,904,634	USD	2,578,670	CIT	07/06/17	—	3,017
KRW	2,946,904,634	USD	2,575,966	CIT	07/06/17	—	312
KRW	2,319,540,000	USD	2,010,000	JPM	07/06/17	17,324	—
KRW	2,946,904,635	USD	2,579,348	JPM	07/06/17	—	3,694
KRW	2,946,904,635	USD	2,577,092	JPM	07/06/17	—	1,438
KRW	1,109,542,500	USD	990,000	SCB	07/06/17	—	20,238
KRW	2,946,904,635	USD	2,579,799	SCB	07/06/17	—	4,146
KRW	2,946,904,635	USD	2,578,219	SCB	07/06/17	—	2,566
MXN	28,525,223	USD	1,561,546	BOA	07/19/17	6,704	—
MXN	28,525,222	USD	1,561,550	BRC	07/19/17	6,700	—
MXN	28,525,222	USD	1,561,101	JPM	07/19/17	7,149	—
MXN	28,525,222	USD	1,561,529	SCB	07/19/17	6,721	—
PEN	6,148,540	USD	1,880,000	BRC	07/19/17	12,329	—
PEN	3,148,273	USD	962,628	JPM	07/19/17	6,313	—
PEN	2,865,060	USD	877,372	SCB	07/19/17	4,404	—
PLN	4,763,997	USD	1,277,108	BOA	07/19/17	8,406	—
PLN	4,763,996	USD	1,275,887	BRC	07/19/17	9,627	—
PLN	4,763,996	USD	1,275,885	CIT	07/19/17	9,629	—
PLN	4,763,996	USD	1,276,181	JPM	07/19/17	9,333	—
PLN	4,763,996	USD	1,275,740	SCB	07/19/17	9,774	—
RUB	124,680,558	USD	2,165,100	BRC	07/10/17	—	53,213
RUB	483,101,382	USD	7,994,066	BRC	10/05/17	45,364	—
RUB	124,680,558	USD	2,165,157	CIT	07/10/17	—	53,269
RUB	124,680,558	USD	2,165,232	SCB	07/10/17	—	53,345

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RUB	124,680,558	USD	2,165,984	UBS	07/10/17	$—	$54,097
TRY	1,877,836	USD	518,811	BRC	09/19/17	3,379	—
TRY	7,653,026	USD	2,122,598	JPM	09/05/17	13,770	—
TRY	1,877,835	USD	518,667	JPM	09/19/17	3,522	—
TRY	1,877,836	USD	518,668	JPM	09/19/17	3,522	—
TRY	9,161,420	USD	2,540,957	SCB	09/05/17	16,485	—
TRY	1,877,836	USD	518,517	SCB	09/19/17	3,672	—
TWD	78,133,483	USD	2,565,960	BRC	07/06/17	2,615	—
TWD	78,133,483	USD	2,564,360	CIT	07/06/17	4,215	—
TWD	156,266,965	USD	5,126,869	CIT	07/06/17	10,281	—
TWD	57,678,600	USD	1,860,000	JPM	07/06/17	36,137	—
TWD	76,885,711	USD	2,525,397	JPM	07/06/17	2,159	—
TWD	78,133,483	USD	2,567,225	JPM	07/06/17	1,350	—
TWD	29,779,200	USD	990,000	SCB	07/06/17	—	11,033
TWD	78,133,483	USD	2,565,960	SCB	07/06/17	2,615	—
TWD	79,381,255	USD	2,608,651	UBS	07/06/17	943	—
USD	1,900,293	ARS	31,649,375	JPM	07/10/17	1,075	—
USD	825,187	ARS	13,760,000	JPM	07/11/17	—	103
USD	2,076,861	BRL	6,878,562	BRC	07/10/17	2,934	—
USD	1,096,815	BRL	3,842,143	BRC	02/09/18	—	19,571
USD	357,020	BRL	1,181,093	JPM	07/05/17	506	—
USD	2,076,861	BRL	6,878,563	JPM	07/10/17	2,934	—
USD	1,788,990	BRL	6,285,615	JPM	02/09/18	—	37,380
USD	357,020	BRL	1,181,093	SCB	07/05/17	506	—
USD	714,191	BRL	2,362,186	SCB	07/05/17	1,164	—
USD	2,078,115	BRL	6,878,562	SCB	07/10/17	4,189	—
USD	505,206	BRL	1,769,331	SCB	02/09/18	—	8,897
USD	1,788,990	BRL	6,284,184	UBS	02/09/18	—	36,965
USD	551,023	CAD	725,532	BRC	07/05/17	—	8,456
USD	630,938	CAD	840,290	BRC	07/05/17	—	17,034
USD	761,440	CAD	1,016,199	BRC	07/05/17	—	22,180
USD	942,411	CAD	1,288,784	BRC	07/05/17	—	51,408
USD	1,471,187	CAD	1,951,184	BRC	07/05/17	—	33,427
USD	2,213,177	CAD	2,917,631	BRC	07/05/17	—	36,693
USD	2,967,765	CAD	3,937,513	BRC	07/05/17	—	68,564
USD	3,299,033	CAD	4,350,771	BRC	07/05/17	—	55,973
USD	2,688,074	CAD	3,546,376	BRC	10/05/17	—	50,546
USD	2,691,777	CAD	3,546,376	BRC	10/12/17	—	47,042
USD	1,069,062	CAD	1,422,755	CIT	07/05/17	—	28,066
USD	2,689,337	CAD	3,546,375	CIT	10/05/17	—	49,282
USD	2,692,417	CAD	3,546,374	CIT	10/12/17	—	46,401
USD	1,146,172	CAD	1,567,402	JPM	07/05/17	—	62,497
USD	1,819,611	CAD	2,429,872	JPM	07/05/17	—	54,134

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	2,328,813	CAD	3,088,938	JPM	07/05/17	$—	$53,156
USD	2,688,380	CAD	3,546,376	JPM	10/05/17	—	50,240
USD	2,691,828	CAD	3,546,376	JPM	10/12/17	—	46,991
USD	951,417	CAD	1,301,177	SCB	07/05/17	—	51,958
USD	2,687,768	CAD	3,546,376	SCB	10/05/17	—	50,852
USD	2,691,154	CAD	3,546,376	SCB	10/12/17	—	47,665
USD	580,967	CAD	766,023	UBS	07/05/17	—	9,735
USD	893,560	CAD	1,192,277	UBS	07/05/17	—	25,839
USD	3,328,977	CAD	4,395,681	UBS	07/05/17	—	60,660
USD	528,838	COP	1,638,338,761	BRC	09/13/17	—	3,893
USD	646,162	COP	2,004,395,889	UBS	09/13/17	—	5,597
USD	1,309,568	HUF	373,436,351	BOA	11/06/17	—	79,031
USD	919,364	HUF	262,616,421	BRC	11/06/17	—	57,158
USD	1,309,063	HUF	373,436,351	BRC	11/06/17	—	79,536
USD	2,621,342	HUF	746,872,703	BRC	11/06/17	—	155,856
USD	1,280,636	HUF	365,595,871	CIT	11/06/17	—	78,809
USD	1,309,109	HUF	373,436,352	CIT	11/06/17	—	79,490
USD	2,621,066	HUF	746,872,701	CIT	11/06/17	—	156,132
USD	2,621,258	HUF	746,872,703	CIT	11/06/17	—	155,940
USD	1,309,109	HUF	373,436,351	SCB	11/06/17	—	79,490
USD	2,619,687	HUF	746,872,703	SCB	11/06/17	—	157,511
USD	1,309,568	HUF	373,436,351	UBS	11/06/17	—	79,031
USD	2,620,882	HUF	746,872,703	UBS	11/06/17	—	156,316
USD	1,146,295	IDR	16,466,533,679	BRC	12/11/17	—	66,636
USD	1,450,750	IDR	20,850,173,612	BRC	12/13/17	—	84,751
USD	669,000	IDR	9,081,675,000	BRC	01/05/18	1,843	—
USD	892,000	IDR	12,133,430,000	BRC	01/05/18	655	—
USD	898,414	IDR	12,222,924,783	BRC	01/05/18	495	—
USD	906,200	IDR	12,313,445,600	BRC	01/05/18	1,631	—
USD	154,000	IDR	2,148,762,000	BRC	01/08/18	—	3,813
USD	154,000	IDR	2,132,130,000	BRC	01/08/18	—	2,592
USD	154,000	IDR	2,115,960,000	BRC	01/08/18	—	1,404
USD	1,088,831	IDR	15,619,286,290	CIT	12/14/17	—	61,319
USD	2,516,163	IDR	36,195,000,000	CIT	12/14/17	—	149,111
USD	2,506,518	IDR	36,052,500,000	CIT	12/15/17	—	147,976
USD	1,166,120	IDR	15,865,065,321	CIT	01/05/18	642	—
USD	1,840,000	IDR	25,944,000,000	CIT	01/05/18	—	65,895
USD	154,000	IDR	2,116,730,000	CIT	01/08/18	—	1,461
USD	1,329,340	IDR	19,095,966,322	JPM	12/11/17	—	77,277
USD	1,062,504	IDR	15,273,493,015	JPM	12/13/17	—	62,305
USD	1,433,506	IDR	20,613,813,710	JPM	12/14/17	—	84,424
USD	669,000	IDR	9,098,400,000	JPM	01/05/18	614	—
USD	154,000	IDR	2,124,892,000	JPM	01/08/18	—	2,060

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	154,000	IDR	2,119,810,000	JPM	01/08/18	$—	$1,687
USD	154,000	IDR	2,122,582,000	JPM	01/08/18	—	1,891
USD	811,066	IDR	11,042,658,552	SCB	01/05/18	—	149
USD	892,000	IDR	12,126,740,000	SCB	01/05/18	1,147	—
USD	906,200	IDR	12,315,258,000	SCB	01/05/18	1,498	—
USD	154,000	IDR	2,126,740,000	SCB	01/08/18	—	2,196
USD	154,000	IDR	2,120,580,000	UBS	01/08/18	—	1,744
USD	154,000	IDR	2,125,970,000	UBS	01/08/18	—	2,140
USD	549,253	KRW	657,455,350	BRC	07/06/17	—	25,377
USD	1,575,122	KRW	1,899,817,725	BRC	07/06/17	—	85,357
USD	1,977,157	KRW	2,380,121,802	BRC	07/06/17	—	103,117
USD	2,586,433	KRW	2,946,904,635	BRC	01/08/18	2,575	—
USD	2,585,049	KRW	2,946,904,635	BRC	01/12/18	1,057	—
USD	910,056	KRW	1,070,498,967	CIT	07/06/17	—	25,581
USD	911,421	KRW	1,098,080,406	CIT	07/06/17	—	48,323
USD	1,827,808	KRW	2,183,316,871	CIT	07/06/17	—	80,454
USD	1,836,179	KRW	2,184,318,764	CIT	07/06/17	—	72,959
USD	2,586,252	KRW	2,946,904,634	CIT	01/08/18	2,394	—
USD	2,583,418	KRW	2,946,904,634	CIT	01/12/18	—	575
USD	777,980	KRW	885,341,388	JPM	07/06/17	4,174	—
USD	862,558	KRW	1,033,042,800	JPM	07/06/17	—	40,342
USD	911,421	KRW	1,096,348,706	JPM	07/06/17	—	46,809
USD	918,090	KRW	1,093,077,478	JPM	07/06/17	—	37,282
USD	1,472,939	KRW	1,761,742,832	JPM	07/06/17	—	66,859
USD	2,924,896	KRW	3,526,254,321	JPM	07/06/17	—	157,121
USD	2,586,933	KRW	2,946,904,635	JPM	01/08/18	3,075	—
USD	2,584,596	KRW	2,946,904,635	JPM	01/12/18	604	—
USD	692,444	KRW	814,521,783	SCB	07/06/17	—	19,464
USD	862,198	KRW	1,033,042,800	SCB	07/06/17	—	40,702
USD	1,015,731	KRW	1,208,374,791	SCB	07/06/17	—	40,413
USD	1,072,020	KRW	1,220,280,218	SCB	07/06/17	5,471	—
USD	1,541,260	KRW	1,858,682,576	SCB	07/06/17	—	83,266
USD	2,587,274	KRW	2,946,904,635	SCB	01/08/18	3,415	—
USD	2,585,685	KRW	2,946,904,635	SCB	01/12/18	1,692	—
USD	158,081	PEN	523,563	BRC	07/19/17	—	3,056
USD	305,891	PEN	1,013,721	BRC	07/19/17	—	6,101
USD	309,848	PEN	1,035,202	BRC	11/09/17	—	5,003
USD	190,152	PEN	635,583	JPM	11/09/17	—	3,157
USD	184,358	PEN	608,659	SCB	07/19/17	—	2,968
USD	534,550	PEN	1,768,293	SCB	07/19/17	—	9,675
USD	688,898	PEN	2,287,142	SCB	07/19/17	—	15,013
USD	1,233,652	RUB	70,675,899	BOA	07/19/17	38,657	—
USD	8,135,759	RUB	483,101,382	BRC	07/10/17	—	47,199

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	294,326	RUB	17,437,358	BRC	07/19/17	$—	$506
USD	317,696	RUB	18,807,573	BRC	07/19/17	—	305
USD	500,191	RUB	29,921,669	BRC	07/19/17	—	5,728
USD	1,234,082	RUB	70,675,899	BRC	07/19/17	39,088	—
USD	1,233,243	RUB	70,675,899	CIT	07/19/17	38,248	—
USD	270,000	RUB	15,620,850	JPM	07/10/17	5,408	—
USD	1,233,447	RUB	70,675,899	JPM	07/19/17	38,452	—
USD	249,583	RUB	14,963,381	SCB	07/19/17	—	3,419
USD	500,053	RUB	29,921,669	SCB	07/19/17	—	5,865
USD	1,233,878	RUB	70,675,899	SCB	07/19/17	38,883	—
USD	758,297	TWD	23,844,649	BRC	07/06/17	—	25,577
USD	817,268	TWD	26,123,965	BRC	07/06/17	—	41,536
USD	818,912	TWD	26,098,715	BRC	07/06/17	—	39,062
USD	1,052,353	TWD	31,723,179	BRC	07/06/17	9,479	—
USD	1,548,782	TWD	49,259,000	BRC	07/06/17	—	70,568
USD	1,671,743	TWD	53,211,577	BRC	07/06/17	—	77,545
USD	2,574,415	TWD	78,133,483	BRC	01/08/18	—	14,335
USD	497,647	TWD	14,999,082	CIT	07/06/17	4,564	—
USD	2,572,042	TWD	78,133,483	CIT	01/08/18	—	16,708
USD	5,138,839	TWD	156,266,965	CIT	01/12/18	—	39,705
USD	851,703	TWD	26,777,542	JPM	07/06/17	—	28,587
USD	905,276	TWD	28,851,161	JPM	07/06/17	—	43,182
USD	910,059	TWD	28,971,723	JPM	07/06/17	—	42,363
USD	1,549,269	TWD	49,259,000	JPM	07/06/17	—	70,081
USD	1,570,000	TWD	50,365,600	JPM	07/06/17	—	85,728
USD	2,453,088	TWD	79,112,077	JPM	07/06/17	—	147,658
USD	2,740,186	TWD	87,585,387	JPM	07/06/17	—	139,113
USD	2,574,839	TWD	78,133,483	JPM	01/08/18	—	13,911
USD	2,530,384	TWD	76,885,711	JPM	01/12/18	—	17,539
USD	242,546	TWD	7,760,266	SCB	07/06/17	—	12,566
USD	641,158	TWD	20,667,713	SCB	07/06/17	—	38,277
USD	1,268,198	TWD	40,320,588	SCB	07/06/17	—	57,308
USD	2,125,812	TWD	67,594,439	SCB	07/06/17	—	96,301
USD	2,573,567	TWD	78,133,483	SCB	01/08/18	—	15,183
USD	2,615,097	TWD	79,381,255	UBS	01/12/18	—	15,526
USD	602,819	ZAR	7,774,855	BRC	07/05/17	8,524	—
USD	1,362,675	ZAR	17,811,529	BRC	07/10/17	2,365	—
USD	604,107	ZAR	7,774,853	CIT	07/05/17	9,813	—
USD	603,497	ZAR	7,774,855	JPM	07/05/17	9,203	—
USD	2,510,000	ZAR	32,759,867	JPM	07/05/17	5,902	—
USD	2,530,000	ZAR	32,958,588	JPM	07/05/17	10,712	—
USD	1,362,780	ZAR	17,811,529	JPM	07/10/17	2,470	—
USD	604,342	ZAR	7,774,855	SCB	07/05/17	10,047	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	2,433,114	ZAR	31,745,564	SCB	07/05/17	$ 6,547	$—
ZAR	25,712,687	USD	1,955,263	BRC	07/05/17	10,163	—
ZAR	10,814,611	USD	801,112	BRC	07/10/17	24,826	—
ZAR	7,774,855	USD	593,768	BRC	10/05/17	—	8,506
ZAR	17,811,529	USD	1,343,151	BRC	10/05/17	—	2,366
ZAR	25,712,687	USD	1,955,010	CIT	07/05/17	10,416	—
ZAR	7,774,853	USD	595,058	CIT	10/05/17	—	9,796
ZAR	25,712,689	USD	1,954,743	HSB	07/05/17	10,683	—
ZAR	25,712,687	USD	1,952,072	JPM	07/05/17	13,355	—
ZAR	14,834,050	USD	1,100,000	JPM	07/10/17	32,913	—
ZAR	7,774,855	USD	594,499	JPM	10/05/17	—	9,237
ZAR	17,811,529	USD	1,343,354	JPM	10/05/17	—	2,569
ZAR	25,712,687	USD	1,951,923	SCB	07/05/17	13,503	—
ZAR	9,974,397	USD	738,888	SCB	07/10/17	22,881	—
ZAR	7,774,855	USD	595,295	SCB	10/05/17	—	10,033
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$3,529,792	$6,563,786

Written Options open at June 30, 2017:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premiums	Fair Value

USD vs INR Sep 17 64.3 Put	JPM	49,300	$64.30	09/27/17	$22,782	$(22,782)

Credit Default Swap Agreements open at June 30, 2017:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	S&P Credit Rating	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

CDX EM 27	BRC	370,000	06/20/22	Sell	1.000%	CCC- AA-	$16,789	$16,206	$583

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Lazard Explorer Total Return Portfolio (concluded)

Interest Rate Swap Agreements open at June 30, 2017:

				Receive
		Notional	Expiration	(Pay)	Variable	Unrealized
Currency	Counterparty	Amount	Date	Rate	Rate	Appreciation

BRL	JPM	2,020,613	07/01/20	10.01%	Brazil Cetip Interbank Deposit Rate	$4,583
BRL	JPM	3,965,293	07/01/20	10.02	Brazil Cetip Interbank Deposit Rate	9,341
BRL	JPM	25,351,856	01/04/21	11.05	Brazil Cetip Interbank Deposit Rate	203,520
ZAR	JPM	221,400	06/01/27	7.85	South Africa Interbank Deposit Rate	21,193
Total gross unrealized appreciation on Interest Rate Swap Agreements						$238,637

Futures Contracts open at June 30, 2017:

	Number of	Expiration	Notional	Fair	Unrealized
Type	Contracts	Date	Amount	Value	Depreciation

10-Year US Treasury Notes	1	09/20/17	$126,296	$125,531	$765
5-Year US Treasury Notes	1	09/29/17	118,141	117,836	305
Total gross unrealized depreciation on Futures Contracts					$1,070

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 30.0%

Brazil | 5.2%
Brazil NTN-F:
10.000%, 01/01/18	BRL	1,400	$424,825
10.000%, 01/01/27	BRL	880	257,916
			682,741
Egypt | 2.8%
Egypt Treasury Bills, 0.000%, 11/21/17	EGP	7,200	368,486

Indonesia | 1.0%
Indonesia Government Bonds, 8.250%, 07/15/21	IDR	1,684,000	132,777

Malaysia | 5.2%
Malaysia Government Bonds:
3.314%, 10/31/17	MYR	1,240	289,015
4.240%, 02/07/18	MYR	1,540	360,900
3.580%, 09/28/18	MYR	190	44,402
			694,317
Mexico | 7.5%
Mexican Bonos:
4.750%, 06/14/18	MXN	4,400	237,598
6.500%, 06/10/21	MXN	5,970	327,954
5.750%, 03/05/26	MXN	3,180	164,009
Mexico Cetes, 0.000%, 08/31/17	MXN	5,000	271,815
			1,001,376
Poland | 3.5%
Poland Government Bonds, 5.250%, 10/25/17	PLN	1,700	463,948

Turkey | 4.8%
Turkey Government Bonds:
10.500%, 01/15/20	TRY	1,900	538,525
8.500%, 09/14/22	TRY	390	102,476
			641,001
Total Foreign Government Obligations (Cost $3,920,478)			3,984,646

Description	Security Currency	Principal Amount (000)	Fair Value

Supranationals | 1.6%
European Investment Bank, 7.200%, 07/09/19 (b) (Cost $212,848)	IDR	2,700,000	$206,916

US Treasury Securities | 61.7%
US Treasury Notes:
0.875%, 07/15/17	USD	500	500,000
0.500%, 07/31/17	USD	500	499,853
0.875%, 08/15/17	USD	500	499,947
0.625%, 08/31/17	USD	500	499,710
1.875%, 08/31/17	USD	500	500,719
1.000%, 09/15/17	USD	500	499,926
0.625%, 09/30/17	USD	500	499,445
1.875%, 09/30/17	USD	500	500,958
0.875%, 10/15/17	USD	500	499,693
1.875%, 10/31/17	USD	700	701,754
4.250%, 11/15/17	USD	500	505,706
0.875%, 11/30/17	USD	500	499,478
1.000%, 12/15/17	USD	500	499,663
0.750%, 12/31/17	USD	500	498,998
0.875%, 01/15/18	USD	500	499,279
0.875%, 01/31/18	USD	500	499,181

Total US Treasury Securities (Cost $8,206,796)			8,204,310

Description		Shares	Fair Value

Short-Term Investments | 13.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,722,368)		1,722,368	$1,722,368

Total Investments | 106.3% (Cost $14,062,490) (d), (h)			$14,118,240

Liabilities in Excess of Cash and Other Assets | (6.3)%			(831,274)

Net Assets | 100.0%			$13,286,966

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	2,164,500	USD	130,000	BNP	07/24/17	$—	$1,032
ARS	1,038,400	USD	64,000	BNP	08/02/17	—	2,409
ARS	1,124,930	USD	67,000	CIT	09/29/17	—	2,297
ARS	1,136,450	USD	70,000	HSB	07/12/17	—	1,873
CLP	88,079,250	USD	133,000	BNP	07/14/17	—	348
CLP	129,561,900	USD	195,000	BNP	07/24/17	76	—
CNY	802,488	USD	116,000	HSB	07/26/17	2,313	—
CNY	3,481,699	USD	511,000	HSB	08/11/17	1,515	—
CNY	4,599,504	USD	672,000	SCB	09/05/17	3,901	—
COP	632,060,000	USD	208,000	CIT	07/31/17	—	1,343
COP	222,505,200	USD	76,000	HSB	08/11/17	—	3,359
CZK	3,207,258	EUR	122,000	BNP	08/28/17	985	—
CZK	1,306,744	EUR	49,470	CIT	08/02/17	658	—
CZK	10,515,310	USD	429,021	CIT	10/30/17	34,348	—
CZK	4,600,710	USD	186,000	CIT	02/27/18	18,560	—
EUR	171,764	CZK	4,600,710	CIT	02/27/18	—	5,811
EUR	60,000	USD	68,166	JPM	07/03/17	363	—
HUF	18,564,900	EUR	60,000	JPM	07/03/17	125	—
HUF	2,848,600	USD	9,840	BNP	08/29/17	718	—
HUF	79,034,060	USD	287,000	JPM	07/03/17	5,274	—
HUF	48,540,600	USD	178,000	JPM	08/03/17	1,717	—
HUF	48,478,300	USD	178,000	JPM	09/05/17	1,734	—
IDR	3,173,760,000	USD	228,000	HSB	04/26/18	1,983	—
IDR	971,630,000	USD	73,000	SCB	07/10/17	—	168
ILS	694,451	USD	196,469	BNP	07/03/17	2,608	—
ILS	228,451	USD	65,157	BNP	10/03/17	565	—
INR	63,571,370	USD	971,000	SCB	07/24/17	10,593	—
INR	9,553,530	USD	147,000	SCB	08/11/17	237	—
KRW	1,493,995,350	USD	1,329,000	JPM	07/12/17	—	24,087
KZT	43,497,650	USD	133,000	SCB	08/28/17	449	—
MXN	4,103,796	USD	214,000	CIT	11/27/17	7,112	—
PHP	8,637,360	USD	174,000	SCB	08/14/17	—	3,466
PLN	272,512	EUR	64,000	CIT	07/19/17	384	—
PLN	517,441	USD	139,000	JPM	07/19/17	626	—
RON	271,602	EUR	60,000	JPM	08/01/17	—	525
RON	531,036	USD	132,000	CIT	08/01/17	1,146	—
RON	746,484	USD	174,923	CIT	08/01/17	12,241	—
RON	1,086,703	USD	256,238	CIT	08/01/17	16,229	—
RON	208,785	USD	53,287	CIT	08/29/17	—	902
RON	1,066,433	USD	252,040	CIT	11/09/17	16,021	—
RON	517,488	USD	127,122	JPM	08/01/17	2,627	—
RSD	6,977,190	USD	66,000	BNP	09/05/17	—	170
RUB	6,882,830	USD	113,000	CIT	09/11/17	2,040	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

Lazard Emerging Markets Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RUB	3,717,340	USD	61,000	JPM	09/11/17	$1,132	$—
RUB	26,020,917	USD	444,058	JPM	09/11/17	—	9,142
RUB	37,206,310	USD	640,153	JPM	09/11/17	—	18,282
SGD	1,400,150	USD	993,000	SCB	07/17/17	24,156	—
THB	16,689,624	USD	492,000	SCB	07/17/17	—	695
TWD	2,116,100	USD	69,873	SCB	07/17/17	—	239
USD	93,000	BRL	307,551	CIT	07/17/17	409	—
USD	65,654	EUR	58,379	CIT	08/28/17	—	1,208
USD	68,269	EUR	60,000	JPM	08/01/17	—	354
USD	10,450	HUF	2,848,600	BNP	08/29/17	—	108
USD	357,440	HUF	97,598,960	JPM	07/03/17	—	3,488
USD	64,918	ILS	228,451	BNP	07/03/17	—	571
USD	131,891	ILS	466,000	BNP	07/03/17	—	1,697
USD	270,000	JPY	29,883,136	CIT	08/30/17	3,690	—
USD	53,275	RON	208,785	BNP	08/29/17	890	—
USD	130,000	RON	537,758	CIT	08/01/17	—	4,831
USD	179,925	RON	761,642	CIT	08/01/17	—	11,040
USD	251,458	RON	1,066,433	CIT	08/01/17	—	15,927
USD	254,792	RON	1,066,433	CIT	11/09/17	—	13,270
USD	61,000	RON	256,444	JPM	08/01/17	—	3,298
ZAR	1,756,894	USD	132,000	CIT	07/17/17	2,018	—
ZAR	26,103	USD	2,000	SCB	08/18/17	—	20
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$179,443	$131,960

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2017 (unaudited)

(a)	Non-income producing security.
(b)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2017, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	0.3%
Emerging Markets Equity Advantage	0.9
Emerging Markets Multi-Asset	1.6
Emerging Markets Debt	7.3
Explorer Total Return	6.3
Emerging Markets Income	1.6

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 9 in the Notes to Financial Statements.
(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$11,811,169,365	$2,334,280,790	$1,216,522,430	$1,117,758,360
Emerging Markets Core Equity	140,063,137	31,618,102	2,906,986	28,711,116
Developing Markets Equity	195,848,270	44,465,408	5,406,142	39,059,266
Emerging Markets Equity Advantage	3,101,364	763,209	95,577	667,632
Emerging Markets Equity Blend	295,344,144	63,592,984	12,373,735	51,219,249
Emerging Markets Multi-Asset	207,345,051	19,576,783	2,848,566	16,728,217
Emerging Markets Debt	274,992,675	7,827,700	4,856,936	2,970,764
Explorer Total Return	244,768,349	4,408,018	2,179,500	2,228,518
Emerging Markets Income	14,062,490	119,164	63,414	55,750

(e)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2017.
(f)	Date shown is the next perpetual call date.
(g)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2017 which may step up at a future date.
(h)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(i)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
JSC	—	Joint Stock Company
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
NVDR	—	Non-Voting Depository Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

ARS	—	Argentinian Peso
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Republic Peso
EGP	—	Egyptian Pound
EUR	—	Euro
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge
MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
RSD	—	Serbian Dinar
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	New Turkish Lira
TWD	—	Taiwan Dollar
UGX	—	Ugandan Shilling
USD	—	United States Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
BOA	—	Bank of America NA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
JPMS	—	JPMorgan Securities, Inc.
SCB	—	Standard Charter Bank
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Aerospace & Defense	—%	—%	3.1%	—%	0.9%	0.5%
Air Freight & Logistics	—	—	1.9	—	—	—
Airlines	—	0.8	—	1.1	—	—
Auto Components	1.5	1.1	1.8	0.5	1.9	1.1
Automobiles	4.0	3.4	3.2	1.9	2.9	1.8
Banks	23.5	18.8	24.4	17.7	22.6	14.4
Beverages	1.4	1.0	—	—	0.8	0.5
Building Products	—	—	—	0.2	—	—
Capital Markets	—	—	—	0.6	—	0.1
Chemicals	—	2.7	—	2.1	1.9	1.1
Commercial Services & Suppliers	—	—	—	—	0.6	0.3
Communications Equipment	—	—	—	—	—	0.2
Construction & Engineering	—	—	2.5	0.7	1.4	0.8
Construction Materials	1.6	—	2.1	1.1	0.7	0.7
Consumer Finance	—	—	1.7	0.8	0.5	0.3
Containers & Packaging	—	—	—	0.2	0.1	0.1
Distributors	0.9	—	—	—	—	—
Diversified Consumer Services	—	1.2	2.3	0.4	1.9	1.2
Diversified Financial Services	—	1.7	—	1.4	—	0.1
Diversified Telecommunication Services	2.5	2.4	—	3.0	0.9	0.8
Electric Utilities	—	—	—	2.7	—	0.7
Electrical Equipment	0.3	—	—	0.3	0.1	0.1
Electronic Equipment, Instruments & Components	2.0	4.1	3.2	4.6	4.6	2.9
Energy Equipment & Services	—	0.7	—	—	0.4	0.3
Equity Real Estate Investment Trusts (REITs)	—	—	1.0	0.2	0.7	0.4
Food & Staples Retailing	2.3	—	1.4	1.4	1.2	0.8
Food Products	—	0.8	0.9	2.3	0.2	0.2
Gas Utilities	0.6	—	0.7	—	—	—
Health Care Equipment & Supplies	—	—	—	0.6	0.7	0.4
Health Care Providers & Services	0.7	0.5	—	0.2	—	—
Hotels, Restaurants & Leisure	—	—	—	1.1	0.7	0.4
Household Durables	1.4	1.9	1.7	0.9	0.5	0.3
Household Products	0.8	—	—	—	0.6	0.4
Independent Power and Renewable Electricity Producers	—	0.8	—	—	—	0.5
Industrial Conglomerates	1.7	1.2	—	1.3	0.9	0.5
Insurance	3.6	3.8	3.3	2.5	2.1	1.3
Internet & Catalog Retail	—	0.6	0.8	0.7	—	—
Internet Software & Services	5.4	11.7	11.4	8.9	10.0	6.2
IT Services	6.5	0.9	—	2.9	2.6	1.6
Life Sciences Tools & Services	—	0.2	—	—	—	—
Machinery	1.1	—	2.6	0.7	1.0	0.6
Media	—	1.8	1.9	1.5	0.6	0.5
Metals & Mining	1.3	4.8	2.4	3.6	1.3	1.3
Multiline Retail	0.7	0.4	—	—	—	0.1
Oil, Gas & Consumable Fuels	7.9	5.7	8.7	7.4	6.9	6.0
Paper & Forest Products	—	2.3	—	0.6	—	—
Personal Products	0.4	1.3	—	0.4	0.2	0.1
Pharmaceuticals	—	0.7	2.8	1.3	1.0	0.6
Real Estate Management & Development	—	0.7	—	3.2	0.2	0.1
Road & Rail	1.0	—	—	—	1.4	0.9
Semiconductors & Semiconductor Equipment	6.6	8.7	4.2	6.6	8.4	5.1
Software	—	1.0	0.9	—	1.4	0.9
Specialty Retail	—	—	—	1.1	0.6	0.3

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

Industry*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Technology Hardware, Storage & Peripherals	4.9%	6.3%	4.5%	5.8%	4.9%	3.0%
Textiles, Apparel & Luxury Goods	—	0.5	0.9	—	0.6	0.4
Thrifts & Mortgage Finance	—	—	—	—	0.6	0.4
Tobacco	1.4	0.6	—	0.9	0.4	0.2
Trading Companies & Distributors	—	—	—	0.2	0.6	0.4
Transportation Infrastructure	1.7	2.0	—	0.8	0.8	0.5
Water Utilities	—	—	—	0.3	0.5	0.3
Wireless Telecommunication Services	8.7	1.0	—	2.1	2.9	2.1
Subtotal	96.4	98.1	96.3	98.8	96.7	64.8
Foreign Government Obligations	—	—	—	—	—	15.6
Supranationals	—	—	—	—	—	0.1
US Treasury Securities	—	—	—	—	—	5.9
Purchased Options	—	—	—	—	—	0.1
Short-Term Investments	2.9	2.6	2.8	0.9	2.8	14.5
Total Investments	99.3%	100.7%	99.1%	99.7%	99.5%	101.0%

Industry*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Banks	2.5%	2.1%
Beverages	0.1	—
Capital Markets	—	0.2
Communications Equipment	—	0.4
Construction Materials	0.2	0.7
Diversified Financial Services	0.2	0.3
Diversified Telecommunication Services	0.2	0.7
Electric Utilities	2.1	2.4
Energy Equipment & Services	0.3	—
Hotels, Restaurants & Leisure	—	0.1
Independent Power and Renewable Electricity Producers	0.8	1.4
Media	—	0.5
Metals & Mining	0.7	1.7
Multiline Retail	—	0.3
Oil, Gas & Consumable Fuels	4.5	6.1
Road & Rail	0.2	—
Thrifts & Mortgage Finance	0.1	—
Wireless Telecommunication Services	0.4	1.8
Subtotal	12.3	18.7
Foreign Government Obligations	81.7	41.9
Purchased Options	0.1	0.3
Short-Term Investments	5.6	39.2
Total Investments	99.7%	100.1%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

90  Semi-Annual Report

[This page intentionally left blank]

Semi-Annual Report  91

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2017	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

ASSETS
Investments in securities, at fair value	$12,747,990,976	$168,774,253	$234,907,536
Non-controlled affiliated issuers, at fair value (Note 5)	180,936,749	—	—
Cash	—	—	—
Cash collateral due from broker	—	—	—
Foreign currency, at fair value	804,141	345,074	224,584
Receivables for:
Dividends and interest	91,252,366	666,615	840,052
Capital stock sold	16,682,880	486,635	1,877,738
Investments sold	9,823,576	169	437
Amount due from Investment Manager (Note 3)	—	—	—
Variation margin on open futures contracts	—	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Premium for swap agreements purchased	—	—	—
Deferred offering costs (Note 2(i))	—	—	—
Prepaid expenses	—	—	—
Total assets	13,047,490,688	170,272,746	237,850,347
LIABILITIES
Due to custodian	—	—	—
Cash collateral due to broker	—	—	—
Payables for:
Management fees	10,761,109	134,234	193,336
Accrued custodian fees	995,286	10,189	25,089
Accrued distribution fees	298,947	250	1,839
Accrued administration fees	238,032	13,611	15,768
Accrued professional services	65,537	24,589	20,391
Capital stock redeemed	13,303,635	202,340	201,429
Investments purchased	6,103	2,176,649	255,714
Dividends	—	—	—
Variation margin on open futures contracts	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Premium for swap agreements sold	—	—	—
Written options, at fair value	—	—	—
Other accrued expenses and payables	2,493,887	109,051	39,180
Total liabilities	28,162,536	2,670,913	752,746
Net assets	$13,019,328,152	$167,601,833	$237,097,601
NET ASSETS
Paid in capital	$12,989,676,104	$150,084,357	$348,127,104
Undistributed (distributions in excess of) net investment income (loss)	216,576,214	1,026,992	440,411
Accumulated net realized gain (loss)	(1,302,191,692)	(12,127,131)	(150,525,557)
Net unrealized appreciation (depreciation) on:
Investments	1,226,228,945	28,617,526	39,059,266
Non-controlled affiliated issuers	(110,443,198)	—	—
Foreign currency translations and forward currency contracts	(518,221)	89	(3,623)
Futures contracts	—	—	—
Swap agreements	—	—	—
Net assets	$13,019,328,152	$167,601,833	$237,097,601
Institutional Shares
Net assets	$11,159,667,695	$166,371,965	$228,395,450
Shares of capital stock outstanding*	619,977,562	15,696,403	18,619,612
Net asset value, offering and redemption price per share	$18.00	$10.60	$12.27
Open Shares
Net assets	$1,460,602,756	$1,229,868	$8,702,151
Shares of capital stock outstanding*	79,018,217	116,491	710,790
Net asset value, offering and redemption price per share	$18.48	$10.56	$12.24
R6 Shares
Net assets	$399,057,701	—	—
Shares of capital stock outstanding*	22,172,753	—	—
Net asset value, offering and redemption price per share	$18.00	—	—
Cost of investments in securities	$11,519,789,418	$140,063,137	$195,848,270
Cost of non-controlled affiliated issuers	$291,379,947	$—	$—
Proceeds received from written options	$—	$—	$—
Cost of foreign currency	$805,438	$345,676	$225,902

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

92  Semi-Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$3,768,996	$346,563,393	$224,073,268	$277,963,439	$246,996,867	$14,118,240
—	—	—	—	—	—
17	—	117,457	100,359	—	—
—	—	—	—	552,200	—
859	427,103	776,441	506,782	205,067	8,566

19,379	1,883,149	1,805,669	5,164,592	3,182,488	138,544
—	205,280	346,269	41,839	718,410	—
11	487,244	530,250	1,703,239	229,194	—
34,263	—	—	—	—	7,275
—	—	1,703	—	—	—

—	—	1,307,631	2,332,869	3,529,792	179,443
—	—	64,392	—	238,637	—
—	—	45,580	—	—	—
—	—	—	565	—	—
15,340	77,212	15,526	11,349	15,800	14,301
3,838,865	349,643,381	229,084,186	287,825,033	255,668,455	14,466,369

—	—	—	—	217,481	—
—	—	—	270,000	920,000	—

—	285,539	178,959	164,924	184,004	—
15,680	39,219	41,772	27,231	22,710	9,519
35	1,705	179	1,815	263	29
4,974	19,697	15,382	17,107	16,340	5,584
22,449	22,275	27,219	25,959	24,716	24,340
—	114,958	47,296	80,090	120,821	5
7,418	845,353	4,671,305	6,598,091	880,405	1,002,400
—	—	—	485	361	—
—	—	—	—	453	—

—	—	2,133,223	1,803,308	6,563,786	131,960
—	—	—	—	583	—
—	—	—	—	16,206	—
—	—	5,869	25,323	22,782	—
6,133	6,476	13,038	96,194	4,060	5,566
56,689	1,335,222	7,134,242	9,110,527	8,994,971	1,179,403
$3,782,176	$348,308,159	$221,949,944	$278,714,506	$246,673,484	$13,286,966

$3,467,664	$390,547,033	$230,362,473	$320,669,181	$260,138,936	$13,082,877
31,708	1,940,963	1,655,227	(7,594,251)	(2,112,495)	(281,048)
(384,808)	(95,387,163)	(26,026,344)	(37,752,367)	(10,769,795)	382,890

667,632	51,215,666	16,722,539	2,888,995	2,228,518	54,810
—	—	—	—	—	—
(20)	(8,340)	(834,016)	502,948	(3,048,664)	47,437
—	—	5,673	—	(1,070)	—
—	—	64,392	—	238,054	—
$3,782,176	$348,308,159	$221,949,944	$278,714,506	$246,673,484	$13,286,966

$3,599,183	$339,940,482	$221,092,030	$269,606,112	$245,374,041	$13,146,639
338,056	29,781,571	24,611,068	32,421,826	27,590,283	1,469,248
$10.65	$11.41	$8.98	$8.32	$8.89	$8.95

$182,993	$8,367,677	$857,914	$9,107,329	$1,299,443	$140,327
17,211	733,378	95,481	1,085,187	145,283	15,369
$10.63	$11.41	$8.99	$8.39	$8.94	$9.13

—	—	—	$1,065	—	—
—	—	—	125	—	—
—	—	—	$8.52	—	—
$3,101,364	$295,344,144	$207,345,051	$274,992,675	$244,768,349	$14,062,490
$—	$—	$—	$—	$—	$—
$—	$—	$5,869	$25,323	$22,782	$—
$863	$427,780	$779,607	$505,595	$205,930	$8,548

Semi-Annual Report  93

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2017	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

Investment Income (Loss)

Income
Dividends:
Unaffiliated issuers	$216,224,368	$1,956,072	$2,026,285
Non-controlled affiliated issuers (Note 5)	2,646,587	—	—
Interest	—	—	—
Total investment income*	218,870,955	1,956,072	2,026,285

Expenses
Management fees (Note 3)	62,343,005	711,637	1,086,184
Custodian fees	3,717,629	66,977	92,745
Distribution fees (Open Shares)	1,757,588	1,321	10,231
Administration fees	697,814	39,028	46,519
Shareholders’ reports	443,472	5,862	24,023
Shareholders’ services	209,145	13,281	16,386
Directors’ fees and expenses	206,449	4,806	6,123
Professional services	147,917	21,553	25,683
Registration fees	54,622	19,898	20,430
Amortization of offering costs (Note 2(i))	—	—	—
Other††	134,905	4,511	5,690
Total gross expenses	69,712,546	888,874	1,334,014
Management fees waived and expenses reimbursed	(1,772)	(5,672)	(871)
Administration fees waived	—	—	—
Total net expenses	69,710,774	883,202	1,333,143
Net investment income (loss)	149,160,181	1,072,870	693,142
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	(42,997,925)	921,692	13,182,092
Foreign currency transactions and forward currency contracts	161,939	(13,155)	(10,360)
Futures contracts	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	(42,835,986)	908,537	13,171,732
Net change in unrealized appreciation (depreciation) on:
Investments†	1,321,160,487	23,262,326	23,624,306
Non-controlled affiliated issuers	14,203,462	—	—
Foreign currency translations and forward currency contracts	(542,942)	363	2,344
Futures contracts	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts, options and swap agreements	1,334,821,007	23,262,689	23,626,650
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	1,291,985,021	24,171,226	36,798,382
Net increase (decrease) in net assets resulting from operations	$1,441,145,202	$25,244,096	$37,491,524
* Net of foreign withholding taxes of	$31,695,750	$225,391	$232,658
** Net of foreign capital gains taxes of	$2,120,057	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$2,957,559	$(93,590)	$—
†† Includes interest on line of credit of	$—	$131	$494

The accompanying notes are an integral part of these financial statements.

94  Semi-Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$52,556	$4,267,812	$1,602,112	$—	$—	$—
—	—	—	—	—	—
—	—	2,098,657	8,360,674	5,503,958	187,042
52,556	4,267,812	3,700,769	8,360,674	5,503,958	187,042

14,481	1,619,550	1,034,470	992,572	1,171,023	41,505
50,580	149,099	144,788	123,202	75,773	27,640
188	9,456	1,026	10,714	1,532	167
25,213	57,186	45,485	51,266	49,619	26,149
1,432	25,980	10,688	13,869	3,761	1,472
12,426	16,314	13,076	20,610	12,927	12,439
2,536	7,872	5,983	7,033	7,031	2,703
18,624	25,498	33,334	29,798	25,951	21,296
16,017	25,424	18,580	24,858	17,537	15,104
—	—	—	3,654	—	—
2,729	10,151	5,985	6,911	6,695	3,786
144,226	1,946,530	1,313,415	1,284,487	1,371,849	152,261
(115,876)	(502)	(5,937)	(14,515)	(5,718)	(85,203)
(9,375)	—	—	—	—	(9,375)
18,975	1,946,028	1,307,478	1,269,972	1,366,131	57,683
33,581	2,321,784	2,393,291	7,090,702	4,137,827	129,359

93,986	10,387,399	5,342,275	(940,153)	3,393,434	442
(441)	(55,714)	839,090	567,166	1,475,043	387,989
—	—	(515)	—	(6,720)	—
—	—	(39,381)	(55,211)	(140,560)	—
—	—	(467,692)	—	(1,814,630)	—

93,545	10,331,685	5,673,777	(428,198)	2,906,567	388,431

548,475	42,119,640	13,714,921	13,147,464	3,331,475	315,674
—	—	—	—	—	—
(23)	(8,287)	(700,065)	621,315	(2,864,885)	103,172
—	—	5,673	—	(1,070)	—
—	—	19,944	55,352	81,976	—
—	—	(53,579)	—	(117,455)	—

548,452	42,111,353	12,986,894	13,824,131	430,041	418,846

641,997	52,443,038	18,660,671	13,395,933	3,336,608	807,277
$675,578	$54,764,822	$21,053,962	$20,486,635	$7,474,435	$936,636
$6,547	$523,221	$195,982	$77,409	$—	$—
$—	$155,824	$44,319	$—	$—	$—

$—	$25,443	$(3,266)	$(81,769)	$—	$(940)
$3	$—	$—	$—	$—	$—

Semi-Annual Report  95

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$149,160,181	$161,659,723	$1,072,870	$1,046,522
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	(42,835,986)	(577,994,447)	908,537	(10,076,393)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts, options and swap agreements	1,334,821,007	2,342,584,278	23,262,689	13,204,494
Net increase (decrease) in net assets resulting from operations	1,441,145,202	1,926,249,554	25,244,096	4,174,623
Distributions to shareholders
From net investment income
Institutional Shares	(238)	(138,953,537)	—	(954,083)
Open Shares	—	(15,721,592)	—	(6,127)
R6 Shares	—	(2,890,782)	—	—
Return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(238)	(157,565,911)	—	(960,210)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,653,352,899	1,850,010,111	31,573,132	49,454,736
Open Shares	158,228,571	623,041,652	426,297	1,099,565
R6 Shares	193,179,557	28,742,036	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	78,286	131,660,395	—	770,627
Open Shares	—	15,351,111	—	6,092
R6 Shares	—	1,340,183	—	—
Cost of shares redeemed
Institutional Shares	(1,053,764,576)	(2,417,690,835)	(13,260,110)	(32,632,950)
Open Shares	(148,407,459)	(416,901,456)	(106,044)	(2,953,542)
R6 Shares	(21,687,199)	(3,035,306)	—	—
Net increase (decrease) in net assets from capital stock transactions	780,980,079	(187,482,109)	18,633,275	15,744,528
Redemption fees (Note 2(k))
Institutional Shares	—	25,687	—	939
Open Shares	—	5,762	—	—
Net increase in net assets from redemption fees	—	31,449	—	939
Total increase (decrease) in net assets	2,222,125,043	1,581,232,983	43,877,371	18,959,880
Net assets at beginning of period	10,797,203,109	9,215,970,126	123,724,462	104,764,582
Net assets at end of period*	$13,019,328,152	$10,797,203,109	$167,601,833	$123,724,462
* Includes undistributed (distributions in excess of) net investment income (loss) of	$216,576,214	$67,416,271	$1,026,992	$(45,878)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	583,417,967	612,915,207	13,928,987	11,913,811
Shares sold	96,869,683	124,977,329	3,136,572	5,746,230
Shares issued to shareholders from reinvestment of distributions	4,922	8,256,831	—	88,375
Shares redeemed	(60,315,010)	(162,731,400)	(1,369,156)	(3,819,429)
Net increase (decrease)	36,559,595	(29,497,240)	1,767,416	2,015,176
Shares outstanding at end of period	619,977,562	583,417,967	15,696,403	13,928,987
Open Shares
Shares outstanding at beginning of period	78,456,674	60,265,874	82,765	273,190
Shares sold	8,816,219	45,190,925	44,500	131,958
Shares issued to shareholders from reinvestment of distributions	—	934,081	—	699
Shares redeemed	(8,254,676)	(27,934,206)	(10,774)	(323,082)
Net increase (decrease)	561,543	18,190,800	33,726	(190,425)
Shares outstanding at end of period	79,018,217	78,456,674	116,491	82,765
R6 Shares
Shares outstanding at beginning of period	12,405,126	10,761,543
Shares sold	10,975,878	1,756,087
Shares issued to shareholders from reinvestment of distributions	—	84,140
Shares redeemed	(1,208,251)	(196,644)
Net increase (decrease)	9,767,627	1,643,583
Shares outstanding at end of period	22,172,753	12,405,126

The accompanying notes are an integral part of these financial statements.

96  Semi-Annual Report

Lazard Developing Markets		Lazard Emerging Markets		Lazard Emerging Markets
Equity Portfolio		Equity Advantage Portfolio		Equity Blend Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2017	December 31,	June 30, 2017	December 31,	June 30, 2017	December 31,
(unaudited)	2016	(unaudited)	2016	(unaudited)	2016

$693,142	$1,261,779	$33,581	$40,729	$2,321,784	$2,436,868

13,171,732	(28,631,539)	93,545	(276,680)	10,331,685	(26,087,003)

23,626,650	69,293,419	548,452	503,777	42,111,353	54,249,302
37,491,524	41,923,659	675,578	267,826	54,764,822	30,599,167

—	(1,789,340)	—	(43,969)	—	(1,412,652)
—	(45,302)	—	(1,641)	—	(13,457)
—	—	—	—	—	—

—	—	—	(2,269)	—	—
—	—	—	(85)	—	—
—	(1,834,642)	—	(47,964)	—	(1,426,109)

50,425,170	80,883,514	67,479	18,704	30,599,294	67,218,772
2,012,501	1,869,119	36,918	31,224	1,376,511	1,539,531
—	—	—	—	—	—

—	1,496,598	—	46,238	—	1,378,998
—	44,974	—	1,726	—	12,996
—	—	—	—	—	—

(47,174,994)	(276,473,758)	(10,335)	(1,350)	(26,635,361)	(102,375,323)
(1,964,039)	(6,293,824)	(2,733)	(14,008)	(1,073,894)	(2,636,302)
—	—	—	—	—	—

3,298,638	(198,473,377)	91,329	82,534	4,266,550	(34,861,328)

—	522	—	—	—	359
—	1	—	—	—	1
—	523	—	—	—	360
40,790,162	(158,383,837)	766,907	302,396	59,031,372	(5,687,910)
196,307,439	354,691,276	3,015,269	2,712,873	289,276,787	294,964,697
$237,097,601	$196,307,439	$3,782,176	$3,015,269	$348,308,159	$289,276,787

$440,411	$(252,731)	$31,708	$(1,873)	$1,940,963	$(380,821)

18,387,759	38,037,272	332,573	324,964	29,418,600	33,751,879
4,374,931	8,298,641	6,613	2,406	2,854,514	7,548,866
—	147,146	—	5,357	—	145,464
(4,143,078)	(28,095,300)	(1,130)	(154)	(2,491,543)	(12,027,609)
231,853	(19,649,513)	5,483	7,609	362,971	(4,333,279)
18,619,612	18,387,759	338,056	332,573	29,781,571	29,418,600

707,429	1,205,398	13,749	11,805	707,428	831,641
175,185	193,542	3,725	3,367	124,382	166,167
—	4,422	—	200	—	1,368
(171,824)	(695,933)	(263)	(1,623)	(98,432)	(291,748)
3,361	(497,969)	3,462	1,944	25,950	(124,213)
710,790	707,429	17,211	13,749	733,378	707,428

Semi-Annual Report  97

	Lazard Emerging Markets Multi-Asset Portfolio		Lazard Emerging Markets Debt Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,393,291	$3,114,272	$7,090,702	$15,446,547
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	5,673,777	(10,354,656)	(428,198)	(7,352,621)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts, options and swap agreements	12,986,894	22,474,530	13,824,131	13,899,270
Net increase (decrease) in net assets resulting from operations	21,053,962	15,234,146	20,486,635	21,993,196
Distributions to shareholders
From net investment income
Institutional Shares	—	(1,827,501)	(6,874,273)	(5,751,051)
Open Shares	—	(5,679)	(216,658)	(154,103)
R6 Shares	—	—	(2,155)	(11,027)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Return of capital
Institutional Shares	—	—	—	(9,184,866)
Open Shares	—	—	—	(246,113)
R6 Shares	—	—	—	(17,612)
Net decrease in net assets resulting from distributions	—	(1,833,180)	(7,093,086)	(15,364,772)
Capital stock transactions
Net proceeds from sales
Institutional Shares	14,852,263	35,709,659	32,222,003	44,616,278
Open Shares	64,444	347,386	2,418,478	1,631,298
R6 Shares	—	—	1,000	1,179,000
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,825,988	6,833,581	14,870,730
Open Shares	—	5,679	216,567	399,977
R6 Shares	—	—	—	28,637
Cost of shares redeemed
Institutional Shares	(4,832,429)	(22,385,801)	(23,240,839)	(83,660,576)
Open Shares	(135,726)	(346,949)	(749,313)	(2,341,664)
R6 Shares	—	—	(1,158,913)	—
Net increase (decrease) in net assets from capital stock transactions	9,948,552	15,155,962	16,542,564	(23,276,320)
Redemption fees (Note 2(k))
Institutional Shares	—	—	—	20
Open Shares	—	— (a)	—	—
Net increase in net assets from redemption fees	—	— (a)	—	20
Total increase (decrease) in net assets	31,002,514	28,556,928	29,936,113	(16,647,876)
Net assets at beginning of period	190,947,430	162,390,502	248,778,393	265,426,269
Net assets at end of period*	$221,949,944	$190,947,430	$278,714,506	$248,778,393
* Includes undistributed (distributions in excess of) net investment income (loss) of	$1,655,227	$(738,064)	$(7,594,251)	$(7,591,867)
(a) Amount is less than $0.50.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	23,468,090	21,518,578	30,470,656	33,508,407
Shares sold	1,698,991	4,477,948	3,957,241	5,473,740
Shares issued to shareholders from reinvestment of distributions	—	227,396	829,356	1,829,527
Shares redeemed	(556,013)	(2,755,832)	(2,835,427)	(10,341,018)
Net increase (decrease)	1,142,978	1,949,512	1,951,170	(3,037,751)
Shares outstanding at end of period	24,611,068	23,468,090	32,421,826	30,470,656
Open Shares
Shares outstanding at beginning of period	104,144	101,155	852,546	887,388
Shares sold	7,321	45,492	297,023	205,640
Shares issued to shareholders from reinvestment of distributions	—	705	26,025	48,742
Shares redeemed	(15,984)	(43,208)	(90,407)	(289,224)
Net increase (decrease)	(8,663)	2,989	232,641	(34,842)
Shares outstanding at end of period	95,481	104,144	1,085,187	852,546
R6 Shares†
Shares outstanding at beginning of period			144,864	—
Shares sold			125	141,367
Shares issued to shareholders from reinvestment of distributions			—	3,497
Shares redeemed			(144,864)	—
Net increase (decrease)			(144,739)	144,864
Shares outstanding at end of period			125	144,864

† The inception date for the R6 Shares was July 28, 2016.

The accompanying notes are an integral part of these financial statements.

98  Semi-Annual Report

Lazard		Lazard Emerging Markets
Explorer Total Return Portfolio		Income Portfolio
Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

$4,137,827	$12,168,369	$129,359	$232,294

2,906,567	1,830,531	388,431	(29,597)

430,041	3,609,690	418,846	177,831
7,474,435	17,608,590	936,636	380,528

(3,861,233)	(5,422,116)	(129,008)	(231,326)
(17,168)	(26,993)	—	—
—	—	—	—

—	—	—	(145,213)
—	—	—	(1,518)

—	(6,655,559)	—	—
—	(33,134)	—	—
—	—	—	—
(3,878,401)	(12,137,802)	(129,008)	(378,057)

7,278,170	21,329,605	63,622	52,500
218,375	279,048	2,500	—
—	—	—	—

3,821,534	12,073,073	129,008	376,539
17,052	59,738	—	1,517
—	—	—	—

(25,636,120)	(31,730,009)	(43)	(1,074,555)
(129,154)	(538,734)	—	(29,307)
—	—	—	—

(14,430,143)	1,472,721	195,087	(673,306)

—	—	—	—
—	—	—	—
—	—	—	—
(10,834,109)	6,943,509	1,002,715	(670,835)
257,507,593	250,564,084	12,284,251	12,955,086
$246,673,484	$257,507,593	$13,286,966	$12,284,251

$(2,112,495)	$(2,371,921)	$(281,048)	$(281,399)

29,244,079	29,101,055	1,447,433	1,519,965
815,685	2,459,699	7,171	6,241
428,763	1,377,643	14,649	43,853
(2,898,244)	(3,694,318)	(5)	(122,626)
(1,653,796)	143,024	21,815	(72,532)
27,590,283	29,244,079	1,469,248	1,447,433

133,440	155,824	15,090	18,495
24,293	32,116	279	—
1,903	6,780	—	178
(14,353)	(61,280)	—	(3,583)
11,843	(22,384)	279	(3,405)
145,283	133,440	15,369	15,090

Semi-Annual Report  99

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$15.96	$13.44		$17.19	$18.67	$19.54	$16.80
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.24	^	0.30	0.37	0.35	0.35
Net realized and unrealized gain (loss)	1.83	2.52		(3.76)	(1.13)	(0.51)	3.39

Total from investment operations	2.04	2.76		(3.46)	(0.76)	(0.16)	3.74
Less distributions from:
Net investment income	— (b)	(0.24)		(0.23)	(0.37)	(0.36)	(0.36)
Net realized gains	—	—		(0.06)	(0.35)	(0.35)	(0.64)

Total distributions	—	(0.24)		(0.29)	(0.72)	(0.71)	(1.00)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$18.00	$15.96		$13.44	$17.19	$18.67	$19.54

Total Return (c)	12.78%	20.52	%^	–20.16%	–4.16%	–0.80%	22.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,159,668	$9,311,693		$8,238,638	$12,156,645	$12,691,329	$13,315,172
Ratios to average net assets (d):
Net expenses	1.09%	1.09	%^	1.10%	1.09%	1.09%	1.10%
Gross expenses	1.09%	1.09%		1.10%	1.09%	1.09%	1.10%
Net investment income (loss)	2.41%	1.59	%^	1.83%	1.97%	1.80%	1.85%
Portfolio turnover rate	4%	12%		14%	12%	16%	23%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$16.41	$13.82		$17.65	$19.14	$20.03	$17.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.21	^	0.26	0.34	0.30	0.30
Net realized and unrealized gain (loss)	1.88	2.58		(3.84)	(1.16)	(0.53)	3.47

Total from investment operations	2.07	2.79		(3.58)	(0.82)	(0.23)	3.77
Less distributions from:
Net investment income	—	(0.20)		(0.19)	(0.32)	(0.31)	(0.30)
Net realized gains	—	—		(0.06)	(0.35)	(0.35)	(0.64)

Total distributions	—	(0.20)		(0.25)	(0.67)	(0.66)	(0.94)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$18.48	$16.41		$13.82	$17.65	$19.14	$20.03

Total Return (c)	12.61%	20.17	%^	–20.33%	–4.39%	–1.14%	22.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,460,603	$1,287,552		$832,706	$1,474,597	$2,206,930	$2,625,843
Ratios to average net assets (d):
Net expenses	1.34%	1.35	%^	1.37%	1.37%	1.37%	1.40%
Gross expenses	1.34%	1.35%		1.37%	1.37%	1.37%	1.40%
Net investment income (loss)	2.15%	1.35	%^	1.58%	1.76%	1.55%	1.58%
Portfolio turnover rate	4%	12%		14%	12%	16%	23%

The accompanying notes are an integral part of these financial statements.

100  Semi-Annual Report

	Six Months			For the Period
Selected data for a share of capital stock	Ended	Year Ended		1/19/15* to
outstanding throughout each period	6/30/17†	12/31/16		12/31/15

R6 Shares
Net asset value, beginning of period	$15.96	$13.44		$17.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	0.23	^	0.27
Net realized and unrealized gain (loss)	1.80	2.53		(3.80)

Total from investment operations	2.04	2.76		(3.53)
Less distributions from:
Net investment income	—	(0.24)		(0.23)
Net realized gains	—	—		(0.06)

Total distributions	—	(0.24)		(0.29)

Net asset value, end of period	$18.00	$15.96		$13.44

Total Return (c)	12.78%	20.52	%^	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$399,058	$197,959		$144,626
Ratios to average net assets (d):
Net expenses	1.09%	1.09	%^	1.12%
Gross expenses	1.09%	1.10%		1.13%
Net investment income (loss)	2.74%	1.54	%^	1.79%
Portfolio turnover rate	4%	12%		14%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
*	The inception date for the R6 Shares was January 19, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  101

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital stock	Ended	Year Ended			10/31/13* to
outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.83	$8.60	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	1.70	0.22	(1.03)	(0.15)	(0.16)

Total from investment operations	1.77	0.30	(1.00)	(0.12)	(0.17)
Less distributions from:
Net investment income	—	(0.07)	(0.01)	(0.08)	—
Return of capital	—	—	(0.01)	(0.01)	—

Total distributions	—	(0.07)	(0.02)	(0.09)	—

Redemption fees	—	— (b)	— (b)	—	—

Net asset value, end of period	$10.60	$8.83	$8.60	$9.62	$9.83

Total Return (c)	20.05%	3.47%	–10.36%	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$166,372	$122,995	$102,421	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.24%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.24%	1.31%	1.52%	2.28%	24.66%
Net investment income (loss)	1.51%	0.89%	0.32%	0.28%	–0.71%
Portfolio turnover rate	10%	62%	46%	45%	12%

	Six Months				For the Period
Selected data for a share of capital stock	Ended	Year Ended			10/31/13* to
outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.81	$8.58	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.07	— (b)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.69	0.20	(1.04)	(0.11)	(0.16)

Total from investment operations	1.75	0.27	(1.04)	(0.15)	(0.17)
Less distributions from:
Net investment income	—	(0.04)	—	(0.05)	—
Return of capital	—	—	—	(0.01)	—

Total distributions	—	(0.04)	—	(0.06)	—

Redemption fees	—	—	—	— (b)	—

Net asset value, end of period	$10.56	$8.81	$8.58	$9.62	$9.83

Total Return (c)	19.86%	3.17%	–10.81%	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,230	$729	$2,344	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.67%	2.14%	2.35%	2.81%	30.92%
Net investment income (loss)	1.16%	0.85%	–0.04%	–0.35%	–0.90%
Portfolio turnover rate	10%	62%	46%	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

102  Semi-Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$10.28	$9.04		$10.43	$11.81	$12.40	$10.68
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.05	^	0.06	0.09	0.11	0.09
Net realized and unrealized gain (loss)	1.95	1.29		(1.40)	(1.30)	(0.60)	1.74

Total from investment operations	1.99	1.34		(1.34)	(1.21)	(0.49)	1.83
Less distributions from:
Net investment income	—	(0.10)		(0.05)	(0.17)	(0.10)	(0.11)

Total distributions	—	(0.10)		(0.05)	(0.17)	(0.10)	(0.11)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.27	$10.28		$9.04	$10.43	$11.81	$12.40

Total Return (c)	19.36%	14.81	%^	–12.84%	–10.27%	–3.90%	17.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$228,395	$189,035		$343,788	$426,847	$558,716	$339,771
Ratios to average net assets (d):
Net expenses	1.21%	1.21	%^	1.20%	1.19%	1.17%	1.21%
Gross expenses	1.21%	1.23%		1.20%	1.19%	1.17%	1.21%
Net investment income (loss)	0.65%	0.48	%^	0.55%	0.80%	0.96%	0.74%
Portfolio turnover rate	27%	56%		66%	57%	48%	61%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$10.28	$9.05		$10.43	$11.81	$12.40	$10.68
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.01	^	0.01	0.08	0.11	0.05
Net realized and unrealized gain (loss)	1.94	1.28		(1.38)	(1.33)	(0.63)	1.74

Total from investment operations	1.96	1.29		(1.37)	(1.25)	(0.52)	1.79
Less distributions from:
Net investment income	—	(0.06)		(0.01)	(0.13)	(0.07)	(0.07)

Total distributions	—	(0.06)		(0.01)	(0.13)	(0.07)	(0.07)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.24	$10.28		$9.05	$10.43	$11.81	$12.40

Total Return (c)	19.07%	14.31	%^	–13.11%	–10.57%	–4.18%	16.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,702	$7,272		$10,903	$16,029	$44,324	$93,352
Ratios to average net assets (d):
Net expenses	1.60%	1.60	%^	1.57%	1.49%	1.45%	1.53%
Gross expenses	1.62%	1.65%		1.57%	1.49%	1.45%	1.53%
Net investment income (loss)	0.27%	0.06	%^	0.13%	0.70%	0.90%	0.43%
Portfolio turnover rate	27%	56%		66%	57%	48%	61%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  103

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital stock	Ended	Year Ended	5/29/15* to
outstanding throughout each period	6/30/17†	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.71	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.12	0.08
Net realized and unrealized gain (loss)	1.84	0.67	(1.88)

Total from investment operations	1.94	0.79	(1.80)
Less distributions from:
Net investment income	—	(0.13)	(0.14)
Return of capital	—	(0.01)	—

Total distributions	—	(0.14)	(0.14)

Net asset value, end of period	$10.65	$8.71	$8.06

Total Return (b)	22.27%	9.83%	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,599	$2,896	$2,618
Ratios to average net assets (c):
Net expenses	1.10%	1.10%	1.10%
Gross expenses	8.11%	9.57%	11.47%
Net investment income (loss)	1.98%	1.41%	1.54%
Portfolio turnover rate	31%	57%	38%

	Six Months		For the Period
Selected data for a share of capital stock	Ended	Year Ended	5/29/15* to
outstanding throughout each period	6/30/17†	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.71	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.09	0.06
Net realized and unrealized gain (loss)	1.83	0.68	(1.87)

Total from investment operations	1.92	0.77	(1.81)
Less distributions from:
Net investment income	—	(0.11)	(0.13)
Return of capital	—	(0.01)	—

Total distributions	—	(0.12)	(0.13)

Net asset value, end of period	$10.63	$8.71	$8.06

Total Return (b)	22.04%	9.51%	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$183	$120	$95
Ratios to average net assets (c):
Net expenses	1.40%	1.40%	1.40%
Gross expenses	16.22%	20.02%	26.37%
Net investment income (loss)	1.81%	1.06%	1.18%
Portfolio turnover rate	31%	57%	38%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

104  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.60	$8.53		$10.00	$11.18	$11.45	$9.77
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.08	^	0.12	0.15	0.11	0.11
Net realized and unrealized gain (loss)	1.73	1.04		(1.39)	(1.12)	(0.24)	1.68

Total from investment operations	1.81	1.12		(1.27)	(0.97)	(0.13)	1.79
Less distributions from:
Net investment income	—	(0.05)		(0.19)	(0.21)	(0.08)	(0.11)
Net realized gains	—	—		—	—	(0.05)	—
Return of capital	—	—		(0.01)	— (b)	(0.01)	—

Total distributions	—	(0.05)		(0.20)	(0.21)	(0.14)	(0.11)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.41	$9.60		$8.53	$10.00	$11.18	$11.45

Total Return (c)	18.85%	13.12	%^	–12.74%	–8.66%	–1.14%	18.19%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$339,940	$282,473		$287,857	$463,043	$478,754	$201,512
Ratios to average net assets (d):
Net expenses	1.19%	1.25	%^	1.20%	1.28%	1.30%	1.34%
Gross expenses	1.19%	1.26%		1.20%	1.28%	1.33%	1.34%
Net investment income (loss)	1.44%	0.88	%^	1.22%	1.33%	1.00%	1.01%
Portfolio turnover rate	30%	47%		38%	44%	48%	57%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.62	$8.55		$9.99	$11.17	$11.44	$9.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.05	^	0.11	0.10	0.07	0.09
Net realized and unrealized gain (loss)	1.73	1.04		(1.38)	(1.10)	(0.24)	1.66

Total from investment operations	1.79	1.09		(1.27)	(1.00)	(0.17)	1.75
Less distributions from:
Net investment income	—	(0.02)		(0.17)	(0.18)	(0.04)	(0.07)
Net realized gains	—	—		—	—	(0.05)	—
Return of capital	—	—		— (b)	— (b)	(0.01)	—

Total distributions	—	(0.02)		(0.17)	(0.18)	(0.10)	(0.07)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.41	$9.62		$8.55	$9.99	$11.17	$11.44

Total Return (c)	18.61%	12.74	%^	–12.77%	–8.95%	–1.47%	17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,368	$6,804		$7,107	$123,756	$118,594	$37,648
Ratios to average net assets (d):
Net expenses	1.60%	1.60	%^	1.54%	1.60%	1.60%	1.64%
Gross expenses	1.61%	1.89%		1.54%	1.63%	1.69%	1.77%
Net investment income (loss)	1.06%	0.54	%^	1.10%	0.94%	0.61%	0.78%
Portfolio turnover rate	30%	47%		38%	44%	48%	57%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  105

LAZARD EMERGING MARKETS MULTI-ASSET PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$8.10	$7.51		$8.58	$9.28	$9.70	$8.57
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.14	^	0.13	0.17	0.13	0.09
Net realized and unrealized gain (loss)	0.78	0.53		(1.12)	(0.70)	(0.37)	1.11

Total from investment operations	0.88	0.67		(0.99)	(0.53)	(0.24)	1.20
Less distributions from:
Net investment income	—	(0.08)		(0.08)	(0.17)	(0.10)	(0.07)
Net realized gains	—	—		—	—	(0.08)	—
Return of capital	—	—		—	— (b)	—	—

Total distributions	—	(0.08)		(0.08)	(0.17)	(0.18)	(0.07)

Redemption fees	—	—		—	— (b)	— (b)	— (b)

Net asset value, end of period	$8.98	$8.10		$7.51	$8.58	$9.28	$9.70

Total Return (c)	10.86%	8.91	%^	–11.59%	–5.57%	–2.41%	14.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$221,092	$190,102		$161,629	$194,451	$223,328	$125,019
Ratios to average net assets (d):
Net expenses	1.26%	1.30	%^	1.30%	1.28%	1.30%	1.30%
Gross expenses	1.26%	1.31%		1.32%	1.28%	1.31%	1.57%
Net investment income (loss)	2.31%	1.73	%^	1.52%	1.86%	1.42%	1.01%
Portfolio turnover rate	58%	111%		109%	122%	155%	160%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$8.12	$7.53		$8.60	$9.29	$9.71	$8.59
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.12	^	0.10	0.15	0.10	0.08
Net realized and unrealized gain (loss)	0.79	0.52		(1.12)	(0.70)	(0.37)	1.08

Total from investment operations	0.87	0.64		(1.02)	(0.55)	(0.27)	1.16
Less distributions from:
Net investment income	—	(0.05)		(0.05)	(0.14)	(0.07)	(0.04)
Net realized gains	—	—		—	—	(0.08)	—
Return of capital	—	—		—	— (b)	—	—

Total distributions	—	(0.05)		(0.05)	(0.14)	(0.15)	(0.04)

Redemption fees	—	—	(b)	—	—	— (b)	—

Net asset value, end of period	$8.99	$8.12		$7.53	$8.60	$9.29	$9.71

Total Return (c)	10.59%	8.57	%^	–11.85%	–5.89%	–2.73%	13.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$858	$845		$761	$1,198	$2,185	$858
Ratios to average net assets (d):
Net expenses	1.60%	1.60	%^	1.60%	1.60%	1.60%	1.60%
Gross expenses	3.05%	2.94%		2.96%	2.23%	2.52%	3.82%
Net investment income (loss)	1.94%	1.46	%^	1.22%	1.63%	1.03%	0.82%
Portfolio turnover rate	58%	111%		109%	122%	155%	160%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

106  Semi-Annual Report

LAZARD EMERGING MARKETS DEBT PORTFOLIO

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$7.90	$7.71	$8.84	$9.53	$10.85	$9.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.48 ^	0.39	0.49	0.49	0.48
Net realized and unrealized gain (loss)	0.42	0.19	(1.13)	(0.66)	(1.25)	1.33

Total from investment operations	0.64	0.67	(0.74)	(0.17)	(0.76)	1.81
Less distributions from:
Net investment income	(0.22)	(0.19)	— (b)	(0.15)	(0.52)	(0.48)
Net realized gains	—	—	—	—	(0.04)	(0.24)
Return of capital	—	(0.29)	(0.39)	(0.37)	—	—

Total distributions	(0.22)	(0.48)	(0.39)	(0.52)	(0.56)	(0.72)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$8.32	$7.90	$7.71	$8.84	$9.53	$10.85

Total Return (c)	8.01%	8.64%^	–8.55%	–2.07%	–7.13%	18.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$269,606	$240,833	$258,517	$326,165	$446,180	$286,163
Ratios to average net assets (d):
Net expenses	0.95%	0.96%^	0.96%	0.96%	0.97%	1.00%
Gross expenses	0.95%	0.96%	0.96%	0.96%	0.97%	1.03%
Net investment income (loss)	5.37%	5.90%^	4.69%	5.14%	4.84%	4.60%
Portfolio turnover rate	52%	118%	162%	204%	108%	220%

	Six Months
Selected data for a share of capital stock	Ended	Year Ended
outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$7.98	$7.79	$8.91	$9.59	$10.88	$9.77
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.46 ^	0.36	0.46	0.45	0.45
Net realized and unrealized gain (loss)	0.41	0.19	(1.11)	(0.68)	(1.24)	1.35

Total from investment operations	0.62	0.65	(0.75)	(0.22)	(0.79)	1.80
Less distributions from:
Net investment income	(0.21)	(0.18)	— (b)	(0.09)	(0.46)	(0.45)
Net realized gains	—	—	—	—	(0.04)	(0.24)
Return of capital	—	(0.28)	(0.37)	(0.37)	—	—

Total distributions	(0.21)	(0.46)	(0.37)	(0.46)	(0.50)	(0.69)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$8.39	$7.98	$7.79	$8.91	$9.59	$10.88

Total Return (c)	7.79%	8.27%^	–8.64%	–2.53%	–7.35%	18.68%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,107	$6,801	$6,910	$1,107	$9,310	$1,138
Ratios to average net assets (d):
Net expenses	1.24%	1.28%^	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.35%	1.40%	1.75%	1.71%	1.39%	2.97%
Net investment income (loss)	5.07%	5.59%^	4.54%	4.80%	4.45%	4.26%
Portfolio turnover rate	52%	118%	162%	204%	108%	220%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  107

	Six Months	For the Period
Selected data for a share of capital	Ended	7/28/16* to
stock outstanding throughout each period	6/30/17†	12/31/16

R6 Shares
Net asset value, beginning of period	$7.90	$8.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.20 ^
Net realized and unrealized gain (loss)	0.41	(0.44)

Total from investment operations	0.63	(0.24)
Less distributions from:
Net investment income	(0.01)	(0.08)
Return of capital	—	(0.12)

Total distributions	(0.01)	(0.20)

Net asset value, end of period	$8.52	$7.90

Total Return (c)	7.92%	–2.93%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1,145
Ratios to average net assets (d):
Net expenses	0.90%	0.90%^
Gross expenses	26.64%	2.21%
Net investment income (loss)	5.70%	5.73%^
Portfolio turnover rate	52%	118%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
*	The inception date for the R6 Shares was July 28, 2016.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

108  Semi-Annual Report

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital stock	Ended	Year Ended			6/28/13* to
outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.77	$8.56	$9.32	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.42	0.28	0.36	0.16
Net realized and unrealized gain (loss)	0.11	0.21	(0.75)	(0.38)	(0.12)

Total from investment operations	0.26	0.63	(0.47)	(0.02)	0.04
Less distributions from:
Net investment income	(0.14)	(0.19)	(0.15)	(0.49)	(0.18)
Net realized gains	—	—	—	(0.01)	—
Return of capital	—	(0.23)	(0.14)	(0.02)	—

Total distributions	(0.14)	(0.42)	(0.29)	(0.52)	(0.18)

Redemption fees	—	—	—	— (b)	—

Net asset value, end of period	$8.89	$8.77	$8.56	$9.32	$9.86

Total Return (c)	3.07%	7.47%	–5.13%	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$245,374	$256,331	$249,222	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.10%	1.12%	1.16%	1.24%	1.30%
Gross expenses	1.10%	1.12%	1.16%	1.30%	2.97%
Net investment income (loss)	3.34%	4.80%	3.17%	3.57%	3.15%
Portfolio turnover rate	66%	173%	262%	182%	69%

	Six Months				For the Period
Selected data for a share of capital stock	Ended	Year Ended			6/28/13* to
outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.82	$8.61	$9.37	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.39	0.24	0.33	0.14
Net realized and unrealized gain (loss)	0.11	0.21	(0.75)	(0.38)	(0.11)

Total from investment operations	0.24	0.60	(0.51)	(0.05)	0.03
Less distributions from:
Net investment income	(0.12)	(0.17)	(0.12)	(0.43)	(0.15)
Net realized gains	—	—	—	(0.01)	—
Return of capital	—	(0.22)	(0.14)	(0.02)	—

Total distributions	(0.12)	(0.39)	(0.26)	(0.46)	(0.15)

Redemption fees	—	—	0.01	— (b)	—

Net asset value, end of period	$8.94	$8.82	$8.61	$9.37	$9.88

Total Return (c)	2.89%	7.07%	–5.42%	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,299	$1,176	$1,342	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.44%	1.48%	1.50%	1.54%	1.60%
Gross expenses	2.38%	2.34%	1.66%	1.78%	5.01%
Net investment income (loss)	3.01%	4.46%	2.62%	3.26%	2.78%
Portfolio turnover rate	66%	173%	262%	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  109

LAZARD EMERGING MARKETS INCOME PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		4/30/14*
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$8.40	$8.42	$9.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.16	0.01	0.01
Net realized and unrealized gain (loss)	0.55	0.08	(0.74)	(0.85)

Total from investment operations	0.64	0.24	(0.73)	(0.84)
Less distributions from:
Net investment income	(0.09)	(0.16)	—	—
Net realized gains	—	(0.10)	—	—
Return of capital	—	—	(0.01)	—

Total distributions	(0.09)	(0.26)	(0.01)	—

Net asset value, end of period	$8.95	$8.40	$8.42	$9.16

Total Return (b)	7.62%	2.82%	–7.94%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,147	$12,156	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%	0.90%
Gross expenses	2.29%	2.25%	2.55%	5.15%
Net investment income (loss)	2.03%	1.80%	0.09%	0.10%
Portfolio turnover rate	41%	174%	175%	125%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		4/30/14*
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$8.50	$8.39	$9.14	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.13	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.55	0.08	(0.73)	(0.85)

Total from investment operations	0.63	0.21	(0.75)	(0.86)
Less distributions from:
Net realized gains	—	(0.10)	—	—

Total distributions	—	(0.10)	—	—

Net asset value, end of period	$9.13	$8.50	$8.39	$9.14

Total Return (b)	7.41%	2.52%	–8.21%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$140	$128	$155	$132
Ratios to average net assets (c):
Net expenses	1.18%	1.20%	1.20%	1.20%
Gross expenses	11.72%	12.29%	12.19%	13.96%
Net investment income (loss)	1.75%	1.51%	–0.18%	–0.18%
Portfolio turnover rate	41%	174%	175%	125%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

110  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2017 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If

there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the

Semi-Annual Report  111

Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

112  Semi-Annual Report

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2017, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in forward currency contracts.

(d) Futures Transactions—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the period ended June 30, 2017, Emerging Markets Multi-Asset and Explorer Total Return Portfolios traded in futures contracts.

(e) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Semi-Annual Report  113

During the period ended June 30, 2017, transactions in options written were as follows:

Emerging Markets Multi-Asset Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	32,000	$23,764
Options written	12,700	5,869
Options exercised	(32,000)	(23,764)
Options outstanding at end of period	12,700	$5,869

Emerging Markets Debt Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	85,800	$63,728
Options written	54,800	25,323
Options exercised	(46,900)	(28,922)
Options expired	(38,900)	(34,806)
Options outstanding at end of period	54,800	$25,323

Explorer Total Return Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	135,500	$100,613
Options written	49,300	22,782
Options exercised	(95,100)	(30,037)
Options expired	(40,400)	(70,576)
Options outstanding at end of period	49,300	$22,782

None of the other Portfolios presented traded in options during the period ended June 30, 2017.

(f) Swap Agreements—A Portfolio may enter into credit default swap agreements whereby one counterparty (the “Protection Buyer”) pays an upfront payment or a periodic fee throughout the term of the swap agreement provided there is no credit event, which is expressed in basis points on the notional amount, in return for a payment by the seller of the credit default swap agreement (the “Protection Seller”) that results if a credit event such as defined in the swap agreement occurs, such as bankruptcy of the reference entity, obligation or index. Such credit default swap agreements are cash settled transactions. If a Portfolio enters into a credit default swap agreement as the Protection Buyer, the Portfolio is exposed to credit risk arising from the potential inability of the Protection Seller to perform under the agreement. If a Portfolio enters into a credit default swap agreement as the Protection Seller, the Portfolio is not exposed to credit risk but is subject to market risk as the credit default swap agreement is recorded at fair value which reflects the creditworthiness of the reference entity. As a Protection Seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to risk of loss limited to the notional amount of the swap agreement.

Credit ratings on the reference obligor underlying the credit derivatives, together with the periods of expiration, are generally indicators of payment/performance risk. In such instances where a Portfolio is the seller of protection, the likelihood of payment and performance is generally considered greater as the credit spread on the reference obligor underlying the credit derivatives and the period of expiration increases.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

114  Semi-Annual Report

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2017, Emerging Markets Multi-Asset and Explorer Total Return Portfolios traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$(75,506,433)	$(1,130,269,301)
Emerging Markets Core Equity	(6,786,715)	(5,091,205)
Developing Markets Equity	(35,881,173)	(118,279,846)
Emerging Markets Equity Advantage	(350,154)	(119,821)
Emerging Markets Equity Blend	(10,968,078)	(82,061,711)
Emerging Markets Multi-Asset	(7,487,533)	(21,526,281)
Emerging Markets Debt	(24,002,774)	(12,319,128)
Explorer Total Return	(13,588,692)	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Developing Markets Equity	$—	$(196,648)
Emerging Markets Equity Advantage	—	(1,873)
Emerging Markets Equity Blend	—	(143,319)
Emerging Markets Debt	—	(4,297,871)
Explorer Total Return	—	(313,107)
Emerging Markets Income	(5,541)	(296,884)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(h) Dividends and Distributions—Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, return of capital distributions, certain fixed-income securities, expenses and derivatives. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

Semi-Annual Report  115

(i) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(j) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(m) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the

Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Multi-Asset	1.00
Emerging Markets Debt	0.75
Explorer Total Return (a)	0.90
Emerging Markets Income	0.65

(a)	From January 1, 2017 to June 6, 2017, percentage was 0.95%.

The Investment Manager has voluntarily agreed, until May 1 of the year shown below, to waive its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

116  Semi-Annual Report

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

Emerging Markets Equity	1.30%	1.60%	1.25%	2018
Emerging Markets Core Equity	1.30	1.60	N/A	2018
Developing Markets Equity	1.30	1.60	N/A	2018
Emerging Markets Equity Advantage	1.10	1.40	N/A	2018
Emerging Markets Equity Blend	1.30	1.60	N/A	2018
Emerging Markets Multi-Asset	1.30	1.60	N/A	2027	(a)
Emerging Markets Debt	0.95	1.20	0.90	2027	(b)
Explorer Total Return (c)	1.10	1.40	N/A	2018
Emerging Markets Income (d)	0.90	1.05	N/A	2018
(a)	Agreement is through April 29, 2027.
(b)	Agreement extends, for May 1, 2018 through April 29, 2027, at levels of 1.10%, 1.40% and 1.05%, respectively. From January 1, 2017 to June 6, 2017, percentage for the Open Shares was 1.25%.
(c)	From January 1, 2017 to June 6, 2017, percentages were 1.15% and 1.45%, respectively.
(d)	From January 1, 2017 to June 6, 2017, percentage for the Open Shares was 1.20%.

In addition to the expense limitation agreements, until May 1, 2018, to the extent the “Total Annual Portfolio Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the period ended June 30, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Emerging Markets Core Equity	$—	$—	$5,285	$387
Developing Markets Equity	—	—	871	—
Emerging Markets Equity Advantage	13,840	91,280	641	10,115
Emerging Markets Equity Blend	—	—	502	—
Emerging Markets Multi-Asset	—	—	4,104	1,833
Emerging Markets Debt	—	—	4,667	—
Explorer Total Return	—	—	5,718	—
Emerging Markets Income	41,071	37,188	434	6,510
	R6 Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

Emerging Markets Equity	$1,772	$—
Emerging Markets Debt	287	9,561

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2017, State Street waived its fees as follows:

Portfolio	Amount

Emerging Markets Equity Advantage	$9,375
Emerging Markets Income	9,375

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid to the affected Portfolios in April 2017 as a reimbursement. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Man-

Semi-Annual Report  117

ager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2017 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$1,396,218,635	$454,773,164
Emerging Markets Core Equity	31,690,037	14,320,775
Developing Markets Equity	58,504,022	58,965,859
Emerging Markets Equity Advantage	1,085,807	1,038,237
Emerging Markets Equity Blend	101,494,942	94,900,253
Emerging Markets Multi-Asset	97,718,782	93,774,937
Emerging Markets Debt	147,826,590	122,252,228
Explorer Total Return	103,267,198	154,318,271
Emerging Markets Income	1,135,614	3,337,620

For the period ended June 30, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2017, the Investment Manager owned 87.36% and 35.04% of the outstanding shares of Emerging Markets Equity Advantage and Emerging Markets Income Portfolios, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Emerging Markets Equity Portfolio for the period ended June 30, 2017, were as follows:

118  Semi-Annual Report

Non-Controlled Affiliates	Number of Shares Held at December 31, 2016	Gross Additions	Gross Reductions	Number of Shares Held at June 30, 2017	Fair Value at June 30, 2017	Investment Income	Realized Gain (Loss)

PPC, Ltd.	86,074,258	14,374,275	—	100,448,533	$40,644,966	$—	$—
Weichai Power Co., Ltd., Class H	71,090,644	88,968,644	—	160,059,288	140,291,783	2,646,587	—
Total Affiliated Securities (Fair Value is 1.39% of Net Assets)					$180,936,749	$2,646,587	$—

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2017, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Emerging Markets Core Equity	$1,330,000	$1,400,000	1.78%	2
Developing Markets Equity	3,346,667	6,100,000	1.77	3
Emerging Markets Equity Advantage	6,720	10,000	1.79	10

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to

Semi-Annual Report  119

increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities, indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the

120  Semi-Annual Report

Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  121

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$222,372,469	$—	$—	$222,372,469
Brazil	1,374,400,715	—	—	1,374,400,715
China	1,015,813,614	1,059,445,027	—	2,075,258,641
Egypt	—	114,453,748	—	114,453,748
Hungary	—	248,758,430	—	248,758,430
India	—	1,300,528,396	—	1,300,528,396
Indonesia	235,835,117	479,393,521	—	715,228,638
Malaysia	—	92,447,032	—	92,447,032
Mexico	442,540,850	—	—	442,540,850
Pakistan	—	232,861,459	—	232,861,459
Philippines	123,266,680	—	—	123,266,680
Russia	175,899,074	819,672,394	—	995,571,468
South Africa	—	1,139,159,904	—	1,139,159,904
South Korea	—	1,873,328,322	—	1,873,328,322
Taiwan	—	726,640,624	—	726,640,624
Thailand	—	164,415,461	—	164,415,461
Turkey	—	710,200,661	—	710,200,661
Short-Term Investments	377,494,227	—	—	377,494,227
Total	$3,967,622,746	$8,961,304,979	$—	$12,928,927,725
Emerging Markets Core Equity Portfolio
Common Stocks*
Brazil	$11,451,265	$—	$—	$11,451,265
China	14,385,290	18,583,674	—	32,968,964
Colombia	3,404,295	—	—	3,404,295
Hong Kong	—	3,284,864	—	3,284,864
Hungary	—	2,076,902	—	2,076,902
India	6,454,109	11,113,203	—	17,567,312
Indonesia	1,826,934	2,122,015	—	3,948,949
Luxembourg	3,692,913	—	—	3,692,913
Mexico	6,955,566	—	—	6,955,566
Peru	2,305,162	—	—	2,305,162
Philippines	—	2,927,507	—	2,927,507
Portugal	—	1,661,119	—	1,661,119
Russia	641,528	8,696,483	—	9,338,011
South Africa	—	8,606,003	—	8,606,003
South Korea	—	21,801,302	—	21,801,302
Taiwan	11,725,874	8,603,239	—	20,329,113
Thailand	—	3,162,435	—	3,162,435
Turkey	813,767	2,694,654	—	3,508,421
United Arab Emirates	—	1,190,874	—	1,190,874
United Kingdom	2,172,111	—	—	2,172,111
Preferred Stocks*	2,140,573	—	—	2,140,573
Short-Term Investments	4,280,592	—	—	4,280,592
Total	$72,249,979	$96,524,274	$—	$168,774,253

122  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Developing Markets Equity Portfolio
Common Stocks*
Argentina	$1,404,228	$—	$—	$1,404,228
Brazil	5,409,785	—	—	5,409,785
Canada	1,457,154	—	—	1,457,154
China	24,970,021	45,565,968	—	70,535,989
Colombia	5,253,163	—	—	5,253,163
Hong Kong	—	6,744,206	—	6,744,206
India	14,471,902	12,311,639	—	26,783,541
Indonesia	—	7,946,649	—	7,946,649
Mexico	6,320,864	—	—	6,320,864
Peru	5,732,407	—	—	5,732,407
Philippines	—	1,731,173	—	1,731,173
Portugal	—	4,671,995	—	4,671,995
Russia	4,455,067	12,743,199	—	17,198,266
South Africa	—	6,822,285	—	6,822,285
South Korea	—	23,877,113	—	23,877,113
Taiwan	1,640,302	19,948,356	—	21,588,658
Turkey	—	9,682,225	—	9,682,225
United Kingdom	—	2,807,673	—	2,807,673
Preferred Stocks*	2,288,022	—	—	2,288,022
Short-Term Investments	6,652,140	—	—	6,652,140
Total	$80,055,055	$154,852,481	$—	$234,907,536
Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$102,234	$—	$—	$102,234
China	217,636	729,514	7,039	954,189
Colombia	35,914	—	—	35,914
Egypt	24,934	—	—	24,934
Greece	—	29,723	—	29,723
Hong Kong	—	24,367	—	24,367
Hungary	—	77,743	—	77,743
India	204,688	59,750	—	264,438
Indonesia	53,737	89,338	—	143,075
Luxembourg	25,534	—	—	25,534
Malaysia	41,115	74,239	10,664	126,018
Mexico	90,540	—	—	90,540
Philippines	—	85,239	—	85,239
Poland	—	114,168	—	114,168
Russia	—	67,800	—	67,800
Singapore	7,575	—	—	7,575
South Africa	11,266	169,299	—	180,565
South Korea	111,358	528,466	—	639,824
Taiwan	187,036	265,654	—	452,690
Thailand	—	117,492	—	117,492
Turkey	45,200	31,925	—	77,125
United States	22,475	—	—	22,475
Preferred Stocks*	69,772	—	—	69,772
Short-Term Investments	35,562	—	—	35,562
Total	$1,286,576	$2,464,717	$17,703	$3,768,996

Semi-Annual Report  123

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Emerging Markets Equity Blend Portfolio
Common Stocks*
Argentina	$6,164,962	$—	$—	$6,164,962
Brazil	23,160,985	—	—	23,160,985
Canada	1,939,714	—	—	1,939,714
Chile	295,583	—	—	295,583
China	32,675,642	54,371,008	—	87,046,650
Colombia	3,487,909	—	—	3,487,909
Egypt	—	2,249,218	—	2,249,218
Georgia	—	2,114,096	—	2,114,096
Hong Kong	—	4,288,478	—	4,288,478
Hungary	—	3,316,261	—	3,316,261
India	11,015,866	18,801,851	—	29,817,717
Indonesia	2,997,640	11,281,440	—	14,279,080
Kenya	—	366,040	—	366,040
Kuwait	—	270,596	—	270,596
Mexico	11,394,366	—	—	11,394,366
Morocco	—	290,619	—	290,619
Oman	—	215,718	—	215,718
Pakistan	—	791,694	—	791,694
Peru	3,855,450	—	—	3,855,450
Philippines	1,062,902	—	—	1,062,902
Portugal	—	4,229,808	—	4,229,808
Russia	13,352,998	14,780,381	—	28,133,379
Singapore	—	2,221,248	—	2,221,248
South Africa	—	4,014,793	—	4,014,793
South Korea	—	41,549,981	—	41,549,981
Taiwan	3,663,117	36,169,668	—	39,832,785
Turkey	4,654,644	13,809,540	—	18,464,184
Ukraine	—	325,176	—	325,176
United Arab Emirates	1,471,899	—	—	1,471,899
Warrants*	26,881	—	—	26,881
Short-Term Investments	9,885,221	—	—	9,885,221
Total	$131,105,779	$215,457,614	$—	$346,563,393

124  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Emerging Markets Multi-Asset Portfolio
Assets:
Common Stocks*
Argentina	$2,408,365	$—	$—	$2,408,365
Brazil	9,046,445	—	—	9,046,445
Canada	765,565	—	—	765,565
Chile	141,600	—	—	141,600
China	12,884,402	21,340,492	—	34,224,894
Colombia	1,366,794	—	—	1,366,794
Egypt	—	924,621	—	924,621
Georgia	—	847,020	—	847,020
Hong Kong	—	1,683,458	—	1,683,458
Hungary	—	1,306,826	—	1,306,826
India	4,343,320	7,430,635	—	11,773,955
Indonesia	1,184,645	3,959,446	—	5,144,091
Kenya	—	175,977	—	175,977
Kuwait	—	130,113	—	130,113
Mexico	4,471,461	—	—	4,471,461
Morocco	—	139,656	—	139,656
Oman	—	98,735	—	98,735
Pakistan	—	378,558	—	378,558
Peru	1,509,208	—	—	1,509,208
Philippines	418,070	—	—	418,070
Portugal	—	1,662,957	—	1,662,957
Russia	5,158,581	5,758,822	—	10,917,403
Singapore	—	846,391	—	846,391
South Africa	—	1,560,213	—	1,560,213
South Korea	—	16,170,954	—	16,170,954
Taiwan	3,874,619	11,638,995	—	15,513,614
Turkey	1,832,939	5,442,677	—	7,275,616
Ukraine	—	156,281	—	156,281
United Arab Emirates	561,028	—	—	561,028
Corporate Bonds*	—	10,059,865	—	10,059,865
Foreign Government Obligations*	—	34,619,267	—	34,619,267
Quasi Government Bonds*	—	2,201,275	—	2,201,275
Supranationals	—	230,400	—	230,400
US Treasury Securities	—	12,986,240	—	12,986,240
Warrants*	9,251	—	—	9,251
Short-Term Investments	32,111,501	—	—	32,111,501
Purchased Options	—	235,600	—	235,600
Other Financial Instruments†
Credit Default Swap Agreements	—	21	—	21
Forward Currency Contracts	—	1,307,631	—	1,307,631
Futures Contracts	5,673	—	—	5,673
Interest Rate Swap Agreements	—	64,371	—	64,371
Total	$82,093,467	$143,357,497	$—	$225,450,964
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(2,133,223)	$—	$(2,133,223)
Written Options	—	(5,869)	—	(5,869)
Total	$—	$(2,139,092)	$—	$(2,139,092)

Semi-Annual Report  125

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$16,647,903	$—	$16,647,903
Foreign Government Obligations*	—	227,769,623	—	227,769,623
Quasi Government Bonds*	—	17,627,734	—	17,627,734
Short-Term Investments	15,481,796	—	—	15,481,796
Purchased Options	—	436,383	—	436,383
Other Financial Instruments†
Forward Currency Contracts	—	2,332,869	—	2,332,869
Total	$15,481,796	$264,814,512	$—	$280,296,308
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,803,308)	$—	$(1,803,308)
Written Options	—	(25,323)	—	(25,323)
Total	$—	$(1,828,631)	$—	$(1,828,631)
Explorer Total Return Portfolio
Assets:
Corporate Bonds*	$—	$38,187,413	$—	$38,187,413
Foreign Government Obligations*	—	103,340,163	—	103,340,163
Quasi Government Bonds*	—	7,822,365	—	7,822,365
Short-Term Investments	96,802,952	—	—	96,802,952
Purchased Options	—	843,974	—	843,974
Other Financial Instruments†
Forward Currency Contracts	—	3,529,792	—	3,529,792
Interest Rate Swap Agreements	—	238,637	—	238,637
Total	$96,802,952	$153,962,344	$—	$250,765,296
Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(583)	$—	$(583)
Forward Currency Contracts	—	(6,563,786)	—	(6,563,786)
Futures Contracts	(1,070)	—	—	(1,070)
Written Options	—	(22,782)	—	(22,782)
Total	$(1,070)	$(6,587,151)	$—	$(6,588,221)
Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$3,984,646	$—	$3,984,646
Supranationals	—	206,916	—	206,916
US Treasury Securities	—	8,204,310	—	8,204,310
Short-Term Investments	1,722,368	—	—	1,722,368
Other Financial Instruments†
Forward Currency Contracts	—	179,443	—	179,443
Total	$1,722,368	$12,575,315	$—	$14,297,683
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(131,960)	$—	$(131,960)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

126  Semi-Annual Report

Certain equity securities to which footnote (c) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Blend and Emerging Markets Multi-Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

Emerging Markets Equity	$6,711,912,387
Emerging Markets Core Equity	71,627,713
Developing Markets Equity	115,746,158
Emerging Markets Equity Advantage	1,528,428
Emerging Markets Equity Blend	143,484,097
Emerging Markets Multi-Asset	39,184,682

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Emerging Markets Multi-Asset Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$17,400,000
Interest rate swap agreements	$2,600,000	*
Forward currency contracts	$120,100,000
Futures contracts	$1,400,000	†
Purchased options	$100,000

*	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.
†	Represents average monthly notional exposure for the one month the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Asset Derivatives
Credit Risk:
Gross unrealized appreciation on swap agreements	$21
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,307,631
Investments in securities, at fair value	$235,600
Interest Rate Risk:
Gross unrealized appreciation on futures contracts	$5,673
Gross unrealized appreciation on swap agreements	$64,371

Semi-Annual Report  127

Fair Value
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$2,133,223
Written options, at fair value	$5,869

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(467,350)
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$841,769
Net realized gain (loss) on investments	$30,089
Net realized gain (loss) on written options	$(39,381)
Interest Rate Risk:
Net realized gain (loss) on futures contracts	$(515)
Net realized gain (loss) on swap agreements	$(342)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(117,950)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(693,675)
Net change in unrealized appreciation (depreciation) on investments	$52,764
Net change in unrealized appreciation (depreciation) on written options	$19,944
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on futures contracts	$5,673
Net change in unrealized appreciation (depreciation) on swap agreements	$64,371

Emerging Markets Debt Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$140,100,000
Purchased options	$200,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$2,332,869
Investments in securities, at fair value	$436,383
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,803,308
Written options, at fair value	$25,323

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$545,294
Net realized gain (loss) on investments	$255,664
Net realized gain (loss) on written options	$(55,211)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$640,024
Net change in unrealized appreciation (depreciation) on investments	$57,770
Net change in unrealized appreciation (depreciation) on written options	$55,352

128  Semi-Annual Report

Explorer Total Return Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$61,300,000
Interest rate swap agreements	$9,500,000	*
Forward currency contracts	$317,000,000
Futures contracts	$6,900,000	†
Purchased options	$300,000

*	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.
†	Represents average monthly notional exposure for the one month the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$3,529,792
Investments in securities, at fair value	$843,974
Interest Rate Risk:
Gross unrealized appreciation on swap agreements	$238,637
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on swap agreements	$583
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$6,563,786
Written options, at fair value	$22,782
Interest Rate Risk:
Gross unrealized depreciation on futures contracts	$1,070

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(1,813,398)
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$1,478,466
Net realized gain (loss) on investments	$136,759
Net realized gain (loss) on written options	$(140,560)
Interest Rate Risk:
Net realized gain (loss) on futures contracts	$(6,720)
Net realized gain (loss) on swap agreements	$(1,232)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(356,092)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(2,849,298)
Net change in unrealized appreciation (depreciation) on investments	$173,252
Net change in unrealized appreciation (depreciation) on written options	$81,976
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on futures contracts	$(1,070)
Net change in unrealized appreciation (depreciation) on swap agreements	$238,637

Semi-Annual Report  129

Emerging Markets Income Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$14,100,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$179,443
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$131,960

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$366,981
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$102,055

See Notes 2(c) to 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2017.

As of June 30, 2017, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

130  Semi-Annual Report

The required information for the affected Portfolios are presented in the below table, as of June 30, 2017:

Emerging Markets Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Agreements	$21	$—	$21
Forward Currency Contracts	1,307,631	—	1,307,631
Interest Rate Swap Agreements	64,371	—	64,371
Total	$1,372,023	$—	$1,372,023

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Bank of America NA	$13,794	$(13,794)	$—	$—
Barclays Bank PLC	253,664	(253,664)	—	—
BNP Paribas SA	52,602	(40,344)	—	12,258
Citibank NA	475,470	(475,470)	—	—
HSBC Bank USA NA	11,975	(11,975)	—	—
JPMorgan Chase Bank NA	430,822	(430,822)	—	—
Standard Chartered Bank	115,576	(115,576)	—	—
UBS AG	18,120	(18,120)	—	—
Total	$1,372,023	$(1,359,765)	$—	$12,258

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$2,133,223	$—	$2,133,223

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Bank of America NA	$43,906	$(13,794)	$—	$30,112
Barclays Bank PLC	450,224	(253,664)	—	196,560
BNP Paribas SA	40,344	(40,344)	—	—
Citibank NA	561,287	(475,470)	—	85,817
HSBC Bank USA NA	28,301	(11,975)	—	16,326
JPMorgan Chase Bank NA	538,972	(430,822)	—	108,150
Standard Chartered Bank	326,149	(115,576)	—	210,573
UBS AG	144,040	(18,120)	—	125,920
Total	$2,133,223	$(1,359,765)	$—	$773,458

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Semi-Annual Report  131

Emerging Markets Debt Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$2,332,869	$—	$2,332,869

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts pf Derivative Assets
Bank of America NA	$123,165	$(70)	$—	$123,095
Barclays Bank PLC	835,679	(534,717)	—	300,962
Citibank NA	574,161	(452,189)	—	121,972
HSBC Bank USA NA	2,178	—	—	2,178
JPMorgan Chase Bank NA	245,605	(245,605)	—	—
Standard Chartered Bank	538,430	(271,268)	—	267,162
UBS AG	13,651	(13,651)	—	—
Total	$2,332,869	$(1,517,500)	$—	$815,369

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,803,308	$—	$1,803,308

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of America NA	$70	$(70)	$—	$—
Barclays Bank PLC	534,717	(534,717)	—	—
Citibank NA	452,189	(452,189)	—	—
JPMorgan Chase Bank NA	424,935	(245,605)	—	179,330
Standard Chartered Bank	271,268	(271,268)	—	—
UBS AG	120,129	(13,651)	—	106,478
Total	$1,803,308	$(1,517,500)	$—	$285,808

132  Semi-Annual Report

Explorer Total Return Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$3,529,792	$—	$3,529,792
Interest Rate Swap Agreements	238,637	—	238,637
Total	$3,768,429	$—	$3,768,429

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Bank of America NA	$53,767	$(53,767)	$—	$—
Barclays Bank PLC	823,874	(823,874)	—	—
Citibank NA	1,147,552	(1,147,552)	—	—
HSBC Bank USA NA	10,683	—	—	10,683
JPMorgan Chase Bank NA	1,333,705	(1,333,705)	—	—
Standard Chartered Bank	342,297	(342,297)	—	—
UBS AG	56,551	(56,551)	—	—
Total	$3,768,429	$(3,757,746)	$—	$10,683

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Agreements	$583	$—	$583
Forward Currency Contracts	6,563,786	—	6,563,786
	$6,564,369	$—	$6,564,369

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Bank of America NA	$79,031	$(53,767)	$—	$25,264
Barclays Bank PLC	1,599,349	(823,874)	(550,000)	225,475
Citibank NA	1,695,426	(1,147,552)	—	547,874
JPMorgan Chase Bank NA	1,632,726	(1,333,705)	—	299,021
Standard Chartered Bank	1,110,187	(342,297)	—	767,890
UBS AG	447,650	(56,551)	—	391,099
Total	$6,564,369	$(3,757,746)	$(550,000)	$2,256,623

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Semi-Annual Report  133

Emerging Markets Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$179,443	$—	$179,443

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$5,842	$(5,842)	$—	$—
Citibank NA	114,856	(56,629)	—	58,227
HSBC Bank USA NA	5,811	(5,232)	—	579
JPMorgan Chase Bank NA	13,598	(13,598)	—	—
Standard Chartered Bank	39,336	(4,588)	—	34,748
Total	$179,443	$(85,889)	$—	$93,554

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$131,960	$—	$131,960

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
BNP Paribas SA	$6,335	$(5,842)	$—	$493
Citibank NA	56,629	(56,629)	—	—
HSBC Bank USA NA	5,232	(5,232)	—	—
JPMorgan Chase Bank NA	59,176	(13,598)	—	45,578
Standard Chartered Bank	4,588	(4,588)	—	—
Total	$131,960	$(85,889)	$—	$46,071

11. Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

134  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  135

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Director(4):

Ashish Bhutani (57)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

136  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex. Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

Semi-Annual Report  137

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 6-7, 2017, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $33 billion of the approximately $215 billion of total assets under the management of the Investment Manager and its global affiliates as of

March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).They noted the methodology and assumptions used by Strategic Insight, including that comparisons ranked each Portfolio in a quintile of the applicable Group or Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

138  Semi-Annual Report

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for each Portfolio to its respective Group and Category median(s). The Directors considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

For both share classes of each Portfolio, gross advisory fees ranked in one of the three top quintiles of the relevant Group, except for the Developing Markets Equity, Emerging Markets Core Equity, Emerging Markets Equity Blend and Explorer Total Return Portfolios. However, for the noted Portfolios other than the Explorer Total Return Portfolio, due to the compression of fees in the relevant Groups, the advisory fees were only approximately two or three basis points above the applicable Group median. For the Explorer Total Return Portfolio, the Investment Manager proposed to lower the advisory fee (with no diminution in services provided) by five basis points, which would move the advisory fees for both share classes of the Portfolio closer to the Group medians.

Similarly, for both share classes of each Portfolio, the expense ratio ranked in one of the three top quintiles of the relevant Group, except for the Emerging Markets Core Equity, Explorer Total Return, Emerging Markets Multi-Asset, Emerging Markets Debt and Emerging Markets Income Portfolios. However, for the Emerging Markets Core Equity and Emerging Markets Multi-Asset Portfolios, due to the compression of expense ratios in the relevant Groups, the expense ratios ranking below the third quintile were only approximately two basis points or less than one basis point, respectively, above the applicable Group median. For the Emerging Markets Debt Portfolio, the share class expense ratios were approximately two and six basis points above the applicable Group median for Institutional shares and Open shares, respectively. In addition, the Investment Manager proposed to lower the expense limitation for the Portfolio’s Open share class by five basis points, which would move the expense ratio closer to the Group median. For the Emerging Markets Income Portfolio, the Investment Manager noted that the small size of the Open share class contributed to the expense ratio ranking below the third quintile of the applicable Group and proposed to lower the expense limitation for the class by fifteen basis points, which would place the expense ratio below the Group median. For the Explorer Total Return Portfolio, the Investment Manager proposed to lower the expense limitation for each share class by five basis points, which would move the expense ratios closer to the Group medians.

For the Explorer Total Return Portfolio, the Investment Manager’s representatives noted that the Investment Manager believes the Portfolio has a unique strategy and listed peer funds the Investment Manager believed should be excluded from, or included in, the Portfolio’s Groups. Representatives of the Investment Manager provided supplemental peer group analyses giving effect to the proposed advisory fee and expense limitation reductions and showing the advisory fee for both share classes and the Institutional share class expense ratio, each ranking in the third quintile.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant

Semi-Annual Report  139

differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s performance to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2017 (as applicable).

The Directors considered that the performance of one or both share classes of each Portfolio with at least three years of performance ranked in the fourth or fifth quintile of the Group for the three- and/or five year periods (as applicable), and representatives of the Investment Manager discussed with the Directors reasons for relative underperformance: for the Developing Markets Equity Portfolio, performance of both share classes ranked in the first and third quintile of the Group for the one- and three-year periods, respectively; for the Emerging Markets Core Equity Portfolio (which did not have five years of performance), performance of the Institutional share class was in the third quintile of its Group for the one- and three-year periods; for the Emerging Markets Equity Portfolio, performance of both share classes was in the first quintile and the second quintile of the Group for the first- and ten-year periods, respectively; for the Emerging Markets Equity Blend Portfolio, performance of both share classes was in the first quintile of the Group and Category for the one-year period (and the Investment Manager noted that effective May 29, 2015 the Portfolio’s investment strategy changed so that the Portfolio’s assets are now allocated to a broader group of emerging markets equity strategies); for the Emerging Markets Debt Portfolio, the Investment Manager representatives stated that relative performance had shown improvement in 2017; for the Emerging Markets Multi-Asset Portfolio, relative performance had shown improvement in the one-year period; and for the Explorer Total Return Portfolio the one-year performance of the Open shares was in the third quintile of the Group. For the Emerging Markets Equity Advantage and Emerging Markets Income Portfolios, each of which had less than three years of performance, below average performance was discussed and considered and would continue to be monitored. As discussed above, the Investment Man-

ager believes the Explorer Total Return Portfolio has a unique strategy and that certain funds should be excluded from, or included in, the Portfolio’s Groups.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits (as applicable). The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The

140  Semi-Annual Report

Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.
•	The Board generally was satisfied with the performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager (for the Explorer Total Return Portfolio, as proposed to be revised) supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  141

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS024

Lazard Funds Semi-Annual Report

June 30, 2017

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio

Lazard US Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio

Lazard International Equity Portfolio	Lazard Global Equity Select Portfolio

Lazard International Equity Select Portfolio	Lazard Global Strategic Equity Portfolio

Lazard International Equity Concentrated Portfolio	Lazard Managed Equity Volatility Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and
Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
22	Information About Your Portfolio’s Expenses
26	Portfolio Holdings Presented by Sector
28	Portfolios of Investments
28	Lazard US Equity Concentrated Portfolio
29	Lazard US Strategic Equity Portfolio
31	Lazard US Small-Mid Cap Equity Portfolio
33	Lazard International Equity Portfolio
35	Lazard International Equity Select Portfolio
37	Lazard International Equity Concentrated Portfolio
38	Lazard International Strategic Equity Portfolio
40	Lazard International Equity Advantage Portfolio
43	Lazard International Small Cap Equity Portfolio
45	Lazard Global Equity Select Portfolio
47	Lazard Global Strategic Equity Portfolio
49	Lazard Managed Equity Volatility Portfolio
53	Notes to Portfolios of Investments
58	Statements of Assets and Liabilities
62	Statements of Operations
66	Statements of Changes in Net Assets
71	Financial Highlights
87	Notes to Financial Statements
101	Board of Directors and Officers Information
104	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2017, global markets generally performed well, led by widespread gains that were most pronounced in emerging markets and Europe. During this time, the global economic recovery showed signs of broadening beyond the United States to other regions of the world. In this backdrop, US equities extended their multi-year advance, but rose less than their counterparts globally.

Emerging markets equity and debt benefited from continued global economic growth and improvements in corporate and sovereign fundamentals, notably rising earnings growth and stronger country balance sheets. The drivers of these broad improvements appear sustainable and valuations remain compelling among the securities we research. While the outlook is encouraging, our emerging markets investment teams are vigilant about potential risks, such as potential weakness in commodity prices and tighter-than-expected US monetary policy in 2018.

Europe’s economic and investment prospects appear to be at their strongest since the 2007-2008 period, with the consensus outlook largely positive. European economic data and key leading indicators are improving across the board. Policy statements from the European Central Bank suggest that monetary authorities are becoming more optimistic about growth, although policy is expected to remain accommodative over the near-to-medium term. Political risk has subsided but remains. During the first half, a market-friendly result to France’s presidential election helped buoy European sentiment. The results of the UK snap election, meanwhile, created concerns about Britain’s political outlook and the potential effect on Brexit negotiations. Elsewhere, our Tokyo-based team expects Japanese companies to yield strong returns as a result of better growth prospects, improving corporate governance, and stronger fundamentals.

The US economy appears to be in better shape than is commonly appreciated and our US equity team continues to find compelling value across the US market, which consists of companies that are among the world’s most financially productive and well managed. Our US fixed income specialists expect long-term US interest rates to eventually normalize at higher levels as global rate pressures subside in line with Europe’s improving growth outlook.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500® Index rose during the first half of the year. The pace of the market’s post-election rally was tempered by increasing skepticism over the Trump administration’s ability to pass many of its key policy priorities, with congressional support for the latest health care bill proposal viewed as underwhelming. However, markets continued to advance as corporate earnings and economic data were generally positive. US auto sales, a key driver of the economic recovery, showed signs of slowing in the first half of the year. In June, major auto makers reported a fourth consecutive month of lower US new vehicle sales. Employment data remained strong, with the economy adding more jobs than expected and the unemployment rate falling to a 16-year low of 4.3% in June. The US economy continued to grow at an uneven pace, however, as the two most recent quarterly GDP reports showed an underwhelming pace of growth. In light of an improving employment and inflation picture during the first half of the year, the Federal Open Market Committee elected to raise interest rates in March and again in June.

International Equities

International equities rose during the first half of the year, despite investors cooling on the more cyclical areas of the market. Tightening policy in China has rolled commodity prices such as iron ore, which, alongside fading hopes of US stimulus from the Trump administration, has dampened reflation expectations. This saw bond yields fall back, driving gains in more stable sectors, such as consumer staples, and weaker performance in the commodity-related sectors of materials and energy. Technology stocks were the strongest performers, as investors increasingly view them as structural winners regardless of the shorter-term cycle. Auto stocks were hurt by the rollover of US auto sales volumes in an environment where auto companies need to continue investing in electric and autonomous vehicles.

Lazard US Equity Concentrated Portfolio

For the six months ended June 30, 2017, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 7.70%, while Open Shares posted a total return of 7.58%, and R6 Shares posted a total return of 7.76%, as compared with the 9.34% return for the S&P 500 Index.

Stock selection in the materials sector contributed to performance. Shares of Crown Holdings rose after the company reported quarterly earnings above expectations, driven by strong volumes and margin performance. A lack of exposure to energy and telecom services also helped returns, as the sectors were the worst performers in the benchmark during the period.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Advance Auto Parts fell along with the auto parts space more broadly due to weaker winter demand, delayed tax refunds, and pressure from Amazon’s expansion into the auto parts space. Stock selection in the consumer staples sector also hurt returns. Shares of Molson Coors fell after management issued medium-term EBITDA margin guidance that was below expectations, citing reinvestments to drive top-line growth and the need for increased capital flexibility.

Lazard US Strategic Equity Portfolio

For the six months ended June 30, 2017, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 7.91%, while Open Shares posted a total return of 7.71%, and R6 Shares posted a total return of 7.91%, as compared with the 9.34% return for the S&P 500 Index.

Stock selection in the financials sector contributed to performance. Shares of diversified financial services provider Citigroup rose amid optimism around industry deregulation and the prospect of stronger capital returns following the Federal Reserve’s annual stress tests. An overweight position in the information technology sector also helped returns. Shares of Skyworks Solutions rose after the company reported strong earnings, with organic growth exceeding expectations, driven by increasing mobile content, rising data complexity, and a broadening customer base.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Advance Auto Parts fell along with the auto parts space more broadly due to weaker winter demand, delayed

Semi-Annual Report  3

tax refunds, and pressure from Amazon’s expansion into the auto parts space. Stock selection in the consumer staples sector also hurt returns. Shares of Molson Coors fell after management issued medium-term EBITDA margin guidance that was below expectations, citing reinvestments to drive top-line growth and the need for increased capital flexibility.

Lazard US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2017, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 4.42%, while Open Shares posted a total return of 4.24%, as compared with the 5.97% return for the Russell 2500® Index.

Stock selection in the industrials sector contributed to performance. Shares of Proto Labs rose after the company reported quarterly earnings above expectations, driven by strong revenues. Stock selection and an underweight position in the consumer staples sector also contributed to performance. Shares of Sprouts Farmers Market rose amid speculation that the company could be a potential acquisition target.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Advance Auto Parts fell along with the auto parts space more broadly due to weaker winter demand, delayed tax refunds, and pressure from Amazon’s expansion into the auto parts space. Stock selection in the financials sector also hurt returns. Shares of PacWest Bancorp fell after the company reported second quarter earnings below expectations, as reserves and loan prepayments came in higher than expected.

Lazard International Equity Portfolio

For the six months ended June 30, 2017, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 12.16%, while Open Shares posted a total return of 12.03%, and R6 Shares posted a total return of 12.18%, as compared with the 13.81% return for the MSCI EAFE® Index (the “EAFE Index”).

During the period, the Portfolio rose strongly in absolute terms but lagged the benchmark. Stock selection in the health care sector detracted from relative returns as British pharmaceutical company Shire underperformed. The company offers an attractive mix of treatments for rare diseases. This gives them critical pricing power, which is increasingly challenging to find in global pharmaceuticals. We believe the market remains skeptical about the company’s ability to integrate recent acquisition Baxalta and pay down the debt incurred to fund the acquisition. The company’s fundamentals remain strong and the valuations are very attractive in our view. We continue to own a significant position in the stock. Stock selection in the materials sector also detracted from relative performance, as shares of Anglo/Australian miner BHP fell as an employee strike halted production at one of the company’s Chilean copper mines. Elsewhere, shares of UK-based mobile operator BT Group fell after reporting mixed results. Lastly, a higher-than-benchmark exposure to the poor-performing energy sector hurt relative returns.

In contrast, stock selection in the real estate sector was additive to relative returns as shares of Japanese developer Daiwa House performed well on an increased dividend and as results highlighted strong growth in commercial facilities and logistics. Stock selection in the industrials sector was also beneficial to relative returns. Shares of Vinci, a French toll-road, airport operator and infrastructure company, continued higher on robust growth in air traffic while the company’s contracting/construction business also saw revenues rise. Additionally in the sector, shares of Irish discount airline Ryanair rose on good results and on the announcement of a new stock buyback program. Elsewhere, in the consumer discretionary sector, shares of Japanese media and electronics company Sony rose on strong fourth quarter results. Lastly, positioning in emerging markets was additive to the Portfolio’s relative returns as shares of Taiwan Semiconductor Manufacturing rose on strong demand for mobile phone chips.

Lazard International Equity Select Portfolio

For the six months ended June 30, 2017, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 15.03%, while Open Shares posted a total return of 14.78%, as compared with the 14.10% return for the MSCI All Country World® Index (the “MSCI ACWI”) ex-US.

4  Semi-Annual Report

Stock selection in the telecom services sector was a positive driver of relative returns. In particular, shares of Turkish mobile phone operator Turkcell rallied on strong results driven by impressive growth within mobile data and digital services revenues. Stock selection in the real estate sector was also additive to relative returns as shares of Japanese developer Daiwa House performed well on an increased dividend and as results highlighted strong growth in commercial facilities and logistics. In the consumer discretionary sector, shares of Japanese media and electronics company Sony rose on strong fourth quarter results, while elsewhere, shares of Japanese retailer Ryohin Keikaku rallied as the company reported impressive April and May sales figures. Lastly, a higher-than-benchmark allocation to the strong performing information technology sector and a lower-than-benchmark allocation to the poor performing energy sector were both additive to relative returns.

In contrast, stock selection in the health care sector detracted from relative returns as British pharmaceutical company Shire underperformed. Despite robust first quarter results and some encouraging drug trial outcomes, the shares were under selling pressure following FDA approval of a competitor’s generic version of Shire’s Lialda, a treatment for ulcerative colitis and Crohn’s disease. In the industrials sector, shares of British plumbing and heating products company Wolseley lagged the index on results that showed lower margins in the United States, despite strong sales growth. Lastly, the Portfolio’s higher-than-benchmark exposure to the United Kingdom detracted from relative returns, although this was more than offset by strong stock selection.

Lazard International Equity Concentrated Portfolio

For the six months ended June 30, 2017, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of 12.88%, while Open Shares posted a total return of 12.62%, as compared with the 14.10% return for the MSCI ACWI ex-US.

Despite strong absolute returns, the Portfolio lagged the MSCI ACWI ex-US during the six-month period. Headwinds to performance came from a number of stocks including Estacio in the consumer discretionary sector, and Shire in the health care sector.

Estacio, a Brazilian education company in the process of being acquired, was weak in the first half. A report by the Brazilian regulator voiced concerns about the acquisition, which led to weakness in the shares. Additionally, the stock also experienced volatility on the heels of ongoing macro concerns, specifically the corruption scandal which has engulfed the relatively new Brazilian president. We consider Estacio materially undervalued on a standalone basis, and a possible acquisition target to be acquired by another player, Kroton or another company, due to the ease at which cost synergies can be realized.

Our large position in Shire, the global pharmaceutical company, also weighed on performance. We do not see any fundamental reason for the underperformance of the shares against the broader index. Some in the market have become concerned that a new hemophilia treatment launched by rival Roche could affect Shire’s profitability in this area, while others have become concerned by the financial leverage of the company, which is elevated in the near term following the acquisition of Baxalta. However, we maintain our view that Shire’s robust free cash flow will pay down today’s debt rapidly, and we view the stock as materially mispriced.

In contrast, stock selection and a higher-than-benchmark exposure to the strong performing information technology sector was additive to relative returns. Shares of Chinese internet and gaming company Tencent saw growth well ahead of expectations, while shares of Korean electronics company Samsung were driven by increasingly shareholder friendly policies and strong results as our thesis regarding memory pricing was supported. Stock selection in the industrials sector was also beneficial to relative returns. Shares of Vinci, a French toll-road, airport operator and infrastructure company, continued higher as a result of robust growth in air traffic while the company’s contracting/construction business also saw revenues rise. Lastly, low exposure to the weak energy sector helped relative returns during the period.

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2017, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 13.99%, while Open

Semi-Annual Report  5

Shares posted a total return of 13.78%, and R6 Shares posted a total return of 13.98%, as compared with the 13.81% return for the EAFE Index.

Stock picking in the real estate, financials and information technology sectors was positive during the period. Within the real estate sector, Daiwa House continued to deliver strong results, while in financials UniCredit successfully completed their capital raise and demonstrated progress on their restructuring program. Within the information technology sector, Tencent continued to move ahead, driven by very strong results from their mobile gaming business, while Tokyo Electron released better than expected mid-term guidance.

On the negative side, stock selection in the health care sector underperformed. While we had success with Actelion, which finalized its sale to Johnson & Johnson, and Convatec, which produced solid results demonstrating the improvement in returns coming through, Shire performed below expectations. The company has been dogged by fears of competition from new products and generics for some of its key products, despite releasing strong clinical data from their own pipeline and trading at a very attractive valuation. Two holdings in the energy sector, Suncor and Statoil, performed poorly in the first half, driven by the weakness in the price of oil, which negatively impacted most stocks in the energy sector.

Lazard International Equity Advantage Portfolio

For the six months ended June 30, 2017, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of 14.59%, while Open Shares posted a total return of 14.48%, as compared with the 13.81% return for the EAFE Index.

Stock selection has accounted for the period’s excess return. The Portfolio outperformed in six of eleven sectors, led by consumer discretionary and health care holdings. Holdings in the telecom services and industrials sectors were the largest detractors from performance. Regionally, stock selection in continental Europe and Asia ex-Japan added value. This was partially offset by unfavorable stock selection in the United Kingdom and Japan.

Stocks that provided the largest contribution to the Portfolio included CSL, which has rallied sharply since its sell-off in the fourth quarter. The company issued favorable guidance overcoming the growth concerns that surrounded the stock at year-end. The company is a world leader in biotherapy and received FDA approval for a drug to treat hemophilia. They also acquired a majority stake in a Chinese fractionator, giving them a long-desired foothold in that market. Aristocrat Leisure reported a strong first half as earnings rose. New products and increased penetration into the North American market with its gaming machines has helped to boost the stock. Swiss asset manager Partners Group, which provides a broad range of private markets solutions to a diversified client base, added to performance. Partners Group reported second half 2016 revenue that was ahead of consensus, driven primarily by performance fees. Partners Group is well placed to benefit from secular trends, long-term structural trends (i.e., shifts in global asset allocation and pension fund investments) and mid-term cyclical trends (i.e., an ultra-low interest rate environment). These are all drivers that provide strong tail winds for the company.

Detractors included BT Group, which surprised the market after they took a write down due to improper accounting in their Italian subsidiary. They warned of a weakening in the UK markets due increased competition for wireless service. We have reduced our position. Sumitomo Mitsui Financial continues to struggle with record low interest rates and new regulations that have impaired their ability to generate substantial earnings growth. The accommodative interest rate policies of the Bank of Japan have weighed on the stock. The position was sold during the period. SSE, the UK electric utility, has been under pressure as Prime Minister Theresa May has pressured utilities over high household energy prices as part of her platform. The government threatened to mandate to impose price regulation on utilities that were raising fees unjustifiably.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2017, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 16.85%, while Open

6  Semi-Annual Report

Shares posted a total return of 16.77%, as compared with the 16.72% return for the MSCI EAFE Small Cap® Index.

The Portfolio kept pace with the overall index through June, outperforming in the second quarter after failing to keep up in the first quarter. Portfolio performance was led by strong stock selection in Japan and, to a lesser extent, Sweden and Hong Kong. Stock selection in Canada and the United Kingdom detracted from performance. On a sector basis, stock selection in industrials, consumer discretionary, and real estate contributed to performance while stock selection in materials, information technology, and energy detracted from performance. Some of the names that impacted performance during the period include Nissei ASB Machine Company, which contributed positively to performance in the first half of 2017, supported by increased broker coverage in the first quarter and positive first-half results and growth in new orders reported in the second quarter. There are indications of a favorable product mix shift, which could lead to an overshoot of full year results. Nissei ASB’s profit performance can be volatile, depending on the timing of client orders and foreign exchange trends. Accordingly we have recently taken some profits, reducing position size to manage for that risk.

Duerr, a German-listed manufacturer of equipment and systems, used primarily in automotive paint shops and woodworking, contributed to performance during the period. In addition to reporting better than expected results in May with healthy order growth, optimism around the company’s Homag woodworking unit achieving margin goals ahead of schedule helped boost the shares. We continue to own the stock.

Lazard Global Equity Select Portfolio

For the six months ended June 30, 2017, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 14.43%, while Open Shares posted a total return of 14.23%, as compared with the 11.48% return for the MSCI ACWI.

Stock selection in the financials sector contributed to performance in the first half of the year. Shares of Indiabulls Housing Finance, an Indian housing finance company, rose on continued business growth and strong profit and revenue growth. Stock selection and an overweight position in the industrials sector also helped performance. Shares of Recruit Holdings, a provider of information services in human resource, housing, bridal, travel, restaurants, beauty, automobiles and education sectors in Japan climbed on an improving job search market and as the company reported sales that exceeded expectations. An underweight position in the energy sector also contributed to performance.

In contrast, stock selection in the consumer discretionary sector detracted from performance in the first half of the year. Shares of AutoZone, a US auto-parts retailer, declined on concerns over slowing US auto sales, possible competition from Amazon and a disappointing earnings report. An underweight position in the health care sector slightly hurt performance. Shares of specialty pharmaceutical company, Shire, fell on concerns over industry pricing in the United States and disappointing drug data.

Lazard Global Strategic Equity Portfolio

For the six months ended June 30, 2017, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of 11.89%, while Open Shares posted a total return of 11.68%, as compared with the 11.48% return for the MSCI ACWI.

The Portfolio outperformed its benchmark in the first half of the year, driven by stock selection in the financials sector. Both the London Stock Exchange and Intercontinental Exchange benefited from their index businesses as fund flows into passive investments continued at a brisk pace, while Swiss private equity business Partners Group continued to show the power of their proprietary database in small and medium-sized enterprise investing. In the information technology sector, investments in gaming businesses Activision Blizzard and Ubisoft continued to perform well, as the companies showed the power of their digital platforms driving higher margins and less cyclical growth. Payments companies Visa and Worldpay also benefited from the drive to digital spending driven by the change in consumer behavior.

Semi-Annual Report  7

On the negative side, the Portfolio’s holding in US beer business Molson Coors detracted, as the company reinvested into the business to try to offset lower volumes in the country. Also suffering in the United States was the holding in Advance Auto Parts driven partly by fears of Amazon’s entry into the category but also by unseasonably warm weather that affected volumes in the first half.

Lazard Managed Equity Volatility Portfolio

For the six months ended June 30, 2017, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of 10.41%, while Open Shares posted a total return of 10.21%, as compared with the 10.66% return for the MSCI World® Index.

The Portfolio’s sector allocation and relative performance benefited from the underweight to energy stocks. However, this was largely offset by the underweight to the information technology sector and overweight to the telecom services and utility sectors. Stock selection accounted for most of the six-month performance deficit, as the Portfolio outperformed in only five of eleven sectors. While information technology and consumer staples holdings were the primary laggards, they were mostly offset by favorable results in health care and financials.

Stocks that provided the largest contribution to the Portfolio included CSL, which has rallied sharply since its sell-off in the fourth quarter. The company issued favorable guidance overcoming the growth concerns that surrounded the stock at year-end. The company is a world leader in biotherapy and received FDA approval for a drug to treat hemophilia. They also acquired a majority stake in a Chinese fractionator, giving them a long-desired foothold in that market. Aristocrat Leisure reported a strong first half as earnings rose. New products and increased penetration into the North American market with its gaming machines has helped to boost the stock. C.R. Bard also added to the Portfolio’s return as the company reached an agreement in April to be acquired by Becton Dickin-son at a premium to its then-current stock price.

Detractors for the period included Kroger, which is suffering from disappointing foot traffic and difficult year-over-year comparisons. Investor concerns arose surrounding Amazon’s bid for Whole Foods as Amazon’s bid could provide direct competition to Kroger’s higher-end clientele, a segment which Kroger coveted and where it had made significant penetration. Sysco, a commercial food distributor, also sold off after the Amazon announcement. Fears of Amazon entering the B2B food distribution business caused much of the selloff despite solid earnings from Sysco. AT&T struggled in the first half of 2017, as intense competition in the wireless business caused them to match aggressive promotions by their competition or risk losing market share. In most cases, they elected to match the competition causing an anticipated erosion in their margins.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	12.94%	15.85%	6.33%	8.12%
Open Shares**	12.66%	15.45%	6.01%	7.80%
R6 Shares**	N/A	N/A	N/A	7.94%
S&P 500 Index	17.90%	14.63%	7.18%	8.22%
				(Institutional and Open Shares)
				12.58%
				(R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	17.90%	14.63%	5.77%	7.36%
				(Institutional and Open Shares)
				N/A
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

Semi-Annual Report  9

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when the Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

10  Semi-Annual Report

Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	17.73%	12.55%	5.38%	6.68%
Open Shares**	17.36%	12.22%	5.06%	6.37%
R6 Shares**	17.75%	N/A	N/A	7.87%
S&P 500 Index	17.90%	14.63%	7.18%	7.93%
				(Institutional and Open Shares)
				10.79%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

Semi-Annual Report  11

Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	21.34%	14.13%	7.60%
Open Shares**	21.04%	13.76%	7.26%
Russell 2500 Index	19.84%	14.04%	7.42%
Russell 2000/2500 Linked Index	19.84%	14.04%	7.54%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 25, 2008 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index includes approximately 2,000 of the smallest securities in the Russell 3000 Index, representing roughly 10% of the total market capitalization of Russell 3,000 companies. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

12  Semi-Annual Report

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	10.05%	7.67%	2.30%	5.97%
Open Shares**	9.77%	7.37%	2.00%	4.76%
R6 Shares**	10.07%	N/A	N/A	1.36%
EAFE Index	20.27%	8.69%	1.03%	5.36%
				(Institutional Shares)
				4.91%
				(Open Shares)
				3.72%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

Semi-Annual Report  13

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI ex-US and EAFE/MSCI ACWI ex-US Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	12.26%	6.78%	1.04%
Open Shares**	11.83%	6.41%	0.70%
MSCI ACWI ex-US	20.45%	7.22%	1.13%
EAFE/MSCI ACWI ex-US Linked Index	20.45%	7.22%	0.21%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging markets country indices. The EAFE/MSCI ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 (when the Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The EAFE Index consists of 21 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

14  Semi-Annual Report

Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI ACWI ex-US*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Since
	Year	Inception	†
Institutional Shares**	11.49%	–0.29%
Open Shares**	11.02%	–0.55%
MSCI ACWI ex-US	20.45%	1.01%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

Semi-Annual Report  15

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	9.82%	8.65%	3.08%	6.09%
Open Shares**	9.55%	8.37%	2.79%	4.62%
R6 Shares**	9.81%	N/A	N/A	2.50%
EAFE Index	20.27%	8.69%	1.03%	4.45%
				(Institutional Shares)
				3.37%
				(Open Shares)
				6.29%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

16  Semi-Annual Report

Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Since
	Year	Inception	†
Institutional Shares**	20.77%	2.73%
Open Shares**	20.44%	2.45%
EAFE Index	20.27%	2.36%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

Semi-Annual Report  17

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	14.79%	11.78%	2.47%
Open Shares**	14.59%	11.50%	2.18%
MSCI EAFE Small Cap Index	23.18%	12.94%	3.41%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the EAFE Index and up to 99% coverage of the free float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

18  Semi-Annual Report

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Since
	Year	Inception	†
Institutional Shares**	16.57%	5.98%
Open Shares**	16.24%	5.69%
MSCI ACWI	18.78%	5.92%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2013.

Semi-Annual Report  19

Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Since
	Year	Inception	†
Institutional Shares**	12.53%	3.17%
Open Shares**	12.10%	2.84%
MSCI ACWI	18.78%	4.75%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

20  Semi-Annual Report

Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Since
	Year	Inception	†
Institutional Shares**	11.59%	6.80%
Open Shares**	11.29%	6.46%
MSCI World Index	18.20%	5.70%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

Semi-Annual Report  21

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2017 through June 30, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

22  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,077.00	$3.86	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,075.80	$5.25	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
R6 Shares
Actual	$1,000.00	$1,077.60	$4.02	0.78%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.93	$3.91	0.78%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,079.10	$3.87	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,077.10	$5.41	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
R6 Shares
Actual	$1,000.00	$1,079.10	$3.87	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,044.20	$4.51	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.38	$4.46	0.89%
Open Shares
Actual	$1,000.00	$1,042.40	$5.98	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.94	$5.91	1.18%

International Equity
Institutional Shares
Actual	$1,000.00	$1,121.60	$4.26	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06	0.81%
Open Shares
Actual	$1,000.00	$1,120.30	$5.57	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31	1.06%
R6 Shares
Actual	$1,000.00	$1,121.80	$4.21	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.01	0.80%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,150.30	$5.60	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,147.80	$7.19	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

Semi-Annual Report  23

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,128.80	$5.54	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,126.20	$7.12	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,139.90	$4.30	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06	0.81%
Open Shares
Actual	$1,000.00	$1,137.80	$5.62	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31	1.06%
R6 Shares
Actual	$1,000.00	$1,139.80	$4.30	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06	0.81%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,145.90	$4.79	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$1,144.80	$6.38	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,168.50	$6.08	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Open Shares
Actual	$1,000.00	$1,167.70	$7.42	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$6.90	1.38%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,144.30	$5.58	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,142.30	$7.17	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,118.90	$5.78	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,116.80	$7.35	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

24  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,104.10	$3.91	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,102.10	$5.47	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  25

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2017 (unaudited)

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Consumer Discretionary	7.7%	7.9%	10.4%	13.2%	11.2%
Consumer Staples	23.9	11.6	1.1	11.4	10.4
Energy	—	5.0	5.5	6.7	4.5
Financials	—	11.5	16.2	18.6	17.8
Health Care	10.6	13.3	7.4	8.9	7.5
Industrials	8.7	13.0	20.0	18.6	15.7
Information Technology	32.6	28.4	15.8	6.1	15.7
Materials	10.2	3.5	7.6	3.7	1.8
Real Estate	—	1.3	10.5	3.0	2.6
Telecommunication Services	—	2.5	—	4.2	6.7
Utilities	—	—	4.8	0.9	2.0
Repurchase Agreements	—	—	0.7	4.7	—
Short-Term Investments	6.3	2.0	—	—	4.1
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio

Consumer Discretionary	8.3%	18.7%	13.4%	15.5%	6.1%
Consumer Staples	8.1	14.8	10.2	1.4	11.2
Energy	4.0	5.0	5.4	3.7	2.2
Financials	19.7	23.9	20.0	9.7	19.2
Health Care	15.2	7.9	9.2	5.0	10.1
Industrials	14.4	10.6	12.8	26.9	17.3
Information Technology	16.1	10.3	7.1	20.6	23.6
Materials	2.7	0.6	6.3	6.7	4.5
Real Estate	—	3.4	4.6	8.5	2.0
Telecommunication Services	7.7	1.0	4.3	—	—
Utilities	1.7	—	4.5	—	—
Short-Term Investments	2.1	3.8	2.2	2.0	3.8
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

26  Semi-Annual Report

Sector*	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Consumer Discretionary	10.5%	13.3%
Consumer Staples	14.5	11.3
Energy	4.1	3.9
Financials	18.7	11.3
Health Care	9.5	9.9
Industrials	10.1	12.0
Information Technology	24.7	9.0
Materials	2.4	4.5
Real Estate	2.3	6.5
Telecommunication Services	—	3.9
Utilities	—	11.3
Short-Term Investments	3.2	3.1
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  27

The Lazard Funds, Inc. Portfolios of Investments June 30, 2017 (unaudited)

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 92.8%

Air Freight & Logistics | 5.6%
United Parcel Service, Inc., Class B	815,880	$90,228,169

Auto Components | 0.7%
Delphi Automotive PLC	129,070	11,312,986

Beverages | 15.1%
Molson Coors Brewing Co., Class B	1,305,222	112,692,867
The Coca-Cola Co.	2,962,555	132,870,592
		245,563,459
Chemicals | 4.0%
PPG Industries, Inc.	592,980	65,204,081

Commercial Services & Supplies | 3.1%
Copart, Inc. (a)	1,559,484	49,575,996

Communications Equipment | 13.0%
Cisco Systems, Inc.	2,532,395	79,263,963
Motorola Solutions, Inc.	1,520,450	131,883,833
		211,147,796
Containers & Packaging | 6.1%
Crown Holdings, Inc. (a)	1,648,460	98,347,124

Food & Staples Retailing | 4.5%
Walgreens Boots Alliance, Inc.	936,350	73,325,568

Food Products | 4.0%
Kellogg Co.	932,170	64,748,528

Health Care Equipment & Supplies | 8.5%
Medtronic PLC	1,547,650	137,353,937

Internet Software & Services | 10.9%
Alphabet, Inc., Class A (a)	108,133	100,529,088
eBay, Inc. (a)	2,182,595	76,216,217
		176,745,305
Description	Shares	Fair Value

IT Services | 4.7%
DXC Technology Co.	997,000	$76,489,840

Media | 1.9%
The Madison Square Garden Co., Class A (a)	152,275	29,982,948

Pharmaceuticals | 2.0%
Zoetis, Inc.	525,086	32,754,865

Semiconductors & Semiconductor Equipment | 3.6%
Skyworks Solutions, Inc.	610,625	58,589,469

Specialty Retail | 3.0%
Advance Auto Parts, Inc.	423,369	49,360,592

Textiles, Apparel & Luxury Goods | 2.1%
Carter’s, Inc.	376,090	33,453,206

Total Common Stocks (Cost $1,380,083,286)		1,504,183,869

Short-Term Investments | 6.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $101,887,493)	101,887,493	101,887,493

Total Investments | 99.1% (Cost $1,481,970,779) (b)		$1,606,071,362

Cash and Other Assets in Excess of Liabilities | 0.9%		14,966,872

Net Assets | 100.0%		$1,621,038,234

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio

Common Stocks | 98.6%

Aerospace & Defense | 2.3%
United Technologies Corp.	15,525	$1,895,758

Air Freight & Logistics | 2.7%
United Parcel Service, Inc., Class B	20,375	2,253,271

Auto Components | 1.0%
Delphi Automotive PLC	9,585	840,125

Banks | 6.5%
Bank of America Corp.	40,180	974,767
Citigroup, Inc.	42,325	2,830,696
Citizens Financial Group, Inc.	21,100	752,848
SunTrust Banks, Inc.	15,700	890,504
		5,448,815
Beverages | 7.4%
Molson Coors Brewing Co., Class B	28,790	2,485,729
The Coca-Cola Co.	83,350	3,738,247
		6,223,976
Biotechnology | 2.0%
Biogen, Inc. (a)	3,000	814,080
Celgene Corp. (a)	3,500	454,545
Gilead Sciences, Inc.	5,850	414,063
		1,682,688
Building Products | 1.6%
Johnson Controls International PLC	30,321	1,314,719

Capital Markets | 3.7%
Intercontinental Exchange, Inc.	29,650	1,954,528
Morgan Stanley	25,700	1,145,192
		3,099,720
Chemicals | 1.5%
Agrium, Inc.	4,300	389,107
PPG Industries, Inc.	7,900	868,684
		1,257,791
Commercial Services & Supplies | 0.8%
Copart, Inc. (a)	19,445	618,157

Communications Equipment | 6.4%
Cisco Systems, Inc.	93,125	2,914,812
Motorola Solutions, Inc.	23,200	2,012,368
Palo Alto Networks, Inc. (a)	3,000	401,430
		5,328,610
Description	Shares	Fair Value

Containers & Packaging | 1.9%
Crown Holdings, Inc. (a)	26,525	$1,582,481

Diversified Telecommunication Services | 2.5%
AT&T, Inc.	56,150	2,118,539

Electrical Equipment | 1.9%
Eaton Corp. PLC	20,335	1,582,673

Energy Equipment & Services | 1.6%
Schlumberger, Ltd.	19,920	1,311,533

Equity Real Estate Investment Trusts (REITs) | 1.3%
Prologis, Inc.	18,700	1,096,568

Food & Staples Retailing | 2.1%
Walgreens Boots Alliance, Inc.	22,600	1,769,806

Food Products | 2.2%
Kellogg Co.	25,900	1,799,014

Health Care Equipment & Supplies | 3.8%
Medtronic PLC	26,300	2,334,125
Stryker Corp.	5,955	826,435
		3,160,560
Health Care Providers & Services | 1.2%
Humana, Inc.	4,100	986,542

Hotels, Restaurants & Leisure | 2.1%
McDonald’s Corp.	11,650	1,784,314

Industrial Conglomerates | 2.0%
General Electric Co.	29,050	784,641
Honeywell International, Inc.	6,698	892,776
		1,677,417
Insurance | 1.3%
Aon PLC	8,230	1,094,178

Internet Software & Services | 8.3%
Alphabet, Inc., Class A (a)	4,831	4,491,284
Alphabet, Inc., Class C (a)	415	377,123
eBay, Inc. (a)	60,145	2,100,263
		6,968,670

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio (concluded)

IT Services | 5.2%
CoreLogic, Inc. (a)	4,600	$199,548
DXC Technology Co.	13,150	1,008,868
Vantiv, Inc., Class A (a)	15,700	994,438
Visa, Inc., Class A	23,020	2,158,816
		4,361,670
Machinery | 0.9%
Deere & Co.	6,320	781,089

Marine | 0.5%
Kirby Corp. (a)	5,950	397,758

Media | 1.1%
The Madison Square Garden Co. Class A (a)	4,558	897,470

Metals & Mining | 0.1%
Steel Dynamics, Inc.	3,100	111,011

Oil, Gas & Consumable Fuels | 3.4%
Cimarex Energy Co.	4,100	385,441
ConocoPhillips	14,400	633,024
EOG Resources, Inc.	10,475	948,197
Pioneer Natural Resources Co.	5,610	895,244
		2,861,906
Pharmaceuticals | 6.4%
Allergan PLC	4,785	1,163,186
Pfizer, Inc.	88,244	2,964,116
Zoetis, Inc.	20,204	1,260,325
		5,387,627
Road & Rail | 0.5%
Union Pacific Corp.	3,880	422,571

Semiconductors & Semiconductor Equipment | 3.2%
Applied Materials, Inc.	13,555	559,957
Cypress Semiconductor Corp.	47,700	651,105
Skyworks Solutions, Inc.	15,335	1,471,393
		2,682,455
Description	Shares	Fair Value

Software | 3.1%
Microsoft Corp.	38,000	$2,619,340

Specialty Retail | 2.7%
Advance Auto Parts, Inc.	4,858	566,394
AutoZone, Inc. (a)	1,215	693,109
Lowe’s Cos., Inc.	13,000	1,007,890
		2,267,393
Technology Hardware, Storage & Peripherals | 2.4%
Apple, Inc.	13,802	1,987,764

Textiles, Apparel & Luxury Goods | 1.0%
Carter’s, Inc.	4,060	361,137
Lululemon Athletica, Inc. (a)	8,025	478,852
		839,989
Total Common Stocks
(Cost $73,532,784)		82,513,968

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,692,935)	1,692,935	1,692,935

Total Investments | 100.6% (Cost $75,225,719) (b)		$84,206,903

Liabilities in Excess of Cash and Other Assets | (0.6)%		(526,346)

Net Assets | 100.0%		$83,680,557

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 98.9%

Air Freight & Logistics | 1.2%
Echo Global Logistics, Inc. (a)	126,213	$2,511,639

Airlines | 1.7%
Alaska Air Group, Inc.	41,400	3,716,064

Auto Components | 2.4%
Fox Factory Holding Corp. (a)	54,538	1,941,553
Modine Manufacturing Co. (a)	193,050	3,194,977
		5,136,530
Banks | 8.8%
BankUnited, Inc.	77,785	2,622,132
Comerica, Inc.	45,255	3,314,476
Commerce Bancshares, Inc.	64,225	3,649,907
FCB Financial Holdings, Inc., Class A (a)	69,500	3,318,625
Home Bancshares, Inc.	117,125	2,916,413
PacWest Bancorp	73,986	3,455,146
		19,276,699
Biotechnology | 1.6%
Cellectis SA ADR (a)	72,535	1,872,854
Eagle Pharmaceuticals, Inc. (a)	21,400	1,688,246
		3,561,100
Building Products | 3.4%
Continental Building Products, Inc. (a)	79,655	1,855,961
Owens Corning	40,100	2,683,492
PGT Innovations, Inc. (a)	217,880	2,788,864
		7,328,317
Capital Markets | 1.0%
Morningstar, Inc.	27,740	2,173,152

Chemicals | 4.2%
Ingevity Corp. (a)	33,775	1,938,685
Innospec, Inc.	51,750	3,392,212
Valvoline, Inc.	157,740	3,741,593
		9,072,490
Commercial Services & Supplies | 1.5%
Deluxe Corp.	48,225	3,338,135

Communications Equipment | 0.8%
Ciena Corp. (a)	69,440	1,737,389
Description	Shares	Fair Value

Containers & Packaging | 3.4%
Crown Holdings, Inc. (a)	71,285	$4,252,863
Graphic Packaging Holding Co.	233,590	3,218,870
		7,471,733
Electric Utilities | 1.7%
PNM Resources, Inc.	95,110	3,637,957

Electrical Equipment | 3.5%
Atkore International Group, Inc. (a)	110,660	2,495,383
Generac Holdings, Inc. (a)	68,885	2,488,815
Regal-Beloit Corp.	32,255	2,630,395
		7,614,593
Electronic Equipment, Instruments & Components | 3.2%
Belden, Inc.	33,925	2,558,963
FLIR Systems, Inc.	77,320	2,679,911
Littelfuse, Inc.	10,075	1,662,375
		6,901,249
Energy Equipment & Services | 3.1%
NCS Multistage Holdings, Inc.	111,750	2,813,865
Newpark Resources, Inc. (a)	279,620	2,055,207
Oceaneering International, Inc.	84,915	1,939,459
		6,808,531
Equity Real Estate Investment Trusts (REITs) | 10.4%
American Campus Communities, Inc.	56,815	2,687,350
Camden Property Trust	39,250	3,356,267
DCT Industrial Trust, Inc.	68,888	3,681,375
Extra Space Storage, Inc.	42,610	3,323,580
Healthcare Realty Trust, Inc.	102,795	3,510,449
Kilroy Realty Corp.	44,725	3,361,084
UDR, Inc.	73,660	2,870,530
		22,790,635
Food & Staples Retailing | 1.1%
Sprouts Farmers Market, Inc. (a)	104,855	2,377,063

Health Care Equipment & Supplies | 1.4%
STERIS PLC	38,310	3,122,265

Health Care Providers & Services | 1.4%
AMN Healthcare Services, Inc. (a)	79,200	3,092,760

Hotels, Restaurants & Leisure | 0.8%
Bloomin’ Brands, Inc.	79,675	1,691,500

Household Durables | 1.1%
Leggett & Platt, Inc.	46,210	2,427,411

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Independent Power & Renewable Electricity Producers | 1.6%
Pattern Energy Group, Inc.	147,875	$3,525,340

Insurance | 4.6%
Arch Capital Group, Ltd. (a)	35,675	3,328,121
Reinsurance Group of America, Inc.	25,875	3,322,091
Validus Holdings, Ltd.	66,165	3,438,595
		10,088,807
Internet Software & Services | 1.3%
j2 Global, Inc.	32,985	2,806,694

IT Services | 3.3%
CoreLogic, Inc. (a)	57,205	2,481,553
Leidos Holdings, Inc.	50,600	2,615,514
Vantiv, Inc., Class A (a)	33,925	2,148,809
		7,245,876
Life Sciences Tools & Services | 1.5%
INC Research Holdings, Inc., Class A (a)	55,325	3,236,513

Machinery | 6.4%
Altra Industrial Motion Corp.	25,644	1,020,631
Mueller Water Products, Inc., Class A	188,400	2,200,512
Proto Labs, Inc. (a)	32,985	2,218,241
Snap-on, Inc.	9,900	1,564,200
TriMas Corp. (a)	98,101	2,045,406
Wabtec Corp.	29,455	2,695,132
Woodward, Inc.	33,520	2,265,282
		14,009,404
Marine | 1.5%
Kirby Corp. (a)	50,355	3,366,232

Media | 2.3%
Emerald Expositions Events, Inc.	102,400	2,242,560
Scholastic Corp.	65,837	2,869,835
		5,112,395
Multi-Utilities | 1.5%
CMS Energy Corp.	69,070	3,194,488

Oil, Gas & Consumable Fuels | 2.4%
HollyFrontier Corp.	118,900	3,266,183
Matador Resources Co. (a)	90,255	1,928,749
		5,194,932
Pharmaceuticals | 1.5%
Catalent, Inc. (a)	90,200	3,166,020
Description	Shares	Fair Value

Professional Services | 0.8%
FTI Consulting, Inc. (a)	46,623	$1,629,940

Semiconductors & Semiconductor Equipment | 4.9%
Cypress Semiconductor Corp.	206,355	2,816,746
MACOM Technology Solutions Holdings, Inc. (a)	36,010	2,008,278
Microsemi Corp. (a)	53,840	2,519,712
Versum Materials, Inc.	100,055	3,251,787
		10,596,523
Software | 2.3%
Bottomline Technologies de, Inc. (a)	128,110	3,291,146
BroadSoft, Inc. (a)	40,540	1,745,247
		5,036,393
Specialty Retail | 1.2%
Advance Auto Parts, Inc.	10,610	1,237,020
Chico’s FAS, Inc.	154,875	1,458,922
		2,695,942
Textiles, Apparel & Luxury Goods |2.5%
Carter’s, Inc.	28,500	2,535,075
Steven Madden, Ltd. (a)	74,655	2,982,467
		5,517,542
Thrifts & Mortgage Finance | 1.6%
Washington Federal, Inc.	107,820	3,579,624

Total Common Stocks
(Cost $190,483,709)		215,789,877

Description	Principal Amount (000)	Fair Value

Repurchase Agreements | 0.7%
State Street Bank and Trust Co., 0.05%, 07/03/17 (Dated 06/30/17, collateralized by $1,575,000 United States Treasury Note, 2.125%, 01/31/21, with a fair value of $1,614,884) Proceeds of $1,583,007 (Cost $1,583,000)	$1,583	$1,583,000

Total Investments | 99.6% (Cost $192,066,709) (b)		$217,372,877

Cash and Other Assets in Excess of Liabilities | 0.4%		947,232

Net Assets | 100.0%		$218,320,109

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 95.2%

Australia | 3.0%
BHP Billiton PLC	4,553,445	$69,761,186
Caltex Australia, Ltd.	1,422,345	34,517,661
		104,278,847
Belgium | 2.5%
Anheuser-Busch InBev SA/NV	568,487	62,905,998
KBC Group NV	351,057	26,649,138
		89,555,136
Brazil | 1.0%
BB Seguridade Participacoes SA	4,064,300	35,148,116

Canada | 4.2%
Canadian National Railway Co.	592,910	48,107,642
National Bank of Canada	1,044,900	43,937,691
Suncor Energy, Inc.	1,958,210	57,215,127
		149,260,460
Denmark | 2.3%
AP Moller-Maersk A/S, Class B	19,489	39,380,557
Carlsberg A/S, Class B	405,400	43,398,185
		82,778,742
Finland | 1.5%
Sampo Oyj, A Shares	1,000,654	51,440,745

France | 11.4%
Air Liquide SA	491,519	61,082,366
Airbus SE	350,701	28,896,575
Capgemini SE	723,798	75,207,664
Cie Generale des Etablissements Michelin	473,336	62,929,365
Valeo SA	1,371,504	93,033,631
Vinci SA	937,418	80,074,421
		401,224,022
Germany | 3.4%
Deutsche Post AG	805,562	30,227,877
SAP SE	871,988	91,139,444
		121,367,321
Ireland | 3.9%
Ryanair Holdings PLC Sponsored ADR (a)	432,049	46,492,793
Shire PLC	1,651,214	90,972,877
		137,465,670
Italy | 1.5%
UniCredit SpA (a)	2,885,389	54,410,385
Description	Shares	Fair Value

Japan | 17.1%
ABC-Mart, Inc.	560,800	$33,042,568
Daiwa House Industry Co., Ltd.	3,055,880	104,555,885
Don Quijote Holdings Co., Ltd.	1,959,300	74,347,792
Hoshizaki Corp.	279,100	25,264,882
Isuzu Motors, Ltd.	4,097,300	50,676,516
Kao Corp.	602,780	35,827,188
KDDI Corp.	1,685,900	44,663,010
Makita Corp.	1,382,300	51,186,338
Seven & I Holdings Co., Ltd.	764,200	31,510,731
Sony Corp.	1,853,000	70,682,544
Sumitomo Mitsui Financial Group, Inc.	1,484,200	58,063,023
United Arrows, Ltd.	710,600	23,048,846
		602,869,323
Luxembourg | 1.3%
RTL Group SA	286,439	21,663,551
Tenaris SA	1,561,462	24,350,762
		46,014,313
Netherlands | 5.1%
Koninklijke KPN NV	8,780,671	28,175,556
Royal Dutch Shell PLC, A Shares	3,210,020	85,267,935
Wolters Kluwer NV	1,564,698	66,307,736
		179,751,227
Norway | 2.4%
Statoil ASA	2,201,968	36,596,786
Telenor ASA	2,839,322	47,089,957
		83,686,743
Philippines | 0.0%
Alliance Global Group, Inc.	2,487,800	705,108

Singapore | 1.5%
DBS Group Holdings, Ltd.	3,466,600	52,227,376

Spain | 0.9%
Red Electrica Corporacion SA	1,587,202	33,237,849

Sweden | 3.9%
Assa Abloy AB, Class B	3,293,691	72,401,358
Nordea Bank AB	4,997,489	63,774,141
		136,175,499
Switzerland | 6.0%
Julius Baer Group, Ltd.	645,900	34,040,166
Novartis AG	1,284,261	107,247,306
Wolseley PLC	1,159,994	71,336,328
		212,623,800

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Taiwan | 1.4%
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	1,404,200	$49,090,832

Turkey | 0.7%
Turkiye Garanti Bankasi AS	9,074,780	25,245,855

United Kingdom | 15.9%
British American Tobacco PLC	1,566,582	106,656,251
BT Group PLC	7,544,174	28,970,713
ConvaTec Group PLC	9,267,653	38,540,492
Diageo PLC	1,742,432	51,508,684
Howden Joinery Group PLC	4,648,762	24,655,209
Informa PLC	4,054,844	35,362,520
Provident Financial PLC	485,832	15,404,204
Prudential PLC	5,147,971	118,266,444
RELX PLC	3,296,668	71,339,656
Unilever PLC	1,303,581	70,610,653
		561,314,826
United States | 4.3%
Aon PLC	572,275	76,083,961
Medtronic PLC	852,000	75,615,000
		151,698,961
Total Common Stocks (Cost $3,073,528,329)		3,361,571,156
Description	Principal Amount (000)	Fair Value

Repurchase Agreements | 4.7%
State Street Bank and Trust Co., 0.05%, 07/03/17 (Dated 06/30/17, collateralized by $168,500,000 United States Treasury Notes, 1.50% - 2.125%, 09/30/21 - 01/31/22, with a fair value of $169,154,836) Proceeds of $165,832,691 (Cost $165,832,000)	$165,832	$165,832,000

Total Investments | 99.9% (Cost $3,239,360,329) (b)		$3,527,403,156

Cash and Other Assets in Excess of Liabilities | 0.1%		4,042,224

Net Assets | 100.0%		$3,531,445,380

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 95.2%

Australia | 1.6%
BHP Billiton, Ltd.	41,449	$739,337

Belgium | 2.6%
Anheuser-Busch InBev SA/NV	7,733	855,696
KBC Group NV	4,692	356,175
		1,211,871
Brazil | 3.9%
BB Seguridade Participacoes SA	76,800	664,167
Cia de Saneamento Basico do Estado de Sao Paulo	37,400	357,416
Cielo SA	64,340	477,758
Estacio Participacoes SA	73,700	325,242
		1,824,583
Canada | 2.8%
Canadian National Railway Co.	8,000	649,105
Suncor Energy, Inc.	21,500	628,189
		1,277,294
China | 2.2%
Tencent Holdings, Ltd.	28,400	1,013,459

Denmark | 1.1%
Carlsberg A/S, Class B	4,660	498,854

Finland | 2.1%
Sampo Oyj, A Shares	19,014	977,455

France | 5.2%
Cie Generale des Etablissements Michelin	4,160	553,066
Valeo SA	14,738	999,727
Vinci SA	9,938	848,906
		2,401,699
Germany | 3.5%
Continental AG	2,186	471,756
SAP SE	11,066	1,156,609
		1,628,365
India | 0.7%
ICICI Bank, Ltd. Sponsored ADR	35,755	320,722

Indonesia | 2.0%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	27,108	912,726
Description	Shares	Fair Value

Ireland | 3.3%
Ryanair Holdings PLC Sponsored ADR (a)	4,172	$448,949
Shire PLC	19,532	1,076,107
		1,525,056
Italy | 0.7%
Banca Mediolanum SpA	40,452	336,225

Japan | 14.2%
Daiwa House Industry Co., Ltd.	35,600	1,218,042
FANUC Corp.	1,700	328,277
KDDI Corp.	18,000	476,858
Makita Corp.	23,100	855,389
Ryohin Keikaku Co., Ltd.	3,200	799,825
Seven & I Holdings Co., Ltd.	13,017	536,738
SoftBank Group Corp.	6,400	519,965
Sony Corp.	16,900	644,649
Sumitomo Mitsui Financial Group, Inc.	18,976	742,355
Tokyo Electron, Ltd.	3,400	460,613
		6,582,711
Netherlands | 3.6%
Royal Dutch Shell PLC, A Shares	31,578	839,910
Wolters Kluwer NV	19,863	841,741
		1,681,651
Norway | 2.4%
Statoil ASA	35,494	589,912
Telenor ASA	29,999	497,531
		1,087,443
Philippines | 0.6%
Alliance Global Group, Inc.	990,900	280,847

Russia | 0.5%
Yandex NV Class A (a)	8,535	223,958

Singapore | 1.3%
DBS Group Holdings, Ltd.	41,000	617,701

South Africa | 1.8%
Mr. Price Group, Ltd.	18,563	221,457
Nampak, Ltd. (a)	64,519	93,915
Sanlam, Ltd.	100,755	499,059
		814,431
South Korea | 2.3%
Samsung Electronics Co., Ltd.	512	1,062,289

Spain | 1.2%
Red Electrica Corporacion SA	25,733	538,879

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

Sweden | 3.2%
Assa Abloy AB, Class B	41,715	$916,972
Swedbank AB, A Shares	22,821	556,673
		1,473,645
Switzerland | 4.4%
Cie Financiere Richemont SA	4,352	359,116
Novartis AG	12,209	1,019,561
Wolseley PLC	11,049	679,482
		2,058,159
Taiwan | 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	195,341	1,332,995

Thailand | 0.7%
Kasikornbank Public Co. Ltd.	54,600	320,627

Turkey | 2.1%
KOC Holding AS	67,286	309,547
Turkcell Iletisim Hizmetleri AS	208,262	684,448
		993,995
United Kingdom | 16.2%
Ashtead Group PLC	20,850	432,489
Associated British Foods PLC	13,997	535,371
British American Tobacco PLC	18,484	1,258,430
Compass Group PLC	36,854	778,164
ConvaTec Group PLC	79,057	328,767
Description	Shares	Fair Value

London Stock Exchange Group PLC	11,613	$551,940
Prudential PLC	60,431	1,388,306
RELX PLC	28,184	609,900
Unilever PLC	20,001	1,083,388
Worldpay Group PLC	131,440	539,134
		7,505,889
United States | 6.1%
Accenture PLC, Class A	7,645	945,534
Aon PLC	6,260	832,267
Medtronic PLC	11,690	1,037,487
		2,815,288
Total Common Stocks (Cost $39,690,226)		44,058,154

Short-Term Investments | 4.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,886,082)	1,886,082	1,886,082

Total Investments | 99.3% (Cost $41,576,308) (b)		$45,944,236

Cash and Other Assets in Excess of Liabilities | 0.7%		335,228

Net Assets | 100.0%		$46,279,464

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 97.2%

Belgium | 4.4%
Anheuser-Busch InBev SA/NV	18,220	$2,016,136

Brazil | 3.6%
Cia de Saneamento Basico do Estado de Sao Paulo	83,100	794,152
Estacio Participacoes SA	190,266	839,654
		1,633,806
Canada | 8.2%
National Bank of Canada	46,308	1,947,236
Suncor Energy, Inc.	62,329	1,821,133
		3,768,369
China | 5.3%
Tencent Holdings, Ltd.	67,918	2,423,667

Denmark | 2.7%
AP Moller-Maersk A/S, Class B	614	1,240,682

France | 17.3%
Airbus SE	17,866	1,472,098
Capgemini SE	13,328	1,384,872
Valeo SA	29,798	2,021,297
Vinci SA	25,170	2,150,026
Vivendi SA	41,007	912,856
		7,941,149
India | 1.5%
ICICI Bank, Ltd. Sponsored ADR	77,700	696,969

Ireland | 6.0%
Shire PLC	50,003	2,754,892

Japan | 3.3%
KDDI Corp.	56,607	1,499,638

Netherlands | 3.7%
Wolters Kluwer NV	39,610	1,678,566
Description	Shares	Fair Value

Singapore | 2.6%
DBS Group Holdings, Ltd.	77,700	$1,170,619

South Korea | 3.2%
Samsung Electronics Co., Ltd.	718	1,489,694

Taiwan | 4.4%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	57,896	2,024,044

Turkey | 4.4%
Turkcell Iletisim Hizmetleri AS	616,082	2,024,739

United Kingdom | 19.2%
British American Tobacco PLC	24,497	1,667,808
ConvaTec Group PLC	532,888	2,216,070
Provident Financial PLC	46,740	1,481,978
Prudential PLC	96,320	2,212,799
Rio Tinto PLC	28,679	1,209,212
		8,787,867
United States | 7.4%
Aon PLC	11,106	1,476,543
Medtronic PLC	21,855	1,939,631
		3,416,174
Total Common Stocks (Cost $42,240,056)		44,567,011

Short-Term Investments | 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $962,678)	962,678	962,678

Total Investments | 99.3% (Cost $43,202,734) (b)		$45,529,689

Cash and Other Assets in Excess of Liabilities | 0.7%		312,929

Net Assets | 100.0%		$45,842,618

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.4%

Australia | 0.4%
Caltex Australia, Ltd.	997,597	$24,209,819

Brazil | 1.7%
Ambev SA	11,854,800	65,520,054
Cielo SA	6,577,440	48,840,902
		114,360,956
Canada | 4.8%
Bombardier, Inc., Class B (a)	21,931,000	39,911,444
CAE, Inc.	4,436,670	76,499,029
National Bank of Canada	2,548,420	107,160,196
Suncor Energy, Inc.	3,386,218	98,938,773
		322,509,442
China | 1.6%
Tencent Holdings, Ltd.	3,050,300	108,850,532

Denmark | 2.5%
Carlsberg A/S, Class B	1,560,309	167,031,521

Finland | 3.4%
Sampo Oyj, A Shares	4,475,723	230,084,052

France | 6.7%
Faurecia	1,774,900	90,151,720
Iliad SA	42,534	10,063,574
Television Francaise 1	3,713,050	52,065,613
Valeo SA	2,614,907	177,377,750
Vivendi SA	5,461,070	121,568,801
		451,227,458
Germany | 2.6%
Fresenius SE & Co. KGaA	1,161,310	99,859,088
KION Group AG	957,642	73,523,693
		173,382,781
India | 1.1%
Housing Development Finance Corp., Ltd.	2,961,260	73,842,800

Indonesia | 0.2%
PT Media Nusantara Citra Tbk (a)	91,780,900	12,674,096
Description	Shares	Fair Value

Ireland | 5.4%
Bank of Ireland (a)	365,132,683	$96,589,330
Kerry Group PLC, Class A	880,202	75,729,953
Shire PLC	3,485,718	192,044,033
		364,363,316
Italy | 2.3%
UniCredit SpA (a)	8,299,790	156,510,880

Japan | 18.4%
AEON Financial Service Co., Ltd.	6,660,300	141,254,014
CyberAgent, Inc.	2,975,300	92,400,518
Daiwa House Industry Co., Ltd.	6,782,100	232,047,223
Don Quijote Holdings Co., Ltd.	4,731,100	179,526,790
FANUC Corp.	670,700	129,514,771
Hoshizaki Corp.	555,200	50,258,196
Kao Corp.	1,499,800	89,142,998
Makita Corp.	2,958,900	109,567,572
Shimano, Inc.	571,100	90,516,859
Tokyo Electron, Ltd.	923,100	125,056,416
		1,239,285,357
Luxembourg | 0.6%
ArcelorMittal (a)	1,821,948	41,469,786

Netherlands | 1.5%
Wolters Kluwer NV	2,334,233	98,918,580

New Zealand | 1.1%
Z Energy, Ltd.	12,721,365	73,707,725

Norway | 2.1%
Statoil ASA	8,631,062	143,448,553

Philippines | 0.9%
Alliance Global Group, Inc.	18,621,700	5,277,878
GT Capital Holdings, Inc.	2,459,530	59,033,939
		64,311,817
Singapore | 1.6%
DBS Group Holdings, Ltd.	7,357,500	110,847,205

South Africa | 0.5%
Netcare, Ltd.	15,631,286	30,750,294

Sweden | 3.5%
Assa Abloy AB, Class B	3,672,507	80,728,427
Hexagon AB, B Shares	1,620,052	77,061,897
Swedbank AB, A Shares	3,311,331	80,773,277
		238,563,601

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Switzerland | 4.2%
Cie Financiere Richemont SA	1,178,348	$97,234,396
Julius Baer Group, Ltd.	2,411,901	127,111,798
Partners Group Holding AG	94,582	58,639,065
		282,985,259
Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	14,689,000	100,236,861

Turkey | 0.9%
Turkcell Iletisim Hizmetleri AS	17,639,577	57,972,044

United Kingdom | 21.0%
Ashtead Group PLC	2,359,665	48,946,207
Associated British Foods PLC	2,676,450	102,371,493
British American Tobacco PLC	3,551,544	241,796,708
Coca-Cola European Partners PLC	2,597,851	105,508,534
Compass Group PLC	5,518,457	116,519,783
ConvaTec Group PLC	19,284,418	80,196,242
Diageo PLC	5,040,414	149,001,564
Informa PLC	19,147,173	166,983,561
Merlin Entertainments PLC	10,331,561	64,703,536
Prudential PLC	9,833,940	225,919,128
Worldpay Group PLC	28,154,788	115,483,938
		1,417,430,694
Description	Shares	Fair Value

United States | 5.9%
Accenture PLC, Class A	984,260	$121,733,277
Aon PLC	1,093,190	145,339,610
Medtronic PLC	1,448,600	128,563,250
		395,636,137
Total Common Stocks (Cost $5,715,968,934)		6,494,611,566

Short-Term Investments | 3.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $253,928,721)	253,928,721	253,928,721

Total Investments | 100.2% (Cost $5,969,897,655) (b)		$6,748,540,287

Liabilities in Excess of Cash and Other Assets | (0.2)%		(13,588,961)

Net Assets | 100.0%		$6,734,951,326

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 99.9%

Australia | 7.6%
Aristocrat Leisure, Ltd.	2,235	$38,724
Cochlear, Ltd.	248	29,654
Computershare, Ltd.	767	8,325
CSL, Ltd.	454	48,241
Fortescue Metals Group, Ltd.	2,807	11,243
Magellan Financial Group, Ltd.	255	5,648
Mineral Resources, Ltd.	431	3,585
Newcrest Mining, Ltd.	414	6,427
Resolute Mining, Ltd.	3,032	2,788
South32, Ltd.	4,046	8,318
Whitehaven Coal, Ltd. (a)	3,808	8,394
Woodside Petroleum, Ltd.	482	11,049
		182,396
Austria | 0.4%
Lenzing AG	52	9,327

Belgium | 0.2%
Ontex Group NV	138	4,904

Denmark | 2.3%
Nets A/S	255	5,067
Novo Nordisk A/S, Class B	491	21,061
Pandora A/S	36	3,375
Vestas Wind Systems A/S	294	27,240
		56,743
Faeroe Islands | 0.2%
Bakkafrost P/F	119	4,485

Finland | 0.3%
Kone OYJ, Class B	59	3,009
Orion Oyj, Class B	76	4,853
		7,862
France | 10.1%
Air France-KLM (a)	599	8,561
Airbus SE	117	9,640
AXA SA	1,534	42,276
BNP Paribas SA	176	12,801
Credit Agricole SA	1,254	20,389
Faurecia	129	6,552
L’Oreal SA	71	14,798
Description	Shares	Fair Value

LVMH Moet Hennessy Louis Vuitton SA	19	$4,766
Peugeot SA	1,091	21,779
Rubis SCA	28	3,188
Safran SA	57	5,228
Sanofi	61	5,863
Societe Generale SA	657	35,722
TOTAL SA	459	22,742
Unibail-Rodamco SE REIT	16	4,034
Valeo SA	390	26,455
		244,794
Germany | 8.1%
Allianz SE	85	16,751
BASF SE	380	35,323
Bayer AG	163	21,090
Continental AG	111	23,955
Covestro AG	263	18,991
Deutsche Post AG	115	4,315
Infineon Technologies AG	948	20,090
Muenchener Rueckversicherungs AG	28	5,649
SAP SE	376	39,299
Siltronic AG (a)	65	5,514
United Internet AG	85	4,674
		195,651
Hong Kong | 3.9%
CK Hutchison Holdings, Ltd.	500	6,278
Jardine Matheson Holdings, Ltd.	300	19,266
The Wharf Holdings, Ltd.	4,000	33,157
WH Group, Ltd.	19,000	19,177
Wheelock & Co., Ltd.	1,000	7,546
Xinyi Glass Holdings, Ltd.	8,000	7,933
		93,357
India | 0.1%
Vedanta Resources PLC	340	2,854

Ireland | 0.6%
AerCap Holdings NV (a)	114	5,293
Ryanair Holdings PLC Sponsored ADR (a)	52	5,596
Smurfit Kappa Group PLC	110	3,435
		14,324
Italy | 1.6%
Assicurazioni Generali SpA	573	9,468
Intesa Sanpaolo SpA	7,533	24,031
Poste Italiane SpA	634	4,341
		37,840

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Japan | 22.9%
Asahi Glass Co., Ltd.	1,000	$42,202
Central Japan Railway Co. ADR	289	4,711
Daito Trust Construction Co., Ltd.	200	31,125
Daiwa House Industry Co., Ltd.	600	20,529
East Japan Railway Co. ADR	714	11,335
Foster Electric Co., Ltd.	200	3,454
Fujitsu, Ltd.	1,000	7,383
Haseko Corp.	1,100	13,376
Hazama Ando Corp.	600	3,785
Hitachi High-Technologies Corp.	100	3,895
Hitachi, Ltd.	1,000	6,150
Idemitsu Kosan Co., Ltd.	200	5,667
ITOCHU Corp.	200	2,977
Itochu Techno-Solutions Corp.	100	3,504
JXTG Holdings, Inc.	900	3,938
Kakaku.com, Inc.	300	4,313
Kanamoto Co., Ltd.	100	3,330
KDDI Corp.	1,500	39,738
Kyushu Electric Power Co., Inc.	400	4,861
Maeda Corp.	1,000	11,030
Maruha Nichiro Corp.	300	7,923
MEIJI Holdings Co., Ltd.	100	8,111
Mitsubishi Chemical Holdings Corp.	2,200	18,271
Mitsubishi Electric Corp.	700	10,096
Mitsubishi UFJ Financial Group, Inc.	8,800	59,344
Mitsui Chemicals, Inc.	1,000	5,309
Mitsui Mining & Smelting Co., Ltd.	1,000	3,925
Morinaga Milk Industry Co., Ltd.	1,000	7,611
Nichirei Corp.	600	16,826
Nippon Chemi-Con Corp.	3,000	10,906
Nippon Telegraph & Telephone Corp.	394	18,638
Nissan Motor Co., Ltd.	4,300	42,869
ORIX Corp.	2,000	31,088
Osaka Gas Co., Ltd.	3,000	12,276
Penta-Ocean Construction Co., Ltd.	800	4,551
Subaru Corp.	100	3,380
Teijin, Ltd.	700	13,481
Tokyo Gas Co., Ltd.	6,000	31,248
Tokyu Fudosan Holdings Corp.	700	4,145
Unitika, Ltd. (a)	11,000	8,136
West Japan Railway Co.	101	7,142
		552,579
Description	Shares	Fair Value

Luxembourg | 0.2%
B&M European Value Retail SA	1,303	$5,750

Netherlands | 3.0%
Aegon NV	805	4,136
NN Group NV	461	16,413
Randstad Holding NV	123	7,193
Royal Dutch Shell PLC, A Shares	985	26,165
Wolters Kluwer NV	445	18,858
		72,765
Norway | 1.8%
Aker BP ASA	398	5,900
Marine Harvest ASA	380	6,504
Salmar ASA	164	4,067
Statoil ASA	1,552	25,794
		42,265
Portugal | 0.4%
Jeronimo Martins SGPS SA	462	9,044

Singapore | 1.3%
DBS Group Holdings, Ltd.	500	7,533
Jardine Cycle & Carriage, Ltd.	200	6,445
United Overseas Bank, Ltd.	800	13,441
Venture Corp., Ltd.	500	4,376
		31,795
Spain | 5.5%
Amadeus IT Group SA	150	8,973
Banco Bilbao Vizcaya Argentaria SA	633	5,291
Banco Santander SA	7,988	53,181
CaixaBank SA	832	3,983
Distribuidora Internacional de Alimentacion SA	1,558	9,729
Gamesa Corp. Tecnologica SA	671	14,375
Industria de Diseno Textil SA	128	4,929
Telefonica SA	3,122	32,280
		132,741
Sweden | 3.1%
Bonava AB, B Shares	206	3,527
Electrolux AB, Series B	1,007	33,115
Husqvarna AB, B Shares	418	4,168
Sandvik AB	679	10,692
Svenska Cellulosa AB SCA, Class B	1,551	11,767
Volvo AB, Class B	700	11,957
		75,226
Switzerland | 9.9%
ABB, Ltd.	318	7,867
Logitech International SA	452	16,598
Nestle SA	600	52,266

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

Partners Group Holding AG	37	$22,939
Roche Holding AG	334	85,349
STMicroelectronics NV	1,410	20,225
Swiss Life Holding AG	29	9,797
UBS Group AG	826	14,022
Wolseley PLC	151	9,286
		238,349
United Kingdom | 15.7%
Admiral Group PLC	1,024	26,724
Ashtead Group PLC	208	4,315
Associated British Foods PLC	259	9,907
Bellway PLC	197	7,638
BT Group PLC	4,283	16,447
Centrica PLC	9,814	25,582
Compass Group PLC	653	13,785
Crest Nicholson Holdings PLC	672	4,583
Debenhams PLC	2,767	1,559
Dixons Carphone PLC	3,337	12,338
Electrocomponents PLC	647	4,869
Fevertree Drinks PLC	384	8,536
GlaxoSmithKline PLC	472	10,054
Hargreaves Lansdown PLC	608	10,317
Howden Joinery Group PLC	1,721	9,128
Imperial Brands PLC	96	4,317
International Consolidated Airlines Group SA	3,306	26,290
Land Securities Group PLC REIT	890	11,748
Lloyds Banking Group PLC	34,228	29,543
Old Mutual PLC	3,079	7,759
Description	Shares	Fair Value

Petrofac, Ltd.	333	$1,923
Reckitt Benckiser Group PLC	269	27,293
Redrow PLC	718	5,118
Severn Trent PLC	285	8,106
SSE PLC	1,511	28,576
Subsea 7 SA	1,525	20,559
Taylor Wimpey PLC	1,999	4,589
Unilever NV	664	36,696
		378,299
United States | 0.7%
Carnival PLC	199	13,177
International Game Technology PLC	218	3,989
		17,166
Total Common Stocks (Cost $2,218,555)		2,410,516

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $53,978)	53,978	53,978

Total Investments | 102.1% (Cost $2,272,533) (b)		$2,464,494

Liabilities in Excess of Cash and Other Assets | (2.1)%		(51,069)

Net Assets | 100.0%		$2,413,425

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 100.7%

Australia | 4.5%
carsales.com, Ltd.	98,618	$872,926
Hansen Technologies, Ltd.	301,953	937,623
MYOB Group, Ltd.	322,116	848,825
Pact Group Holdings, Ltd.	188,286	866,105
		3,525,479
Belgium | 1.7%
Kinepolis Group NV	24,063	1,335,237

Canada | 6.9%
Alaris Royalty Corp.	33,900	602,034
Altus Group, Ltd.	47,265	1,021,621
Element Fleet Management Corp.	61,401	421,398
Exchange Income Corp.	26,200	667,930
Intertape Polymer Group, Inc.	50,600	963,382
StorageVault Canada, Inc.	405,400	825,305
The Descartes Systems Group, Inc. (a)	37,300	907,476
		5,409,146
China | 0.7%
Green Seal Holding, Ltd.	134,000	555,891

Cyprus | 1.9%
Aroundtown Property Holdings PLC	270,188	1,467,348

Denmark | 0.9%
Dfds A/S (a)	13,221	704,406

Germany | 6.3%
AURELIUS Equity Opportunities SE & Co. KGaA	17,284	929,524
CompuGroup Medical SE	22,244	1,248,698
Duerr AG	8,408	999,485
Norma Group SE	16,257	845,227
PATRIZIA Immobilien AG (a)	46,390	876,147
		4,899,081
Hong Kong | 0.9%
Tongda Group Holdings, Ltd.	2,210,000	659,776

Ireland | 2.0%
Dalata Hotel Group PLC (a)	154,592	854,930
Irish Continental Group PLC	118,758	688,716
		1,543,646
Description	Shares	Fair Value

Israel | 0.8%
Orbotech, Ltd. (a)	18,600	$606,732

Italy | 2.5%
Cerved Information Solutions SpA	100,857	1,081,848
EI Towers SpA	15,591	903,394
		1,985,242
Japan | 28.6%
ABC-Mart, Inc.	13,000	765,965
Ai Holdings Corp.	36,260	977,618
Anicom Holdings, Inc.	35,700	781,799
Ariake Japan Co., Ltd.	15,900	1,108,507
CyberAgent, Inc.	25,900	804,347
Daikyonishikawa Corp.	70,100	938,273
Dip Corp.	39,300	799,159
Financial Products Group Co., Ltd.	112,837	1,078,405
GMO internet, Inc.	65,900	857,073
Iriso Electronics Co., Ltd.	15,491	1,249,191
Jafco Co., Ltd.	32,300	1,305,870
MISUMI Group, Inc.	46,700	1,067,526
Nissei ASB Machine Co., Ltd.	47,800	1,663,470
Sanwa Holdings Corp.	96,500	1,018,609
Sawai Pharmaceutical Co., Ltd.	12,300	691,378
Seria Co., Ltd.	22,500	1,086,254
Skylark Co., Ltd.	54,125	779,601
TechnoPro Holdings, Inc.	32,645	1,315,557
Temp Holdings Co., Ltd.	49,900	935,774
Toridoll Holdings Corp.	39,300	1,012,435
USS Co., Ltd.	52,700	1,048,439
Zenkoku Hosho Co., Ltd.	25,942	1,060,584
		22,345,834
Luxembourg | 1.6%
Stabilus SA	15,940	1,237,748

Netherlands | 2.5%
Aalberts Industries NV	27,131	1,081,441
Intertrust NV	44,332	898,732
		1,980,173
New Zealand | 1.2%
Z Energy, Ltd.	161,842	937,714

Norway | 0.4%
Europris ASA	78,385	338,315

Portugal | 0.9%
NOS SGPS SA	120,896	734,499

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Singapore | 1.1%
XP Power, Ltd.	27,542	$872,349

South Korea | 0.6%
Douzone Bizon Co., Ltd.	17,077	459,068

Spain | 1.1%
Hispania Activos Inmobiliarios SOCIMI SA REIT	49,935	825,812

Sweden | 7.3%
Alimak Group AB	65,345	1,086,155
Granges AB	93,733	864,659
Indutrade AB	34,503	791,052
Inwido AB	64,046	902,067
Lifco AB, B Shares	30,514	980,617
Loomis AB, B Shares	29,338	1,051,225
		5,675,775
Switzerland | 1.4%
Kardex AG	9,688	1,113,435

Taiwan | 3.4%
Elite Material Co., Ltd.	172,000	834,281
Primax Electronics, Ltd.	377,000	773,542
Silicon Motion Technology Corp. ADR	14,505	699,576
Sporton International, Inc.	42,470	214,783
Sunny Friend Environmental Technology Co., Ltd.	29,000	149,325
		2,671,507
Turkey | 1.0%
Soda Sanayii AS	402,092	749,592

United Kingdom | 18.4%
Alfa Financial Software Holdings PLC	36,000	216,975
Arrow Global Group PLC	103,108	544,625
Ascential PLC	219,301	925,406
Description	Shares	Fair Value

Auto Trader Group PLC	178,654	$884,583
Clinigen Healthcare, Ltd.	98,711	1,107,927
Dignity PLC	29,841	966,554
Equiniti Group PLC	336,354	1,094,261
Hunting PLC (a)	91,764	584,912
John Wood Group PLC	80,743	675,403
Polypipe Group PLC	232,300	1,157,699
Rentokil Initial PLC	311,130	1,109,144
Rightmove PLC	18,512	1,025,309
RPC Group PLC	140,857	1,381,587
Savills PLC	93,180	1,066,107
Smart Metering Systems PLC	131,271	903,121
Workspace Group PLC REIT	64,057	741,987
		14,385,600
United States | 2.1%
Core Laboratories NV	7,360	745,347
Samsonite International SA	211,200	881,919
		1,627,266
Total Common Stocks (Cost $65,778,740)		78,646,671

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,596,475)	1,596,475	1,596,475

Total Investments | 102.7% (Cost $67,375,215) (b)		$80,243,146

Liabilities in Excess of Cash and Other Assets | (2.7)%		(2,102,971)

Net Assets | 100.0%		$78,140,175

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 96.8%

Australia | 1.0%
Link Administration Holdings, Ltd.	71,400	$433,169

Brazil | 1.9%
Ambev SA	72,900	402,910
Cielo SA	54,520	404,839
		807,749
Canada | 3.3%
Canadian National Railway Co.	9,215	747,688
National Bank of Canada	15,840	666,067
		1,413,755
China | 2.9%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	3,455	486,809
Tencent Holdings, Ltd.	21,220	757,240
		1,244,049
Denmark | 2.0%
Carlsberg A/S, Class B	4,894	523,904
Novo Nordisk A/S, Class B	8,326	357,144
		881,048
Finland | 1.2%
Sampo Oyj, A Shares	10,016	514,894

Germany | 3.2%
Continental AG	3,384	730,294
Symrise AG	9,107	645,262
		1,375,556
Hong Kong | 1.5%
AIA Group, Ltd.	87,745	641,340

India | 0.7%
Indiabulls Housing Finance, Ltd. GDR	17,955	298,951

Ireland | 1.7%
Shire PLC	13,714	755,567

Israel | 0.8%
Israel Discount Bank, Ltd., Class A (a)	140,466	369,766
Description	Shares	Fair Value

Japan | 6.7%
AEON Financial Service Co., Ltd.	24,025	$509,531
Daiwa House Industry Co., Ltd.	24,885	851,431
Kao Corp.	7,200	427,943
Ryohin Keikaku Co., Ltd.	2,660	664,855
TechnoPro Holdings, Inc.	10,800	435,228
		2,888,988
Netherlands | 1.5%
Wolters Kluwer NV	15,154	642,186

South Africa | 0.7%
Sanlam, Ltd.	57,531	284,962

Sweden | 2.7%
Assa Abloy AB, Class B	31,442	691,153
Hexagon AB, B Shares	10,140	482,335
		1,173,488
Switzerland | 0.8%
Julius Baer Group, Ltd.	6,604	348,043

Taiwan | 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	16,280	569,149

United Kingdom | 10.2%
Ashtead Group PLC	23,539	488,266
British American Tobacco PLC	6,770	460,916
Coca-Cola European Partners PLC	8,930	363,183
Compass Group PLC	27,111	572,433
ConvaTec Group PLC	62,938	261,734
Diageo PLC	21,418	633,146
Prudential PLC	22,926	526,688
RELX NV	33,953	698,676
Unilever PLC	8,104	438,967
		4,444,009
United States | 52.7%
Accenture PLC, Class A	6,465	799,591
Alphabet, Inc., Class A (a)	1,302	1,210,443
Aon PLC	5,290	703,305
Apple, Inc.	7,767	1,118,603
Applied Materials, Inc.	9,320	385,009
AutoZone, Inc. (a)	684	390,195
Biogen, Inc. (a)	1,355	367,693
Cisco Systems, Inc.	13,650	427,245

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

Citigroup, Inc.	10,395	$695,218
Comerica, Inc.	5,760	421,862
Commerce Bancshares, Inc.	5,420	308,019
Crown Holdings, Inc. (a)	7,525	448,942
DXC Technology Co.	4,365	334,883
Eaton Corp. PLC	6,150	478,655
eBay, Inc. (a)	6,540	228,377
EOG Resources, Inc.	3,655	330,851
Five Below, Inc. (a)	6,390	315,474
Honeywell International, Inc.	5,633	750,823
Intercontinental Exchange, Inc.	11,815	778,845
Johnson Controls International PLC	13,075	566,932
Kellogg Co.	3,930	272,978
Medtronic PLC	6,610	586,637
Microsoft Corp.	13,845	954,336
Molson Coors Brewing Co., Class B	5,954	514,068
Monsanto Co.	3,820	452,135
Motorola Solutions, Inc.	4,930	427,628
PPG Industries, Inc.	3,835	421,697
Quintiles IMS Holdings, Inc. (a)	6,835	611,732
Rockwell Automation, Inc.	3,935	637,313
S&P Global, Inc.	4,640	677,394
Schlumberger, Ltd.	9,491	624,887
Snap-on, Inc.	2,385	376,830
Description	Shares	Fair Value

The Charles Schwab Corp.	14,485	$622,276
The Coca-Cola Co.	19,005	852,374
Thermo Fisher Scientific, Inc.	3,705	646,411
United Technologies Corp.	5,394	658,661
Vantiv, Inc., Class A (a)	9,725	615,981
Visa, Inc., Class A	6,763	634,234
Welbilt, Inc. (a)	18,705	352,589
Zoetis, Inc.	13,607	848,805
		22,849,931
Total Common Stocks (Cost $37,251,234)		41,936,600

Short-Term Investments | 3.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $1,660,157)	1,660,157	1,660,157

Total Investments | 100.6% (Cost $38,911,391) (b)		$43,596,757

Liabilities in Excess of Cash and Other Assets | (0.6)%		(244,166)

Net Assets | 100.0%		$43,352,591

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 96.8%

Australia | 0.5%
Caltex Australia, Ltd.	3,711	$90,059

China | 1.7%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	2,247	316,602

Denmark | 2.3%
AP Moller-Maersk A/S, Class B	77	155,591
Carlsberg A/S, Class B	2,526	270,409
		426,000
Finland | 2.2%
Sampo Oyj, A Shares	8,055	414,084

France | 4.0%
Faurecia	4,356	221,253
Ubisoft Entertainment SA (a)	5,030	285,584
Vivendi SA	10,952	243,802
		750,639
Greece | 1.7%
OPAP SA	27,885	315,317

Indonesia | 0.5%
PT Media Nusantara Citra Tbk (a)	663,600	91,637

Ireland | 2.0%
Shire PLC	6,901	380,207

Israel | 1.5%
Israel Discount Bank, Ltd., Class A (a)	106,521	280,408

Japan | 6.2%
Daiwa House Industry Co., Ltd.	12,900	441,369
Don Quijote Holdings Co., Ltd.	5,400	204,909
TechnoPro Holdings, Inc.	4,900	197,464
Tokyo Electron, Ltd.	2,400	325,139
		1,168,881
New Zealand | 1.7%
Trade Me Group, Ltd.	39,621	154,863
Z Energy, Ltd.	29,805	172,691
		327,554
Description	Shares	Fair Value

Philippines | 0.1%
Alliance Global Group, Inc.	39,000	$11,054

South Africa | 1.8%
Netcare, Ltd.	72,159	141,953
Sanlam, Ltd.	40,178	199,009
		340,962
Switzerland | 1.1%
Partners Group Holding AG	331	205,214

Taiwan | 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	11,528	403,019

United Kingdom | 11.8%
British American Tobacco PLC	8,433	574,137
Coca-Cola European Partners PLC	9,211	374,093
Dignity PLC	4,903	158,809
Informa PLC	47,068	410,483
London Stock Exchange Group PLC	4,556	216,537
Prudential PLC	10,063	231,181
Worldpay Group PLC	57,856	237,311
		2,202,551
United States | 55.5%
Accenture PLC, Class A	2,954	365,351
Activision Blizzard, Inc.	3,237	186,354
Advance Auto Parts, Inc.	1,346	156,930
Alphabet, Inc., Class A (a)	924	859,024
Aon PLC	3,415	454,024
Bank of America Corp.	13,900	337,214
Celgene Corp. (a)	2,352	305,454
Comerica, Inc.	3,800	278,312
Cypress Semiconductor Corp.	14,200	193,830
eBay, Inc. (a)	5,249	183,295
EOG Resources, Inc.	3,158	285,862
Fidelity National Information Services, Inc.	2,608	222,723
Halliburton Co.	4,909	209,663
Intercontinental Exchange, Inc.	4,675	308,176
Kellogg Co.	2,017	140,101
Medtronic PLC	4,374	388,193
Microsoft Corp.	5,330	367,397
Molson Coors Brewing Co., Class B	6,511	562,160
Nielsen Holdings PLC	4,007	154,911
Palo Alto Networks, Inc. (a)	1,600	214,096
PPG Industries, Inc.	2,570	282,597
Quintiles IMS Holdings, Inc. (a)	2,712	242,724
Raytheon Co.	2,369	382,546

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Rockwell Automation, Inc.	1,143	$185,120
S&P Global, Inc.	2,000	291,980
Snap-on, Inc.	1,455	229,890
The Charles Schwab Corp.	6,301	270,691
The Coca-Cola Co.	12,243	549,099
Union Pacific Corp.	2,452	267,047
Valvoline, Inc.	7,100	168,412
Visa, Inc., Class A	4,855	455,302
Walgreens Boots Alliance, Inc.	3,109	243,466
Welbilt, Inc. (a)	16,748	315,700
Zoetis, Inc.	5,067	316,080
		10,373,724
Total Common Stocks (Cost $15,969,423)		18,097,912
Description	Shares	Fair Value

Short-Term Investments | 3.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $591,615)	591,615	$591,615

Total Investments | 100.0% (Cost $16,561,038) (b)		$18,689,527

Liabilities in Excess of Cash and Other Assets | 0.0%		(2,681)

Net Assets | 100.0%		$18,686,846

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 96.7%

Australia | 5.9%
AGL Energy, Ltd.	439	$8,611
Aristocrat Leisure, Ltd.	1,268	21,970
Cochlear, Ltd.	88	10,522
Computershare, Ltd.	781	8,477
CSL, Ltd.	347	36,871
Investa Office Fund REIT	2,242	7,567
JB Hi-Fi, Ltd.	488	8,771
Newcrest Mining, Ltd.	639	9,920
Resolute Mining, Ltd.	7,347	6,755
Sandfire Resources NL	1,574	6,827
Stockland REIT	11,330	38,119
Telstra Corp., Ltd.	3,406	11,278
Woodside Petroleum, Ltd.	322	7,382
		183,070
Austria | 0.3%
Lenzing AG	59	10,582

Belgium | 0.3%
Proximus SADP	244	8,536

Canada | 6.7%
Alimentation Couche-Tard, Inc., Class B	268	12,846
BCE, Inc.	747	33,641
Canadian Imperial Bank of Commerce	131	10,646
CI Financial Corp.	834	17,776
Colliers International Group, Inc.	165	9,327
Constellation Software, Inc.	15	7,847
Dollarama, Inc.	120	11,466
Enbridge Income Fund Holdings, Inc.	286	7,099
Enbridge, Inc.	178	7,091
George Weston, Ltd.	86	7,785
Intact Financial Corp.	75	5,666
Magna International, Inc.	159	7,365
Metro, Inc.	250	8,228
Royal Bank of Canada	289	20,984
Saputo, Inc.	382	12,151
Suncor Energy, Inc.	446	13,031
Teck Resources, Ltd., Class B	391	6,778
Thomson Reuters Corp.	208	9,630
		209,357
Description	Shares	Fair Value

Denmark | 1.2%
Danske Bank A/S	214	$8,261
Jyske Bank A/S	159	9,216
Novo Nordisk A/S, Class B	171	7,335
Vestas Wind Systems A/S	122	11,303
		36,115
France | 1.0%
Air France-KLM (a)	605	8,647
Societe Generale SA	176	9,569
TOTAL SA	280	13,873
		32,089
Germany | 1.3%
Covestro AG	100	7,221
Deutsche Lufthansa AG	814	18,588
Infineon Technologies AG	378	8,010
MTU Aero Engines AG	43	6,084
		39,903
Hong Kong | 4.1%
ASM Pacific Technology, Ltd.	600	8,100
CLP Holdings, Ltd.	2,000	21,162
Jardine Matheson Holdings, Ltd.	300	19,266
Link Real Estate Investment Trust	2,500	19,021
The Wharf Holdings, Ltd.	3,000	24,868
Wheelock & Co., Ltd.	2,000	15,092
Xinyi Glass Holdings, Ltd.	12,000	11,899
Yue Yuen Industrial Holdings, Ltd.	2,000	8,300
		127,708
Ireland | 0.2%
Ryanair Holdings PLC Sponsored ADR (a)	68	7,317

Israel | 0.9%
Bank Hapoalim BM	1,485	10,009
Israel Discount Bank, Ltd., Class A (a)	3,874	10,198
Nice, Ltd.	89	7,060
		27,267
Italy | 0.4%
Recordati SpA	295	12,003

Japan | 9.6%
Amano Corp.	400	8,332
ANA Holdings, Inc.	2,000	6,956
Asahi Glass Co., Ltd.	400	16,881
Astellas Pharma, Inc.	1,500	18,366
Daito Trust Construction Co., Ltd.	200	31,125
Daiwa House Industry Co., Ltd.	300	10,264
Dowa Holdings Co., Ltd.	1,000	7,567

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Hazama Ando Corp.	1,100	$6,940
Heiwa Corp.	400	8,925
JXTG Holdings, Inc.	2,550	11,157
Kaken Pharmaceutical Co., Ltd.	200	10,924
Kao Corp.	100	5,944
KDDI Corp.	300	7,948
Maruha Nichiro Corp.	300	7,923
Mitsui Chemicals, Inc.	2,000	10,618
Nichirei Corp.	500	14,021
Nippon Telegraph & Telephone Corp.	300	14,191
Nissan Motor Co., Ltd.	900	8,973
Oji Holdings Corp.	1,000	5,175
Osaka Gas Co., Ltd.	8,000	32,736
Penta-Ocean Construction Co., Ltd.	1,300	7,396
Rengo Co., Ltd.	1,200	6,967
Teijin, Ltd.	400	7,704
The Chugoku Electric Power Co., Inc.	700	7,720
Toho Gas Co., Ltd.	1,000	7,284
Tokyo Gas Co., Ltd.	3,000	15,624
		297,661
Malta | 0.2%
Kindred Group PLC	632	7,151

Netherlands | 0.9%
NN Group NV	627	22,324
Royal Dutch Shell PLC, A Shares	277	7,358
		29,682
Norway | 1.4%
Aker BP ASA	718	10,643
Leroy Seafood Group ASA	1,230	6,680
Marine Harvest ASA	368	6,299
Statoil ASA	1,198	19,911
		43,533
Portugal | 0.3%
Galp Energia SGPS SA	575	8,734

Singapore | 1.9%
CapitaLand, Ltd.	2,900	7,373
DBS Group Holdings, Ltd.	1,200	18,079
Singapore Airlines, Ltd.	2,500	18,381
Venture Corp., Ltd.	1,900	16,630
		60,463
Description	Shares	Fair Value

Spain | 0.1%
Corporacion Financiera Alba SA	60	$3,626

Sweden | 1.3%
Axfood AB	438	7,322
Electrolux AB, Series B	265	8,714
Intrum Justitia AB	268	9,140
Svenska Cellulosa AB SCA, Class B	2,005	15,211
		40,387
Switzerland | 2.3%
Partners Group Holding AG	25	15,500
Roche Holding AG	182	46,471
Swiss Life Holding AG	25	8,446
		70,417
United Kingdom | 4.7%
Admiral Group PLC	476	12,423
BT Group PLC	2,082	7,995
Centrica PLC	6,398	16,677
Cineworld Group PLC	603	5,516
Compass Group PLC	1,071	22,617
G4S PLC	1,844	7,846
Hargreaves Lansdown PLC	322	5,464
International Consolidated Airlines Group SA	979	7,796
Lloyds Banking Group PLC	8,731	7,536
Moneysupermarket.com Group PLC	1,671	7,697
Severn Trent PLC	681	19,368
SSE PLC	395	7,470
Subsea 7 SA	574	7,738
Wm Morrison Supermarkets PLC	3,067	9,643
		145,786
United States | 51.7%
3M Co.	215	44,761
Accenture PLC, Class A	230	28,446
Advanced Energy Industries, Inc. (a)	105	6,792
Akamai Technologies, Inc. (a)	164	8,169
Ally Financial, Inc.	360	7,524
Altria Group, Inc.	101	7,521
Amdocs, Ltd.	144	9,282
Ameren Corp.	815	44,556
American Axle & Manufacturing Holdings, Inc. (a)	418	6,521
American Electric Power Co., Inc.	150	10,421
Aon PLC	239	31,775
AT&T, Inc.	1,011	38,145

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Atkore International Group, Inc. (a)	453	$10,215
Baker Hughes, Inc.	123	6,705
Benchmark Electronics, Inc. (a)	216	6,977
Bloomin’ Brands, Inc.	364	7,728
C.R. Bard, Inc.	112	35,404
Campbell Soup Co.	323	16,844
Cardtronics PLC, Class A (a)	204	6,703
Carnival Corp.	345	22,622
Carnival PLC	289	19,136
Cigna Corp.	45	7,533
Cirrus Logic, Inc. (a)	108	6,774
Colgate-Palmolive Co.	105	7,784
Comcast Corp., Class A	444	17,281
Consolidated Edison, Inc.	342	27,640
Cummins, Inc.	46	7,462
Darden Restaurants, Inc.	331	29,936
DTE Energy Co.	86	9,098
EchoStar Corp., Class A (a)	123	7,466
Eli Lilly & Co.	170	13,991
Everest Re Group, Ltd.	104	26,477
Exelon Corp.	464	16,737
F5 Networks, Inc. (a)	127	16,137
Fifth Third Bancorp	374	9,709
Fiserv, Inc. (a)	154	18,840
Foot Locker, Inc.	223	10,989
Fresh Del Monte Produce, Inc.	264	13,440
General Mills, Inc.	482	26,703
GoDaddy, Inc., Class A (a)	182	7,720
Hasbro, Inc.	75	8,363
HCA Holdings, Inc. (a)	120	10,464
Humana, Inc.	32	7,700
Huntington Ingalls Industries, Inc.	33	6,143
IDEXX Laboratories, Inc. (a)	52	8,394
II-VI, Inc. (a)	192	6,586
Intel Corp.	516	17,410
Intuit, Inc.	146	19,390
J.B. Hunt Transport Services, Inc.	165	15,078
JetBlue Airways Corp. (a)	334	7,625
Johnson & Johnson	300	39,687
JPMorgan Chase & Co.	76	6,946
Kimberly-Clark Corp.	258	33,310
Lear Corp.	56	7,956
Description	Shares	Fair Value

Lockheed Martin Corp.	33	$9,161
Marsh & McLennan Cos., Inc.	352	27,442
Masimo Corp. (a)	84	7,659
MetLife, Inc.	341	18,735
NIKE, Inc., Class B	115	6,785
Nordstrom, Inc.	193	9,231
Northrop Grumman Corp.	108	27,725
O’Reilly Automotive, Inc. (a)	23	5,031
Omnicom Group, Inc.	257	21,305
Paychex, Inc.	294	16,740
PepsiCo, Inc.	397	45,850
PG&E Corp.	641	42,543
Pinnacle West Capital Corp.	134	11,411
Quest Diagnostics, Inc.	64	7,114
Raytheon Co.	56	9,043
Regions Financial Corp.	473	6,925
Republic Services, Inc.	351	22,369
Ross Stores, Inc.	494	28,519
Royal Caribbean Cruises, Ltd.	68	7,428
Silgan Holdings, Inc.	683	21,706
Simon Property Group, Inc. REIT	234	37,852
Skyworks Solutions, Inc.	90	8,636
Starbucks Corp.	285	16,618
Sysco Corp.	809	40,717
Texas Instruments, Inc.	111	8,539
The Kroger Co.	846	19,729
The Procter & Gamble Co.	77	6,711
The Scotts Miracle-Gro Co.	201	17,981
The TJX Cos., Inc.	616	44,457
The Toro Co.	470	32,566
Time Warner, Inc.	114	11,447
Tyson Foods, Inc., Class A	204	12,777
UnitedHealth Group, Inc.	153	28,369
Validus Holdings, Ltd.	174	9,043
Versum Materials, Inc.	239	7,768
Wal-Mart Stores, Inc.	263	19,904
Waste Management, Inc.	384	28,166
WEC Energy Group, Inc.	119	7,304
Xcel Energy, Inc.	1,001	45,926
		1,610,248
Total Common Stocks (Cost $2,803,695)		3,011,635

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Short-Term Investments | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $96,416)	96,416	$96,416
Description	Fair Value

Total Investments | 99.8% (Cost $2,900,111) (b)	$3,108,051

Cash and Other Assets in Excess of Liabilities | 0.2%	5,256

Net Assets | 100.0%	$3,113,307

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2017 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$1,481,970,779	$145,613,956	$21,513,373	$124,100,583
US Strategic Equity	75,225,719	10,259,793	1,278,609	8,981,184
US Small-Mid Cap Equity	192,066,709	27,589,656	2,283,488	25,306,168
International Equity	3,239,360,329	334,639,922	46,597,095	288,042,827
International Equity Select	41,576,308	4,963,815	595,887	4,367,928
International Equity Concentrated	43,202,734	2,833,643	506,688	2,326,955
International Strategic Equity	5,969,897,655	854,061,898	75,419,266	778,642,632
International Equity Advantage	2,272,533	250,186	58,225	191,961
International Small Cap Equity	67,375,215	13,824,133	956,202	12,867,931
Global Equity Select	38,911,391	5,172,394	487,028	4,685,366
Global Strategic Equity	16,561,038	2,367,486	238,997	2,128,489
Managed Equity Volatility	2,900,111	291,113	83,173	207,940

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Aerospace & Defense	0.8%	—%	3.2%	1.7%	0.6%
Air Freight & Logistics	0.9	—	—	—	0.2
Airlines	1.3	1.0	—	—	1.7
Auto Components	4.4	4.4	4.4	4.0	2.7
Automobiles	1.4	—	—	—	2.8
Banks	9.2	6.3	8.3	8.2	11.0
Beverages	4.5	2.9	4.4	7.2	0.4
Biotechnology	2.6	2.3	6.0	2.9	2.0
Building Products	2.0	2.0	—	1.2	1.7
Capital Markets	1.0	1.2	—	2.8	2.2
Chemicals	1.7	—	—	—	4.2
Commercial Services & Suppliers	—	—	—	—	—
Construction & Engineering	2.3	1.8	4.7	—	0.8
Consumer Finance	0.4	—	3.2	2.1	—
Containers & Packaging	—	0.2	—	—	0.1
Distributors	—	—	—	—	0.3
Diversified Consumer Services	—	0.7	1.8	—	—
Diversified Financial Services	—	0.7	—	0.9	1.3
Diversified Telecommunication Services	3.0	3.0	—	0.2	2.8
Electric Utilities	0.9	1.2	—	—	1.4
Electrical Equipment	—	—	—	—	2.5
Electronic Equipment, Instruments & Components	—	—	—	1.1	1.2
Energy Equipment & Services	0.7	—	—	—	0.9
Equity Real Estate Investment Trusts (REITs)	—	—	—	—	0.7
Food & Staples Retailing	0.9	1.2	—	—	0.8
Food Products	—	1.2	—	2.6	5.7
Gas Utilities	—	—	—	—	1.9
Health Care Equipment & Supplies	3.2	3.0	9.1	3.1	1.2
Health Care Providers & Services	—	—	—	1.9	—
Health Care Technology	—	—	—	—	—
Hotels, Restaurants & Leisure	—	1.7	—	2.7	2.9
Household Durables	2.0	1.4	—	—	3.3
Household Products	—	—	—	—	1.1
Industrial Conglomerates	—	1.3	—	0.1	1.1
Insurance	8.0	9.4	8.1	8.9	5.9
Internet Software & Services	—	2.7	5.3	1.6	0.4
IT Services	2.1	4.2	3.0	4.3	1.4
Leisure Products	—	—	—	1.3	—
Life Sciences Tools & Services	—	—	—	—	—
Machinery	2.2	2.6	—	5.4	1.1
Marine	1.1	—	2.7	—	—
Media	1.6	—	2.0	6.6	—
Metals & Mining	2.0	1.6	2.6	0.6	1.6
Multiline Retail	2.1	1.7	—	2.7	0.3
Multi-Utilities	—	—	—	—	1.1
Oil, Gas & Consumable Fuels	6.0	4.4	4.0	5.1	4.5
Paper & Forest Products	—	—	—	—	0.5

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

—%	1.5%	2.0%	1.9%
—	—	—	—
0.9	—	—	2.4
1.2	1.7	1.2	1.1
—	—	—	0.3
—	5.7	4.8	4.1
—	7.6	9.4	1.5
—	2.6	3.7	1.2
3.9	2.9	—	0.5
3.6	5.6	6.9	1.5
1.7	3.5	2.4	1.7
3.0	—	—	2.2
—	2.0	1.1	0.8
0.7	—	—	0.5
4.1	1.2	—	0.2
—	1.0	—	0.9
1.2	—	0.9	—
4.7	—	—	0.1
1.2	—	—	3.6
—	—	—	5.2
1.1	2.6	1.0	0.7
6.7	1.1	—	1.2
2.6	1.4	1.1	0.5
2.0	—	—	3.3
—	—	1.3	4.0
1.4	0.6	0.7	3.7
—	—	—	1.8
—	2.0	2.1	2.0
1.2	—	0.8	2.0
1.6	1.3	1.7	5.0
3.4	—	—	0.3
—	—	—	1.5
—	1.7	0.1	2.1
—	6.2	6.9	5.2
1.0	—	0.8	—
5.7	6.2	7.3	0.8
1.4	7.4	6.9	2.8
—	—	—	0.6
1.4	2.9	1.3	—
10.3	1.7	2.9	1.3
1.8	—	0.8	—
4.9	—	4.0	1.8
1.1	—	—	1.2
1.8	1.5	1.1	0.7
—	—	—	3.7
1.2	0.8	2.9	3.4
—	—	—	0.7

Semi-Annual Report  55

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Personal Products	3.0%	2.3%	—%	1.3%	2.3%
Pharmaceuticals	3.0	2.2	—	—	6.1
Professional Services	3.9	3.1	3.7	1.5	1.1
Real Estate Management & Development	3.0	2.6	—	3.4	4.0
Road & Rail	1.4	1.4	—	—	1.0
Semiconductors & Semiconductor Equipment	1.4	3.9	4.4	3.3	1.9
Software	2.6	2.5	—	—	1.6
Specialty Retail	1.6	0.5	—	—	0.7
Technology Hardware, Storage & Peripherals	—	2.3	3.3	—	0.7
Textiles, Apparel & Luxury Goods	—	0.8	—	1.4	0.7
Thrifts & Mortgage Finance	—	—	—	1.1	—
Tobacco	3.0	2.7	3.6	3.6	0.2
Trading Companies & Distributors	2.7	2.4	—	0.7	1.4
Water Utilities	—	0.8	1.7	—	0.3
Wireless Telecommunication Services	1.3	3.6	7.7	0.9	1.6
Subtotal	95.2	95.2	97.2	96.4	99.9
Repurchase Agreements	4.7	—	—	—	—
Short-Term Investments	—	4.1	2.1	3.8	2.2
Total Investments	99.9%	99.3%	99.3%	100.2%	102.1%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

—%	2.0%	—%	0.2%
0.9	2.8	1.7	4.8
4.3	4.1	1.9	—
6.7	2.0	2.4	3.1
—	1.7	1.4	0.5
0.9	2.2	4.9	2.3
4.3	2.2	4.5	1.1
2.3	1.6	0.8	3.1
1.0	2.6	—	—
1.1	—	—	0.5
—	0.7	—	—
—	1.1	3.1	0.2
2.4	1.1	—	—
—	—	—	0.6
—	—	—	0.3
100.7	96.8	96.8	96.7
—	—	—	—
2.0	3.8	3.2	3.1
102.7%	100.6%	100.0%	99.8%

Semi-Annual Report  57

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2017	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at fair value	$1,606,071,362	$84,206,903
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Dividends	2,286,799	90,222
Investments sold	12,493,519	103,121
Capital stock sold	2,352,429	29,698
Deferred offering costs (Note 2(g))	2,786	—
Prepaid expenses	—	—
Total assets	1,623,206,895	84,429,944

LIABILITIES
Foreign currency due to custodian	—	—
Payables for:
Management fees	937,537	28,282
Accrued distribution fees	22,205	258
Accrued administration fees	51,329	11,027
Accrued custodian fees	21,996	9,199
Accrued professional services	26,952	22,755
Investments purchased	—	650,398
Capital stock redeemed	1,067,930	10,009
Other accrued expenses and payables	40,712	17,459
Total liabilities	2,168,661	749,387
Net assets	$1,621,038,234	$83,680,557

NET ASSETS
Paid in capital	$1,436,291,488	$66,090,686
Undistributed (distributions in excess of) net investment income (loss)	6,270,969	881,463
Accumulated net realized gain (loss)	54,375,194	7,727,224
Net unrealized appreciation (depreciation) on:
Investments	124,100,583	8,981,184
Foreign currency translations	—	—
Net assets	$1,621,038,234	$83,680,557

Institutional Shares
Net assets	$1,514,552,643	$71,093,323
Shares of capital stock outstanding*	99,294,995	5,664,330
Net asset value, offering and redemption price per share	$15.25	$12.55

Open Shares
Net assets	$106,215,558	$1,277,522
Shares of capital stock outstanding*	6,927,765	101,574
Net asset value, offering and redemption price per share	$15.33	$12.58

R6 Shares
Net assets	$270,033	$11,309,712
Shares of capital stock outstanding*	17,673	900,880
Net asset value, offering and redemption price per share	$15.28	$12.55
Cost of investments in securities	$1,481,970,779	$75,225,719
Cost of foreign currency	$—	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$217,372,877	$3,527,403,156	$45,944,236	$45,529,689
6,571	478,343	—	—
—	—	27,424	24,669

215,827	8,250,018	134,988	81,394
249,559	33,496	28,853	1,363,308
705,431	16,555,470	362,520	571,164
—	—	—	—
—	—	17,437	1,391
218,550,265	3,552,720,483	46,515,458	47,571,615

—	298,108	—	—

134,622	2,181,485	11,890	17,398
6,373	232,639	524	48
15,316	82,585	9,724	9,629
10,119	61,984	16,421	—
23,196	31,883	21,578	22,985
—	16,425,905	127,098	1,382,995
23,732	1,924,121	41,461	288,050
16,798	36,393	7,298	7,892
230,156	21,275,103	235,994	1,728,997
$218,320,109	$3,531,445,380	$46,279,464	$45,842,618

$179,713,316	$3,301,245,256	$44,419,255	$44,460,087
596,927	50,714,910	786,751	373,633
12,703,698	(108,588,334)	(3,295,213)	(1,318,637)

25,306,168	288,042,827	4,367,928	2,326,955
—	30,721	743	580
$218,320,109	$3,531,445,380	$46,279,464	$45,842,618

$187,226,103	$1,771,857,648	$43,748,135	$45,596,876
12,374,802	97,525,363	4,398,781	4,733,665
$15.13	$18.17	$9.95	$9.63

$31,094,006	$1,125,684,826	$2,531,329	$245,742
2,180,827	61,343,261	254,543	25,499
$14.26	$18.35	$9.94	$9.64

—	$633,902,906	—	—
—	34,929,182	—	—
—	$18.15	—	—
$192,066,709	$3,239,360,329	$41,576,308	$43,202,734
$—	$—	$27,461	$24,658

Semi-Annual Report  59

June 30, 2017	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

ASSETS
Investments in securities, at fair value	$6,748,540,287	$2,464,494
Cash	—	24
Foreign currency, at fair value	22,076,038	1,871
Receivables for:
Dividends	19,814,746	5,767
Investments sold	8,947,121	3,628
Capital stock sold	7,236,836	—
Amount due from Investment Manager (Note 3)	—	18,046
Prepaid expenses	—	15,340
Total assets	6,806,615,028	2,509,170

LIABILITIES
Payables for:
Management fees	4,244,334	—
Accrued distribution fees	279,933	22
Accrued administration fees	138,008	4,971
Accrued custodian fees	287,519	11,971
Accrued professional services	54,566	22,945
Investments purchased	55,301,217	49,566
Capital stock redeemed	10,265,589	—
Other accrued expenses and payables	1,092,536	6,270
Total liabilities	71,663,702	95,745
Net assets	$6,734,951,326	$2,413,425

NET ASSETS
Paid in capital	$6,296,451,016	$2,308,573
Undistributed (distributions in excess of) net investment income (loss)	63,678,268	31,911
Accumulated net realized gain (loss)	(403,053,405)	(119,142)
Net unrealized appreciation (depreciation) on:
Investments	777,895,812	191,961
Foreign currency translations	(20,365)	122
Net assets	$6,734,951,326	$2,413,425

Institutional Shares
Net assets	$5,366,663,066	$2,307,130
Shares of capital stock outstanding*	378,534,907	225,944
Net asset value, offering and redemption price per share	$14.18	$10.21

Open Shares
Net assets	$1,270,661,245	$106,295
Shares of capital stock outstanding*	89,011,998	10,425
Net asset value, offering and redemption price per share	$14.28	$10.20

R6 Shares
Net assets	$97,627,015	—
Shares of capital stock outstanding*	6,881,408	—
Net asset value, offering and redemption price per share	$14.19	—
Cost of investments in securities	$5,969,897,655	$2,272,533
Cost of foreign currency	$22,057,490	$1,878

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$80,243,146	$43,596,757	$18,689,527	$3,108,051
—	—	—	—
12,257	10,850	6,405	2,610

184,253	96,908	29,822	6,877
220,184	362	7,298	—
81,966	156,528	—	10,000
—	—	4,523	17,307
—	—	—	15,340
80,741,806	43,861,405	18,737,575	3,160,185

50,057	14,658	—	—
8,771	123	25	44
10,892	9,615	5,653	4,955
8,469	7,167	12,002	12,603
22,170	23,070	23,022	22,949
182,107	439,611	—	—
2,303,963	7,737	—	—
15,202	6,833	10,027	6,327
2,601,631	508,814	50,729	46,878
$78,140,175	$43,352,591	$18,686,846	$3,113,307

$119,094,090	$37,515,422	$16,376,410	$2,804,819
218,563	180,488	57,094	25,053
(54,038,654)	970,337	124,747	75,441

12,867,931	4,685,366	2,128,489	207,940
(1,755)	978	106	54
$78,140,175	$43,352,591	$18,686,846	$3,113,307

$39,335,497	$42,752,768	$18,555,334	$2,894,050
3,336,264	3,546,875	1,730,007	262,489
$11.79	$12.05	$10.73	$11.03

$38,804,678	$599,823	$131,512	$219,257
3,278,381	49,818	12,280	19,922
$11.84	$12.04	$10.71	$11.01

—	—	—	—
—	—	—	—
—	—	—	—
$67,375,215	$38,911,391	$16,561,038	$2,900,111
$12,245	$10,783	$6,418	$2,619

Semi-Annual Report  61

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2017	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$12,053,759	$778,719

Expenses
Management fees (Note 3)	5,252,594	297,093
Distribution fees (Open Shares)	130,903	1,675
Custodian fees	87,512	35,730
Administration fees	149,421	33,284
Registration fees	41,710	19,898
Professional services	31,225	19,366
Directors’ fees and expenses	27,147	4,088
Shareholders’ reports	25,793	3,692
Shareholders’ services	32,830	21,058
Amortization of offering costs (Note 2(g))	3,654	—
Other†	19,121	4,290
Total gross expenses	5,801,910	440,174
Management fees waived and expenses reimbursed	(7,913)	(119,572)
Administration and shareholders’ services fees waived	(4,050)	—
Total net expenses	5,789,947	320,602
Net investment income (loss)	6,263,812	458,117

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	59,630,800	6,375,037
Foreign currency transactions	—	—
Total net realized gain (loss) on investments and foreign currency transactions	59,630,800	6,375,037
Net change in unrealized appreciation (depreciation) on:
Investments	40,451,218	(127,873)
Foreign currency translations	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	40,451,218	(127,873)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	100,082,018	6,247,164
Net increase (decrease) in net assets resulting from operations	$106,345,830	$6,705,281
* Net of foreign withholding taxes of	$—	$564
† Includes interest on line of credit of	$—	$87

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$1,341,467	$51,756,963	$657,785	$560,011

811,677	11,774,063	145,798	146,628
37,997	1,367,027	2,907	212
38,341	301,527	67,985	35,459
46,440	231,372	28,683	28,167
18,776	114,003	15,816	17,419
20,550	66,418	22,152	19,304
6,391	51,176	3,049	2,813
7,758	47,909	2,635	1,450
14,850	45,763	13,262	12,587
—	—	—	—
5,442	34,007	3,164	3,278
1,008,222	14,033,265	305,451	267,317
—	(7,800)	(97,775)	(94,124)
—	—	—	(1,563)
1,008,222	14,025,465	207,676	171,630
333,245	37,731,498	450,109	388,381

10,015,499	(30,328,178)	78,698	1,051,944
—	1,087,631	208	(5,768)
10,015,499	(29,240,547)	78,906	1,046,176

(1,096,250)	355,528,268	4,787,803	2,043,884
—	83,614	3,842	890

(1,096,250)	355,611,882	4,791,645	2,044,774
8,919,249	326,371,335	4,870,551	3,090,950
$9,252,494	$364,102,833	$5,320,660	$3,479,331
$—	$6,666,649	$83,647	$70,704
$—	$—	$—	$267

Semi-Annual Report  63

For the Six Months Ended June 30, 2017	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Investment Income (Loss)

Income
Dividends*	$93,648,262	$43,465

Expenses
Management fees (Note 3)	25,389,808	7,300
Distribution fees (Open Shares)	1,773,452	125
Custodian fees	805,572	45,912
Administration fees	412,915	25,097
Registration fees	87,107	16,017
Professional services	101,599	19,113
Directors’ fees and expenses	126,894	2,516
Shareholders’ reports	247,730	1,418
Shareholders’ services	98,749	12,410
Other††	82,376	2,712
Total gross expenses	29,126,202	132,620
Management fees waived and expenses reimbursed	(6,495)	(112,980)
Administration fees waived	—	(9,375)
Total net expenses	29,119,707	10,265
Net investment income (loss)	64,528,555	33,200

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments**	48,722,660	74,781
Foreign currency transactions	(1,123,395)	(10)
Total net realized gain (loss) on investments and foreign currency transactions	47,599,265	74,771
Net change in unrealized appreciation (depreciation) on:
Investments†	772,237,009	196,191
Foreign currency translations	500,429	173
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	772,737,438	196,364
Net realized and unrealized gain (loss) on investments and foreign currency transactions	820,336,703	271,135
Net increase (decrease) in net assets resulting from operations	$884,865,258	$304,335
* Net of foreign withholding taxes of	$9,799,655	$4,565
** Net of foreign capital gains taxes of	$526,756	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(746,820)	$—
†† Includes interest on line of credit of	$—	$2

(a) Amount is less than $1.

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$1,054,869	$400,871	$199,382	$39,881

299,739	148,257	76,332	8,585
53,214	706	144	242
50,634	37,058	39,827	44,191
32,788	28,502	26,668	25,158
17,727	22,378	17,419	16,017
20,004	19,437	19,280	19,120
3,953	3,065	2,820	2,528
7,384	1,632	1,679	1,432
14,618	12,769	12,453	12,415
4,072	3,231	2,960	2,706
504,133	277,035	199,582	132,394
—	(81,467)	(91,213)	(111,990)
—	—	(9,375)	(9,375)
504,133	195,568	98,994	11,029
550,736	205,303	100,388	28,852

1,844,508	1,665,386	496,385	147,290
(16,451)	(4,242)	(6,310)	(878)
1,828,057	1,661,144	490,075	146,412

9,977,976	3,107,918	1,448,884	101,680
5,037	1,875	283	67

9,983,013	3,109,793	1,449,167	101,747
11,811,070	4,770,937	1,939,242	248,159
$12,361,806	$4,976,240	$2,039,630	$277,011
$118,427	$25,238	$14,747	$2,595
$33,861	$—	$—	$—
$—	$—	$—	$—
$544	$63	$— (a)	$3

Semi-Annual Report  65

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard		Lazard
	US Equity Concentrated Portfolio		US Strategic Equity Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,263,812	$4,069,419	$458,117	$1,198,234
Net realized gain (loss) on investments and foreign currency transactions	59,630,800	50,690,101	6,375,037	1,463,194
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	40,451,218	29,061,533	(127,873)	7,058,895
Net increase (decrease) in net assets resulting from operations	106,345,830	83,821,053	6,705,281	9,720,323
Distributions to shareholders
From net investment income
Institutional Shares	—	(3,975,998)	—	(580,867)
Open Shares	—	(77,422)	—	(7,216)
R6 Shares	—	(271)	—	(107,962)
From net realized gains
Institutional Shares	—	(53,706,434)	—	(2,332,102)
Open Shares	—	(4,859,175)	—	(38,995)
R6 Shares	—	(5,549)	—	(304,611)
Net decrease in net assets resulting from distributions	—	(62,624,849)	—	(3,371,753)
Capital stock transactions
Net proceeds from sales
Institutional Shares	316,427,476	648,051,424	5,066,137	10,159,922
Open Shares	25,856,977	113,049,439	141,391	261,466
R6 Shares	135,367	142,746	3,041,537	14,880,273
Net proceeds from reinvestment of distributions
Institutional Shares	—	50,279,095	—	2,894,127
Open Shares	—	4,847,186	—	42,191
R6 Shares	—	5,820	—	412,573
Cost of shares redeemed
Institutional Shares	(131,022,034)	(201,827,230)	(11,670,646)	(56,068,764)
Open Shares	(32,823,327)	(129,731,839)	(341,325)	(529,777)
R6 Shares	(17,808)	(3,292)	(6,086,104)	(15,717,221)
Net increase (decrease) in net assets from capital stock transactions	178,556,651	484,813,349	(9,849,010)	(43,665,210)
Redemption fees (Note 2(i))
Institutional Shares	—	5,164	—	50
Open Shares	—	6,929	—	—
R6 Shares	—	—	—	2,728
Net increase in net assets from redemption fees	—	12,093	—	2,778
Total increase (decrease) in net assets	284,902,481	506,021,646	(3,143,729)	(37,313,862)
Net assets at beginning of period	1,336,135,753	830,114,107	86,824,286	124,138,148
Net assets at end of period*	$1,621,038,234	$1,336,135,753	$83,680,557	$86,824,286
* Includes undistributed (distributions in excess of) net investment income (loss) of	$6,270,969	$7,157	$881,463	$423,346
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	86,904,349	51,761,468	6,202,475	10,051,583
Shares sold	21,177,041	45,788,066	411,785	929,872
Shares issued to shareholders from reinvestment of distributions	—	3,511,078	—	252,311
Shares redeemed	(8,786,395)	(14,156,263)	(949,930)	(5,031,291)
Net increase (decrease)	12,390,646	35,142,881	(538,145)	(3,849,108)
Shares outstanding at end of period	99,294,995	86,904,349	5,664,330	6,202,475
Open Shares
Shares outstanding at beginning of period	7,411,857	8,216,877	117,822	139,487
Shares sold	1,721,951	7,944,326	11,382	23,584
Shares issued to shareholders from reinvestment of distributions	—	336,287	—	3,675
Shares redeemed	(2,206,043)	(9,085,633)	(27,630)	(48,924)
Net increase (decrease)	(484,092)	(805,020)	(16,248)	(21,665)
Shares outstanding at end of period	6,927,765	7,411,857	101,574	117,822
R6 Shares†
Shares outstanding at beginning of period	9,872	—	1,143,030	1,127,410
Shares sold	8,990	9,686	248,898	1,332,054
Shares issued to shareholders from reinvestment of distributions	—	408	—	35,909
Shares redeemed	(1,189)	(222)	(491,048)	(1,352,343)
Net increase (decrease)	7,801	9,872	(242,150)	15,620
Shares outstanding at end of period	17,673	9,872	900,880	1,143,030

† The inception date for the US Equity Concentrated Portfolio R6 Shares was November 15, 2016.

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard		Lazard		Lazard
US Small-Mid Cap Equity Portfolio		International Equity Portfolio		International Equity Select Portfolio
Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

$333,245	$1,576,332	$37,731,498	$22,637,381	$450,109	$341,580

10,015,499	4,381,638	(29,240,547)	(65,141,894)	78,906	(1,388,258)

(1,096,250)	24,964,850	355,611,882	(58,887,120)	4,791,645	1,010,846

9,252,494	30,922,820	364,102,833	(101,391,633)	5,320,660	(35,832)

—	(1,149,160)	—	(14,872,435)	—	(271,128)
—	(115,498)	—	(2,352,852)	—	(17,608)
—	—	—	(737,825)	—	—

—	(4,257,321)	—	—	—	—
—	(822,383)	—	—	—	—
—	—	—	—	—	—
—	(6,344,362)	—	(17,963,112)	—	(288,736)

17,129,135	23,332,262	350,268,245	1,204,761,178	17,630,059	24,235,519
7,901,132	6,849,779	69,209,014	1,131,071,739	284,557	560,888
—	—	558,786,207	86,088,875	—	—

—	5,343,272	—	12,229,814	—	255,048
—	912,339	—	2,260,647	—	15,433
—	—	—	737,825	—	—

(27,520,574)	(30,998,353)	(279,627,841)	(369,261,739)	(7,182,217)	(14,669,520)
(8,367,508)	(18,104,639)	(141,871,214)	(96,445,823)	(164,585)	(622,873)
—	—	(53,542,318)	(53,911,312)	—	—

(10,857,815)	(12,665,340)	503,222,093	1,917,531,204	10,567,814	9,774,495

—	460	—	63,133	—	—
—	38	—	944	—	—
—	—	—	—	—	—
—	498	—	64,077	—	—
(1,605,321)	11,913,616	867,324,926	1,798,240,536	15,888,474	9,449,927
219,925,430	208,011,814	2,664,120,454	865,879,918	30,390,990	20,941,063
$218,320,109	$219,925,430	$3,531,445,380	$2,664,120,454	$46,279,464	$30,390,990

$596,927	$263,682	$50,714,910	$12,983,412	$786,751	$336,642

13,078,287	13,311,013	93,319,210	43,106,382	3,271,065	2,131,138
1,171,836	1,743,526	20,509,865	71,824,648	1,906,363	2,779,499

—	387,630	—	734,086	—	27,874
(1,875,321)	(2,363,882)	(16,303,712)	(22,345,906)	(778,647)	(1,667,446)
(703,485)	(232,726)	4,206,153	50,212,828	1,127,716	1,139,927
12,374,802	13,078,287	97,525,363	93,319,210	4,398,781	3,271,065

2,217,138	3,031,413	65,536,029	4,657,031	241,443	247,708
571,396	586,680	3,994,194	66,560,474	30,469	62,488

—	70,763	—	137,545	—	1,681
(607,707)	(1,471,718)	(8,186,962)	(5,819,021)	(17,369)	(70,434)
(36,311)	(814,275)	(4,192,768)	60,878,998	13,100	(6,265)
2,180,827	2,217,138	61,343,261	65,536,029	254,543	241,443

		4,890,072	2,893,076
		33,078,037	5,181,473

		—	44,477
		(3,038,927)	(3,228,954)
		30,039,110	1,996,996
		34,929,182	4,890,072

Semi-Annual Report  67

	Lazard		Lazard
	International Equity Concentrated Portfolio		International Strategic Equity Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$388,381	$249,318	$64,528,555	$109,937,652
Net realized gain (loss) on investments and foreign currency transactions	1,046,176	(1,202,461)	47,599,265	(438,445,742)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,044,774	1,612,385	772,737,438	(15,477,415)
Net increase (decrease) in net assets resulting from operations	3,479,331	659,242	884,865,258	(343,985,505)
Distributions to shareholders
From net investment income
Institutional Shares	—	(234,534)	—	(81,630,952)
Open Shares	—	(1,274)	—	(21,194,078)
R6 Shares	—	—	—	(1,469,761)
Net decrease in net assets resulting from distributions	—	(235,808)	—	(104,294,791)
Capital stock transactions
Net proceeds from sales
Institutional Shares	30,205,611	3,211,678	612,748,065	2,006,165,324
Open Shares	145,874	245,140	144,869,809	679,135,635
R6 Shares	—	—	17,063,608	30,965,801
Net proceeds from reinvestment of distributions
Institutional Shares	—	215,511	—	75,605,509
Open Shares	—	1,274	—	19,612,912
R6 Shares	—	—	—	1,469,761
Cost of shares redeemed
Institutional Shares	(3,544,555)	(2,124,011)	(1,049,192,762)	(1,560,801,074)
Open Shares	(30,573)	(193,637)	(648,844,268)	(778,981,579)
R6 Shares	—	—	(28,215,639)	(2,475,164)
Net increase (decrease) in net assets from capital stock transactions	26,776,357	1,355,955	(951,571,187)	470,697,125
Redemption fees (Note 2(i))
Institutional Shares	—	—	—	13,027
Open Shares	—	—	—	8,823
R6 Shares	—	—	—	57
Net increase in net assets from redemption fees	—	—	—	21,907
Total increase (decrease) in net assets	30,255,688	1,779,389	(66,705,929)	22,438,736
Net assets at beginning of period	15,586,930	13,807,541	6,801,657,255	6,779,218,519
Net assets at end of period*	$45,842,618	$15,586,930	$6,734,951,326	$6,801,657,255
* Includes undistributed (distributions in excess of) net investment income (loss) of	$373,633	$(14,748)	$63,678,268	$(850,287)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,811,118	1,663,050	410,970,431	369,311,964
Shares sold	3,311,573	371,671	46,506,050	156,620,760
Shares issued to shareholders from reinvestment of distributions	—	25,215	—	6,121,904
Shares redeemed	(389,026)	(248,818)	(78,941,574)	(121,084,197)
Net increase (decrease)	2,922,547	148,068	(32,435,524)	41,658,467
Shares outstanding at end of period	4,733,665	1,811,118	378,534,907	410,970,431
Open Shares
Shares outstanding at beginning of period	13,327	6,633	126,809,001	132,713,560
Shares sold	15,480	28,536	10,962,146	52,488,760
Shares issued to shareholders from reinvestment of distributions	—	148	—	1,575,334
Shares redeemed	(3,308)	(21,990)	(48,759,149)	(59,968,653)
Net increase (decrease)	12,172	6,694	(37,797,003)	(5,904,559)
Shares outstanding at end of period	25,499	13,327	89,011,998	126,809,001
R6 Shares
Shares outstanding at beginning of period			7,730,925	5,423,697
Shares sold			1,317,772	2,381,602
Shares issued to shareholders from reinvestment of distributions			—	118,913
Shares redeemed			(2,167,289)	(193,287)
Net increase (decrease)			(849,517)	2,307,228
Shares outstanding at end of period			6,881,408	7,730,925

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard		Lazard		Lazard
International Equity Advantage Portfolio		International Small Cap Equity Portfolio		Global Equity Select Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2017	December 31,	June 30, 2017	December 31,	June 30, 2017	December 31,
(unaudited)	2016	(unaudited)	2016	(unaudited)	2016

$33,200	$39,193	$550,736	$1,027,731	$205,303	$221,153

74,771	(126,778)	1,828,057	5,996,814	1,661,144	(503,384)

196,364	71,344	9,983,013	(11,397,041)	3,109,793	991,906

304,335	(16,241)	12,361,806	(4,372,496)	4,976,240	709,675

—	(41,907)	—	(1,048,895)	—	(217,396)
—	(1,729)	—	(1,179,813)	—	(2,104)
—	—	—	—	—	—
—	(43,636)	—	(2,228,708)	—	(219,500)

50,001	239,880	2,342,149	16,105,190	12,482,792	17,081,975
—	15,158	2,841,290	17,033,388	24,458	297,481
—	—	—	—	—	—

—	41,907	—	1,017,106	—	217,396
—	1,729	—	1,157,576	—	2,104
—	—	—	—	—	—

(2,395)	(52,500)	(5,837,188)	(28,945,249)	(5,827,992)	(7,216,304)
—	(14,598)	(15,140,095)	(25,799,541)	(14,796)	(75,343)
—	—	—	—	—	—

47,606	231,576	(15,793,844)	(19,431,530)	6,664,462	10,307,309

—	—	—	—	—	1
—	—	—	996	—	—
—	—	—	—	—	—
—	—	—	996	—	1
351,941	171,699	(3,432,038)	(26,031,738)	11,640,702	10,797,485
2,061,484	1,889,785	81,572,213	107,603,951	31,711,889	20,914,404
$2,413,425	$2,061,484	$78,140,175	$81,572,213	$43,352,591	$31,711,889

$31,911	$(1,289)	$218,563	$(332,173)	$180,488	$(24,815)

221,034	195,042	3,668,073	4,752,936	2,962,172	1,996,624
5,171	27,098	213,619	1,520,476	1,095,344	1,640,702

—	4,708	—	98,839	—	20,606
(261)	(5,814)	(545,428)	(2,704,178)	(510,641)	(695,760)
4,910	25,992	(331,809)	(1,084,863)	584,703	965,548
225,944	221,034	3,336,264	3,668,073	3,546,875	2,962,172

10,425	10,120	4,385,394	5,102,884	48,903	28,081
—	1,803	263,429	1,633,512	2,167	27,605

—	194	—	111,443	—	199
—	(1,692)	(1,370,442)	(2,462,445)	(1,252)	(6,982)
—	305	(1,107,013)	(717,490)	915	20,822
10,425	10,425	3,278,381	4,385,394	49,818	48,903

Semi-Annual Report  69

	Lazard		Lazard
	Global Strategic Equity Portfolio		Managed Equity Volatility Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(unaudited)	2016	(unaudited)	2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$100,388	$142,460	$28,852	$45,582
Net realized gain (loss) on investments and foreign currency transactions	490,075	(68,902)	146,412	(728)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,449,167	603,405	101,747	115,621
Net increase (decrease) in net assets resulting from operations	2,039,630	676,963	277,011	160,475
Distributions to shareholders
From net investment income
Institutional Shares	—	(133,667)	—	(52,264)
Open Shares	—	(430)	—	(3,182)
Net decrease in net assets resulting from distributions	—	(134,097)	—	(55,446)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,001	11,474,782	207,579	136,000
Open Shares	16,042	15,705	28,829	36,078
Net proceeds from reinvestment of distributions
Institutional Shares	—	133,667	—	52,264
Open Shares	—	430	—	3,182
Cost of shares redeemed
Institutional Shares	(3,288,429)	(1,590,553)	(2,998)	(60,203)
Open Shares	(11,481)	(15,138)	—	(50,836)
Net increase (decrease) in net assets from capital stock transactions	(3,282,867)	10,018,893	233,410	116,485
Total increase (decrease) in net assets	(1,243,237)	10,561,759	510,421	221,514
Net assets at beginning of period	19,930,083	9,368,324	2,602,886	2,381,372
Net assets at end of period*	$18,686,846	$19,930,083	$3,113,307	$2,602,886
* Includes undistributed (distributions in excess of) net investment income (loss) of	$57,094	$(43,294)	$25,053	$(3,799)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	2,065,337	957,062	243,326	229,926
Shares sold	99	1,261,153	19,459	14,243
Shares issued to shareholders from reinvestment of distributions	—	13,961	—	5,204
Shares redeemed	(335,429)	(166,839)	(296)	(6,047)
Net increase (decrease)	(335,330)	1,108,275	19,163	13,400
Shares outstanding at end of period	1,730,007	2,065,337	262,489	243,326
Open Shares
Shares outstanding at beginning of period	11,910	11,796	17,240	18,287
Shares sold	1,514	1,598	2,682	3,594
Shares issued to shareholders from reinvestment of distributions	—	45	—	317
Shares redeemed	(1,144)	(1,529)	—	(4,958)
Net increase (decrease)	370	114	2,682	(1,047)
Shares outstanding at end of period	12,280	11,910	19,922	17,240

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$14.16	$13.83		$13.41	$12.59	$10.71	$9.24
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.06	^	0.05	0.11	0.14	0.20
Net realized and unrealized gain (loss)	1.03	0.97		0.88	2.23	3.02	1.37
Total from investment operations	1.09	1.03		0.93	2.34	3.16	1.57
Less distributions from:
Net investment income	—	(0.05)		(0.04)	(0.09)	(0.14)	(0.10)
Net realized gains	—	(0.65)		(0.47)	(1.43)	(1.14)	—
Total distributions	—	(0.70)		(0.51)	(1.52)	(1.28)	(0.10)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.25	$14.16		$13.83	$13.41	$12.59	$10.71
Total Return (c)	7.70%	7.37	%^	7.00%	18.88%	29.59%	16.83%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,514,553	$1,230,377		$715,766	$331,074	$228,478	$121,379
Ratios to average net assets (d):
Net expenses	0.75%	0.77	%^	0.79%	0.81%	0.85%	0.93%
Gross expenses	0.75%	0.77%		0.79%	0.81%	0.85%	1.28%
Net investment income (loss)	0.85%	0.39	%^	0.36%	0.79%	1.16%	1.94%
Portfolio turnover rate	42%	84%		74%	63%	108%	116%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$14.25	$13.92		$13.50	$12.68	$10.77	$9.30
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.02	^	0.01	0.05	0.09	0.15
Net realized and unrealized gain (loss)	1.04	0.97		0.88	2.23	3.04	1.39
Total from investment operations	1.08	0.99		0.89	2.28	3.13	1.54
Less distributions from:
Net investment income	—	(0.01)		— (b)	(0.03)	(0.08)	(0.07)
Net realized gains	—	(0.65)		(0.47)	(1.43)	(1.14)	—
Total distributions	—	(0.66)		(0.47)	(1.46)	(1.22)	(0.07)
Redemption fees	—	—	(b)	— (b)	— (b)	—	— (b)
Net asset value, end of period	$15.33	$14.25		$13.92	$13.50	$12.68	$10.77
Total Return (c)	7.58%	7.06	%^	6.67%	18.28%	29.21%	16.51%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,216	$105,619		$114,348	$8,011	$2,181	$691
Ratios to average net assets (d):
Net expenses	1.02%	1.03	%^	1.07%	1.25%	1.25%	1.19%
Gross expenses	1.02%	1.03%		1.07%	1.46%	1.87%	4.84%
Net investment income (loss)	0.59%	0.17	%^	0.08%	0.37%	0.74%	1.51%
Portfolio turnover rate	42%	84%		74%	63%	108%	116%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

	Six Months	For the Period
Selected data for a share of capital	Ended	11/15/16* to
stock outstanding throughout each period	6/30/17†	12/31/16
R6 Shares
Net asset value, beginning of period	$14.18	$14.77
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	—	(b)^
Net realized and unrealized gain (loss)	1.04	0.03
Total from investment operations	1.10	0.03
Less distributions from:
Net investment income	—	(0.03)
Net realized gains	—	(0.59)
Total distributions	—	(0.62)
Net asset value, end of period	$15.28	$14.18
Total Return (c)	7.76%	0.17	%^
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$270	$140
Ratios to average net assets (d):
Net expenses	0.78%	0.77	%^
Gross expenses	12.83%	15.38%
Net investment income (loss)	0.84%	0.19	%^
Portfolio turnover rate	42%	84%

*	The inception date for the R6 Shares was November 15, 2016.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

LAZARD US STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$11.63	$10.97	$12.43	$12.49	$10.11	$9.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.12	0.09	0.14	0.14	0.14
Net realized and unrealized gain (loss)	0.85	0.94	(0.69)	1.73	2.72	1.17
Total from investment operations	0.92	1.06	(0.60)	1.87	2.86	1.31
Less distributions from:
Net investment income	—	(0.10)	(0.10)	(0.13)	(0.15)	(0.23)
Net realized gains	—	(0.30)	(0.76)	(1.80)	(0.33)	—
Total distributions	—	(0.40)	(0.86)	(1.93)	(0.48)	(0.23)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$12.55	$11.63	$10.97	$12.43	$12.49	$10.11
Total Return (c)	7.91%	9.70%	–4.75%	15.04%	28.38%	14.56%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,093	$72,151	$110,243	$119,941	$116,323	$75,327
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.01%	0.94%	0.90%	0.90%	0.93%	0.99%
Net investment income (loss)	1.08%	1.08%	0.77%	1.05%	1.21%	1.40%
Portfolio turnover rate	34%	68%	75%	69%	71%	60%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$11.68	$11.01	$12.48	$12.53	$10.14	$9.04
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.09	0.06	0.10	0.11	0.11
Net realized and unrealized gain (loss)	0.85	0.94	(0.71)	1.74	2.73	1.16
Total from investment operations	0.90	1.03	(0.65)	1.84	2.84	1.27
Less distributions from:
Net investment income	—	(0.06)	(0.06)	(0.09)	(0.12)	(0.17)
Net realized gains	—	(0.30)	(0.76)	(1.80)	(0.33)	—
Total distributions	—	(0.36)	(0.82)	(1.89)	(0.45)	(0.17)
Net asset value, end of period	$12.58	$11.68	$11.01	$12.48	$12.53	$10.14
Total Return (c)	7.71%	9.46%	–5.11%	14.77%	28.04%	14.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,278	$1,376	$1,536	$6,833	$7,650	$8,401
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.19%	2.13%	1.51%	1.31%	1.33%	1.37%
Net investment income (loss)	0.78%	0.80%	0.50%	0.75%	0.95%	1.10%
Portfolio turnover rate	34%	68%	75%	69%	71%	60%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		5/19/14* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14
R6 Shares
Net asset value, beginning of period	$11.63	$10.96	$12.43	$12.81
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.14	0.10	0.09
Net realized and unrealized gain (loss)	0.85	0.93	(0.71)	1.47
Total from investment operations	0.92	1.07	(0.61)	1.56
Less distributions from:
Net investment income	—	(0.10)	(0.10)	(0.14)
Net realized gains	—	(0.30)	(0.76)	(1.80)
Total distributions	—	(0.40)	(0.86)	(1.94)
Redemption fees	—	— (b)	— (b)	— (b)
Net asset value, end of period	$12.55	$11.63	$10.96	$12.43
Total Return (c)	7.91%	9.81%	–4.78%	12.23%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,310	$13,297	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.75%	0.74%	0.70%	0.70%
Gross expenses	1.09%	1.02%	1.00%	1.06%
Net investment income (loss)	1.11%	1.27%	0.82%	1.14%
Portfolio turnover rate	34%	68%	75%	69%

*	The inception date for the R6 Shares was May 19, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$14.50	$12.86		$14.05	$15.97	$13.29	$11.82
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.11	^	0.02	0.03	0.01	0.05
Net realized and unrealized gain (loss)	0.60	1.96		(0.34)	1.74	4.70	1.77
Total from investment operations	0.63	2.07		(0.32)	1.77	4.71	1.82
Less distributions from:
Net investment income	—	(0.09)		— (b)	(0.01)	(0.01)	(0.02)
Net realized gains	—	(0.34)		(0.87)	(3.68)	(2.02)	(0.33)
Total distributions	—	(0.43)		(0.87)	(3.69)	(2.03)	(0.35)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.13	$14.50		$12.86	$14.05	$15.97	$13.29
Total Return (c)	4.34%	16.28	%^	–2.14%	11.39%	35.81%	15.45%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$187,226	$189,593		$171,152	$157,742	$353,565	$289,855
Ratios to average net assets (d):
Net expenses	0.89%	0.86	%^	0.91%	0.86%	0.86%	0.88%
Gross expenses	0.89%	0.90%		0.91%	0.86%	0.86%	0.88%
Net investment income (loss)	0.35%	0.84	%^	0.13%	0.17%	0.06%	0.41%
Portfolio turnover rate	44%	91%		91%	91%	101%	92%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$13.68	$12.16		$13.38	$15.41	$12.92	$11.52
Income (loss) from investment operations:
Net investment income (loss) (a)	— (b)	0.06	^	(0.02)	(0.02)	(0.04)	— (b)
Net realized and unrealized gain (loss)	0.58	1.85		(0.33)	1.67	4.56	1.73
Total from investment operations	0.58	1.91		(0.35)	1.65	4.52	1.73
Less distributions from:
Net investment income	—	(0.05)		— (b)	—	(0.01)	—
Net realized gains	—	(0.34)		(0.87)	(3.68)	(2.02)	(0.33)
Total distributions	—	(0.39)		(0.87)	(3.68)	(2.03)	(0.33)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.26	$13.68		$12.16	$13.38	$15.41	$12.92
Total Return (c)	4.24%	15.92	%^	–2.47%	11.01%	35.47%	14.97%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,094	$30,332		$36,860	$15,851	$14,665	$15,984
Ratios to average net assets (d):
Net expenses	1.18%	1.16	%^	1.20%	1.20%	1.20%	1.21%
Gross expenses	1.18%	1.20%		1.20%	1.20%	1.20%	1.21%
Net investment income (loss)	0.06%	0.51	%^	–0.13%	–0.15%	–0.27%	0.01%
Portfolio turnover rate	44%	91%		91%	91%	101%	92%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$16.20	$17.08	$16.93	$17.85	$14.78	$12.49
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.27 ^	0.27	0.26	0.23	0.25
Net realized and unrealized gain (loss)	1.76	(0.98)	—	(1.02)	2.85	2.56
Total from investment operations	1.97	(0.71)	0.27	(0.76)	3.08	2.81
Less distributions from:
Net investment income	—	(0.17)	(0.12)	(0.16)	(0.01)	(0.52)
Total distributions	—	(0.17)	(0.12)	(0.16)	(0.01)	(0.52)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$18.17	$16.20	$17.08	$16.93	$17.85	$14.78
Total Return (c)	12.16%	–4.18%^	1.62%	–4.29%	20.84%	22.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,771,858	$1,511,516	$736,272	$378,488	$185,199	$109,088
Ratios to average net assets (d):
Net expenses	0.81%	0.82%^	0.86%	0.90%	0.95%	1.02%
Gross expenses	0.81%	0.84%	0.87%	0.90%	0.95%	1.02%
Net investment income (loss)	2.42%	1.62%^	1.50%	1.46%	1.42%	1.85%
Portfolio turnover rate	19%	25%	30%	36%	43%	48%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$16.38	$17.23	$17.07	$18.00	$14.94	$12.59
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.13 ^	0.23	0.27	0.19	0.21
Net realized and unrealized gain (loss)	1.79	(0.90)	—	(1.09)	2.88	2.57
Total from investment operations	1.97	(0.77)	0.23	(0.82)	3.07	2.78
Less distributions from:
Net investment income	—	(0.08)	(0.07)	(0.11)	(0.01)	(0.43)
Total distributions	—	(0.08)	(0.07)	(0.11)	(0.01)	(0.43)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$18.35	$16.38	$17.23	$17.07	$18.00	$14.94
Total Return (c)	12.03%	–4.46%^	1.36%	–4.57%	20.55%	22.30%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,125,685	$1,073,486	$80,221	$57,350	$42,370	$25,610
Ratios to average net assets (d):
Net expenses	1.06%	1.07%^	1.14%	1.17%	1.23%	1.32%
Gross expenses	1.06%	1.10%	1.14%	1.17%	1.23%	1.32%
Net investment income (loss)	2.14%	0.80%^	1.29%	1.49%	1.18%	1.49%
Portfolio turnover rate	19%	25%	30%	36%	43%	48%

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	4/1/15* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15
R6 Shares
Net asset value, beginning of period	$16.18	$17.07	$17.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.31 ^	0.21
Net realized and unrealized gain (loss)	1.71	(1.02)	(0.95)
Total from investment operations	1.97	(0.71)	(0.74)
Less distributions from:
Net investment income	—	(0.18)	(0.13)
Total distributions	—	(0.18)	(0.13)
Net asset value, end of period	$18.15	$16.18	$17.07
Total Return (c)	12.18%	–4.17%^	–4.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$633,903	$79,119	$49,387
Ratios to average net assets (d):
Net expenses	0.80%	0.80%^	0.80%
Gross expenses	0.81%	0.86%	0.92%
Net investment income (loss)	3.05%	1.88%^	1.55%
Portfolio turnover rate	19%	25%	30%

*	The inception date for the R6 Shares was April 1, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$8.65	$8.80	$9.24	$9.76	$8.51	$7.18
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.12	0.12	0.15	0.12	0.12
Net realized and unrealized gain (loss)	1.19	(0.17)	(0.46)	(0.58)	1.15	1.43
Total from investment operations	1.30	(0.05)	(0.34)	(0.43)	1.27	1.55
Less distributions from:
Net investment income	—	(0.10)	(0.10)	(0.11)	(0.02)	(0.22)
Total distributions	—	(0.10)	(0.10)	(0.11)	(0.02)	(0.22)
Redemption fees	—	—	— (b)	0.02	— (b)	— (b)
Net asset value, end of period	$9.95	$8.65	$8.80	$9.24	$9.76	$8.51
Total Return (c)	15.03%	–0.63%	–3.63%	–4.29%	14.93%	21.59%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,748	$28,299	$18,757	$12,749	$19,212	$7,571
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.06%	1.15%	1.15%	1.15%
Gross expenses	1.53%	1.79%	2.13%	2.10%	2.45%	4.17%
Net investment income (loss)	2.34%	1.36%	1.25%	1.54%	1.33%	1.55%
Portfolio turnover rate	20%	42%	51%	80%	36%	46%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$8.66	$8.82	$9.25	$9.79	$8.57	$7.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.10	0.11	0.11	0.10	0.12
Net realized and unrealized gain (loss)	1.19	(0.19)	(0.47)	(0.57)	1.14	1.42
Total from investment operations	1.28	(0.09)	(0.36)	(0.46)	1.24	1.54
Less distributions from:
Net investment income	—	(0.07)	(0.07)	(0.08)	(0.02)	(0.17)
Total distributions	—	(0.07)	(0.07)	(0.08)	(0.02)	(0.17)
Redemption fees	—	—	—	— (b)	—	— (b)
Net asset value, end of period	$9.94	$8.66	$8.82	$9.25	$9.79	$8.57
Total Return (c)	14.78%	–1.03%	–3.85%	–4.76%	14.48%	21.23%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,531	$2,092	$2,184	$3,048	$3,444	$2,888
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.37%	1.45%	1.45%	1.45%
Gross expenses	2.29%	2.59%	2.75%	2.70%	3.03%	4.77%
Net investment income (loss)	1.96%	1.13%	1.15%	1.11%	1.08%	1.55%
Portfolio turnover rate	20%	42%	51%	80%	36%	46%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		8/29/14* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$8.54	$8.27	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.14	0.10	(0.01)
Net realized and unrealized gain (loss)	0.98	0.25	(1.25)	(0.45)
Total from investment operations	1.09	0.39	(1.15)	(0.46)
Less distributions from:
Net investment income	—	(0.12)	(0.11)	(0.01)
Net realized gains	—	—	—	— (b)
Total distributions	—	(0.12)	(0.11)	(0.01)
Redemption fees	—	—	— (b)	—
Net asset value, end of period	$9.63	$8.54	$8.27	$9.53
Total Return (c)	12.76%	4.74%	–12.06%	–4.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,597	$15,473	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.06%	1.15%
Gross expenses	1.60%	2.29%	2.96%	7.40%
Net investment income (loss)	2.39%	1.64%	1.13%	–0.41%
Portfolio turnover rate	53%	92%	91%	45%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		8/29/14* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$8.56	$8.29	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.06	(0.02)
Net realized and unrealized gain (loss)	1.00	0.26	(1.22)	(0.45)
Total from investment operations	1.08	0.37	(1.16)	(0.47)
Less distributions from:
Net investment income	—	(0.10)	(0.08)	—
Net realized gains	—	—	—	— (b)
Total distributions	—	(0.10)	(0.08)	— (b)
Redemption fees	—	—	— (b)	—
Net asset value, end of period	$9.64	$8.56	$8.29	$9.53
Total Return (c)	12.62%	4.41%	–12.18%	–4.66%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$246	$114	$55	$559
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.39%	1.45%
Gross expenses	9.13%	11.98%	9.93%	12.39%
Net investment income (loss)	1.85%	1.32%	0.60%	–0.55%
Portfolio turnover rate	53%	92%	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$12.44	$13.33	$13.72	$14.46	$11.71	$9.46
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.20 ^	0.16	0.19	0.14	0.15
Net realized and unrealized gain (loss)	1.61	(0.89)	(0.40)	(0.39)	2.79	2.21
Total from investment operations	1.74	(0.69)	(0.24)	(0.20)	2.93	2.36
Less distributions from:
Net investment income	—	(0.20)	(0.14)	(0.16)	(0.10)	(0.11)
Net realized gains	—	—	(0.01)	(0.38)	(0.08)	—
Total distributions	—	(0.20)	(0.15)	(0.54)	(0.18)	(0.11)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.18	$12.44	$13.33	$13.72	$14.46	$11.71
Total Return (c)	13.99%	–5.17%^	–1.70%	–1.48%	25.02%	25.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,366,663	$5,114,357	$4,923,328	$3,727,391	$2,354,068	$893,610
Ratios to average net assets (d):
Net expenses	0.81%	0.81%^	0.82%	0.84%	0.86%	0.86%
Gross expenses	0.81%	0.81%	0.82%	0.84%	0.86%	0.86%
Net investment income (loss)	1.98%	1.56%^	1.15%	1.28%	1.02%	1.45%
Portfolio turnover rate	28%	47%	37%	33%	42%	52%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$12.55	$13.44	$13.82	$14.57	$11.80	$9.53
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.18 ^	0.13	0.16	0.10	0.09
Net realized and unrealized gain (loss)	1.62	(0.90)	(0.40)	(0.41)	2.82	2.26
Total from investment operations	1.73	(0.72)	(0.27)	(0.25)	2.92	2.35
Less distributions from:
Net investment income	—	(0.17)	(0.10)	(0.12)	(0.07)	(0.08)
Net realized gains	—	—	(0.01)	(0.38)	(0.08)	—
Total distributions	—	(0.17)	(0.11)	(0.50)	(0.15)	(0.08)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.28	$12.55	$13.44	$13.82	$14.57	$11.80
Total Return (c)	13.78%	–5.37%^	–1.89%	–1.78%	24.73%	24.74%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,270,661	$1,591,016	$1,783,529	$1,574,106	$868,730	$315,811
Ratios to average net assets (d):
Net expenses	1.06%	1.06%^	1.08%	1.09%	1.10%	1.13%
Gross expenses	1.06%	1.06%	1.08%	1.09%	1.10%	1.13%
Net investment income (loss)	1.62%	1.34%^	0.94%	1.06%	0.78%	0.87%
Portfolio turnover rate	28%	47%	37%	33%	42%	52%

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	1/19/15* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15
R6 Shares
Net asset value, beginning of period	$12.45	$13.34	$13.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.19 ^	(0.03)
Net realized and unrealized gain (loss)	1.62	(0.88)	(0.21)
Total from investment operations	1.74	(0.69)	(0.24)
Less distributions from:
Net investment income	—	(0.20)	(0.11)
Net realized gains	—	—	(0.01)
Total distributions	—	(0.20)	(0.12)
Redemption fees	—	— (b)	—
Net asset value, end of period	$14.19	$12.45	$13.34
Total Return (c)	13.98%	–5.17%^	–1.73%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$97,627	$96,284	$72,362
Ratios to average net assets (d):
Net expenses	0.81%	0.81%^	1.03%
Gross expenses	0.82%	0.82%	1.09%
Net investment income (loss)	1.89%	1.46%^	–0.22%
Portfolio turnover rate	28%	47%	37%

*	The inception date for the R6 Shares was January 19, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	5/29/15* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$8.91	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.18	0.04
Net realized and unrealized gain (loss)	1.16	(0.28)	(0.70)
Total from investment operations	1.30	(0.10)	(0.66)
Less distributions from:
Net investment income	—	(0.20)	(0.13)
Total distributions	—	(0.20)	(0.13)
Net asset value, end of period	$10.21	$8.91	$9.21
Total Return (b)	14.59%	–1.13%	–6.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,307	$1,969	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	11.27%	13.12%	14.93%
Net investment income (loss)	2.97%	2.08%	0.77%
Portfolio turnover rate	48%	92%	58%

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	5/29/15* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$8.91	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.15	0.03
Net realized and unrealized gain (loss)	1.16	(0.28)	(0.71)
Total from investment operations	1.29	(0.13)	(0.68)
Less distributions from:
Net investment income	—	(0.17)	(0.11)
Total distributions	—	(0.17)	(0.11)
Net asset value, end of period	$10.20	$8.91	$9.21
Total Return (b)	14.48%	–1.42%	–6.80%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106	$93	$93
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.20%
Gross expenses	23.34%	25.85%	30.10%
Net investment income (loss)	2.65%	1.74%	0.47%
Portfolio turnover rate	48%	92%	58%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$10.10	$10.90	$10.01	$10.54	$8.12	$6.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.12 ^	0.10	0.12	0.11	0.11
Net realized and unrealized gain (loss)	1.61	(0.62)	0.87	(0.40)	2.34	1.40
Total from investment operations	1.69	(0.50)	0.97	(0.28)	2.45	1.51
Less distributions from:
Net investment income	—	(0.30)	(0.08)	(0.25)	(0.03)	(0.23)
Total distributions	—	(0.30)	(0.08)	(0.25)	(0.03)	(0.23)
Redemption fees	—	—	— (b)	— (b)	—	— (b)
Net asset value, end of period	$11.79	$10.10	$10.90	$10.01	$10.54	$8.12
Total Return (c)	16.73%	–4.64%^	9.71%	–2.77%	30.20%	22.28%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,335	$37,049	$51,828	$46,329	$51,508	$45,360
Ratios to average net assets (d):
Net expenses	1.13%	0.96%^	1.11%	1.13%	1.13%	1.13%
Gross expenses	1.13%	1.06%	1.11%	1.15%	1.19%	1.18%
Net investment income (loss)	1.54%	1.14%^	0.91%	1.13%	1.15%	1.40%
Portfolio turnover rate	21%	63%	48%	48%	58%	48%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$10.15	$10.93	$10.03	$10.56	$8.17	$6.86
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.10 ^	0.07	0.09	0.08	0.08
Net realized and unrealized gain (loss)	1.62	(0.63)	0.88	(0.40)	2.34	1.41
Total from investment operations	1.69	(0.53)	0.95	(0.31)	2.42	1.49
Less distributions from:
Net investment income	—	(0.25)	(0.05)	(0.22)	(0.03)	(0.18)
Total distributions	—	(0.25)	(0.05)	(0.22)	(0.03)	(0.18)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.84	$10.15	$10.93	$10.03	$10.56	$8.17
Total Return (c)	16.65%	–4.92%^	9.49%	–3.05%	29.65%	21.96%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,805	$44,523	$55,776	$19,994	$19,639	$17,669
Ratios to average net assets (d):
Net expenses	1.38%	1.21%^	1.38%	1.43%	1.43%	1.43%
Gross expenses	1.38%	1.30%	1.38%	1.44%	1.48%	1.48%
Net investment income (loss)	1.23%	0.91%^	0.63%	0.85%	0.85%	1.08%
Portfolio turnover rate	21%	63%	48%	48%	58%	48%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

	Six Months				For the
Selected data for a share of capital	Ended	Year Ended			Period
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13*
Institutional Shares
Net asset value, beginning of period	$10.53	$10.33	$10.32	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.09	0.04	0.07	—
Net realized and unrealized gain (loss)	1.46	0.18	0.01	0.29	0.02
Total from investment operations	1.52	0.27	0.05	0.36	0.02
Less distributions from:
Net investment income	—	(0.07)	(0.04)	(0.06)	—
Total distributions	—	(0.07)	(0.04)	(0.06)	—
Redemption fees	—	— (b)	— (b)	— (b)	—
Net asset value, end of period	$12.05	$10.53	$10.33	$10.32	$10.02
Total Return (c)	14.43%	2.66%	0.46%	3.84%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,753	$31,197	$20,624	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.05%	1.07%	1.10%	1.10%	0.00%
Gross expenses	1.46%	1.75%	2.27%	4.62%	91.25	%(e)
Net investment income (loss)	1.11%	0.86%	0.41%	0.64%	0.00%
Portfolio turnover rate	28%	40%	55%	64%	0%

	Six Months				For the
Selected data for a share of capital	Ended	Year Ended			Period
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13*
Open Shares
Net asset value, beginning of period	$10.54	$10.34	$10.32	$10.01	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.06	0.01	0.04	—
Net realized and unrealized gain (loss)	1.46	0.18	0.02	0.30	0.01
Total from investment operations	1.50	0.24	0.03	0.34	0.01
Less distributions from:
Net investment income	—	(0.04)	(0.01)	(0.03)	—
Total distributions	—	(0.04)	(0.01)	(0.03)	—
Net asset value, end of period	$12.04	$10.54	$10.34	$10.32	$10.01
Total Return (c)	14.23%	2.35%	0.24%	3.54%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$600	$515	$290	$201	$100
Ratios to average net assets (d):
Net expenses	1.35%	1.37%	1.40%	1.40%	0.00%
Gross expenses	3.88%	5.38%	7.42%	13.34%	91.25	%(e)
Net investment income (loss)	0.79%	0.56%	0.09%	0.35%	0.00%
Portfolio turnover rate	28%	40%	55%	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		8/29/14* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$9.59	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	1.08	(0.08)	(0.25)	(0.04)
Total from investment operations	1.14	(0.01)	(0.19)	(0.04)
Less distributions from:
Net investment income	—	(0.07)	(0.08)	(0.02)
Return of capital	—	—	—	— (b)
Total distributions	—	(0.07)	(0.08)	(0.02)
Net asset value, end of period	$10.73	$9.59	$9.67	$9.94
Total Return (c)	11.89%	–0.15%	–1.85%	–0.36%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,555	$19,816	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses	2.15%	2.03%	3.83%	7.11%
Net investment income (loss)	1.12%	0.76%	0.63%	–0.08%
Portfolio turnover rate	34%	67%	65%	24%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		8/29/14* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$9.59	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	1.08	(0.08)	(0.25)	(0.04)
Total from investment operations	1.12	(0.04)	(0.22)	(0.05)
Less distributions from:
Net investment income	—	(0.04)	(0.05)	(0.01)
Return of capital	—	—	—	— (b)
Total distributions	—	(0.04)	(0.05)	(0.01)
Net asset value, end of period	$10.71	$9.59	$9.67	$9.94
Total Return (c)	11.68%	–0.45%	–2.16%	–0.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$132	$114	$114	$135
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	1.40%	1.40%
Gross expenses	13.16%	13.31%	14.12%	24.52%
Net investment income (loss)	0.84%	0.39%	0.30%	–0.32%
Portfolio turnover rate	34%	67%	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	5/29/15* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.99	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.18	0.09
Net realized and unrealized gain (loss)	0.93	0.44	(0.33)
Total from investment operations	1.04	0.62	(0.24)
Less distributions from:
Net investment income	—	(0.22)	(0.17)
Total distributions	—	(0.22)	(0.17)
Net asset value, end of period	$11.03	$9.99	$9.59
Total Return (b)	10.41%	6.45%	–2.42%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,894	$2,431	$2,206
Ratios to average net assets (c):
Net expenses	0.75%	0.75%	0.75%
Gross expenses	8.83%	10.42%	13.51%
Net investment income (loss)	2.04%	1.82%	1.64%
Portfolio turnover rate	52%	91%	56%

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	5/29/15* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$9.99	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.15	0.08
Net realized and unrealized gain (loss)	0.93	0.44	(0.34)
Total from investment operations	1.02	0.59	(0.26)
Less distributions from:
Net investment income	—	(0.19)	(0.15)
Total distributions	—	(0.19)	(0.15)
Net asset value, end of period	$11.01	$9.99	$9.59
Total Return (b)	10.21%	6.14%	–2.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$219	$172	$175
Ratios to average net assets (c):
Net expenses	1.05%	1.05%	1.05%
Gross expenses	15.05%	17.27%	23.94%
Net investment income (loss)	1.74%	1.52%	1.33%
Portfolio turnover rate	52%	91%	56%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2017 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Small-Mid Cap Equity, International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Equity Concentrated and International Equity Concentrated Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share. Repurchase agreements are valued at the principal amounts plus accrued interest.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such

Semi-Annual Report  87

securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity, International Strategic Equity and International Small Cap Equity Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceed-

ings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the affected Portfolio may be delayed or limited.

At June 30, 2017, the US Small-Mid Cap Equity and International Equity Portfolios had investments in repurchase agreements with a value of $1,583,000 and $165,832,000, respectively, as shown on the Portfolios of Investments. The value of the related collateral exceeded the value of the repurchase agreements at period end.

(d) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfo-

88  Semi-Annual Report

lios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

International Equity	$(8,988,349)	$(5,103,235)
International Equity Select	(38,626)	(1,173,332)
International Small Cap Equity	(50,821,243)	(4,306,477)

Portfolio	Short-Term*	Long-Term*

International Equity	$(41,604,214)	$(18,786,630)
International Equity Select	(1,009,114)	(307,591)
International Equity Concentrated	(1,948,172)	(230,884)
International Strategic Equity	(275,934,904)	(147,780,692)
International Equity Advantage	(142,429)	(46,351)
Global Equity Select	(665,251)	—
Global Strategic Equity	(326,984)	(7,620)
Managed Equity Volatility	(70,049)	—
* Non-Expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

US Equity Concentrated	$(4,471,531)	$—
International Strategic Equity	—	(872,435)
International Small Cap Equity	—	(105,592)
Global Equity Select	—	(207)
Global Strategic Equity	—	(3,859)
Managed Equity Volatility	—	(1,436)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distribu-

Semi-Annual Report  89

tions may result in reclassifications among certain capital accounts.

(g) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.75
International Equity Concentrated	0.90
International Strategic Equity	0.75
International Equity Advantage	0.65
International Small Cap Equity	0.75
Global Equity Select	0.80
Global Strategic Equity	0.85
Managed Equity Volatility	0.60

The Investment Manager has voluntarily agreed, until May 1 of the year shown below, to waive its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement

90  Semi-Annual Report

between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.95%	1.25%	0.90%	2018	(a)
US Strategic Equity	0.75	1.05	0.75	2018
US Small-Mid Cap Equity	1.15	1.45	N/A	2018
International Equity	0.85	1.15	0.80	2018
International Equity Select	1.05	1.35	N/A	2018	(b)
International Equity Concentrated	1.05	1.35	N/A	2018
International Strategic Equity	1.15	1.45	1.10	2018
International Equity Advantage	0.90	1.20	N/A	2018
International Small Cap Equity	1.13	1.43	N/A	2018
Global Equity Select	1.05	1.35	N/A	2018
Global Strategic Equity	1.10	1.40	N/A	2018
Managed Equity Volatility	0.75	1.05	N/A	2018

(a)	Agreement extends, for May 1, 2018 through April 29, 2027, at rates of 1.10%, 1.40% and 1.05%, respectively.
(b)	Agreement extends, for May 1, 2018 through April 29, 2027, at rates of 1.15% and 1.45%, respectively.

In addition to the expense limitation agreements, until May 1, 2018, to the extent the “Total Annual Portfolio Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the period ended June 30, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

US Strategic Equity	$92,269	$—	$4,691	$2,924
International Equity Select	86,884	—	8,722	2,169
International Equity Concentrated	87,524	—	765	5,835
International Equity Advantage	6,975	95,349	325	10,331
Global Equity Select	74,321	—	2,258	4,888
Global Strategic Equity	75,844	8,681	488	6,200
Managed Equity Volatility	8,004	91,071	581	12,334

			R6 Shares
			Management	Expenses
Portfolio			Fees Waived	Reimbursed

US Equity Concentrated			$695	$7,218
US Strategic Equity			19,688	—
International Equity			7,800	—
International Strategic Equity			6,495	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2017, State Street waived its fees as follows:

Portfolio	Amount

International Equity Concentrated	$1,563
International Equity Advantage	9,375
Global Strategic Equity	9,375
Managed Equity Volatility	9,375

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

Semi-Annual Report  91

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid to the affected Portfolios in April 2017 as a reimbursement. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2017, BFDS waived $4,050 of its fee for the US Equity Concentrated Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2017 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$810,955,656	$602,497,837
US Strategic Equity	28,364,213	37,010,373
US Small-Mid Cap Equity	92,731,521	100,594,955
International Equity	1,065,905,960	554,980,320
International Equity Select	17,700,746	7,265,593
International Equity Concentrated	42,878,009	16,442,002
International Strategic Equity	1,805,062,572	2,780,027,694
International Equity Advantage	1,150,187	1,076,932
International Small Cap Equity	16,551,305	29,273,838
Global Equity Select	17,341,675	10,151,736
Global Strategic Equity	5,914,323	9,013,559
Managed Equity Volatility	1,593,903	1,469,024

92  Semi-Annual Report

For the period ended June 30, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2017, the Investment Manager owned 87.64% and 73.65% of the outstanding shares of International Equity Advantage and Managed Equity Volatility Portfolios, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2017, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Strategic Equity	$1,700,000	$1,700,000	1.85%	1
International Equity Concentrated	675,875	1,800,000	1.78	8
International Equity Advantage	11,000	11,000	1.78	1
International Small Cap Equity	369,552	1,480,000	1.90	23
Global Equity Select	609,500	1,200,000	1.85	2
Global Strategic Equity	3,200	3,200	1.91	1
Managed Equity Volatility	5,036	11,500	1.78	11

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Semi-Annual Report  93

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the

Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

US Equity Concentrated Portfolio
Common Stocks*	$1,504,183,869	$—	$—	$1,504,183,869
Short-Term Investments	101,887,493	—	—	101,887,493
Total	$1,606,071,362	$—	$—	$1,606,071,362
US Strategic Equity Portfolio
Common Stocks*	$82,513,968	$—	$—	$82,513,968
Short-Term Investments	1,692,935	—	—	1,692,935
Total	$84,206,903	$—	$—	$84,206,903
US Small-Mid Cap Equity Portfolio
Common Stocks*	$215,789,877	$—	$—	$215,789,877
Repurchase Agreements	—	1,583,000	—	1,583,000
Total	$215,789,877	$1,583,000	$—	$217,372,877

94  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

International Equity Portfolio
Common Stocks*
Australia	$—	$104,278,847	$—	$104,278,847
Belgium	—	89,555,136	—	89,555,136
Brazil	35,148,116	—	—	35,148,116
Canada	149,260,460	—	—	149,260,460
Denmark	—	82,778,742	—	82,778,742
Finland	—	51,440,745	—	51,440,745
France	—	401,224,022	—	401,224,022
Germany	—	121,367,321	—	121,367,321
Ireland	46,492,793	90,972,877	—	137,465,670
Italy	—	54,410,385	—	54,410,385
Japan	—	602,869,323	—	602,869,323
Luxembourg	—	46,014,313	—	46,014,313
Netherlands	—	179,751,227	—	179,751,227
Norway	—	83,686,743	—	83,686,743
Philippines	—	705,108	—	705,108
Singapore	—	52,227,376	—	52,227,376
Spain	—	33,237,849	—	33,237,849
Sweden	—	136,175,499	—	136,175,499
Switzerland	—	212,623,800	—	212,623,800
Taiwan	49,090,832	—	—	49,090,832
Turkey	—	25,245,855	—	25,245,855
United Kingdom	—	561,314,826	—	561,314,826
United States	151,698,961	—	—	151,698,961
Repurchase Agreements	—	165,832,000	—	165,832,000
Total	$431,691,162	$3,095,711,994	$—	$3,527,403,156

Semi-Annual Report  95

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

International Equity Select Portfolio
Common Stocks*
Australia	$—	$739,337	$—	$739,337
Belgium	—	1,211,871	—	1,211,871
Brazil	1,824,583	—	—	1,824,583
Canada	1,277,294	—	—	1,277,294
China	—	1,013,459	—	1,013,459
Denmark	—	498,854	—	498,854
Finland	—	977,455	—	977,455
France	—	2,401,699	—	2,401,699
Germany	—	1,628,365	—	1,628,365
India	320,722	—	—	320,722
Indonesia	912,726	—	—	912,726
Ireland	448,949	1,076,107	—	1,525,056
Italy	—	336,225	—	336,225
Japan	—	6,582,711	—	6,582,711
Netherlands	—	1,681,651	—	1,681,651
Norway	—	1,087,443	—	1,087,443
Philippines	—	280,847	—	280,847
Russia	223,958	—	—	223,958
Singapore	—	617,701	—	617,701
South Africa	—	814,431	—	814,431
South Korea	—	1,062,289	—	1,062,289
Spain	—	538,879	—	538,879
Sweden	—	1,473,645	—	1,473,645
Switzerland	—	2,058,159	—	2,058,159
Taiwan	—	1,332,995	—	1,332,995
Thailand	—	320,627	—	320,627
Turkey	—	993,995	—	993,995
United Kingdom	—	7,505,889	—	7,505,889
United States	2,815,288	—	—	2,815,288
Short-Term Investments	1,886,082	—	—	1,886,082
Total	$9,709,602	$36,234,634	$—	$45,944,236
International Equity Concentrated Portfolio
Common Stocks*
Belgium	$—	$2,016,136	$—	$2,016,136
Brazil	1,633,806	—	—	1,633,806
Canada	3,768,369	—	—	3,768,369
China	—	2,423,667	—	2,423,667
Denmark	—	1,240,682	—	1,240,682
France	—	7,941,149	—	7,941,149
India	696,969	—	—	696,969
Ireland	—	2,754,892	—	2,754,892
Japan	—	1,499,638	—	1,499,638
Netherlands	—	1,678,566	—	1,678,566
Singapore	—	1,170,619	—	1,170,619
South Korea	—	1,489,694	—	1,489,694
Taiwan	2,024,044	—	—	2,024,044
Turkey	—	2,024,739	—	2,024,739
United Kingdom	—	8,787,867	—	8,787,867
United States	3,416,174	—	—	3,416,174
Short-Term Investments	962,678	—	—	962,678
Total	$12,502,040	$33,027,649	$—	$45,529,689

96  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

International Strategic Equity Portfolio
Common Stocks*
Australia	$—	$24,209,819	$—	$24,209,819
Brazil	114,360,956	—	—	114,360,956
Canada	322,509,442	—	—	322,509,442
China	—	108,850,532	—	108,850,532
Denmark	—	167,031,521	—	167,031,521
Finland	—	230,084,052	—	230,084,052
France	—	451,227,458	—	451,227,458
Germany	—	173,382,781	—	173,382,781
India	—	73,842,800	—	73,842,800
Indonesia	—	12,674,096	—	12,674,096
Ireland	—	364,363,316	—	364,363,316
Italy	—	156,510,880	—	156,510,880
Japan	—	1,239,285,357	—	1,239,285,357
Luxembourg	—	41,469,786	—	41,469,786
Netherlands	—	98,918,580	—	98,918,580
New Zealand	—	73,707,725	—	73,707,725
Norway	—	143,448,553	—	143,448,553
Philippines	—	64,311,817	—	64,311,817
Singapore	—	110,847,205	—	110,847,205
South Africa	—	30,750,294	—	30,750,294
Sweden	—	238,563,601	—	238,563,601
Switzerland	58,639,065	224,346,194	—	282,985,259
Taiwan	—	100,236,861	—	100,236,861
Turkey	—	57,972,044	—	57,972,044
United Kingdom	—	1,417,430,694	—	1,417,430,694
United States	395,636,137	—	—	395,636,137
Short-Term Investments	253,928,721	—	—	253,928,721
Total	$1,145,074,321	$5,603,465,966	$—	$6,748,540,287
International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$182,396	$—	$182,396
Austria	—	9,327	—	9,327
Belgium	—	4,904	—	4,904
Denmark	—	56,743	—	56,743
Faeroe Islands	—	4,485	—	4,485
Finland	—	7,862	—	7,862
France	—	244,794	—	244,794
Germany	—	195,651	—	195,651
Hong Kong	—	93,357	—	93,357
India	—	2,854	—	2,854
Ireland	10,889	3,435	—	14,324
Italy	—	37,840	—	37,840
Japan	16,046	536,533	—	552,579
Luxembourg	—	5,750	—	5,750
Netherlands	—	72,765	—	72,765
Norway	—	42,265	—	42,265
Portugal	—	9,044	—	9,044
Singapore	—	31,795	—	31,795
Spain	—	132,741	—	132,741
Sweden	—	75,226	—	75,226
Switzerland	22,939	215,410	—	238,349
United Kingdom	—	378,299	—	378,299
United States	3,989	13,177	—	17,166
Short-Term Investments	53,978	—	—	53,978
Total	$107,841	$2,356,653	$—	$2,464,494

Semi-Annual Report  97

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$3,525,479	$—	$3,525,479
Belgium	—	1,335,237	—	1,335,237
Canada	5,409,146	—	—	5,409,146
China	—	555,891	—	555,891
Cyprus	—	1,467,348	—	1,467,348
Denmark	—	704,406	—	704,406
Germany	—	4,899,081	—	4,899,081
Hong Kong	—	659,776	—	659,776
Ireland	—	1,543,646	—	1,543,646
Israel	606,732	—	—	606,732
Italy	—	1,985,242	—	1,985,242
Japan	—	22,345,834	—	22,345,834
Luxembourg	—	1,237,748	—	1,237,748
Netherlands	—	1,980,173	—	1,980,173
New Zealand	—	937,714	—	937,714
Norway	—	338,315	—	338,315
Portugal	—	734,499	—	734,499
Singapore	—	872,349	—	872,349
South Korea	—	459,068	—	459,068
Spain	—	825,812	—	825,812
Sweden	—	5,675,775	—	5,675,775
Switzerland	—	1,113,435	—	1,113,435
Taiwan	699,576	1,971,931	—	2,671,507
Turkey	—	749,592	—	749,592
United Kingdom	216,975	14,168,625	—	14,385,600
United States	745,347	881,919	—	1,627,266
Short-Term Investments	1,596,475	—	—	1,596,475
Total	$9,274,251	$70,968,895	$—	$80,243,146
Global Equity Select Portfolio
Common Stocks*
Australia	$433,169	$—	$—	$433,169
Brazil	807,749	—	—	807,749
Canada	1,413,755	—	—	1,413,755
China	486,809	757,240	—	1,244,049
Denmark	—	881,048	—	881,048
Finland	—	514,894	—	514,894
Germany	—	1,375,556	—	1,375,556
Hong Kong	—	641,340	—	641,340
India	298,951	—	—	298,951
Ireland	—	755,567	—	755,567
Israel	—	369,766	—	369,766
Japan	—	2,888,988	—	2,888,988
Netherlands	—	642,186	—	642,186
South Africa	—	284,962	—	284,962
Sweden	—	1,173,488	—	1,173,488
Switzerland	—	348,043	—	348,043
Taiwan	569,149	—	—	569,149
United Kingdom	363,183	4,080,826	—	4,444,009
United States	22,849,931	—	—	22,849,931
Short-Term Investments	1,660,157	—	—	1,660,157
Total	$28,882,853	$14,713,904	$—	$43,596,757

98  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Global Strategic Equity Portfolio
Common Stocks*
Australia	$—	$90,059	$—	$90,059
China	316,602	—	—	316,602
Denmark	—	426,000	—	426,000
Finland	—	414,084	—	414,084
France	—	750,639	—	750,639
Greece	—	315,317	—	315,317
Indonesia	—	91,637	—	91,637
Ireland	—	380,207	—	380,207
Israel	—	280,408	—	280,408
Japan	—	1,168,881	—	1,168,881
New Zealand	—	327,554	—	327,554
Philippines	—	11,054	—	11,054
South Africa	—	340,962	—	340,962
Switzerland	205,214	—	—	205,214
Taiwan	403,019	—	—	403,019
United Kingdom	—	2,202,551	—	2,202,551
United States	10,373,724	—	—	10,373,724
Short-Term Investments	591,615	—	—	591,615
Total	$11,890,174	$6,799,353	$—	$18,689,527
Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$183,070	$—	$183,070
Austria	—	10,582	—	10,582
Belgium	—	8,536	—	8,536
Canada	209,357	—	—	209,357
Denmark	—	36,115	—	36,115
France	—	32,089	—	32,089
Germany	—	39,903	—	39,903
Hong Kong	—	127,708	—	127,708
Ireland	7,317	—	—	7,317
Israel	—	27,267	—	27,267
Italy	—	12,003	—	12,003
Japan	—	297,661	—	297,661
Malta	—	7,151	—	7,151
Netherlands	—	29,682	—	29,682
Norway	—	43,533	—	43,533
Portugal	—	8,734	—	8,734
Singapore	—	60,463	—	60,463
Spain	—	3,626	—	3,626
Sweden	—	40,387	—	40,387
Switzerland	15,500	54,917	—	70,417
United Kingdom	—	145,786	—	145,786
United States	1,591,112	19,136	—	1,610,248
Short-Term Investments	96,416	—	—	96,416
Total	$1,919,702	$1,188,349	$—	$3,108,051

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.

Semi-Annual Report  99

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity	$1,967,405,547
International Equity Select	21,970,088
International Equity Concentrated	7,458,393
International Strategic Equity	4,986,411,944
International Equity Advantage	1,553,293
International Small Cap Equity	58,815,093
Global Equity Select	8,633,932
Global Strategic Equity	5,463,873
Managed Equity Volatility	656,116

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

100  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  101

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

102  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex. Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

Semi-Annual Report  103

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 6-7, 2017, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $33 billion of the approximately $215 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). They noted the methodology and assumptions used by Strategic Insight, including that comparisons ranked each Portfolio in a quintile of the applicable Group or Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials

104  Semi-Annual Report

as “advisory fees”) and expense ratios (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for each Portfolio to its respective Group and Category median(s). The Directors considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

For both share classes of each Portfolio, the gross advisory fee and the expense ratio ranked in one of the first three quintiles of the relevant Group.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s performance to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2017 (as applicable).

The Directors considered that the three- and five-year performance of each Portfolio with at least three years of performance ranked in one of the three highest quintiles of its Group, except: the International Equity and International Equity Select Portfolios, although both

Portfolios’ share classes were in the first or second quintile of their respective Groups for the ten-year period; the International Strategic Equity Portfolio, although the Portfolio’s share classes were in the first and second Group quintiles for the five-year period; and the US Strategic Equity Portfolio, which had both share classes ranking in the third quintile for the one-year period. For the noted Portfolios, representatives of the Investment Manager discussed with the Directors the reasons for relative underperformance and explained that the performance of all four Portfolios had shown relative improvement in 2017. For the Global Strategic Equity, International Equity Advantage, International Equity Concentrated and Managed Equity Volatility Portfolios, each of which had less than three years of performance, below average performance was discussed and considered and would continue to be monitored.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related

Semi-Annual Report  105

costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.

•	The Board generally was satisfied with the performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

106  Semi-Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS020

Lazard Funds Semi-Annual Report

June 30, 2017

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Assets and income

•  Account transactions

•  Credit history

•  Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We do not share

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are

Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.

What we do

How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.

How does Lazard collect my personal information?

We collect your personal information, for example, when you:

•  Open an account

•  Seek advice about your investments

•  Direct us to buy securities

•  Direct us to sell your securities

•  Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard.”

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

10	Information About Your Portfolio’s Expenses

12	Portfolio Holdings Presented by Credit Rating

13	Portfolios of Investments

13	Lazard US Corporate Income Portfolio

19	Lazard US Short Duration Fixed Income Portfolio

21	Lazard Global Fixed Income Portfolio

26	Notes to Portfolios of Investments

28	Statements of Assets and Liabilities

29	Statements of Operations

30	Statements of Changes in Net Assets

32	Financial Highlights

36	Notes to Financial Statements

47	Board of Directors and Officers Information

50	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2017, global markets generally performed well, led by widespread gains that were most pronounced in emerging markets and Europe. During this time, the global economic recovery showed signs of broadening beyond the United States to other regions of the world. In this backdrop, US equities extended their multi-year advance, but rose less than their counterparts globally.

Emerging markets equity and debt benefited from continued global economic growth and improvements in corporate and sovereign fundamentals, notably rising earnings growth and stronger country balance sheets. The drivers of these broad improvements appear sustainable and valuations remain compelling among the securities we research. While the outlook is encouraging, our emerging markets investment teams are vigilant about potential risks, such as potential weakness in commodity prices and tighter-than-expected US monetary policy in 2018.

Europe’s economic and investment prospects appear to be at their strongest since the 2007-2008 period, with the consensus outlook largely positive. European economic data and key leading indicators are improving across the board. Policy statements from the European Central Bank suggest that monetary authorities are becoming more optimistic about growth, although policy is expected to remain accommodative over the near-to-medium term. Political risk has subsided but remains. During the first half, a market-friendly result to France’s presidential election helped buoy European sentiment. The results of the UK snap election, meanwhile, created concerns about Britain’s political outlook and the potential effect on Brexit negotiations. Elsewhere, our Tokyo-based team expects Japanese companies to yield strong returns as a result of better growth prospects, improving corporate governance, and stronger fundamentals.

The US economy appears to be in better shape than is commonly appreciated and our US equity team continues to find compelling value across the US market, which consists of companies that are among the world’s most financially productive and well managed. Our US fixed income specialists expect long-term US interest rates to eventually normalize at higher levels as global rate pressures subside in line with Europe’s improving growth outlook.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

Investor demand for the US high yield market was high in the first half of 2017, pushing prices up and leading to returns in excess of the coupon earned. A growing US economy and low global yields contributed to the market’s return. The best returns year-to-date have come from the riskiest subsectors of the market, especially those that were among the best performers last year. Prices for CCC rated and distressed securities generated outsized returns. The high yield market also benefited from considerably lower treasury yields and spread narrowing. The BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned 4.47%, outperforming the Bloomberg Barclays US Aggregate® Index (up 2.27%), intermediate Treasuries (up 1.89%), and the investment grade sector (up 3.88%). The S&P 500® Index outperformed and returned 9.34%.

High yield market spreads narrowed by about 47 basis points (“bps”) during the first half of the year to 367 bps over Treasuries. The CCC rated sector narrowed significantly, by 107 bps, to 825 bps and the BB rated sector narrowed by 40 bps, to 231 bps. The B rated sector, which narrowed the least of the rating sectors at 32 bps, now stands at 378 bps over Treasuries. Intermediate Treasury yields (5 to 7 year) decreased, ending at 2.02% on June 30, 2017. For the first half of the year, high-yield mutual fund market flows were negative, totaling about $9.5 billion. This compares unfavorably to a positive $3.6 billion for the first half of 2016. New US high yield bond issuance was higher at $175 billion for the first half of 2017 compared to $155 billion for the first half of 2016. The domestic high yield market capitalization is now approximately $1.27 trillion. The Standard & Poor’s US speculative-grade trailing 12-month issuer default rate was 3.8% as of June 30, 2017, down from 5.1% in December 2016.

US Short Duration Fixed Income

Core dynamics in US bond markets remained steady during the past six months. Investors have shown confidence in the underlying macro economy as the fears of systemic risks continue to subside. Equity markets have responded with higher prices while the demand for the safety of US Treasuries has subsided. Once again, the economy’s underlying inflation fundamentals appear to be driving the direction of long term rates. These core dynamics have created the opportunity for the Federal Reserve (the “Fed”) to pursue a policy of normalization and, thankfully, it is moving forward with such a policy in a steadfast manner. While the low term premia of longer term rates remains a concern, higher growth prospects for Europe should alleviate the foreign demand that we believe is driving it. At this time, we see no impediments that are likely to derail this subdued trajectory to an accommodative rate environment consistent with the absence of systemic risk.

We believe that, in such a subdued low interest rate environment, investors have become complacent about the primary goal of fixed income investing, which is insuring that your capital is safe. This is readily apparent in the proliferation of investment vehicles that have been created for beta/sector positioning, often with little transparency as to the underlying securities in the vehicles. However, in fixed income, a permanent loss of capital can overwhelm all beta/sector return outcomes as the associated losses from such a situation approach 100%. Thus, security selection is paramount to investing. The securities chosen to engage in a specific investment posture matter more than the posture itself as the losses from poor selection will overwhelm the investment outcome of your portfolio. Unintended negative consequences of unintended samples can only be mitigated by bottom-up security selection focused on a deep understanding of credit quality, payment structure, and market sponsored liquidity of the individual securities.

Global Fixed Income

The New Year brought a reversal of some interest rate trends that emerged toward the end of 2016. Notably, US rates were range-bound in the first quarter of 2017 in contrast to their rise in 2016, with the 10-year Treasury note trading in a narrow range of 2.31% to 2.63%. Shorter maturity Treasuries traded at slightly higher levels, reflecting the Fed rate hike in March. Global interest rates ended the six months mostly lower, driven by a combination of political and economic factors.

Semi-Annual Report  3

The yield on the bellwether 10-year Treasury note reached a low of 2.12% in mid-June, compared to 2.45% at the beginning of the year, amid weaker US growth, employment, consumption, and inflation. Investors also appear to be scaling back their expectations for the US administration’s ability to implement meaningful reforms and initiatives. The Fed delivered another interest rate hike in June, and we believe that one more hike could be in store this year. Fed officials also laid out a clear plan for reducing the central bank’s balance sheet. This plan could be implemented within the next several months and would potentially reduce the pace of federal funds rate hikes in 2018 and beyond.

In contrast, core euro zone rates rose slightly during the first half of 2017 on the back of continued strength in local economic and inflation data, as well as an extremely market-friendly French presidential election outcome. The European Central Bank could “taper” its monetary stimulus program by reducing the amount of bond repurchases after December 2017, when the current phase of this program concludes. Scandinavian bond markets lost ground as their respective local economies and, importantly, inflation have heated up, which some investors consider inconsistent with the region’s accommodative domestic monetary policies. The same central bank dynamic holds true for Japan, although its exceptionally tight labor market has not yet led to higher inflation. Japanese growth is broadly expanding, including in manufacturing and services. Similar to Europe, Japanese growth appears to be out of sync with its 10-year government bond yield of 0%. Other bond markets such as in Australia, Poland, Mexico, and Singapore performed well.

Global credit sectors and spreads continued to improve during the six months, underpinned by strong investor demand and capital inflows, as well as generally robust equity markets. The global sovereign and corporate issuance market was active, reflecting a variety of higher quality and lower quality credits. It is possible that bond issuers are taking advantage of the relatively stable environment and yield levels that are lower than earlier in the year. Argentina’s issuance of a “Century” bond with a 100-

year maturity at a 7.92% yield was evidence of the current upbeat mood. Having defaulted seven times over the past 200 years, with the most recent default occurring in 2001, Argentina received over $10 billion in orders for the $2.75 billion sovereign bond issue.

Currency markets were volatile and delivered mixed results during the six months. In the first quarter, interest rate differentials, inflation trends, politics, and idiosyncratic events influenced price action. During this time, the Turkish lira was essentially one of the very few currencies to underperform against the US dollar, which was generally weak. The Mexican peso surged over 10% versus the dollar, recouping much of its losses in late 2016 following the US election. The Mexican central bank has taken an extremely proactive stance to combat inflation pressures through aggressive rate hikes, and has expressed a preference for the peso to appreciate to some degree. Other currencies that also produced mid-to-high single-digit gains versus the dollar included select Asian currencies, which could have traded in sympathy with a stronger Chinese renminbi and Japanese yen, and the Australian dollar and Polish zloty.

During the second quarter, the shift to more hawkish rhetoric from many central banks, including in Europe, Canada, and the United Kingdom, drove a weaker US dollar. Idiosyncratic factors also drove select bond markets, especially in Latin America. Corruption charges against President Michel Temer surprised markets and dragged the Brazilian real lower by more than 6% versus the US dollar on an intra-day basis, and the currency weakened by 5.6% over the second quarter, reversing its first-quarter strength to end the six months down by almost 2% against the US dollar. The Argentine peso was one of the worst performers, losing 7.3% versus the US dollar over the second quarter, ending the six months down approximately 4.5%. Seasonal currency flows were partially to blame, but government officials may also desire a weaker (and, thus, more competitive) currency in line with those of Argentina’s neighbors.

Lazard US Corporate Income Portfolio

For the six months ended June 30, 2017, the Lazard US Corporate Income Portfolio’s Institutional Shares

4  Semi-Annual Report

posted a total return of 3.18%, while Open Shares posted a total return of 3.23%, and R6 Shares posted a total return of 3.39%, as compared with the 4.47% return for the Cash Pay Index.

The Portfolio underperformed over the first six months of 2017 due, in part, to its shorter maturity structure relative to the Cash Pay Index. Longer maturity assets posted some of the best returns. The Portfolio’s effective duration is approximately 3.6 years as compared to the Cash Pay Index duration of 4.2 years. The Portfolio is shorter in maturity by design to protect against rising rates. Also, the Portfolio’s higher quality focus, with an underweight position in B rated securities, detracted from performance. Performance was helped by overweight positions in the leisure and consumer goods sectors. To a lesser extent, a slight overweight position in health care also aided performance. Performance was hurt by an underweight position in telecommunications and an underweight position in banking. To a lesser extent, an underweight position in financial services also detracted from performance. Throughout the market volatility of the past few years, we have maintained our credit discipline. As of June 30, 2017, approximately 74% of the holdings by market value were rated BB- or better by Standard & Poor’s and 88% were rated B+ or better.

Lazard US Short Duration Fixed Income Portfolio

For the six months ending June 30, 2017, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 0.50%, while Open Shares posted a total return of 0.35%, as compared with the 0.44% return for the BofA Merrill Lynch 1-3 Year US Treasury® Index.

Performance was helped by US financials and energy holdings as well as exposure to BBB-rated securities and consumer asset-backed securities, while underweighting to the 2-3 year part of the yield curve hurt performance.

The Portfolio was shorter on duration relative to the BofA Merrill Lynch 1-3 Year US Treasury Index and was overweight in US corporate credit and continues to invest in agency mortgage-backed securities. The Portfolio was also significantly underweight in US

Treasury and agency debt. We continue to find opportunities to capture excess yield premiums relative to convexity in the pricing of specific mortgage-backed and corporate credit.

Lazard Global Fixed Income Portfolio

For the six months ending June 30, 2017, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 5.61%, while Open Shares posted a total return of 5.46%, as compared with the 4.41% return for the Bloomberg Barclays Global Aggregate® Index.

The Portfolio’s performance was helped by its country and region allocations, namely overweight exposures to Singapore, Australia, New Zealand, Mexico, and eastern Europe, and a lack of exposure to the euro zone and Japan. In addition, active currency management contributed to returns, primarily through tactical positions in the Japanese yen, Australian dollar, Mexican peso, and Swedish krona. Performance was also helped by the Portfolio’s sector allocation, which included overweight positions in a diverse selection of global credits and a general underweight exposure to government securities. There were no material detractors of note during the six-month reporting period.

As of June 30 2017, the Portfolio continues to have no exposure to Japanese interest rates and remains significantly underweight in Europe, given the potential for rates to rise from their current extremely low levels in those regions. The Portfolio does not maintain any exposure to Brazil and did not participate in the bond offering for Argentina’s 100-year bonds, which took place in the second quarter.

We continue to utilize tactical currency management as an important and, we believe, efficient way to seek to enhance returns, complementing the Portfolio’s rotation through global interest rate and credit markets. The Portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In aggregate, the Portfolio’s currency positioning (defined as the sum of the net currency exposure of its underlying bonds and currency hedges) was a positive contributor to relative performance.

Semi-Annual Report  5

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

6  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	7.39%	5.58%	5.84%	4.40%
Open Shares**	7.28%	5.26%	5.55%	3.89%
R6 Shares**	N/A	N/A	N/A	4.81%
Cash Pay Index	10.86%	6.64%	6.50%	6.58%
				(Institutional Shares)
				6.54%
				(Open Shares)
				5.92%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and now invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

Semi-Annual Report  7

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and BofA Merrill Lynch 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	0.55%	0.34%	1.19%
Open Shares**	0.14%	0.28%	1.08%
BofA Merrill Lynch 1-3 Year US Treasury Index	–0.11%	0.63%	0.75%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies and now invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The BofA Merrill Lynch 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

8  Semi-Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Bloomberg Barclays Global Aggregate® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	–0.61%	0.12%	0.13%
Open Shares**	–0.91%	–0.18%	–0.17%
Bloomberg Barclays Global Aggregate Index	–2.18%	0.78%	0.86%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

Semi-Annual Report  9

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2017 through June 30, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

10  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,031.80	$2.77	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,032.30	$4.28	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%
R6 Shares
Actual	$1,000.00	$1,033.90	$2.77	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,005.00	$1.99	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Open Shares
Actual	$1,000.00	$1,003.50	$3.48	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51	0.70%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,056.10	$3.82	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,054.60	$5.35	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  11

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2017 (unaudited)

S&P Credit Rating*	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	4.5%	11.9%
AA+	—	44.7	18.5
AA-	—	3.0	10.1
A+	—	—	7.3
A	—	2.7	8.6
A-	—	7.6	7.1
BBB+	—	20.8	13.0
BBB	2.4	5.4	—
BBB-	6.4	1.7	7.2
BB+	18.4	—	3.5
BB	19.2	—	—
BB-	25.0	—	—
B+	13.0	—	—
B	7.4	—	—
B-	2.8	—	—
CCC+	1.1	—	—
NA	0.6	7.6	8.0
NR	0.5	—	3.6
Short-Term Investments	3.2	2.0	1.2
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

12  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2017 (unaudited)

	Principal
	Amount	Fair
Description	(000)	Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 95.6%

Aerospace & Defense | 1.2%
Bombardier, Inc., 7.750%, 03/15/20 (a)	$975	$1,048,125
KLX, Inc., 5.875%, 12/01/22 (a)	1,400	1,470,000
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,391,250
		3,909,375
Auto Components | 1.2%
Tenneco, Inc., 5.000%, 07/15/26	1,900	1,921,375
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	1,800	1,885,500
		3,806,875
Automobiles | 0.6%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	1,800	1,831,500

Building Products | 0.6%
Griffon Corp., 5.250%, 03/01/22	1,800	1,833,750

Capital Markets | 1.5%
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,544,063
MPT Operating Partnership LP, 6.375%, 03/01/24	1,810	1,968,610
PetSmart, Inc., 7.125%, 03/15/23 (a)	1,600	1,424,000
		4,936,673
Chemicals | 3.9%
CF Industries, Inc., 3.450%, 06/01/23	1,975	1,866,375
Chemtura Corp., 5.750%, 07/15/21	1,400	1,442,000
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,680,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	929,957
NOVA Chemicals Corp., 5.250%, 08/01/23 (a)	1,800	1,849,500

	Principal
	Amount	Fair
Description	(000)	Value

Platform Specialty Products Corp., 6.500%, 02/01/22 (a)	$1,700	$1,755,250
Westlake Chemical Corp., 4.625%, 02/15/21	1,400	1,449,000
WR Grace & Co-Conn, 5.125%, 10/01/21 (a)	1,700	1,823,250
		12,795,332
Commercial Services & Supplies | 3.8%
ACCO Brands Corp., 5.250%, 12/15/24 (a)	1,800	1,869,750
Aramark Services, Inc., 5.000%, 04/01/25 (a)	2,000	2,112,500
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	1,700	1,761,625
Avis Budget Car Finance, Inc., 5.125%, 06/01/22 (a)	1,600	1,584,000
Clean Harbors, Inc., 5.250%, 08/01/20	1,750	1,774,062
The ADT Corp., 6.250%, 10/15/21	1,400	1,524,250
West Corp., 5.375%, 07/15/22 (a)	1,750	1,767,500
		12,393,687
Communications Equipment | 1.0%
CommScope, Inc., 5.000%, 06/15/21 (a)	1,500	1,533,750
Plantronics, Inc., 5.500%, 05/31/23 (a)	1,750	1,830,938
		3,364,688
Construction Materials | 0.6%
Standard Industries, Inc., 5.375%, 11/15/24 (a)	1,750	1,844,063

Containers & Packaging | 4.1%
Ball Corp., 4.000%, 11/15/23	1,900	1,942,750
Cascades, Inc., 5.500%, 07/15/22 (a)	1,500	1,530,000
Crown Americas LLC, 4.500%, 01/15/23	1,800	1,885,500
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (a)	1,892	2,000,790
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,500	1,535,010
Sealed Air Corp., 4.875%, 12/01/22 (a)	1,700	1,810,500

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

	Principal
	Amount	Fair
Description	(000)	Value

Lazard US Corporate Income Portfolio (continued)

Silgan Holdings, Inc., 5.000%, 04/01/20	$826	$834,260
Smurfit Kappa Acquisitions, 4.875%, 09/15/18 (a)	1,050	1,071,000
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	896,250
		13,506,060
Diversified Consumer Services | 0.6%
The ServiceMaster Co. LLC, 5.125%, 11/15/24 (a)	1,800	1,863,000

Diversified Financial Services | 1.9%
Altice US Finance I Corp., 5.500%, 05/15/26 (a)	1,000	1,050,000
Herc Rentals, Inc., 7.750%, 06/01/24 (a)	1,529	1,613,095
INEOS Group Holdings SA, 5.625%, 08/01/24 (a)	1,700	1,753,125
Level 3 Financing, Inc., 5.125%, 05/01/23	1,800	1,868,616
		6,284,836
Diversified Telecommunication Services | 3.3%
CenturyLink, Inc., Series V, 5.625%, 04/01/20	1,800	1,904,058
CyrusOne LP, 5.000%, 03/15/24 (a)	1,800	1,854,000
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,584,375
Hughes Satellite Systems Corp., 5.250%, 08/01/26	1,891	1,976,095
SBA Communications Corp., 4.875%, 09/01/24	1,800	1,831,500
Zayo Group LLC, 5.750%, 01/15/27 (a)	1,750	1,830,937
		10,980,965
Electronic Equipment, Instruments & Components | 0.5%
Belden, Inc., 5.500%, 09/01/22 (a)	1,750	1,802,500

Energy Equipment & Services | 0.8%
Transocean, Inc., 9.000%, 07/15/23 (a)	1,250	1,296,875

	Principal
	Amount	Fair
Description	(000)	Value

Weatherford International, Ltd., 8.250%, 06/15/23	$1,250	$1,250,000
		2,546,875
Equity Real Estate Investment Trusts (REITs) | 3.8%
Crown Castle International Corp., 4.875%, 04/15/22	1,500	1,638,462
Equinix, Inc., 4.875%, 04/01/20	1,872	1,918,800
ESH Hospitality, Inc., 5.250%, 05/01/25 (a)	1,800	1,865,250
Iron Mountain, Inc., 6.000%, 08/15/23	1,700	1,806,250
MGM Growth Properties Operating Partnership LP, 4.500%, 09/01/26	1,800	1,811,250
RHP Hotel Properties LP, 5.000%, 04/15/23	1,775	1,814,937
Uniti Group, Inc., 6.000%, 04/15/23 (a)	1,700	1,769,054
		12,624,003
Food & Staples Retailing | 1.6%
Albertsons Cos. LLC, 6.625%, 06/15/24 (a)	1,750	1,736,875
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,721,563
Performance Food Group, Inc., 5.500%, 06/01/24 (a)	1,805	1,863,662
		5,322,100
Food Products | 2.3%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,531,875
Darling Ingredients, Inc., 5.375%, 01/15/22	850	884,000
Lamb Weston Holdings, Inc., 4.625%, 11/01/24 (a)	1,800	1,854,000
Post Holdings, Inc., 5.000%, 08/15/26 (a)	1,800	1,795,500
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,548,750
		7,614,125
Gas Utilities | 1.4%
AmeriGas Partners LP, 5.625%, 05/20/24	1,800	1,858,500
Ferrellgas LP, 6.500%, 05/01/21	500	472,500

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

	Principal
	Amount	Fair
Description	(000)	Value

Lazard US Corporate Income Portfolio (continued)

Ferrellgas Partners LP, 8.625%, 06/15/20	$520	$491,400
Suburban Propane Partners LP, 5.500%, 06/01/24	1,800	1,791,000
		4,613,400
Health Care Equipment & Supplies | 1.2%
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (a)	1,800	1,894,500
Hologic, Inc., 5.250%, 07/15/22 (a)	1,800	1,890,000
		3,784,500
Health Care Providers & Services | 4.7%
Centene Corp., 6.125%, 02/15/24	1,750	1,892,065
Community Health Systems, Inc., 8.000%, 11/15/19	1,400	1,407,000
DaVita, Inc., 5.125%, 07/15/24	1,800	1,827,000
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (a)	1,097	1,160,077
HCA, Inc., 6.500%, 02/15/20	1,600	1,746,000
HealthSouth Corp., 5.125%, 03/15/23	1,801	1,855,030
LifePoint Health, Inc.:
5.500%, 12/01/21	1,400	1,449,000
5.875%, 12/01/23	400	422,000
Molina Healthcare, Inc., 5.375%, 11/15/22	1,700	1,799,875
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	724,500
4.375%, 10/01/21	1,250	1,268,750
		15,551,297
Hotels, Restaurants & Leisure | 7.5%
1011778 BC ULC, 4.625%, 01/15/22 (a)	1,800	1,845,000
Boyd Gaming Corp., 6.875%, 05/15/23	1,700	1,819,000
Brinker International, Inc., 5.000%, 10/01/24 (a)	2,000	1,990,000
Cinemark USA, Inc., 4.875%, 06/01/23	1,800	1,838,808

	Principal
	Amount	Fair
Description	(000)	Value

Diamond Resorts International, Inc., 7.750%, 09/01/23 (a)	$1,500	$1,586,250
GLP Capital LP, 4.875%, 11/01/20	1,500	1,599,375
Hilton Worldwide Finance LLC, 4.625%, 04/01/25 (a)	2,000	2,062,500
International Game Technology PLC:
5.625%, 02/15/20 (a)	250	265,788
6.250%, 02/15/22 (a)	1,450	1,584,125
KFC Holding Co., 5.250%, 06/01/26 (a)	2,400	2,526,000
Landry’s, Inc., 6.750%, 10/15/24 (a)	1,622	1,660,522
MGM Resorts International:
6.625%, 12/15/21	1,000	1,122,500
4.625%, 09/01/26	800	808,000
Six Flags Entertainment Corp., 4.875%, 07/31/24 (a)	1,900	1,911,628
Wynn Las Vegas LLC, 5.500%, 03/01/25 (a)	1,800	1,893,375
		24,512,871
Household Durables | 0.6%
Tempur Sealy International, Inc., 5.625%, 10/15/23	1,750	1,815,625

Household Products | 1.1%
Energizer Holdings, Inc., 5.500%, 06/15/25 (a)	1,750	1,830,938
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,930,680
		3,761,618
Independent Power & Renewable Electricity Producers | 0.9%
AES Corp., 7.375%, 07/01/21	1,095	1,253,775
Calpine Corp., 6.000%, 01/15/22 (a)	1,500	1,550,625
		2,804,400
Internet & Direct Marketing Retail | 0.5%
Netflix, Inc., 5.375%, 02/01/21	1,450	1,566,174

Internet Software & Services | 0.6%
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,845,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

	Principal
	Amount	Fair
Description	(000)	Value

Lazard US Corporate Income Portfolio (continued)

IT Services | 0.5%
First Data Corp., 5.375%, 08/15/23 (a)	$1,600	$1,672,000

Machinery | 1.6%
Amsted Industries, Inc., 5.000%, 03/15/22 (a)	1,700	1,755,250
SPX FLOW, Inc., 5.625%, 08/15/24 (a)	1,750	1,802,500
Terex Corp., 5.625%, 02/01/25 (a)	1,790	1,841,462
		5,399,212
Media | 13.8%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,547,700
Cable One, Inc., 5.750%, 06/15/22 (a)	1,750	1,839,687
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,556,250
CBS Radio, Inc., 7.250%, 11/01/24 (a)	1,500	1,545,000
CCO Holdings LLC, 5.250%, 03/15/21	1,950	2,003,625
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (a)	1,260	1,285,200
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	1,750	1,798,475
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,670,000
Lamar Media Corp., 5.875%, 02/01/22	1,685	1,739,763
LIN Television Corp., 5.875%, 11/15/22	1,750	1,833,125
Live Nation Entertainment, Inc., 4.875%, 11/01/24 (a)	1,800	1,827,000
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,533,750
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,554,375
Regal Entertainment Group, 5.750%, 03/15/22	1,850	1,933,250
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,950,350

	Principal
	Amount	Fair
Description	(000)	Value

Sirius XM Radio, Inc.:
5.750%, 08/01/21 (a)	$1,500	$1,548,750
5.375%, 04/15/25 (a)	400	413,500
TEGNA, Inc., 6.375%, 10/15/23	1,900	2,004,500
The EW Scripps Co., 5.125%, 05/15/25 (a)	1,800	1,854,000
The McClatchy Co., 9.000%, 12/15/22	1,100	1,138,500
Time, Inc., 5.750%, 04/15/22 (a)	1,425	1,473,094
Tribune Media Co., 5.875%, 07/15/22	1,800	1,885,500
Unitymedia Hessen GmbH & Co. KG, 5.500%, 01/15/23 (a)	1,620	1,680,750
Univision Communications, Inc., 5.125%, 05/15/23 (a)	1,800	1,817,424
Videotron, Ltd., 5.000%, 07/15/22	1,808	1,911,960
Virgin Media Secured Finance PLC, 5.250%, 01/15/26 (a)	1,900	1,977,539
WMG Acquisition Corp., 4.875%, 11/01/24 (a)	1,850	1,887,000
		45,210,067
Metals & Mining | 3.7%
Alcoa Nederland Holding BV, 6.750%, 09/30/24 (a)	1,800	1,953,000
Anglo American Capital PLC, 4.875%, 05/14/25 (a)	1,900	1,976,000
ArcelorMittal, 6.000%, 03/01/21	1,400	1,506,750
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,200	2,073,500
Glencore Funding LLC, 4.625%, 04/29/24 (a)	2,000	2,090,800
Steel Dynamics, Inc., 5.000%, 12/15/26	1,800	1,847,250
Tronox Finance LLC, 6.375%, 08/15/20	650	651,625
		12,098,925
Multiline Retail | 1.1%
Dollar Tree, Inc., 5.750%, 03/01/23	1,750	1,844,063
J.C. Penney Corp., Inc., 5.875%, 07/01/23 (a)	1,800	1,786,500
		3,630,563

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

	Principal
	Amount	Fair
Description	(000)	Value

Lazard US Corporate Income Portfolio (continued)

Oil, Gas & Consumable Fuels | 10.5%
Antero Resources Corp., 5.125%, 12/01/22	$1,850	$1,854,033
Cenovus Energy, Inc., 3.800%, 09/15/23	2,000	1,972,794
Continental Resources, Inc., 4.500%, 04/15/23	2,000	1,910,000
Diamondback Energy, Inc., 4.750%, 11/01/24 (a)	1,800	1,791,000
Energy Transfer Equity LP:
7.500%, 10/15/20	1,250	1,396,875
5.875%, 01/15/24	750	795,000
Gulfport Energy Corp., 6.000%, 10/15/24 (a)	1,700	1,653,250
Holly Energy Partners LP, 6.000%, 08/01/24 (a)	1,840	1,913,600
Kinder Morgan, Inc., 5.000%, 02/15/21 (a)	1,275	1,366,883
Murphy Oil Corp., 6.875%, 08/15/24	1,500	1,567,500
Newfield Exploration Co., 5.625%, 07/01/24	1,900	1,980,750
ONEOK Partners LP, 5.000%, 09/15/23	2,000	2,160,608
PBF Holding Co. LLC, 7.000%, 11/15/23	900	886,500
Range Resources Corp., 5.000%, 08/15/22 (a)	1,700	1,670,250
Regency Energy Partners LP, 5.750%, 09/01/20	1,300	1,406,152
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (a)	1,450	1,509,812
Southwestern Energy Co., 6.700%, 01/23/25	1,800	1,759,500
Sunoco LP, 6.375%, 04/01/23	1,700	1,796,220
Targa Resources Partners LP, 5.250%, 05/01/23	1,800	1,845,000
Tesoro Logistics LP, 6.125%, 10/15/21	1,383	1,438,320
Whiting Petroleum Corp., 5.750%, 03/15/21	900	846,000
WPX Energy, Inc., 6.000%, 01/15/22	900	891,000
		34,411,047

	Principal
	Amount	Fair
Description	(000)	Value

Personal Products | 0.9%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (a)	$1,500	$1,513,125
Revlon Consumer Products Corp., 6.250%, 08/01/24	1,750	1,522,500
		3,035,625
Pharmaceuticals | 0.9%
Endo Finance LLC, 5.750%, 01/15/22 (a)	1,600	1,439,680
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (a)	1,700	1,598,000
		3,037,680
Professional Services | 1.1%
IHS Markit, Ltd., 5.000%, 11/01/22 (a)	1,750	1,888,898
Nielsen Finance LLC, 5.000%, 04/15/22 (a)	1,800	1,867,500
		3,756,398
Real Estate Management & Development | 0.4%
DuPont Fabros Technology LP, 5.875%, 09/15/21	1,400	1,457,750

Road & Rail | 0.5%
The Hertz Corp., 5.500%, 10/15/24 (a)	1,800	1,476,000

Semiconductors & Semiconductor Equipment | 0.4%
Amkor Technology, Inc., 6.625%, 06/01/21	1,400	1,426,250

Software | 0.7%
Nuance Communications, Inc., 5.375%, 08/15/20 (a)	588	597,555
Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)	1,500	1,597,500
		2,195,055
Specialty Retail | 1.1%
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,912	1,940,680
Penske Automotive Group, Inc., 5.500%, 05/15/26	1,800	1,791,000
		3,731,680

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

	Principal
	Amount	Fair
Description	(000)	Value

Lazard US Corporate Income Portfolio (concluded)

Technology Hardware, Storage & Peripherals | 2.2%
Dell International LLC, 7.125%, 06/15/24 (a)	$1,775	$1,951,227
NCR Corp., 4.625%, 02/15/21	1,568	1,599,360
Seagate HDD Cayman, 4.750%, 01/01/25	1,900	1,909,236
Western Digital Corp., 7.375%, 04/01/23 (a)	1,700	1,867,875
		7,327,698

Textiles, Apparel & Luxury Goods | 0.5%
Hanesbrands, Inc., 4.625%, 05/15/24 (a)	1,750	1,776,250

Trading Companies & Distributors | 2.3%
Aircastle, Ltd., 5.125%, 03/15/21	1,500	1,601,805
HD Supply, Inc., 5.250%, 12/15/21 (a)	1,500	1,574,062
United Rentals North America, Inc.:
4.625%, 07/15/23	1,100	1,142,075
5.750%, 11/15/24	1,650	1,728,375
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,662,000
		7,708,317

	Principal
	Amount	Fair
Description	(000)	Value

Wireless Telecommunication Services | 1.6%
Inmarsat Finance PLC, 4.875%, 05/15/22 (a)	$1,750	$1,776,250
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,577,867
T-Mobile USA, Inc., 6.500%, 01/15/26	1,800	1,986,750
		5,340,867
Total Corporate Bonds (Cost $306,332,248)		314,206,676

		Fair
Description	Shares	Value

Short-Term Investments | 3.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $10,354,239)	10,354,239	$10,354,239

Total Investments | 98.8% (Cost $316,686,487) (b)		$324,560,915

Cash and Other Assets in Excess of Liabilities | 1.2%		4,037,676

Net Assets | 100.0%		$328,598,591

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 15.0%

Automobiles | 9.8%
Ally Auto Receivables Trust, 1.470%, 04/15/20	$1,750	$1,749,440
GM Financial Automobile Leasing Trust, 1.610%, 12/20/19	2,225	2,221,134
GMF Floorplan Owner Revolving Trust, 1.650%, 05/15/20 (a)	2,250	2,249,955
Mercedes-Benz Auto Lease Trust, 1.350%, 08/15/19	2,630	2,623,310
World Omni Automobile Lease Securitization Trust, 1.450%, 08/15/19	2,475	2,465,591
		11,309,430
Banks | 5.2%
Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,550	2,572,523
Wells Fargo Bank NA, 1.750%, 05/24/19	3,485	3,478,375
		6,050,898
Total Asset-Backed Securities (Cost $17,486,267)		17,360,328

Corporate Bonds | 37.1%

Banks | 12.5%
Bank of America Corp.:
2.000%, 01/11/18	837	838,289
6.875%, 04/25/18	650	676,414
5.650%, 05/01/18	900	928,271
2.250%, 04/21/20	2,041	2,041,684
Citigroup, Inc.:
1.800%, 02/05/18	2,235	2,236,721
2.050%, 06/07/19	3,093	3,095,119
JPMorgan Chase & Co.:
6.300%, 04/23/19	3,325	3,578,724
4.400%, 07/22/20	1,050	1,118,090
		14,513,312
Biotechnology | 4.0%
AbbVie, Inc., 1.800%, 05/14/18	2,375	2,378,019
Amgen, Inc., 5.700%, 02/01/19	2,103	2,229,365
		4,607,384
Description	Principal Amount (000)	Fair Value

Capital Markets | 7.3%
Morgan Stanley:
6.625%, 04/01/18	$666	$689,655
2.125%, 04/25/18	3,991	4,004,194
The Goldman Sachs Group, Inc., 7.500%, 02/15/19	3,475	3,769,461
		8,463,310
Consumer Finance | 2.5%
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	2,825	2,897,311

Diversified Telecommunication Services | 2.5%
Verizon Communications, Inc., 3.650%, 09/14/18	2,824	2,886,653

Electronic Equipment, Instruments & Components | 0.5%
Amphenol Corp., 2.550%, 01/30/19	575	580,308

Food & Staples Retailing | 3.6%
CVS Health Corp., 1.900%, 07/20/18	2,175	2,180,672
The Kroger Co., 2.300%, 01/15/19	2,020	2,028,236
		4,208,908
Media | 1.4%
Comcast Corp., 5.875%, 02/15/18	1,553	1,593,816

Oil, Gas & Consumable Fuels | 2.8%
Marathon Oil Corp., 6.000%, 10/01/17	1,959	1,977,608
ONEOK Partners LP, 2.000%, 10/01/17	1,300	1,300,515
		3,278,123
Total Corporate Bonds (Cost $43,081,720)		43,029,125

Municipal Bonds | 0.8%

Kentucky | 0.8%
Kentucky State Asset Liability Commission General Funding Revenue, 3.165%, 04/01/18 (Cost $887,906)	881	887,732

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

US Government Securities | 17.7%

Mortgage-Backed Securities | 17.7%
Federal Home Loan Mortgage Corp.:
Pool# 1B4676, 3.660%, 05/01/40 (c)	$558	$593,138
Pool# 1B8709, 3.094%, 08/01/34 (c)	1,340	1,401,781
Pool# 1H2577, 2.918%, 09/01/35 (c)	774	812,953
Pool# 848138, 2.948%, 07/01/38 (c)	793	835,775
Pool# 848514, 3.050%, 03/01/32 (c)	1,617	1,696,805
Pool# 848517, 2.868%, 12/01/34 (c)	1,079	1,134,151
Pool# 849414, 2.939%, 07/01/35 (c)	1,368	1,436,114
Pool# G13867, 5.000%, 06/01/25	329	353,055
Federal National Mortgage Association:
Pool# 725296, 3.228%, 03/01/34 (c)	628	660,657
Pool# 725429, 5.000%, 05/01/19	153	156,617
Pool# 889735, 5.500%, 07/01/23	249	263,490
Pool# 889828, 5.000%, 10/01/19	108	110,861
Pool# 963058, 3.652%, 05/01/38 (c)	609	648,464
Pool# 995609, 3.201%, 04/01/35 (c)	726	769,304
Pool# AD0701, 3.103%, 02/01/37 (c)	852	897,609
Pool# AE0149, 2.873%, 12/01/36 (c)	726	764,383
Pool# AE0315, 4.500%, 02/01/21	40	40,681
Pool# AE0887, 3.315%, 09/01/40 (c)	332	349,726
Pool# AL0345, 3.382%, 11/01/35 (c)	597	630,660
Pool# AL3232, 3.312%, 02/01/40 (c)	372	394,620
Pool# AL3260, 3.040%, 07/01/38 (c)	417	441,201
Pool# AL3739, 2.915%, 07/01/38 (c)	234	246,531
Pool# AL3746, 2.887%, 01/01/37 (c)	838	881,081
Pool# AL3941, 6.000%, 03/01/24	301	318,331
Pool# AL4118, 3.186%, 05/01/35 (c)	525	553,627
Pool# AL4545, 2.844%, 05/01/39 (c)	605	633,833
Pool# AL4660, 3.282%, 11/01/41 (c)	698	733,597
Pool# AL5574, 2.842%, 12/01/40 (c)	1,189	1,249,763
Pool# AL5642, 2.943%, 05/01/39 (c)	1,437	1,510,927

Total US Government Securities (Cost $20,596,050)		20,519,735
Description	Principal Amount (000)	Fair Value

US Treasury Securities | 26.6%
US Treasury Notes:
1.375%, 02/28/19	$20,320	$20,322,378
1.625%, 03/31/19	7,010	7,041,762
1.625%, 07/31/20	3,435	3,439,026

Total US Treasury Securities (Cost $30,890,922)		30,803,166

Description	Shares	Fair Value

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $2,312,696)	2,312,696	$2,312,696

Total Investments | 99.2% (Cost $115,255,561) (b)		$114,912,782

Cash and Other Assets in Excess of Liabilities | 0.8%		919,560

Net Assets | 100.0%		$115,832,342

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 35.6%

Australia | 1.5%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	50	$39,821
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	45	35,647
			75,468
Belgium | 1.5%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	70	70,933

Canada | 2.6%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	70	58,288
The Toronto-Dominion Bank, 2.250%, 11/05/19	USD	70	70,522
			128,810
France | 1.4%
Orange SA, 5.375%, 07/08/19	USD	65	69,177

Germany | 2.4%
BMW Finance NV, 3.375%, 12/14/18	GBP	50	67,371
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	50	51,875
			119,246
Netherlands | 1.6%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	100	77,213

United Kingdom | 2.8%
Centrica PLC, 7.000%, 09/19/18	GBP	50	69,761
SSE PLC, 5.000%, 10/01/18	GBP	50	68,333
			138,094
United States | 21.8%
Alphabet, Inc., 3.625%, 05/19/21	USD	30	31,755
Description	Security Currency	Principal Amount (000)	Fair Value

Amazon.com, Inc., 3.800%, 12/05/24	USD	60	$63,964
Apple, Inc., 3.850%, 05/04/43	USD	95	95,110
Citigroup, Inc., 3.285%, 05/04/21 (c)	AUD	95	73,960
Constellation Brands, Inc., 4.250%, 05/01/23	USD	35	37,256
HCA, Inc., 6.500%, 02/15/20	USD	30	32,738
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	45	34,786
John Deere Capital Corp., 2.300%, 09/16/19	USD	50	50,582
Johnson & Johnson, 3.625%, 03/03/37	USD	30	31,409
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	55	59,550
Microsoft Corp., 4.450%, 11/03/45	USD	90	100,287
Morgan Stanley, 3.625%, 01/20/27	USD	50	50,319
Nestle Holdings, Inc., 2.750%, 04/15/20	NOK	340	42,671
NIKE, Inc., 2.375%, 11/01/26	USD	50	47,438
Sealed Air Corp., 4.875%, 12/01/22	USD	10	10,650
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	110	84,097
3.625%, 01/22/23	USD	20	20,640
The Home Depot, Inc., 2.625%, 06/01/22	USD	55	55,825
Union Pacific Corp., 4.163%, 07/15/22	USD	50	54,097
United Rentals North America, Inc., 4.625%, 07/15/23	USD	60	62,295
Wells Fargo & Co., 3.065%, 07/27/21 (c)	AUD	45	34,968
			1,074,397
Total Corporate Bonds (Cost $1,768,207)			1,753,338

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 44.3%

Australia | 3.3%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	70	$60,251
3.000%, 03/22/24	AUD	60	46,880
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	60	54,746
			161,877
Bahamas | 2.0%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	90	97,875

Bermuda | 2.2%
Government of Bermuda, 5.603%, 07/20/20	USD	100	108,750

Canada | 5.8%
City of Vancouver, 2.900%, 11/20/25	CAD	50	39,595
Province of Ontario:
2.450%, 06/29/22	USD	75	75,608
1.950%, 01/27/23	CAD	70	53,787
Province of Quebec:
3.500%, 07/29/20	USD	85	88,956
1.650%, 03/03/22	CAD	40	30,575
			288,521
Chile | 1.2%
Republic of Chile, 5.500%, 08/05/20	CLP	37,500	60,020

Czech Republic | 1.5%
Czech Republic, 2.500%, 08/25/28	CZK	1,450	72,680

Hungary | 2.5%
Hungary Government Bonds, 5.500%, 06/24/25	HUF	27,470	121,462

Ireland | 1.1%
Irish Treasury, 3.400%, 03/18/24	EUR	40	54,680
Description	Security Currency	Principal Amount (000)	Fair Value

Mexico | 4.3%
Mexican Bonos:
6.500%, 06/09/22	MXN	1,850	$101,435
7.750%, 05/29/31	MXN	860	50,846
United Mexican States, 6.750%, 02/06/24	GBP	38	60,381
			212,662
New Zealand | 1.8%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	50	40,689
4.500%, 04/15/27	NZD	65	50,276
			90,965
Norway | 2.6%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	127,044

Philippines | 1.5%
Philippine Government Bonds, 4.250%, 04/11/20	PHP	3,650	72,892

Poland | 4.5%
Poland Government Bonds:
1.810%, 01/25/21 (c)	PLN	375	100,525
2.500%, 07/25/26	PLN	200	51,025
Republic of Poland, 3.000%, 03/17/23	USD	70	71,225
			222,775
Romania | 2.6%
Romanian Government Bonds:
3.625%, 04/24/24	EUR	39	50,724
4.750%, 02/24/25	RON	285	76,946
			127,670
Singapore | 3.6%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	230	179,423

Spain | 2.8%
Spain Government Bonds:
1.600%, 04/30/25	EUR	50	59,146
1.950%, 07/30/30	EUR	70	80,077
			139,223
United Kingdom | 1.0%
United Kingdom Gilt, 1.500%, 07/22/47	GBP	40	47,711

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Total Foreign Government Obligations (Cost $2,196,515)			$2,186,230

Quasi Government Bonds | 0.6%

Canada | 0.6%
Hydro-Quebec, 9.625%, 07/15/22 (Cost $35,173)	CAD	30	31,527

Supranationals | 7.2%
Asian Development Bank, 2.125%, 03/19/25	USD	75	73,512
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	22	23,789
European Bank for Reconstruction & Development, 10.000%, 11/16/18	IDR	300,000	23,549
European Investment Bank:
7.200%, 07/09/19	IDR	170,000	12,942
1.125%, 09/16/21 (a)	CAD	75	56,404
Inter-American Development Bank, 6.000%, 09/05/17	INR	1,550	23,941
International Bank for Reconstruction & Development, 3.500%, 01/22/21	NZD	25	18,654
International Finance Corp.:
6.450%, 10/30/18	INR	4,160	64,524
3.625%, 05/20/20	NZD	75	56,172

Total Supranationals (Cost $352,847)			353,487

US Municipal Bonds | 5.5%

Alaska | 1.8%
Alaska State Qualified School Construction Bonds, 5.342%, 08/01/27	USD	75	88,733
Description	Security Currency	Principal Amount (000)	Fair Value

California | 1.0%
California State Build America Bonds, 7.500%, 04/01/34	USD	35	$50,946

Texas | 2.7%
University of Texas Build America Bonds Series B, 6.276%, 08/15/41	USD	70	76,019
Texas State Build America Bonds Series A, 4.123%, 04/01/25	USD	50	54,969
			130,988
Total US Municipal Bonds (Cost $273,907)			270,667

US Treasury Securities | 5.3%
US Treasury Notes:
2.125%, 05/15/25	USD	25	24,840
1.625%, 05/15/26	USD	170	161,161
2.500%, 05/15/46	USD	80	74,559

Total US Treasury Securities (Cost $256,316)			260,560

Description	Shares	Fair Value

Short-Term Investments | 1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $60,111)	60,111	$60,111

Total Investments | 99.7% (Cost $4,943,076) (b), (d)		$4,915,920

Cash and Other Assets in Excess of Liabilities | 0.3%		13,386

Net Assets | 100.0%		$4,929,306

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CHF	44,156	USD	45,551	HSB	08/24/17	$642	$—
CZK	133,183	USD	5,480	CIT	07/11/17	345	—
CZK	112,388	USD	4,411	HSB	07/11/17	505	—
CZK	413,094	USD	17,816	HSB	07/11/17	253	—
EUR	31,810	USD	36,000	HSB	08/24/17	425	—
EUR	42,798	USD	48,309	HSB	08/24/17	697	—
EUR	45,667	USD	51,900	HSB	08/24/17	393	—
EUR	201,758	USD	227,741	HSB	08/24/17	3,288	—
EUR	572,822	USD	646,564	SSB	08/24/17	9,364	—
GBP	29,948	USD	39,112	HSB	08/24/17	—	47
GBP	35,100	USD	45,630	HSB	08/24/17	156	—
JPY	41,696,155	USD	376,674	CIT	08/24/17	—	5,184
JPY	58,615,757	USD	529,381	HSB	08/24/17	—	7,146
KRW	75,433,200	USD	66,529	HSB	07/17/17	—	590
NOK	419,619	USD	50,253	HSB	08/24/17	58	—
NZD	18,014	USD	12,700	CIT	08/24/17	489	—
PLN	186,350	USD	49,957	HSB	08/24/17	318	—
SEK	235,453	USD	27,070	CIT	08/24/17	955	—
SEK	637,329	USD	73,285	HSB	08/24/17	2,575	—
USD	52,983	AUD	71,110	CIT	08/24/17	—	1,638
USD	84,117	AUD	112,896	CIT	08/24/17	—	2,601
USD	135,577	AUD	181,954	HSB	08/24/17	—	4,185
USD	103,920	CAD	139,986	CIT	08/24/17	—	4,119
USD	66,558	CAD	89,658	HSB	08/24/17	—	2,637
USD	13,800	CHF	13,244	CIT	08/24/17	—	54
USD	59,268	CLP	38,743,280	CIT	08/14/17	966	—
USD	18,197	CZK	454,143	HSB	07/11/17	—	1,667
USD	20,168	CZK	500,190	HSB	07/11/17	—	1,710
USD	54,374	CZK	1,291,220	JPM	07/11/17	—	2,104
USD	3,839	EUR	3,416	HSB	08/24/17	—	72
USD	5,640	EUR	4,997	HSB	08/24/17	—	81
USD	13,753	GBP	10,530	HSB	08/24/17	16	—
USD	25,000	GBP	19,148	HSB	08/24/17	22	—
USD	50,109	GBP	38,387	HSB	08/24/17	36	—
USD	58,318	GBP	44,654	HSB	08/24/17	70	—
USD	117,522	HUF	32,147,693	JPM	08/24/17	—	1,606
USD	41,601	INR	2,711,376	CIT	07/11/17	—	313
USD	67,000	JPY	7,393,027	HSB	08/24/17	1,132	—
USD	16,292	MXN	301,931	HSB	08/24/17	—	214
USD	36,845	MXN	699,401	HSB	08/24/17	—	1,389
USD	59,436	MXN	1,128,215	HSB	08/24/17	—	2,241
USD	21,498	MXN	408,092	JPM	08/24/17	—	812
USD	217,203	NOK	1,813,673	HSB	08/24/17	—	251
USD	14,205	NZD	19,791	HSB	08/24/17	—	285

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	28,162	NZD	40,694	HSB	08/24/17	$—	$1,631
USD	233,110	NZD	336,835	HSB	08/24/17	—	13,502
USD	21,900	PHP	1,095,219	HSB	08/22/17	245	—
USD	48,921	PHP	2,456,099	HSB	08/22/17	359	—
USD	52,200	PLN	196,523	HSB	08/24/17	—	820
USD	137,822	PLN	514,105	HSB	08/24/17	—	879
USD	15,684	RON	65,286	HSB	07/27/17	—	683
USD	55,448	RON	229,414	HSB	07/27/17	—	2,066
USD	170,988	SGD	236,897	SSB	08/24/17	—	1,214
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$23,309	$61,741

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2017 (unaudited)

(a)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2017, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

US Corporate Income	44.0%
US Short Duration Fixed Income	1.9
Global Fixed Income	1.1

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Corporate Income	$316,686,487	$9,767,759	$1,893,331	$7,874,428
US Short Duration Fixed Income	115,255,561	85,266	428,045	(342,779)
Global Fixed Income	4,943,076	89,625	116,781	(27,156)

(c)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2017.

(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:

AUD	— Australian Dollar	KRW	— South Korean Won
CAD	— Canadian Dollar	MXN	— Mexican New Peso
CHF	— Swiss Franc	NOK	— Norwegian Krone
CLP	— Chilean Peso	NZD	— New Zealand Dollar
CZK	— Czech Koruna	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GBP	— British Pound Sterling	RON	— New Romanian Leu
HUF	— Hungarian Forint	SEK	— Swedish Krona
IDR	— Indonesian Rupiah	SGD	— Singapore Dollar
INR	— Indian Rupee	USD	— United States Dollar
JPY	— Japanese Yen

Counterparty Abbreviations:

CIT	— Citibank NA
HSB	— HSBC Bank USA NA
JPM	— JPMorgan Chase Bank NA
SSB	— State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Global Fixed Income Portfolio
Automobiles	2.1%
Banks	6.4
Beverages	2.2
Capital Markets	3.2
Containers & Packaging	0.2
Diversified Telecommunication Services	2.2
Electric Utilities	1.4
Food Products	0.9
Health Care Providers & Services	1.7
Independent Power and Renewable Electricity Producers	0.6
Internet & Catalog Retail	1.3
Internet Software & Services	0.7
Machinery	1.7
Media	1.2
Multi-Utilities	1.4
Pharmaceuticals	0.6
Road & Rail	1.1
Software	2.0
Specialty Retail	1.1
Technology Hardware, Storage & Peripherals	1.9
Textiles, Apparel & Luxury Goods	1.0
Trading Companies & Distributors	1.3
Subtotal	36.2
Foreign Government Obligations	44.3
Supranationals	7.2
US Municipal Bonds	5.5
US Treasury Securities	5.3
Short-Term Investments	1.2
Total Investments	99.7%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2017	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at fair value	$324,560,915	$114,912,782	$4,915,920
Foreign currency, at fair value	—	—	10
Receivables for:
Dividends and interest	4,452,148	1,000,013	57,883
Capital stock sold	86,631	—	—
Amount due from Investment Manager (Note 3)	—	—	31,200
Gross unrealized appreciation on forward currency contracts	—	—	23,309
Deferred offering costs (Note 2(f))	2,061	—	—
Prepaid expenses	—	14,208	7,746
Total assets	329,101,755	115,927,003	5,036,068
LIABILITIES
Payables for:
Management fees	111,952	15,696	—
Accrued professional services	25,952	23,527	23,173
Accrued administration fees	18,946	12,042	5,312
Accrued custodian fees	14,668	8,190	8,443
Accrued shareholders’ reports	8,976	4,870	2,361
Accrued distribution fees	1,242	7	7
Capital stock redeemed	177,926	18,944	17
Dividends	129,907	7,504	—
Gross unrealized depreciation on forward currency contracts	—	—	61,741
Other accrued expenses and payables	13,595	3,881	5,708
Total liabilities	503,164	94,661	106,762
Net assets	$328,598,591	$115,832,342	$4,929,306
NET ASSETS
Paid in capital	$329,822,956	$116,720,759	$5,229,691
Undistributed (distributions in excess of) net investment income (loss)	10,134	(79,633)	(95,856)
Accumulated net realized gain (loss)	(9,108,927)	(466,005)	(139,875)
Net unrealized appreciation (depreciation) on:
Investments	7,874,428	(342,779)	(27,156)
Foreign currency translations and forward currency contracts	—	—	(37,498)
Net assets	$328,598,591	$115,832,342	$4,929,306
Institutional Shares
Net assets	$320,837,705	$115,796,641	$4,896,405
Shares of capital stock outstanding*	65,311,651	11,769,235	547,313
Net asset value, offering and redemption price per share	$4.91	$9.84	$8.95
Open Shares
Net assets	$6,007,515	$35,701	$32,901
Shares of capital stock outstanding*	1,217,073	3,624	3,677
Net asset value, offering and redemption price per share	$4.94	$9.85	$8.95
R6 Shares
Net assets	$1,753,371	—	—
Shares of capital stock outstanding*	356,402	—	—
Net asset value, offering and redemption price per share	$4.92	—	—
Cost of investments in securities	$316,686,487	$115,255,561	$4,943,076
Cost of foreign currency	$—	$—	$10

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2017	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income (Loss)

Income
Interest*	$8,357,150	$982,952	$66,863

Expenses
Management fees (Note 3)	875,541	135,757	11,142
Administration fees	56,633	35,656	25,318
Custodian fees	52,719	25,773	29,575
Shareholders’ services	24,737	12,695	12,471
Professional services	24,315	20,266	22,110
Registration fees	21,149	19,898	18,411
Shareholders’ reports	14,165	4,976	2,890
Distribution fees (Open Shares)	8,864	47	42
Directors’ fees and expenses	8,069	4,337	2,560
Amortization of offering costs (Note 2(f))	2,960	—	—
Other†	7,529	4,450	2,828
Total gross expenses	1,096,681	263,855	127,347
Management fees waived and expenses reimbursed	(205,748)	(46,364)	(101,319)
Administration and shareholders’ services fees waived	(4,079)	—	(9,375)
Total net expenses	886,854	217,491	16,653
Net investment income (loss)	7,470,296	765,461	50,210
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	590,391	(296,761)	(117,533)
Foreign currency transactions and forward currency contracts	—	—	(9,992)
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	590,391	(296,761)	(127,525)
Net change in unrealized appreciation (depreciation) on:
Investments	2,284,862	93,512	314,343
Foreign currency translations and forward currency contracts	—	—	6,515
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	2,284,862	93,512	320,858
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	2,875,253	(203,249)	193,333
Net increase (decrease) in net assets resulting from operations	$10,345,549	$562,212	$243,543
* Net of foreign withholding taxes of	$—	$—	$190
† Includes interest on line of credit of	$—	$—	$41

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,470,296	$12,768,816
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	590,391	(3,913,794)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	2,284,862	15,763,093
Net increase (decrease) in net assets resulting from operations	10,345,549	24,618,115
Distributions to shareholders
From net investment income
Institutional Shares	(7,236,863)	(12,499,252)
Open Shares	(155,060)	(258,296)
R6 Shares	(40,008)	(11,198)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(7,431,931)	(12,768,746)
Capital stock transactions
Net proceeds from sales
Institutional Shares	35,465,380	95,408,716
Open Shares	1,268,647	9,863,972
R6 Shares	—	1,681,000
Net proceeds from reinvestment of distributions
Institutional Shares	6,529,572	11,795,283
Open Shares	85,031	201,575
R6 Shares	40,008	11,198
Cost of shares redeemed
Institutional Shares	(26,983,411)	(59,510,739)
Open Shares	(3,032,288)	(4,667,884)
Net increase (decrease) in net assets from capital stock transactions	13,372,939	54,783,121
Redemption fees (Note 2(h))
Institutional Shares	—	19
Open Shares	—	3
Net increase in net assets from redemption fees	—	22
Total increase (decrease) in net assets	16,286,557	66,632,512
Net assets at beginning of period	312,312,034	245,679,522
Net assets at end of period*	$328,598,591	$312,312,034
*Includes undistributed (distributions in excess of) net investment income (loss) of	$10,134	$(28,231)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	62,254,314	52,508,225
Shares sold	7,240,933	19,776,933
Shares issued to shareholders from reinvestment of distributions	1,331,207	2,460,421
Shares redeemed	(5,514,803)	(12,491,265)
Net increase (decrease)	3,057,337	9,746,089
Shares outstanding at end of period	65,311,651	62,254,314
Open Shares
Shares outstanding at beginning of period	1,557,470	421,909
Shares sold	257,637	2,063,436
Shares issued to shareholders from reinvestment of distributions	17,260	41,726
Shares redeemed	(615,294)	(969,601)
Net increase (decrease)	(340,397)	1,135,561
Shares outstanding at end of period	1,217,073	1,557,470
R6 Shares†
Shares outstanding at beginning of period	348,256	—
Shares sold	—	345,949
Shares issued to shareholders from reinvestment of distributions	8,146	2,307
Net increase (decrease)	8,146	348,256
Shares outstanding at end of period	356,402	348,256
† The inception date for the R6 Shares was November 3, 2016.

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

$765,461	$1,312,853	$50,210	$115,507
(296,761)	(414,373)	(127,525)	(50,882)

93,512	80,159	320,858	(24,077)
562,212	978,639	243,543	40,548

(765,251)	(914,257)	(49,876)	(66,063)
(209)	(291)	(335)	(609)
—	—	—	—

—	—	—	(48,389)
—	—	—	(446)

—	(398,178)	—	—
—	(127)	—	—
(765,460)	(1,312,853)	(50,211)	(115,507)

24,885,243	26,780,847	1,081,653	882,388
5,084	31,810	838	2,014
—	—	—	—

721,547	1,216,009	49,875	114,473
206	418	335	1,055
—	—	—	—

(12,781,467)	(27,638,140)	(693,199)	(2,451,240)
(13,076)	(15,123)	(3,659)	(24,760)
12,817,537	375,821	435,843	(1,476,070)

—	—	—	—
—	—	—	—
—	—	—	—
12,614,289	41,607	629,175	(1,551,029)
103,218,053	103,176,446	4,300,131	5,851,160
$115,832,342	$103,218,053	$4,929,306	$4,300,131
$(79,633)	$(79,634)	$(95,856)	$(95,855)

10,468,785	10,433,735	497,927	663,320
2,524,241	2,706,917	123,834	96,230
73,243	122,938	5,668	12,685
(1,297,034)	(2,794,805)	(80,116)	(274,308)
1,300,450	35,050	49,386	(165,393)
11,769,235	10,468,785	547,313	497,927

4,412	2,688	3,958	6,452
515	3,210	97	221
21	42	38	117
(1,324)	(1,528)	(416)	(2,832)
(788)	1,724	(281)	(2,494)
3,624	4,412	3,677	3,958

Semi-Annual Report  31

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$4.87	$4.64	$4.91	$5.01	$5.01	$4.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.23	0.24	0.26	0.30	0.33
Net realized and unrealized gain (loss)	0.04	0.23	(0.27)	(0.09)	— (b)	0.23
Total from investment operations	0.15	0.46	(0.03)	0.17	0.30	0.56
Less distributions from:
Net investment income	(0.11)	(0.23)	(0.24)	(0.27)	(0.30)	(0.33)
Return of capital	—	—	— (b)	—	—	—
Total distributions	(0.11)	(0.23)	(0.24)	(0.27)	(0.30)	(0.33)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$4.91	$4.87	$4.64	$4.91	$5.01	$5.01
Total Return (c)	3.18%	10.09%	–0.71%	3.31%	6.17%	12.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$320,838	$302,997	$243,712	$185,959	$175,154	$182,749
Ratios to average net assets (d):
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.67%	0.69%	0.69%	0.71%	0.73%	0.71%
Net investment income (loss)	4.70%	4.78%	4.94%	5.28%	6.00%	6.67%
Portfolio turnover rate	8%	14%	17%	28%	22%	26%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$4.89	$4.66	$4.93	$5.03	$5.04	$4.80
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.21	0.23	0.25	0.29	0.32
Net realized and unrealized gain (loss)	0.05	0.24	(0.27)	(0.10)	(0.01)	0.24
Total from investment operations	0.16	0.45	(0.04)	0.15	0.28	0.56
Less distributions from:
Net investment income	(0.11)	(0.22)	(0.23)	(0.25)	(0.29)	(0.32)
Return of capital	—	—	— (b)	—	—	—
Total distributions	(0.11)	(0.22)	(0.23)	(0.25)	(0.29)	(0.32)
Redemption fees	—	— (b)	— (b)	—	—	— (b)
Net asset value, end of period	$4.94	$4.89	$4.66	$4.93	$5.03	$5.04
Total Return (c)	3.23%	9.74%	–0.98%	3.01%	5.64%	11.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,008	$7,618	$1,968	$1,811	$2,620	$4,249
Ratios to average net assets (d):
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.10%	1.18%	1.69%	1.55%	1.41%	1.24%
Net investment income (loss)	4.39%	4.44%	4.65%	5.00%	5.69%	6.37%
Portfolio turnover rate	8%	14%	17%	28%	22%	26%

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/17†	For the Period 11/3/16* to 12/31/16
R6 Shares
Net asset value, beginning of period	$4.87	$4.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.04
Net realized and unrealized gain (loss)	0.05	0.03
Total from investment operations	0.16	0.07
Less distributions from:
Net investment income	(0.11)	(0.04)
Total distributions	(0.11)	(0.04)
Net asset value, end of period	$4.92	$4.87
Total Return	3.39%	1.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,753	$1,697
Ratios to average net assets (d):
Net expenses	0.55%	0.55%
Gross expenses	1.99%	1.73%
Net investment income (loss)	4.70%	4.71%
Portfolio turnover rate	8%	14%

*	The inception date for the R6 Shares was November 3, 2016.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$9.86	$9.89	$9.99	$10.03	$10.31	$10.23
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.13	0.10	0.09	0.11	0.14
Net realized and unrealized gain (loss)	(0.02)	(0.03)	(0.09)	(0.04)	(0.25)	0.12
Total from investment operations	0.05	0.10	0.01	0.05	(0.14)	0.26
Less distributions from:
Net investment income	(0.07)	(0.09)	(0.06)	(0.05)	(0.11)	(0.14)
Net realized gains	—	—	—	—	(0.03)	(0.04)
Return of capital	—	(0.04)	(0.05)	(0.04)	—	—
Total distributions	(0.07)	(0.13)	(0.11)	(0.09)	(0.14)	(0.18)
Redemption fees	—	—	— (b)	—	— (b)	— (b)
Net asset value, end of period	$9.84	$9.86	$9.89	$9.99	$10.03	$10.31
Total Return (c)	0.50%	1.00%	0.05%	0.49%	–1.39%	2.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115,797	$103,175	$103,150	$114,705	$68,086	$19,726
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.50%	0.48%	0.52%	0.90%	1.41%
Net investment income (loss)	1.41%	1.30%	1.05%	0.87%	1.06%	1.34%
Portfolio turnover rate	27%	157%	57%	46%	161%	77%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$9.87	$9.90	$10.01	$10.03	$10.31	$10.23
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.10	0.17	0.06	0.06	0.14
Net realized and unrealized gain (loss)	(0.02)	(0.03)	(0.09)	(0.02)	(0.23)	0.09
Total from investment operations	0.03	0.07	0.08	0.04	(0.17)	0.23
Less distributions from:
Net investment income	(0.05)	(0.07)	(0.14)	(0.02)	(0.08)	(0.11)
Net realized gains	—	—	—	—	(0.03)	(0.04)
Return of capital	—	(0.03)	(0.05)	(0.04)	—	—
Total distributions	(0.05)	(0.10)	(0.19)	(0.06)	(0.11)	(0.15)
Redemption fees	—	—	— (b)	—	—	—
Net asset value, end of period	$9.85	$9.87	$9.90	$10.01	$10.03	$10.31
Total Return (c)	0.35%	0.70%	0.77%	0.38%	–1.70%	2.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$36	$44	$27	$36	$328	$4
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	33.80%	31.22%	42.51%	17.62%	8.10%	38.11%
Net investment income (loss)	1.11%	1.00%	1.68%	0.60%	0.65%	1.32%
Portfolio turnover rate	27%	157%	57%	46%	161%	77%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

LAZARD GLOBAL FIXED INCOME PORTFOLIO

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				3/30/12* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$8.57	$8.74	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.20	0.19	0.22	0.23	0.17
Net realized and unrealized gain (loss)	0.38	(0.17)	(0.56)	(0.21)	(0.65)	0.16
Total from investment operations	0.48	0.03	(0.37)	0.01	(0.42)	0.33
Less distributions from:
Net investment income	(0.10)	(0.12)	—	(0.17)	—	(0.07)
Net realized gains	—	—	—	—	(0.01)	—
Return of capital	—	(0.08)	(0.19)	(0.05)	(0.22)	(0.10)
Total distributions	(0.10)	(0.20)	(0.19)	(0.22)	(0.23)	(0.17)
Redemption fees	—	—	— (b)	—	— (b)	—
Net asset value, end of period	$8.95	$8.57	$8.74	$9.30	$9.51	$10.16
Total Return (c)	5.61%	0.22%	–4.03%	0.08%	–4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,896	$4,266	$5,795	$6,497	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.76%	0.80%	0.80%	0.80%
Gross expenses	5.44%	4.70%	4.26%	4.12%	4.94%	8.81%
Net investment income (loss)	2.26%	2.18%	2.08%	2.28%	2.38%	2.24%
Portfolio turnover rate	28%	47%	60%	78%	66%	47%

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 3/30/12* to
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$8.57	$8.74	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.17	0.16	0.19	0.20	0.15
Net realized and unrealized gain (loss)	0.38	(0.17)	(0.56)	(0.21)	(0.65)	0.16
Total from investment operations	0.47	— (b)	(0.40)	(0.02)	(0.45)	0.31
Less distributions from:
Net investment income	(0.09)	(0.10)	—	(0.14)	—	(0.06)
Net realized gains	—	—	—	—	(0.01)	—
Return of capital	—	(0.07)	(0.16)	(0.05)	(0.19)	(0.09)
Total distributions	(0.09)	(0.17)	(0.16)	(0.19)	(0.20)	(0.15)
Redemption fees	—	—	—	— (b)	—	—
Net asset value, end of period	$8.95	$8.57	$8.74	$9.30	$9.51	$10.16
Total Return (c)	5.46%	–0.07%	–4.31%	–0.22%	–4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33	$34	$56	$56	$56	$55
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.06%	1.10%	1.10%	1.10%
Gross expenses	42.04%	27.52%	27.72%	20.84%	28.86%	26.46%
Net investment income (loss)	1.98%	1.88%	1.80%	2.01%	2.09%	2.02%
Portfolio turnover rate	28%	47%	60%	78%	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2017 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation.

Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

36  Semi-Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2017, the Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Semi-Annual Report  37

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Amount	Expiring Year
US Corporate Income	$(3,275,918)	2017

Portfolio	Short-Term*	Long-Term*
US Corporate Income	$(3,002,562)	$(3,420,839)
US Short Duration Fixed Income	(75,610)	(92,136)
Global Fixed Income	(11,563)	—

*	Non-expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
US Short Duration Fixed Income	$ —	$(42,923)
Global Fixed Income	—	(127,570)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales and paydown gain/loss. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

38  Semi-Annual Report

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the

Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares
US Corporate Income	0.55%	0.85%	0.55%
US Short Duration Fixed Income	0.40	0.70	N/A
Global Fixed Income (a)	0.70	1.00	N/A

(a)	From January 1, 2017 through June 6, 2017, percentages were 0.75% and 1.05%, respectively.

In addition to the expense limitation agreements, until May 1, 2018, to the extent the “Total Annual Portfolio Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the period ended June 30, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
US Corporate Income	$188,598	$—	$8,914	$—
US Short Duration Fixed Income	40,144	—	47	6,173
Global Fixed Income	11,057	83,391	85	6,786

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed
US Corporate Income	$4,702	$3,534

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net

Semi-Annual Report  39

assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2017, State Street waived $9,375 of its fee for the Global Fixed Income Portfolio.

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2017, BFDS waived $4,079 of its fee for the US Corporate Income Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total

Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2017 were as follows:

Portfolio	Purchases	Sales
US Corporate Income	$37,149,773	$24,408,566
US Short Duration Fixed Income	13,214,784	8,940,403
Global Fixed Income	1,505,910	1,121,275

	US Government and Treasury Securities
Portfolio	Purchases	Sales
US Short Duration Fixed Income	$28,958,291	$18,957,476
Global Fixed Income	138,643	105,258

For the period ended June 30, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

40  Semi-Annual Report

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2017, the following Portfolio had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
Global Fixed Income	$65,550	$190,000	1.87%	10

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

Semi-Annual Report  41

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(e) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securi-

ties are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities, indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could

42  Semi-Annual Report

have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value meas-

urement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  43

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017
US Corporate Income Portfolio
Corporate Bonds*	$—	$314,206,676	$—	$314,206,676
Short-Term Investments	10,354,239	—	—	10,354,239
Total	$10,354,239	$314,206,676	$—	$324,560,915
US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$17,360,328	$—	$17,360,328
Corporate Bonds*	—	43,029,125	—	43,029,125
Municipal Bonds	—	887,732	—	887,732
US Government Securities	—	20,519,735	—	20,519,735
US Treasury Securities	—	30,803,166	—	30,803,166
Short-Term Investments	2,312,696	—	—	2,312,696
Total	$2,312,696	$112,600,086	$—	$114,912,782
Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,753,338	$—	$1,753,338
Foreign Government Obligations*	—	2,186,230	—	2,186,230
Quasi Government Bonds*	—	31,527	—	31,527
Supranationals	—	353,487	—	353,487
US Municipal Bonds	—	270,667	—	270,667
US Treasury Securities	—	260,560	—	260,560
Short-Term Investments	60,111	—	—	60,111
Other Financial Instruments†
Forward Currency Contracts	—	23,309	—	23,309
Total	$60,111	$4,879,118	$—	$4,939,229
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(61,741)	$—	$(61,741)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$4,800,000

44  Semi-Annual Report

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$23,309
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$61,741

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(13,734)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$4,087

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2017.

As of June 30, 2017, the Global Fixed Income Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2017:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$23,309	$ —	$23,309

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank NA	$2,755	$(2,755)	$—	$—
HSBC Bank USA NA	11,190	(11,190)	—	—
State Street Bank and Trust Co.	9,364	(1,214)	—	8,150
Total	$23,309	$(15,159)	$—	$8,150

Semi-Annual Report  45

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$61,741	$ —	$61,741

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank NA	$13,909	$(2,755)	$—	$11,154
HSBC Bank USA NA	42,096	(11,190)	—	30,906
JPMorgan Chase Bank NA	4,522	—	—	4,522
State Street Bank and Trust Co.	1,214	(1,214)	—	—
Total	$61,741	$(15,159)	$—	$46,582

11. Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

46  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  47

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

48  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex. Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

Semi-Annual Report  49

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 6-7, 2017, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $33 billion of the approximately $215 billion of total assets under the management of the Investment

Manager and its global affiliates as of March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). They noted the methodology and assumptions used by Strategic Insight, including that comparisons ranked each Portfolio in a quintile of the applicable Group or Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

50  Semi-Annual Report

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for each Portfolio to its respective Group and Category median(s). The Directors considered that the Investment Manager continues to voluntarily enter into expense limitation agreements, and that the Investment Manager was waiving advisory fees and/or reimbursing expenses, for each Portfolio.

For both share classes of each Portfolio, gross advisory fees ranked in one of the top three quintiles of the relevant Group.

Similarly, for both share classes of each Portfolio, the expense ratio ranked in one of the three top quintiles of the relevant Group, except for the Global Fixed Income Portfolio, for which the expense ratio of the Open share class was in the fourth quintile with an expense ratio approximately five basis points above the median. The Investment Manager noted that the small size of the Open share class contributed to the expense ratio ranking below the third quintile of the applicable Group and proposed to lower the expense limitation for both share classes by five basis points.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s performance to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2017 (as applicable).

The Directors considered that the performance of one or both share classes of each Portfolio ranked in the fourth or fifth quintile of the Group for the three- and/or five-year periods, and representatives of the Investment Manager discussed with the Directors reasons for relative underperformance: for the Global Fixed Income Portfolio, the Investment Management representatives stated that performance had shown relative improvement in 2017; for the US Corporate Income Portfolio, performance for each share class was in the third quintile for the three-year period; and for the US Short Duration Fixed Income Portfolio relative performance had shown improvement for Institutional Shares in the one-year period, and the Investment Manager representatives stated that the Portfolio’s strategy changed (from investing in US municipal securities) early in the five-year period, which affected performance comparisons for the five-year period.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage

Semi-Annual Report  51

practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.

•	The Board generally was satisfied with the Investment Manager’s explanation that performance was consistent with the investment approach employed for a Portfolio and/or the Investment Manager’s efforts to improve performance and would continue to monitor underperformance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through

52  Semi-Annual Report

meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  53

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS026

Lazard Funds Semi-Annual Report

June 30, 2017

Real Assets Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Real Assets and Pricing Opportunities Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
• Transaction history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We do not share

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes—information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
6	Performance Overviews
12	Information About Your Portfolio’s Expenses
14	Portfolio Holdings Presented by Sector
15	Portfolios of Investments
15	Lazard US Realty Income Portfolio
16	Lazard US Realty Equity Portfolio
17	Lazard Global Realty Equity Portfolio
19	Lazard Global Listed Infrastructure Portfolio
21	Lazard Real Assets and Pricing Opportunities Portfolio
28	Notes to Portfolios of Investments
32	Statements of Assets and Liabilities
34	Statements of Operations
36	Statements of Changes in Net Assets
38	Financial Highlights
43	Notes to Financial Statements
59	Board of Directors and Officers Information
62	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2017, global markets generally performed well, led by widespread gains that were most pronounced in emerging markets and Europe. During this time, the global economic recovery showed signs of broadening beyond the United States to other regions of the world. In this backdrop, US equities extended their multi-year advance, but rose less than their counterparts globally.

Emerging markets equity and debt benefited from continued global economic growth and improvements in corporate and sovereign fundamentals, notably rising earnings growth and stronger country balance sheets. The drivers of these broad improvements appear sustainable and valuations remain compelling among the securities we research. While the outlook is encouraging, our emerging markets investment teams are vigilant about potential risks, such as potential weakness in commodity prices and tighter-than-expected US monetary policy in 2018.

Europe’s economic and investment prospects appear to be at their strongest since the 2007–2008 period, with the consensus outlook largely positive. European economic data and key leading indicators are improving across the board. Policy statements from the European Central Bank suggest that monetary authorities are becoming more optimistic about growth, although policy is expected to remain accommodative over the near-to-medium term. Political risk has subsided but remains. During the first half, a market-friendly result to France’s presidential election helped buoy European sentiment. The results of the UK snap election, meanwhile, created concerns about Britain’s political outlook and the potential effect on Brexit negotiations. Elsewhere, our Tokyo-based team expects Japanese companies to yield strong returns as a result of better growth prospects, improving corporate governance, and stronger fundamentals.

The US economy appears to be in better shape than is commonly appreciated and our US equity team continues to find compelling value across the US market, which consists of companies that are among the world’s most financially productive and well managed. Our US fixed income specialists expect long-term US interest rates to eventually normalize at higher levels as global rate pressures subside in line with Europe’s improving growth outlook.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

The MSCI All Country World Index (“ACWI”) Real Estate® Index (the “Real Estate Index”) returned 7.56% during the first half of 2017. This compares to the MSCI ACWI Equity® Index (the “Equity Index”) return of 11.80% during the same period. Real estate investment trusts (“REITs”) underperformed the broader stock market as the Federal Reserve prepared to progressively increase interest rates for the remainder of the year.

Emerging real estate markets (“EM”) of China, India, and Mexico were the best performers during the six month period due to a recovery in domestic sentiment in those countries. The stabilization in commodity prices and a stark improvement in their overall political sentiment contributed to the EM region’s positive performance during the period.

Developed real estate markets (“DM”) in the United States, United Kingdom, and Japan were the worst performers as the Federal Reserve prepared to progressively increase interest rates through the remainder of the year. The DM regions constitute the largest weight within the Real Estate Index, and as a result drove its overall underperformance relative to the Equity Index.

In the United States, industrial, health care, and specialized REITs were the top performers during the period. Retail and lodging REITs underperformed the broader REIT index during this time. We are witnessing an increase in commercial real estate supply across the apartment, self-storage, and lodging sectors. Further, negative sentiment concerning retailers and an increased propensity of store closures continues to negatively impact owners of retail real estate in the country. We have maintained our underweight position in retail REITs relative to the index. Further, we continue to progressively reposition our Portfolios to increase our exposure to high-velocity net operating income growers with lower levels of balance sheet leverage and property portfolios exposed to reduced supply levels versus the national average.

In Europe, we are positively biased towards London-centric landlords as we believe a weaker currency and sustained leasing momentum should substantially benefit the local investment market in the region. A number of major London assets traded at valuations that validated our positive thesis on the region. We also increased our exposure to French and German office companies as we believe the public real estate markets offer an opportunity to acquire portfolios at a discounted valuation with an attractive current yield.

In Asia, we increased our exposure to defensive real estate companies in Japan and Hong Kong, which should outperform due to a combination of positive portfolio operations, attractive interest rates, and a stable macro outlook.

Across the emerging markets, we are overweight Mexican REITs (known as FIBRAs) which were negatively impacted in the aftermath of the presidential election in the United States. All of the FIBRAs we are invested in reported strong earnings during the period, which further substantiated our positive investment bias. We expect the FIBRAs to continue to grow cash flows at a healthy rate which should further aid their improving dividend profile. We are also positive on select real estate opportunities in the Philippines and Brazil. We increased our exposure to Brazil on equity market corrections which were dichotomous to the underlying real estate fundamentals and market valuations.

Global Listed Infrastructure

Investor optimism continued to prevail in the global equity markets during the first half of the year as investors were encouraged by positive economic news and a favorable corporate earnings season. In the United States, pro-business policies of the new administration continued to create investor optimism. The UK government began the official process of leaving the European Union by triggering Article 50 during March. In Europe, markets posted solid gains as the European economic recovery was boosted by the market-friendly outcome of the French elections. Macron was elected president of France, defeating Le Pen in the second round of voting. In spite of the raft of geopolitical risks which seemingly abound, we continued to search for value opportunities in our well-defined universe of preferred infrastructure. With recent market moves, this task is becoming increasingly difficult to achieve with our relentless focus on an adequate level of risk-adjusted returns.

Lazard US Realty Income Portfolio

For the six months ended June 30, 2017, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 2.33%, while Open Shares

Semi-Annual Report  3

posted a total return of 2.18%, as compared with the 6.25% blended index return for the 50% MSCI REIT Preferred® Index/50% MSCI USA Investable Market Index (“IMI”) Core Real Estate® Index (the “US Realty Income Index”).

During this time, 64% of the Portfolio was invested in common equities and 34% of the Portfolio was invested in preferred equities. The Portfolio’s investment in preferred equities helped relative performance. Physicians Realty, Sun Communities, and PS Business Parks Preferred contributed the most to relative performance. All three companies reported results that exceeded market expectations for the period. Penn REIT, Simon Property Group, and Life Storage hurt relative performance the most. Penn REIT and Simon Property Group were impacted by the negative market sentiment towards retail REITs despite reporting strong results. Life Storage reported disappointing earnings and was sold during the period. We have since reduced our exposure to the three companies.

Lazard US Realty Equity Portfolio

For the six months ended June 30, 2017, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 5.21%, while Open Shares posted a total return of 5.09%, as compared with the 3.98% return for the MSCI USA IMI CORE Real Estate Index.

American Tower, Equinix, and Equity LifeStyle contributed the most to relative performance. All three companies reported an improved long-term growth outlook which exceeded market expectations. Simon Property Group, Federal Realty, and Retail Opportunity Investments hurt relative performance the most during the period. All three companies were impacted by the negative market sentiment towards retail REITs despite reporting strong results. We have since reduced our exposure to mall landlord Simon Property Group. We continue to favor and own both Federal Realty and Retail Opportunity Investments due to the relative strength of their underlying property portfolios.

Lazard Global Realty Equity Portfolio

For the six months ended June 30, 2017, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 8.40%, while Open Shares posted a total return of 8.27%, as compared with the 7.56% return for the MSCI ACWI IMI CORE Real Estate® Index.

Stock selection in the United States and an overweight to Mexico contributed the most to relative performance, while an underweight to China hurt relative performance during the period. Vonovia (Germany), Link REIT (Hong Kong), and Sun Hung Kai (Hong Kong) contributed the most to relative performance during the period. All three companies benefited from strong results and outperformance from their domestic real estate markets.

Simon Property Group (United States), Great Portland (United Kingdom), and Education Realty (United States) hurt relative performance the most during the period. Simon was impacted by the negative market sentiment towards retail REITs in the United States despite reporting strong results. Education Realty and Great Portland reported slightly weaker results during the period. We have since reduced our exposure to Simon and Education Realty. We continue to favor and own Great Portland due to its discounted valuation and the relative strength of its portfolio.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2017, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 16.03%, while Open Shares posted a total return of 15.87%, as compared with the 10.55% return for the Custom Infrastructure Index (USD Hedged)1 and 10.66% return for the MSCI World® Index.

US railroad CSX was the largest contributor to performance during the first half of the year following the resignation of Canadian Pacific’s (CP) CEO, Hunter Harrison, and a report from The Wall Street Journal that activist investor Paul Hilal of Mantle Ridge had recruited Harrison to pursue a $1 billion investment opportunity that investors would be committed to for five years. Harrison has taken up the position of CEO at CSX and the market has priced in the expectation that he will implement significant increases to the railroad’s operating efficiency. Hilal had previously personally recruited Harrison to lead CP. In four and a half years, Harrison’s precision railroading model improved CP’s operating margin by around 20%. We took the opportunity of the share price bounce to close our position.

Spanish toll road operator Abertis Infraestructuras was another strong contributor on the back of rumors surrounding a possible bid for the company from Ital-

4  Semi-Annual Report

ian toll road operator Atlantia. We remain skeptical on the proposed investment rationale for such a deal or the likelihood of it succeeding given the various shareholdings and incentives in place within Abertis. Additionally, Abertis announced the acquisition of a further 15% of southern French toll road company SANEF, taking it to 100%. The acquisition price of SANEF was attractive and less than our fair value.

Lazard Real Assets and Pricing Opportunities Portfolio

For the six months ended June 30, 2017, the Lazard Real Assets and Pricing Opportunities Portfolio’s Institutional Shares posted a total return of 4.51%, as compared with the 6.01% blended index return for the 70% MSCI World Index (USD Hedged)/30% Bloomberg Barclays World Government Inflation-Linked Blended® Index (USD Hedged) (the “Real Assets Index”). The Open Shares posted a total return of 4.07% for the period since inception on January 9, 2017 through June 30, 2017, as compared with the 4.82% return for the Real Assets Index for the same period.

Changes to the market forecast during the first half of 2017 reflected a shift from cautious to more upbeat views in several of our considerations. Several factors were involved in our assessment, including economic data from Europe and Japan, liquidity trends on credit availability and consumer credit on the demand side, as well as sentiment indicators relevant to geopolitical risk and factors affecting regulations in different regions.

Within equities, listed infrastructure stocks CSX, Abertis Infraestructuras, and Fraport—American, Spanish, and German companies, respectively—helped the Portfolio. In aggregate, pricing power stocks contributed strongly while global REITs were also positive contributors to performance but to a lesser degree.

Commodity futures and equities detracted from returns due to exposure to an index-tracking exchange traded note and crude oil futures contracts, and a position in US-based energy services company, Helix Energy Solutions. US stocks Deere and Westlake Chemical—a US-based agricultural equipment manufacturer and petrochemical manufacturer, respectively—helped performance within the Portfolio’s commodity investments.

Inflation-linked bonds contributed to performance. Overweight exposure to Mexico and underweight to the United Kingdom helped performance. Currency exposure to the Mexican peso, Swedish krona, and New Zealand dollar, as well as underweight real duration positioning, were positive contributors. Exposure to the pound sterling during the period hurt relative performance.

The Portfolio is hedged to US dollars using forward contracts as we seek to mitigate FX impact (directional FX views are allowed up to 15% of the total Portfolio).

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Custom Infrastructure Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter.

Semi-Annual Report  5

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, US Realty Income Index, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	Institutional Shares			Open Shares
	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†
US Realty Income Portfolio**	2.99%	6.16%	9.46%	2.70%	5.87%	9.19%
US Realty Income Index	2.70%	8.62%	11.08%	2.70%	8.62%	10.19%
FTSE NAREIT All Equity REITs Index	0.22%	9.95%	13.68%	0.22%	9.95%	8.17%
Wells Fargo Hybrid and Preferred Securities REIT Index	5.53%	7.10%	8.23%	5.53%	7.10%	11.30%
Hybrid Index	2.95%	8.67%	11.13%	2.95%	8.67%	10.22%
S&P 500 Index	17.90%	14.63%	16.50%	17.90%	14.63%	14.75%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. Both the Hybrid Index and the US Realty Income Index are unmanaged indices created by the Investment Manager. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The US Realty Income Index links the performance of the Hybrid Index for all periods through March 31, 2017 (when the Portfolio’s benchmark index changed) and 50/50 blend of the MSCI REIT Preferred® Index and MSCI USA IMI Core Real Estate® Index for all periods thereafter. The FTSE NAREIT All Equity REITs Index is a free float-adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries, representing roughly 89% of the total market capitalization of the FTSE NAREIT US Real Estate Index Series which also includes mortgage REITs. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated

6  Semi-Annual Report

preferred securities issued in the US domestic market. Qualifying securities must have a par amount of $25, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $50 million. The index includes preferred shares (perpetual preferred securities) and depository shares. The MSCI REIT Preferred Index is a preferred stock market capitalization-weighted total return index of certain exchange-traded perpetual preferred securities issued by US Equity and US Hybrid REITs. The MSCI USA IMI Core Real Estate Index was launched on October 2014 and is a free float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The indices are unmanaged, have no fees or costs and are not available for investment.

As of April 1, 2017, the Hybrid Index was replaced with the US Realty Income Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was July 30, 2008.

Semi-Annual Report  7

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio, US Realty Equity Linked Index, MSCI US REIT® Index and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	Institutional Shares			Open Shares
	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†
US Realty Equity Portfolio**	1.67%	9.29%	14.34%	1.37%	9.01%	18.39%
US Realty Equity Linked Index	–0.52%	9.79%	13.55%	–0.52%	9.79%	14.87%
MSCI USA IMI Core Real Estate Index	–1.97%	N/A	N/A	–1.97%	N/A	N/A
MSCI US REIT Index	–1.82%	9.39%	12.95%	–1.82%	9.39%	14.69%
FTSE NAREIT All Equity REITs Index	0.22%	9.95%	13.70%	0.22%	9.95%	14.98%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The US Realty Equity Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the FTSE NAREIT All Equity REITs Index for all periods through March 31, 2017 (when the Portfolio’s benchmark index changed) and MSCI USA IMI Core Real Estate Index for all periods thereafter. The FTSE NAREIT All Equity REITs Index is a free float-adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries, representing roughly 89% of the total market capitalization of the FTSE NAREIT US Real Estate Index Series which also includes mortgage REITs. The MSCI USA IMI Core Real Estate Index was launched on October 2014 and is a free float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The MSCI US REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA IMI its parent index which captures large, mid and small caps securities. With 155 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard. It however excludes Mortgage REIT and selected Specialized REITs. The indices are unmanaged, have no fees or costs and are not available for investment.

As of April 1, 2017, the FTSE NAREIT All Equity REITs Index was replaced with the MSCI USA IMI Core Real Estate Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

8  Semi-Annual Report

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, New Global Realty Linked Index, FTSE EPRA/NAREIT Global® Index and FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Old Global Realty Linked Index”)*

Average Annual Total Returns*

Periods Ended June 30, 2017

	Institutional Shares			Open Shares
	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†
Global Realty Equity Portfolio**	3.14%	8.65%	10.84%	2.89%	8.33%	13.74%
New Global Realty Linked Index	2.77%	8.76%	10.55%	2.77%	8.76%	11.38%
MSCI ACWI IMI Core Real Estate® Index	2.57%	N/A	N/A	2.57%	N/A	N/A
FTSE EPRA/NAREIT Global Index	2.19%	7.32%	10.01%	2.19%	7.32%	11.34%
Old Global Realty Linked Index	2.19%	7.29%	9.81%	2.19%	7.29%	11.13%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. Both the Old Global Realty Linked Index and the New Global Realty Linked Index are unmanaged indices created by the Investment Manager. The Old Global Realty Linked Index links the performance of the FTSE EPRA/NAREIT Global ex-US® Index for all periods through August 14, 2013 (when the Portfolio’s investment strategy changed from investing primarily in non-US realty companies to a global approach) and the FTSE EPRA/NAREIT Global Index for all periods thereafter. The New Global Realty Linked Index links the performance of the Old Global Realty Linked Index for all periods through March 31, 2017 (when the Portfolio’s benchmark index changed) and MSCI ACWI IMI Core Real Estate Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free float-adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The MSCI ACWI IMI Core Real Estate Index was launched on May 2015 and is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 24 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The indices are unmanaged, have no fees or costs and are not available for investment.

As of April 1, 2017, the FTSE EPRA/NAREIT Global Index was replaced with the MSCI ACWI IMI Core Real Estate Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

Semi-Annual Report  9

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, The Custom Infrastructure Index (USD Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2017

	One	Five	Since
	Year	Years	Inception†
Institutional Shares**	22.68%	18.23%	13.38%
Open Shares**	22.43%	17.89%	13.03%
The Custom Infrastructure Index (USD Hedged)	10.18%	13.59%	10.13%
MSCI World Index	18.20%	11.38%	9.06%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Custom Infrastructure Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged USD) tracks a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector. The FTSE Developed Core Infrastructure 50/50 (100% Hedged to USD Net Tax) Index tracks a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The index consists of 23 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

10  Semi-Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets and Pricing Opportunities Portfolio, The Real Assets Index (USD Hedged) and MSCI World Index*

Total Returns*

Periods Ended June 30, 2017

Since
Inception†
Institutional Shares**	4.51%
Open Shares**	4.07%
The Real Assets Index (USD Hedged)	6.01% (Institutional Shares) 4.82% (Open Shares)
MSCI World Index	10.55% (Institutional Shares) 8.65% (Open Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Real Assets Index is an unmanaged index created by the Investment Manager, which is the performance of the 70% MSCI World Index (USD Hedged) and the 30% Bloomberg Barclays World Government Inflation-Linked Blended ® Index (USD Hedged). The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The index consists of 23 developed markets country indices. The Bloomberg Barclays World Government Inflation-Linked Blended Index (USD Hedged) measures the performance of investment grade, government inflation-linked debt from 12 different developed markets countries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

Semi-Annual Report  11

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2017 through June 30, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

12  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period* 1/1/17 - 6/30/17	Annualized Expense Ratio During Period 1/1/17 - 6/30/17

US Realty Income
Institutional Shares
Actual	$1,000.00	$1,023.30	$5.02	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Open Shares
Actual	$1,000.00	$1,021.80	$6.52	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,052.10	$5.29	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.21	1.04%
Open Shares
Actual	$1,000.00	$1,050.90	$6.81	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.71	1.34%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$1,084.00	$5.17	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Open Shares
Actual	$1,000.00	$1,082.70	$6.71	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,160.30	$5.09	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Open Shares
Actual	$1,000.00	$1,158.70	$6.42	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Real Assets and Pricing Opportunities
Institutional Shares
Actual	$1,000.00	$1,045.10	$4.56	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares†
Actual	$1,000.00	$1,040.70	$5.56	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$5.50	1.15%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
†	The inception date for the Open Shares was January 9, 2017.

Semi-Annual Report  13

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2017 (unaudited)

Sector*	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio
Consumer Discretionary	—%	—%	—%	9.1%	7.3%
Consumer Staples	—	—	—	—	3.1
Energy	—	—	—	5.4	3,3
Financials	8.2	—	—	—	4.2
Health Care	—	—	—	—	3.3
Industrials	—	—	—	44.6	13.0
Information Technology	—	—	—	—	3.0
Materials	—	—	—	—	2.4
Real Estate	90.6	98.6	98.5	—	19.3
Telecommunication Services	—	—	—	—	1.7
Utilities	—	—	—	30.3	6.5
Sovereign Debt	—	—	—	—	10.5
US Treasury Securities	—	—	—	—	19.0
Short-Term Investments	1.2	1.4	1.5	10.6	3.4
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

14  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2017 (unaudited)

Description	Shares	Fair Value

Lazard US Realty Income Portfolio

Preferred Stocks | 37.7%

Equity Real Estate Investment Trusts (REITs) | 37.4%
Alexandria Real Estate Equities, Inc., Series D, 7.000%	35,339	$1,275,738
American Homes 4 Rent, Series E, 6.350%	6,795	175,583
Ashford Hospitality Prime, Inc., Series B, 5.500%	43,591	869,205
Ashford Hospitality Trust, Inc., Series G, 7.375%	24,490	611,025
CBL & Associates Properties, Inc.:
Series E, 6.625%	7,511	174,631
Series D, 7.375%	46,403	1,079,334
City Office REIT, Inc., Series A, 6.625%	9,600	242,496
Colony NorthStar, Inc., Series H, 7.125%	14,906	383,829
DDR Corp., Series K, 6.250%	13,921	349,139
Digital Realty Trust, Inc., Series G, 5.875%	3,463	88,549
Equity LifeStyle Properties, Inc., Series C, 6.750%	4,300	109,435
Hersha Hospitality Trust, Series E, 6.500%	49,287	1,238,089
iStar, Inc., Series I, 7.500%	28,100	689,293
Kilroy Realty Corp., Series H, 6.375%	3,430	87,122
Kimco Realty Corp., Series J, 5.500%	34,515	865,981
National Retail Properties, Inc., Series F, 5.200%	15,300	371,025
Pebblebrook Hotel Trust, Series C, 6.500%	17,331	436,048
PS Business Parks, Inc., Series U, 5.750%	40,803	1,027,012
Public Storage, Series E, 4.900%	25,900	626,521
Rexford Industrial Realty, Inc., Series A, 5.875%	30,500	768,295
Taubman Centers, Inc., Series K, 6.250%	20,567	521,168
Washington Prime Group, Inc., Series I, 6.875%	28,100	721,608
		12,711,126
Description	Shares	Fair Value

Mortgage Real Estate Investment Trusts (REITs) | 0.3%
Apollo Commercial Real Estate Finance, Inc., Series A, 8.625%	3,427	$88,245

Total Preferred Stocks (Cost $12,504,088)		12,799,371

Real Estate Investment Trusts | 60.5%

Equity Real Estate Investment Trusts (REITs) | 52.6%
Colony NorthStar, Inc.,	75,103	1,058,201
Education Realty Trust, Inc.	23,224	899,930
EPR Properties	7,249	520,986
Extra Space Storage, Inc.	22,905	1,786,590
GGP, Inc.	89,467	2,107,842
National Health Investors, Inc.	2,491	197,287
National Storage Affiliates Trust	70,508	1,629,440
Park Hotels & Resorts, Inc.	43,800	1,180,848
Physicians Realty Trust	58,183	1,171,806
Realty Income Corp.	29,000	1,600,220
Retail Opportunity Investments Corp.	40,851	783,931
STAG Industrial, Inc.	13,000	358,800
Sun Communities, Inc.	12,010	1,053,157
Uniti Group, Inc.	74,279	1,867,374
VEREIT, Inc.	204,322	1,663,181
		17,879,593
Mortgage Real Estate Investment Trusts (REITs) | 7.9%
Blackstone Mortgage Trust, Inc., Class A	33,773	1,067,227
Starwood Property Trust, Inc.	72,258	1,617,856
		2,685,083
Total Real Estate Investment Trusts (Cost $20,512,173)		20,564,676

Short-Term Investments | 1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $397,872)	397,872	397,872

Total Investments | 99.4% (Cost $33,414,133) (a)		$33,761,919

Cash and Other Assets in Excess of Liabilities | 0.6%		202,460

Net Assets | 100.0%		$33,964,379

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio

Real Estate Investment Trusts | 98.4%
Acadia Realty Trust	20,446	$568,399
Alexandria Real Estate Equities, Inc.	22,522	2,713,225
American Homes 4 Rent, Class A	141,053	3,183,566
American Tower Corp.	35,045	4,637,155
Apartment Investment & Management Co., Class A	25,763	1,107,036
AvalonBay Communities, Inc.	16,642	3,198,093
Boston Properties, Inc.	35,791	4,403,009
Colony Starwood Homes	45,815	1,571,913
Digital Realty Trust, Inc.	25,310	2,858,765
Education Realty Trust, Inc.	29,123	1,128,516
Equinix, Inc.	9,918	4,256,409
Equity LifeStyle Properties, Inc.	35,609	3,074,481
Essex Property Trust, Inc.	10,490	2,698,762
Extra Space Storage, Inc.	11,995	935,610
Federal Realty Investment Trust	12,690	1,603,889
GGP, Inc.	154,261	3,634,389
HCP, Inc.	81,675	2,610,333
Host Hotels & Resorts, Inc.	66,803	1,220,491
Invitation Homes, Inc.	60,000	1,297,800
National Storage Affiliates Trust	82,358	1,903,293
Park Hotels & Resorts, Inc.	53,600	1,445,056
Physicians Realty Trust	81,792	1,647,291
Prologis, Inc.	66,258	3,885,369
Description	Shares	Fair Value

PS Business Parks, Inc.	16,371	$2,167,357
Public Storage	14,727	3,071,021
Retail Opportunity Investments Corp.	112,944	2,167,395
Simon Property Group, Inc.	18,592	3,007,442
SL Green Realty Corp.	17,381	1,838,910
Sun Communities, Inc.	8,561	750,714
Sunstone Hotel Investors, Inc.	96,156	1,550,035
Uniti Group, Inc.	43,900	1,103,646
VEREIT, Inc.	110,400	898,656

Total Real Estate Investment Trusts (Cost $63,194,421)		72,138,026

Short-Term Investments | 1.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $998,352)	998,352	998,352

Total Investments | 99.8% (Cost $64,192,773) (a)		$73,136,378

Cash and Other Assets in Excess of Liabilities | 0.2%		129,404

Net Assets | 100.0%		$73,265,782

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio

Common Stocks | 26.8%

Brazil | 0.6%
BR Properties SA	11,440	$31,113

Canada | 1.5%
StorageVault Canada, Inc.	37,428	76,195

China | 2.5%
China Overseas Land & Investment, Ltd.	22,000	64,409
China Resources Land, Ltd.	20,000	58,298
		122,707
Germany | 4.1%
Vonovia SE	5,109	203,005

Hong Kong | 3.2%
Sun Hung Kai Properties, Ltd.	11,000	161,612

Japan | 8.5%
Hulic Co., Ltd.	12,800	130,834
Mitsubishi Estate Co., Ltd.	4,900	91,538
Mitsui Fudosan Co., Ltd.	8,380	200,344
		422,716
Philippines | 2.4%
Megaworld Corp.	1,394,000	118,824

Singapore | 1.5%
Frasers Centrepoint, Ltd.	37,100	50,667
Global Logistic Properties, Ltd.	12,700	26,394
		77,061
Sweden | 1.5%
Hufvudstaden AB, Class A	4,380	72,694

United Arab Emirates | 1.0%
Emaar Properties PJSC	23,623	49,807

Total Common Stocks
(Cost $1,297,153)		1,335,734
Description	Shares	Fair Value

Real Estate Investment Trusts | 71.6%

Australia | 4.6%
Goodman Group	6,159	$37,221
Investa Office Fund	7,642	25,794
Mirvac Group	44,780	73,475
The GPT Group	13,206	48,575
Westfield Corp.	7,618	46,986
		232,051
Canada | 1.0%
Boardwalk Real Estate Investment Trust	1,360	49,867

France | 3.0%
Klepierre	1,726	70,754
Unibail-Rodamco SE	313	78,924
		149,678
Hong Kong | 3.7%
Link Real Estate Investment Trust	24,519	186,552

Japan | 1.1%
Activia Properties, Inc.	13	55,548

Mexico | 3.7%
Concentradora Fibra Danhos SA de CV	29,970	53,719
Macquarie Mexico Real Estate Management SA de CV	45,700	53,786
PLA Administradora Industrial S de RL de CV	9,600	17,673
Prologis Property Mexico SA de CV	30,500	57,693
		182,871
Spain | 1.6%
Merlin Properties Socimi SA	6,366	80,476

United Kingdom | 6.7%
Big Yellow Group PLC	7,117	73,434
Great Portland Estates PLC	15,837	123,266
Land Securities Group PLC	3,814	50,345
The Unite Group PLC	6,653	56,267
Workspace Group PLC	2,503	28,993
		332,305

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio (concluded)

United States | 46.2%
Alexandria Real Estate Equities, Inc.	961	$115,772
American Homes 4 Rent, Class A	6,599	148,939
American Tower Corp.	487	64,440
Apartment Investment & Management Co., Class A	289	12,418
AvalonBay Communities, Inc.	392	75,331
Boston Properties, Inc.	1,299	159,803
Colony Starwood Homes	1,416	48,583
Digital Realty Trust, Inc.	989	111,708
Education Realty Trust, Inc.	2,191	84,901
Equinix, Inc.	255	109,436
Equity Lifestyle Properties, Inc.	1,383	119,408
Essex Property Trust, Inc.	394	101,364
GGP, Inc.	6,852	161,433
HCP, Inc.	3,989	127,488
Host Hotels & Resorts, Inc.	277	5,061
Invitation Homes, Inc.	3,493	75,554
National Storage Affiliates Trust	4,277	98,841
Physicians Realty Trust	3,645	73,410
Prologis, Inc.	2,437	142,906
Description	Shares	Fair Value

PS Business Parks, Inc.	480	$63,547
Public Storage	467	97,384
Retail Opportunity Investments Corp.	3,896	74,764
SL Green Realty Corp.	474	50,149
Sun Communities, Inc.	285	24,992
Sunstone Hotel Investors, Inc.	4,977	80,229
Uniti Group, Inc.	3,197	80,373
		2,308,234

Total Real Estate Investment Trusts (Cost $3,331,856)		3,577,582

Short-Term Investments | 1.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $72,355)	72,355	72,355

Total Investments | 99.8% (Cost $4,701,364) (a)		$4,985,671

Cash and Other Assets in Excess of Liabilities | 0.2%		11,898

Net Assets | 100.0%		$4,997,569

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 90.5%

Australia | 8.6%
Macquarie Atlas Roads Group	17,475,353	$75,353,280
Spark Infrastructure Group	62,398,901	125,558,636
Transurban Group	25,189,050	229,262,412
		430,174,328
France | 15.1%
Aeroports de Paris	826,449	133,500,596
Eutelsat Communications SA	8,951,921	228,849,233
Vinci SA	4,529,731	386,930,467
		749,280,296
Germany | 3.9%
Fraport AG	2,194,050	194,086,000

Italy | 25.9%
ASTM SpA	955,619	16,569,060
Atlantia SpA	14,230,472	401,886,911
Hera SpA	22,717,851	69,367,103
Italgas SpA	29,596,287	149,502,926
Snam SpA	52,546,547	229,827,511
Societa Iniziative Autostradali e Servizi SpA	2,166,147	23,933,690
Terna SpA	73,040,666	395,274,452
		1,286,361,653
Luxembourg | 4.6%
SES SA	9,684,712	227,104,053

Portugal | 1.0%
REN - Redes Energeticas Nacionais SGPS SA	15,916,278	49,843,101
Description	Shares	Fair Value

Spain | 8.5%
Abertis Infraestructuras SA	13,060,390	$242,161,235
Enagas SA	1,483,891	41,685,983
Red Electrica Corporacion SA	6,518,600	136,507,037
		420,354,255
United Kingdom | 7.3%
Pennon Group PLC	18,327,816	196,928,657
United Utilities Group PLC	14,773,900	167,042,952
		363,971,609
United States | 15.6%
Ameren Corp.	1,270,650	69,466,435
Genesee & Wyoming, Inc., Class A (b)	797,200	54,520,508
Norfolk Southern Corp.	2,051,437	249,659,883
PG&E Corp.	2,501,649	166,034,444
Union Pacific Corp.	2,145,000	233,611,950
		773,293,220
Total Common Stocks (Cost $3,967,963,543)		4,494,468,515

Short-Term Investments | 10.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $533,897,686)	533,897,686	533,897,686

Total Investments | 101.2% (Cost $4,501,861,229) (a), (c)		$5,028,366,201

Liabilities in Excess of Cash and Other Assets | (1.2)%		(57,902,073)

Net Assets | 100.0%		$4,970,464,128

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	18,002,371	USD	13,823,121	CIT	09/28/17	$—	$1,262
USD	54,516,269	AUD	72,174,476	BNP	09/28/17	—	897,844
USD	123,963,673	AUD	164,290,393	CIT	09/28/17	—	2,175,189
USD	74,078,864	AUD	98,094,054	HSB	09/28/17	—	1,235,780
USD	48,782,840	AUD	64,566,426	RBC	09/28/17	—	789,964
USD	97,639,716	AUD	129,283,887	SCB	09/28/17	—	1,621,854
USD	53,945,296	AUD	71,427,072	SSB	09/28/17	—	894,974
USD	465,013,532	EUR	415,274,079	BNP	09/28/17	—	11,414,260
USD	278,354,940	EUR	248,642,197	CAN	09/28/17	—	6,902,578
USD	437,867,473	EUR	391,239,544	CIT	09/28/17	—	10,986,432
USD	578,084,040	EUR	516,382,525	HSB	09/28/17	—	14,341,537
USD	459,960,369	EUR	410,910,038	MEL	09/28/17	—	11,460,728
USD	444,912,842	EUR	397,502,695	RBC	09/28/17	—	11,126,533
USD	331,838,353	EUR	296,494,437	SSB	09/28/17	—	8,318,177
USD	25,725,380	GBP	20,010,719	CIT	09/28/17	—	405,726
USD	34,208,752	GBP	26,744,392	CIT	09/28/17	—	715,558
USD	58,995,307	GBP	46,460,680	CIT	09/28/17	—	1,675,624
USD	89,510,004	GBP	70,489,754	HSB	09/28/17	—	2,539,424
USD	88,494,874	GBP	69,686,216	RBC	09/28/17	—	2,505,249
USD	47,415,940	GBP	37,342,208	SSB	09/28/17	—	1,347,584
Total gross unrealized depreciation on Forward Currency Contracts						$—	$91,356,277

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (d)

Common Stocks | 61.3%

Australia | 2.5%
Aristocrat Leisure, Ltd.	783	$13,566
AusNet Services	8,831	11,776
Credit Corp. Group, Ltd.	907	12,333
CSL, Ltd.	755	80,224
Harvey Norman Holdings, Ltd.	4,788	14,049
Macquarie Atlas Roads Group	9,549	41,175
Ramsay Health Care, Ltd.	604	34,199
Telstra Corp., Ltd.	16,795	55,613
The GPT Group REIT	4,263	15,681
Transurban Group	13,380	121,780
		400,396
Austria | 0.1%
CA Immobilien Anlagen AG	234	5,707
S IMMO AG	573	8,313
		14,020
Belgium | 0.4%
Aedifica SA REIT	192	16,747
Befimmo SA REIT	73	4,340
Cofinimmo SA REIT	273	33,574
Warehouses De Pauw CVA REIT	128	13,453
		68,114
Canada | 4.1%
Agnico Eagle Mines, Ltd.	438	19,763
Atco, Ltd., Class I	1,399	54,706
Barrick Gold Corp.	1,237	19,679
BCE, Inc.	1,245	56,067
BRP, Inc.	332	9,726
Canadian Apartment Properties REIT	771	19,959
Canadian Imperial Bank of Commerce	416	33,808
Canadian National Railway Co.	626	50,792
Chartwell Retirement Residences	289	3,452
CI Financial Corp.	1,792	38,195
Constellation Software, Inc.	17	8,893
Dollarama, Inc.	617	58,955
Fortis, Inc.	293	10,298
Granite Real Estate Investment Trust	771	30,494
Great-West Lifeco, Inc.	445	12,062
Killam Apartment Real Estate Investment Trust	675	6,631
Laurentian Bank of Canada	315	13,158
Lundin Mining Corp.	2,675	15,203
Description	Shares	Fair Value

Magna International, Inc.	499	$23,114
NorthWest Healthcare Properties Real Estate Investment Trust	1,300	10,706
Pure Industrial Real Estate Trust	4,440	23,556
Royal Bank of Canada	700	50,827
Suncor Energy, Inc.	663	19,372
TELUS Corp.	479	16,537
The Toronto-Dominion Bank	952	47,974
		653,927
Denmark | 0.1%
Vestas Wind Systems A/S	193	17,882

France | 2.5%
Aeroports de Paris	432	69,783
Air Liquide SA	85	10,563
Eutelsat Communications SA	5,059	129,330
Gecina SA REIT	37	5,805
ICADE REIT	74	6,234
L’Oreal SA	83	17,299
Mercialys SA REIT	538	10,530
Peugeot SA	493	9,841
TOTAL SA Sponsored ADR	200	9,918
Vinci SA	1,434	122,492
		391,795
Germany | 1.2%
alstria office REIT-AG	1,315	17,787
Deutsche EuroShop AG	164	6,470
Deutsche Wohnen AG	138	5,282
Fraport AG	843	74,572
GAGFAH SA (b)	312	6,956
Hamborner REIT AG	1,031	10,583
LEG Immobilien AG	126	11,854
TAG Immobilien AG	965	15,175
thyssenkrupp AG	624	17,738
TLG Immobilien AG	524	10,725
Vonovia SE	251	9,973
WCM Beteiligungs & Grundbesitz-AG (b)	1,481	5,368
		192,483
Hong Kong | 2.2%
ASM Pacific Technology, Ltd.	1,244	16,794
Champion REIT	40,000	25,465
CLP Holdings, Ltd.	5,500	58,194
Far East Consortium International, Ltd./HK	10,000	5,585
Hongkong Land Holdings, Ltd.	1,100	7,946
Hysan Development Co., Ltd.	7,000	33,434
Jardine Matheson Holdings, Ltd.	672	42,721

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Link Real Estate Investment Trust	7,500	$57,064
Man Wah Holdings, Ltd.	14,800	13,292
PCCW, Ltd.	46,000	26,164
Prosperity REIT	11,000	4,678
Swire Properties, Ltd.	3,400	11,230
The Wharf Holdings, Ltd.	1,000	8,289
Xinyi Glass Holdings, Ltd.	32,000	31,730
Yue Yuen Industrial Holdings, Ltd.	2,000	8,300
		350,886
Ireland | 0.3%
CRH PLC	559	19,834
Irish Residential Properties REIT PLC	4,097	6,366
Ryanair Holdings PLC Sponsored ADR (b)	124	13,343
		39,543
Italy | 3.3%
ASTM SpA	446	7,733
Atlantia SpA	4,794	135,389
Hera SpA	12,962	39,578
Italgas SpA	17,157	86,667
Snam SpA	27,472	120,157
Societa Iniziative Autostradali e Servizi SpA	2,082	23,004
Terna SpA	22,472	121,612
		534,140
Japan | 2.6%
Advance Residence Investment Corp. REIT	3	7,455
Asahi Glass Co., Ltd.	600	25,321
Central Japan Railway Co.	100	16,316
Daikyo, Inc.	3,000	6,122
Daiwa House REIT Investment Corp.	7	16,611
Industrial & Infrastructure Fund Investment Corp. REIT	1	4,536
Japan Excellent, Inc. REIT	3	3,337
Japan Logistics Fund, Inc. REIT	11	22,834
Japan Prime Realty Investment Corp. REIT	2	6,926
Japan Retail Fund Investment Corp.	2	3,690
JFE Holdings, Inc.	900	15,656
KDDI Corp.	600	15,895
Kenedix Office Investment Corp. REIT	2	10,669
Mitsubishi UFJ Financial Group, Inc.	1,800	12,139
Mori Trust Sogo Reit, Inc. REIT	3	4,844
MS&AD Insurance Group Holdings, Inc.	500	16,859
Nichirei Corp.	500	14,021
Nippon Accommodations Fund, Inc. REIT	5	20,903
Nippon Steel & Sumitomo Metal Corp.	900	20,372
Nishi-Nippon Railroad Co., Ltd.	4,000	17,994
Description	Shares	Fair Value

Nitto Denko Corp.	200	$16,499
Nomura Real Estate Master Fund, Inc. REIT	3	4,096
Obayashi Corp.	1,100	12,948
Okamura Corp.	1,000	9,504
Premier Investment Corp. REIT	7	6,836
S Foods, Inc.	500	18,403
Shin-Etsu Chemical Co., Ltd.	200	18,168
The Nisshin Oillio Group, Ltd.	2,000	11,748
TOC Co., Ltd.	200	1,894
Tokio Marine Holdings, Inc.	100	4,155
Tokyu REIT, Inc.	3	3,644
West Japan Railway Co.	600	42,426
		412,821
Luxembourg | 0.9%
SES SA (France)	1,600	37,520
SES SA (Luxembourg)	4,012	94,052
Tenaris SA ADR	604	18,808
		150,380
Netherlands | 0.3%
Akzo Nobel NV	177	15,366
NN Group NV	696	24,780
		40,146
New Zealand | 0.2%
Air New Zealand, Ltd.	8,502	20,325
Spark New Zealand, Ltd.	5,874	16,287
		36,612
Norway | 0.3%
Entra ASA	1,357	16,923
Statoil ASA	1,440	23,933
		40,856
Singapore | 1.4%
Ascendas Real Estate Investment Trust	16,200	30,718
CapitaLand Mall Trust REIT	18,600	26,683
DBS Group Holdings, Ltd.	1,459	21,981
Lippo Malls Indonesia Retail Trust REIT	18,700	6,045
Mapletree Industrial Trust REIT	3,900	5,270
Mapletree Logistics Trust REIT	28,000	24,304
SATS, Ltd.	4,000	14,852
Singapore Airlines, Ltd.	5,200	38,231
United Overseas Bank, Ltd.	3,700	62,164
		230,248
Spain | 1.2%
Abertis Infraestructuras SA	6,888	127,715
Enagas SA	1,043	29,300
Gamesa Corp. Tecnologica SA	471	10,090
Red Electrica Corporacion SA	1,300	27,224
		194,329

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Sweden | 0.0%
JM AB	164	$5,806

Switzerland | 1.1%
Allreal Holding AG	188	34,014
ALSO Holding AG	83	10,685
Flughafen Zuerich AG	114	27,993
Mobimo Holding AG	57	15,998
Partners Group Holding AG	54	33,479
PSP Swiss Property AG	60	5,610
Swiss Prime Site AG	506	45,963
		173,742
United Kingdom | 3.4%
Admiral Group PLC	1,395	36,406
Assura PLC REIT	7,286	6,055
Bellway PLC	297	11,516
Big Yellow Group PLC REIT	1,052	10,855
Centrica PLC	5,963	15,543
Compass Group PLC	1	19
CVS Group PLC	700	11,482
Electrocomponents PLC	1,988	14,962
Grainger PLC	1,296	4,441
Great Portland Estates PLC REIT	714	5,557
Halma PLC	664	9,524
Hansteen Holdings PLC REIT	8,275	13,430
Land Securities Group PLC REIT	370	4,884
LondonMetric Property PLC REIT	7,101	15,484
National Grid PLC	5,427	67,359
Pennon Group PLC	6,916	74,311
Reckitt Benckiser Group PLC	460	46,673
Safestore Holdings PLC REIT	2,476	13,595
Shaftesbury PLC REIT	1,695	21,474
SSE PLC	3,025	57,209
Tritax Big Box REIT PLC REIT	16,144	30,736
Unilever NV	394	21,774
United Utilities Group PLC	2,137	24,162
Workspace Group PLC REIT	809	9,371
WPP PLC	692	14,560
		541,382
United States | 33.2%
3M Co.	387	80,570
Agree Realty Corp. REIT	571	26,192
Alcoa Corp.	316	10,317
Alphabet, Inc., Class A (b)	11	10,226
Ameren Corp.	1,354	74,023
Description	Shares	Fair Value

American Axle & Manufacturing Holdings, Inc. (b)	1,081	$16,864
American Campus Communities, Inc. REIT	475	22,467
American Electric Power Co., Inc.	329	22,856
American Homes 4 Rent, Class A REIT	2,950	66,581
American Tower Corp. REIT	920	121,734
Aon PLC	187	24,862
Apartment Investment & Management Co., Class A REIT	293	12,590
Apple Hospitality REIT, Inc.	1,350	25,258
Apple, Inc.	226	32,548
AT&T, Inc.	1,809	68,254
Automatic Data Processing, Inc.	389	39,857
AutoZone, Inc. (b)	39	22,248
AvalonBay Communities, Inc. REIT	589	113,188
Biogen, Inc. (b)	36	9,769
Brinker International, Inc.	276	10,516
Bristol-Myers Squibb Co.	276	15,379
Brixmor Property Group, Inc. REIT	482	8,618
Camden Property Trust REIT	289	24,712
Campbell Soup Co.	956	49,855
Cardinal Health, Inc.	112	8,727
Care Capital Properties, Inc. REIT	600	16,020
Carnival Corp.	387	25,376
Chevron Corp.	96	10,016
Cimarex Energy Co.	147	13,819
Colony Starwood Homes REIT	1,500	51,465
Columbia Property Trust, Inc. REIT	89	1,992
Comcast Corp., Class A	1,433	55,772
Concho Resources, Inc. (b)	109	13,247
Consolidated Edison, Inc.	458	37,016
Core Laboratories NV	216	21,874
CoreCivic, Inc. REIT	389	10,729
Cracker Barrel Old Country Store, Inc.	74	12,376
Crown Castle International Corp. REIT	780	78,140
Crown Holdings, Inc. (b)	289	17,242
CSX Corp.	969	52,869
CubeSmart REIT	675	16,227
Darden Restaurants, Inc.	624	56,435
Deere & Co.	200	24,718
Delta Air Lines, Inc.	232	12,468
Diamondback Energy, Inc. (b)	197	17,496
Digital Realty Trust, Inc. REIT	678	76,580
Douglas Emmett, Inc. REIT	675	25,792
DuPont Fabros Technology, Inc. REIT	289	17,675
EchoStar Corp., Class A (b)	300	18,210
Edison International	293	22,910

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Education Realty Trust, Inc. REIT	1,171	$45,376
Eli Lilly & Co.	397	32,673
Empire State Realty Trust, Inc., Class A REIT	289	6,003
EOG Resources, Inc.	209	18,919
EPR Properties REIT	289	20,770
Equinix, Inc. REIT	79	33,904
Equity Commonwealth REIT (b)	578	18,265
Equity Lifestyle Properties, Inc. REIT	978	84,440
Equity Residential REIT	289	19,025
Essex Property Trust, Inc. REIT	293	75,380
Everest Re Group, Ltd.	63	16,039
Extra Space Storage, Inc. REIT	289	22,542
F5 Networks, Inc. (b)	228	28,970
Federal Realty Investment Trust REIT	389	49,166
Finisar Corp. (b)	443	11,509
First Potomac Realty Trust REIT	482	5,355
Four Corners Property Trust, Inc. REIT	300	7,533
Gaming and Leisure Properties, Inc. REIT	86	3,240
General Dynamics Corp.	90	17,829
General Mills, Inc.	913	50,580
Genesee & Wyoming, Inc., Class A (b)	120	8,207
Getty Realty Corp. REIT	1,257	31,551
GGP, Inc. REIT	193	4,547
Halliburton Co.	451	19,262
Hasbro, Inc.	177	19,737
HCA Holdings, Inc. (b)	215	18,748
HCP, Inc. REIT	300	9,588
Healthcare Realty Trust, Inc. REIT	771	26,330
Healthcare Trust of America, Inc. Class A REIT	200	6,222
Helix Energy Solutions Group, Inc. (b)	1,734	9,780
Hilltop Holdings, Inc.	289	7,575
HollyFrontier Corp.	472	12,966
Honeywell International, Inc.	196	26,125
Hormel Foods Corp.	300	10,233
Hospitality Properties Trust REIT	289	8,424
Host Hotels & Resorts, Inc.	700	12,789
Huntington Ingalls Industries, Inc.	81	15,079
Intel Corp.	1,181	39,847
International Paper Co.	292	16,530
Intuit, Inc.	119	15,804
Invitation Homes, Inc.	698	15,098
J.B. Hunt Transport Services, Inc.	95	8,681
Johnson & Johnson	634	83,872
Kinder Morgan, Inc.	3,514	67,328
LaSalle Hotel Properties REIT	289	8,612
Description	Shares	Fair Value

Lear Corp.	237	$33,673
Liberty Property Trust REIT	100	4,071
Life Storage, Inc. REIT	96	7,114
Lockheed Martin Corp.	143	39,698
LTC Properties, Inc. REIT	389	19,991
Mack-Cali Realty Corp. REIT	178	4,831
Marathon Petroleum Corp.	210	10,989
Marriott International, Inc., Class A	77	7,724
Marsh & McLennan Cos., Inc.	551	42,956
Martin Marietta Materials, Inc.	102	22,703
MasterCard, Inc., Class A	158	19,189
McCormick & Co., Inc.	91	8,873
McDonald’s Corp.	542	83,013
McKesson Corp.	91	14,973
Merck & Co., Inc.	136	8,716
Mettler-Toledo International, Inc. (b)	68	40,021
Microsoft Corp.	458	31,570
Monmouth Real Estate Investment Corp. REIT	1,871	28,159
Motorola Solutions, Inc.	344	29,839
National HealthCare Corp.	96	6,733
National Retail Properties, Inc. REIT	96	3,754
New Senior Investment Group, Inc. REIT	482	4,844
NIKE, Inc., Class B	315	18,585
Norfolk Southern Corp.	1,044	127,055
Northrop Grumman Corp.	258	66,231
O’Reilly Automotive, Inc. (b)	169	36,967
Olin Corp.	684	20,711
Omnicom Group, Inc.	852	70,631
Paychex, Inc.	523	29,780
PepsiCo, Inc.	410	47,351
PG&E Corp.	1,469	97,498
Pioneer Natural Resources Co.	111	17,713
Pool Corp.	281	33,037
PPG Industries, Inc.	188	20,672
Prudential Financial, Inc.	127	13,734
PS Business Parks, Inc. REIT	589	77,978
Public Storage REIT	196	40,872
Quality Care Properties, Inc. REIT (b)	77	1,410
Quest Diagnostics, Inc.	150	16,674
Quintiles IMS Holdings, Inc. (b)	136	12,172
Ramco-Gershenson Properties Trust REIT	289	3,728
Range Resources Corp.	831	19,587
Raytheon Co.	156	25,191
Realty Income Corp. REIT	193	10,650
Regency Centers Corp. REIT	93	5,825
Regions Financial Corp.	1,376	20,145

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Republic Services, Inc.	1,255	$79,981
Retail Opportunity Investments Corp. REIT	964	18,499
Rexford Industrial Realty, Inc. REIT	689	18,906
Rockwell Collins, Inc.	280	29,422
Ryman Hospitality Properties, Inc. REIT	289	18,499
Saul Centers, Inc. REIT	289	16,756
Schlumberger, Ltd.	216	14,221
Select Income REIT	289	6,945
Senior Housing Properties Trust REIT	300	6,132
Simon Property Group, Inc. REIT	293	47,396
Skyworks Solutions, Inc.	178	17,079
Southwest Gas Holdings, Inc.	624	45,589
Spirit AeroSystems Holdings, Inc., Class A	300	17,382
STAG Industrial, Inc. REIT	100	2,760
Starbucks Corp.	983	57,319
Steel Dynamics, Inc.	315	11,280
STORE Capital Corp. REIT	578	12,976
Summit Hotel Properties, Inc. REIT	786	14,659
Sun Communities, Inc. REIT	289	25,342
Sunstone Hotel Investors, Inc. REIT	1,700	27,404
Sysco Corp.	1,520	76,502
Tanger Factory Outlet Centers, Inc. REIT	289	7,508
Taubman Centers, Inc. REIT	196	11,672
Terreno Realty Corp. REIT	486	16,359
Texas Instruments, Inc.	187	14,386
The Allstate Corp.	357	31,573
The Boeing Co.	240	47,460
The Cheesecake Factory, Inc.	155	7,796
The Kroger Co.	918	21,408
The PNC Financial Services Group, Inc.	127	15,858
The TJX Cos., Inc.	333	24,033
The Travelers Cos., Inc.	139	17,588
Thermo Fisher Scientific, Inc.	269	46,932
Tyson Foods, Inc., Class A	721	45,156
UDR, Inc. REIT	578	22,525
Union Pacific Corp.	946	103,029
UnitedHealth Group, Inc.	106	19,654
Universal Health Realty Income Trust REIT	193	15,351
Urban Edge Properties REIT	578	13,716
Urstadt Biddle Properties, Inc. Class A REIT	675	13,365
Ventas, Inc. REIT	82	5,697
Visa, Inc., Class A	298	27,946
VMware, Inc., Class A (b)	113	9,880
Vornado Realty Trust REIT	193	18,123
Description		Shares	Fair Value

Vulcan Materials Co.		125	$15,835
Wal-Mart Stores, Inc.		124	9,384
Washington Real Estate Investment Trust		771	24,595
Waste Management, Inc.		557	40,856
Waters Corp. (b)		117	21,509
Welltower, Inc. REIT		89	6,662
Westlake Chemical Corp.		363	24,034
Weyerhaeuser Co. REIT		477	15,979
Xenia Hotels & Resorts, Inc. REIT		1,082	20,958
			5,304,635
Total Common Stocks (Cost $9,141,234)			9,794,143

Closed-End Management Investment Companies | 0.2%
F&C Commercial Property Trust, Ltd.		8,001	15,145
The Picton Property Income, Ltd.		5,615	6,089
UK Commercial Property Trust, Ltd.		12,044	14,463

Total Closed-End Management Investment Companies (Cost $32,746)			35,697

Exchange-Traded Notes | 7.3%

Guernsey | 7.3%
iPath Bloomberg Commodity Index Total Return ETN (b) (Cost $1,223,935)		51,455	1,166,485

Description	Security Currency	Principal Amount (000)	Fair Value

Foreign Government Obligations | 10.4%

Australia | 0.7%
Australia Government Bonds, 3.000%, 09/20/25	AUD	108	$116,725

Canada | 0.4%
Canadian Government Real Return Bonds, 2.000%, 12/01/41	CAD	61	62,031

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

France | 2.3%
French Republic Government Bonds OAT, 1.850%, 07/25/27	EUR	261	$367,492

Italy | 1.8%
Italy Buoni Poliennali Del Tesoro:
0.100%, 05/15/22	EUR	118	133,981
3.100%, 09/15/26	EUR	117	157,007
			290,988
Mexico | 1.7%
Mexican Udibonos, 2.500%, 12/10/20	MXN	847	263,415

New Zealand | 0.9%
New Zealand Government Bonds, 3.000%, 09/20/30	NZD	165	141,184

Spain | 1.9%
Spain Government Inflation Linked Bonds:
0.300%, 11/30/21	EUR	109	130,246
1.800%, 11/30/24	EUR	140	180,466
			310,712
United Kingdom | 0.7%
United Kingdom Gilt Inflation Linked, 0.750%, 03/22/34	GBP	62	117,937

Total Foreign Government Obligations (Cost $1,566,215)			1,670,484
Description	Security Currency	Principal Amount (000)	Fair Value

US Treasury Securities | 17.4%
Treasury Inflation Protected Securities:
0.125%, 04/15/20	USD	747	$747,640
1.125%, 01/15/21	USD	1,106	1,148,480
2.375%, 01/15/25	USD	184	209,788
2.500%, 01/15/29	USD	569	684,413

Total US Treasury Securities (Cost $2,812,223)			2,790,321

Description		Shares	Fair Value

Short-Term Investments | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83% (7 day yield) (Cost $491,413)		491,413	$491,413

Total Investments | 99.7% (Cost $15,267,766) (a), (c)			$15,948,543

Cash and Other Assets in Excess of Liabilities | 0.3%			40,355

Net Assets | 100.0%			$15,988,898

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (concluded)

Forward Currency Contracts open at June 30, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	6,640	USD	5,099	CIT	09/28/17	$—	$—
CAD	39,195	USD	29,707	HSB	08/24/17	543	—
EUR	69,506	USD	79,652	CIT	09/28/17	89	—
GBP	60,284	USD	78,726	CIT	08/24/17	—	89
GBP	9,627	USD	12,525	CIT	09/28/17	47	—
NZD	52,812	USD	38,025	HSB	08/24/17	641	—
NZD	94,937	USD	68,355	HSB	08/24/17	1,152	—
SEK	436,957	USD	50,700	HSB	08/24/17	1,310	—
SEK	785,488	USD	91,140	HSB	08/24/17	2,355	—
USD	181,032	AUD	239,923	CIT	09/28/17	—	3,177
USD	114,408	AUD	153,544	HSB	08/24/17	—	3,532
USD	190,823	AUD	256,099	HSB	08/24/17	—	5,891
USD	18,145	CAD	24,443	CIT	08/24/17	—	719
USD	68,280	CAD	91,977	HSB	08/24/17	—	2,706
USD	509,174	CAD	686,469	HSB	08/24/17	—	20,628
USD	4,922	CAD	6,412	SSB	07/05/17	—	22
USD	28,040	CHF	27,140	CIT	09/28/17	—	417
USD	119,180	CHF	115,240	HSB	08/24/17	—	1,374
USD	1,321,799	EUR	1,181,042	CIT	09/28/17	—	33,165
USD	45,423	EUR	40,800	HSB	08/24/17	—	1,297
USD	49,577	EUR	44,532	HSB	08/24/17	—	1,415
USD	198,897	EUR	176,085	HSB	08/24/17	—	2,734
USD	919,926	EUR	814,970	HSB	08/24/17	—	13,281
USD	167,608	GBP	128,345	CIT	08/24/17	190	—
USD	177,355	GBP	139,673	CIT	09/28/17	—	5,037
USD	32,700	GBP	25,046	HSB	08/24/17	29	—
USD	366,538	GBP	281,038	HSB	08/24/17	—	60
USD	157,831	HKD	1,225,935	HSB	08/24/17	588	—
USD	309,859	JPY	34,280,761	HSB	08/24/17	4,436	—
USD	250,542	MXN	4,755,819	HSB	08/24/17	—	9,447
USD	131,198	NZD	189,606	CIT	08/24/17	—	7,621
USD	196,842	SGD	272,448	HSB	08/24/17	—	1,202
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$11,380	$113,814

Futures Contracts open at June 30, 2017:

Type	Number of Contracts	Expiration Date	Notional Amount	Fair Value	Unrealized Appreciation

Light Sweet Crude Oil	2	08/22/17	$92,427	$92,580	$153
Wheat	2	09/14/17	51,108	52,600	1,492
Total gross unrealized appreciation on Futures Contracts					$1,645

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2017 (unaudited)

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$33,414,133	$1,082,458	$734,672	$347,786
US Realty Equity	64,192,773	10,268,617	1,325,012	8,943,605
Global Realty Equity	4,701,364	411,173	126,866	284,307
Global Listed Infrastructure	4,501,861,229	588,860,787	62,355,815	526,504,972
Real Assets and Pricing Opportunities	15,267,766	969,322	288,545	680,777

(b)	Non-income producing security.
(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(d)	Lazard Real Assets and Pricing Opportunities Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.

Security Abbreviations:
ADR	— American Depositary Receipt
ETN	— Exchange-Traded Notes
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust

Currency Abbreviations:
AUD	— Australian Dollar	JPY	— Japanese Yen
CAD	— Canadian Dollar	MXN	— Mexican New Peso
CHF	— Swiss Franc	NZD	— New Zealand Dollar
EUR	— Euro	SEK	— Swedish Krona
GBP	— British Pound Sterling	SGD	— Singapore Dollar
HKD	— Hong Kong Dollar	USD	— United States Dollar

Counterparty Abbreviations:
BNP	— BNP Paribas SA	MEL	— The Bank of New York Mellon Corp.
CAN	— Canadian Imperial Bank of Commerce	RBC	— Royal Bank of Canada
CIT	— Citibank NA	SCB	— Standard Chartered Bank
HSB	— HSBC Bank USA NA	SSB	— State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

28   Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio
Aerospace & Defense	—%	—%	1.6%
Airlines	—	—	0.5
Auto Components	—	—	0.7
Automobiles	—	—	0.1
Banks	—	—	1.8
Beverages	—	—	0.3
Biotechnology	—	—	0.5
Building Products	—	—	0.2
Capital Markets	—	—	0.4
Chemicals	—	—	0.8
Commercial Services & Suppliers	—	—	0.8
Communications Equipment	—	—	0.6
Construction & Engineering	—	7.8	0.8
Construction Materials	—	—	0.4
Consumer Finance	—	—	0.1
Containers & Packaging	—	—	0.2
Distributors	—	—	0.2
Diversified Telecommunication Services	—	—	1.5
Electric Utilities	—	16.6	2.7
Electrical Equipment	—	—	0.2
Electronic Equipment, Instruments & Components	—	—	0.2
Energy Equipment & Services	—	—	0.5
Equity Real Estate Investment Trusts (REITs)	71.6	—	15.7
Food & Staples Retailing	—	—	0.7
Food Products	—	—	1.3
Gas Utilities	—	3.0	0.8
Health Care Providers & Services	—	—	0.8
Hotels, Restaurants & Leisure	—	—	1.7
Household Durables	—	—	0.2
Household Products	—	—	0.3
Industrial Conglomerates	—	—	0.9
Insurance	—	—	1.5
Internet Software & Services	—	—	0.1
IT Services	—	—	0.7
Leisure Products	—	—	0.2
Life Sciences Tools & Services	—	—	0.8
Machinery	—	—	0.2
Media	—	9.2	2.5
Metals & Mining	—	—	0.8
Multiline Retail	—	—	0.5
Multi-Utilities	—	3.8	1.8
Oil, Gas & Consumable Fuels	—	5.5	2.5
Personal Products	—	—	0.2
Pharmaceuticals	—	—	0.9

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   29

Industry*	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio
Real Estate Management & Development	26.8%	—%	2.0%
Road & Rail	—	10.8	2.7
Semiconductors & Semiconductor Equipment	—	—	0.6
Software	—	—	0.4
Specialty Retail	—	—	0.5
Technology Hardware, Storage & Peripherals	—	—	0.2
Textiles, Apparel & Luxury Goods	—	—	0.2
Transportation Infrastructure	—	26.5	4.0
Water Utilities	—	7.3	0.6
Wireless Telecommunication Services	—	—	0.1
Subtotal	98.4	90.5	61.5
Exchange-Traded Notes	—	—	7.3
Foreign Government Obligations	—	—	10.4
US Treasury Securities	—	—	17.4
Short-Term Investments	1.4	10.7	3.1
Total Investments	99.8%	101.2%	99.7%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

30   Semi-Annual Report

[This page intentionally left blank]

Semi-Annual Report  31

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2017	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

ASSETS
Investments in securities, at fair value	$33,761,919	$73,136,378
Cash	—	—
Cash collateral due from broker	—	—
Foreign currency, at fair value	—	—
Receivables for:
Capital stock sold	271	5,764
Investments sold	—	—
Dividends and interest	310,512	278,303
Amount due from Investment Manager (Note 3)	—	—
Variation margin on open futures contracts	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Deferred offering costs (Note 2(g))	—	—
Prepaid expenses	—	—
Total assets	34,072,702	73,420,445

LIABILITIES
Payables for:
Management fees	10,094	42,934
Accrued distribution fees	3,975	11,269
Accrued administration fees	9,354	10,638
Accrued custodian fees	7,713	7,759
Accrued professional services	21,287	21,439
Investments purchased	—	—
Capital stock redeemed	40,882	41,498
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	15,018	19,126
Total liabilities	108,323	154,663
Net assets	$33,964,379	$73,265,782

NET ASSETS
Paid in capital	$50,154,783	$58,911,985
Undistributed (distributions in excess of) net investment income (loss)	252,871	713,096
Accumulated net realized gain (loss)	(16,791,061)	4,697,096
Net unrealized appreciation (depreciation) on:
Investments	347,786	8,943,605
Foreign currency translations and forward currency contracts	—	—
Futures contracts	—	—
Net assets	$33,964,379	$73,265,782
Institutional Shares
Net assets	$15,366,660	$19,867,287
Shares of capital stock outstanding*	2,073,499	974,787
Net asset value, offering and redemption price per share	$7.41	$20.38

Open Shares
Net assets	$18,597,719	$53,398,495
Shares of capital stock outstanding*	2,516,120	2,613,637
Net asset value, offering and redemption price per share	$7.39	$20.43
Cost of investments in securities	$33,414,133	$64,192,773
Cost of foreign currency	$—	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

(a) Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a)

$4,985,671	$5,028,366,201	$15,948,543
—	—	420
—	—	4,268
1,700	8,599,811	3,137

250	29,251,776	71,091
—	12,752,534	101,092
23,851	12,749,704	51,070
32,924	—	14,889
—	—	3,672
—	—	11,380
—	—	74,516
—	50,753	2,087
5,044,396	5,091,770,779	16,286,165

—	3,726,818	—
277	145,961	16
5,310	103,964	5,605
5,969	54,710	5,620
22,452	38,598	26,140
—	23,468,950	118,081
—	2,340,911	23,601
—	91,356,277	113,814
12,819	70,462	4,390
46,827	121,306,651	297,267
$4,997,569	$4,970,464,128	$15,988,898

$4,623,555	$4,284,034,831	$15,408,324
81,976	135,940,969	92,001
7,745	115,315,204	(92,033)

284,307	526,504,972	680,777
(14)	(91,331,848)	(101,816)
—	—	1,645
$4,997,569	$4,970,464,128	$15,988,898

$3,686,438	$4,234,811,311	$15,909,696
240,180	258,288,256	1,529,394
$15.35	$16.40	$10.40

$1,311,131	$735,652,817	$79,202
85,660	44,779,642	7,618
$15.31	$16.43	$10.40
$4,701,364	$4,501,861,229	$15,267,766
$1,706	$8,580,990	$3,138

Semi-Annual Report  33

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2017	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Investment Income (Loss)

Income
Dividends	$1,009,383	$1,193,008
Interest	—	—
Total investment income*	1,009,383	1,193,008

Expenses
Management fees (Note 3)	138,058	301,209
Distribution fees (Open Shares)	25,617	69,508
Custodian fees	23,582	23,562
Administration fees	28,477	32,386
Shareholders’ reports	5,882	9,236
Professional services	19,027	19,369
Directors’ fees and expenses	3,226	3,910
Registration fees	17,915	17,915
Shareholders’ services	13,833	15,969
Amortization of offering costs (Note 2(g))	—	—
Organization expenses	—	—
Other††	4,090	4,025
Total gross expenses	279,707	497,089
Management fees waived and expenses reimbursed	(64,025)	(17,177)
Administration and shareholders’ services fees waived	—	—
Total net expenses	215,682	479,912
Net investment income (loss)	793,701	713,096
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts and Futures Contracts
Net realized gain (loss) on:
Investments	(927,093)	3,352,593
Foreign currency transactions and forward currency contracts	—	—
Futures contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and futures contracts	(927,093)	3,352,593
Net change in unrealized appreciation (depreciation) on:
Investments†	1,009,315	(231,200)
Foreign currency translations and forward currency contracts	—	—
Futures contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and futures contracts	1,009,315	(231,200)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts and futures contracts	82,222	3,121,393
Net increase (decrease) in net assets resulting from operations	$875,923	$3,834,489
* Net of foreign withholding taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$128,845
†† Includes interest on line of credit of	$781	$233
(a)	Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a)

$85,030	$91,495,259	$155,361
—	—	68,952
85,030	91,495,259	224,313

19,192	18,456,773	51,327
1,743	693,168	49
31,902	300,476	48,472
25,324	279,459	26,339
1,524	92,843	1,479
19,952	67,442	21,377
2,552	64,329	7,671
17,419	60,344	2,585
12,481	54,379	19,267
—	—	60,289
—	—	7,203
2,767	43,756	3,405
134,856	20,112,969	249,463
(100,776)	—	(161,773)
(9,375)	—	(21,621)
24,705	20,112,969	66,069
60,325	71,382,290	158,244

78,678	250,332,084	122,008
554	(132,954,402)	(194,707)
—	—	(19,334)

79,232	117,377,682	(92,033)

225,235	475,326,627	680,777
201	(91,560,426)	(96,170)
—	—	1,645

225,436	383,766,201	586,252

304,668	501,143,883	494,219
$364,993	$572,526,173	$652,463
$4,085	$10,945,159	$11,522
$—	$—	$—
$25	$—	$—

Semi-Annual Report  35

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$793,701	$699,704	$713,096	$1,097,472
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and futures contracts	(927,093)	(7,000,121)	3,352,593	1,617,975
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and futures contracts	1,009,315	9,880,295	(231,200)	1,020,449
Net increase (decrease) in net assets resulting from operations	875,923	3,579,878	3,834,489	3,735,896
Distributions to shareholders
From net investment income
Institutional Shares	(248,431)	(947,450)	—	(309,698)
Open Shares	(292,399)	(1,134,154)	—	(774,528)
From net realized gains
Institutional Shares	—	—	—	(276,265)
Open Shares	—	—	—	(860,553)
Return of capital
Institutional Shares	—	(42,957)	—	—
Open Shares	—	(51,422)	—	—
Net decrease in net assets resulting from distributions	(540,830)	(2,175,983)	—	(2,221,044)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,265,095	1,946,921	3,272,718	3,069,870
Open Shares	738,478	1,187,060	2,409,440	12,642,246
Net proceeds from reinvestment of distributions
Institutional Shares	237,964	955,382	—	576,599
Open Shares	286,909	1,164,957	—	1,565,295
Cost of shares redeemed
Institutional Shares	(5,115,289)	(18,324,402)	(4,070,046)	(5,517,860)
Open Shares	(5,807,480)	(20,504,685)	(11,112,755)	(31,969,969)
Net increase (decrease) in net assets from capital stock transactions	(7,394,323)	(33,574,767)	(9,500,643)	(19,633,819)
Redemption fees (Note 2(i))
Institutional Shares	—	3	—	983
Open Shares	—	104	—	7
Net increase in net assets from redemption fees	—	107	—	990
Total increase (decrease) in net assets	(7,059,230)	(32,170,765)	(5,666,154)	(18,117,977)
Net assets at beginning of period	41,023,609	73,194,374	78,931,936	97,049,913
Net assets at end of period*	$33,964,379	$41,023,609	$73,265,782	$78,931,936
*Includes undistributed (distributions in excess of) net investment income (loss) of	$252,871	$—	$713,096	$—
(a) Consolidated Statements of Changes in Net Assets.
(b) The Portfolio commenced operations on December 30, 2016.
Shares issued and redeemed Institutional Shares†
Shares outstanding at beginning of period	2,420,955	4,614,237	1,013,228	1,116,969
Shares sold	305,304	270,587	164,661	156,260
Shares issued to shareholders from reinvestment of distributions	32,374	132,107	—	29,391
Shares redeemed	(685,134)	(2,595,976)	(203,102)	(289,392)
Net increase (decrease)	(347,456)	(2,193,282)	(38,441)	(103,741)
Shares outstanding at end of period	2,073,499	2,420,955	974,787	1,013,228
Open Shares†
Shares outstanding at beginning of period	3,161,749	5,692,814	3,050,064	3,995,207
Shares sold	100,144	164,138	121,110	641,672
Shares issued to shareholders from reinvestment of distributions	39,159	161,817	—	79,255
Shares redeemed	(784,932)	(2,857,020)	(557,537)	(1,666,070)
Net increase (decrease)	(645,629)	(2,531,065)	(436,427)	(945,143)
Shares outstanding at end of period	2,516,120	3,161,749	2,613,637	3,050,064
†	The inception date for the Real Assets and Pricing Opportunities Portfolio Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Period Ended December 31, 2016 (b)

$60,325	$74,465	$71,382,290	$67,320,507	$158,244	$—

79,232	51,908	117,377,682	123,014,491	(92,033)	—

225,436	86,803	383,766,201	81,193,380	586,252	(5,646)

364,993	213,176	572,526,173	271,528,378	652,463	(5,646)

—	(83,166)	(9,248,659)	(65,512,225)	(71,732)	—
—	(43,091)	(724,581)	(10,807,540)	(157)	—

—	(582)	—	(28,350,404)	—	—
—	(264)	—	(4,660,792)	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	(127,103)	(9,973,240)	(109,330,961)	(71,889)	—

1,000,001	45,475	1,097,193,662	1,234,639,826	2,226,589	13,095,624
76,685	306,048	318,448,973	348,608,641	101,178	—

—	83,748	7,727,711	79,785,759	71,732	—
—	40,932	717,840	15,328,444	157	—

(8,790)	(1,320,190)	(292,639,427)	(675,758,638)	(58,705)	—
(437,915)	(608,645)	(117,311,270)	(321,183,690)	(22,605)	—

629,981	(1,452,632)	1,014,137,489	681,420,342	2,318,346	13,095,624

—	27	—	25,179	—	—
—	—	—	19,942	—	—
—	27	—	45,121	—	—
994,974	(1,366,532)	1,576,690,422	843,662,880	2,898,920	13,089,978
4,002,595	5,369,127	3,393,773,706	2,550,110,826	13,089,978	—
$4,997,569	$4,002,595	$4,970,464,128	$3,393,773,706	$15,988,898	$13,089,978

$81,976	$21,651	$135,940,969	$74,531,919	$92,001	$5,646

172,535	250,075	206,858,471	160,699,463	1,309,562	—
68,213	3,050	69,713,556	89,610,493	1,497,103	1,309,562

—	5,780	492,136	5,708,087	6,959	—
(568)	(86,370)	(18,775,907)	(49,159,572)	(1,284,230)	—
67,645	(77,540)	51,429,785	46,159,008	219,832	1,309,562
240,180	172,535	258,288,256	206,858,471	1,529,394	1,309,562

110,297	128,369	32,579,713	29,287,607	—
5,307	20,832	19,696,562	25,457,936	9,810

—	2,843	46,855	1,095,859	15
(29,944)	(41,747)	(7,543,488)	(23,261,689)	(2,207)
(24,637)	(18,072)	12,199,929	3,292,106	7,618
85,660	110,297	44,779,642	32,579,713	7,618

Semi-Annual Report  37

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$7.36	$7.11		$8.42	$7.44	$8.57	$7.46
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.11	^	0.37	0.29	0.47	0.49
Net realized and unrealized gain (loss)	0.01	0.45		(1.15)	1.30	(0.27)	1.23
Total from investment operations	0.17	0.56		(0.78)	1.59	0.20	1.72
Less distributions from:
Net investment income	(0.12)	(0.30)		(0.37)	(0.32)	(0.34)	(0.37)
Net realized gains	—	—		(0.16)	(0.29)	(0.99)	(0.24)
Return of capital	—	(0.01)		—	—	—	—
Total distributions	(0.12)	(0.31)		(0.53)	(0.61)	(1.33)	(0.61)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.41	$7.36		$7.11	$8.42	$7.44	$8.57
Total Return (c)	2.33%	8.01	%^	–9.50%	21.54%	2.37%	23.32%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,367	$17,815		$32,806	$66,942	$47,222	$52,024
Ratios to average net assets (d):
Net expenses	1.00%	1.00	%^	0.98%	0.96%	0.95%	1.15%
Gross expenses	1.39%	1.20%		0.98%	0.96%	0.98%	1.16%
Net investment income (loss)	4.43%	1.42	%^	4.59%	3.52%	5.29%	5.94%
Portfolio turnover rate	39%	75%		60%	53%	104%	42%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$7.34	$7.09		$8.40	$7.43	$8.56	$7.45
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.09	^	0.34	0.26	0.44	0.51
Net realized and unrealized gain (loss)	0.01	0.45		(1.15)	1.30	(0.26)	1.19
Total from investment operations	0.16	0.54		(0.81)	1.56	0.18	1.70
Less distributions from:
Net investment income	(0.11)	(0.28)		(0.34)	(0.30)	(0.32)	(0.35)
Net realized gains	—	—		(0.16)	(0.29)	(0.99)	(0.24)
Return of capital	—	(0.01)		—	—	—	—
Total distributions	(0.11)	(0.29)		(0.50)	(0.59)	(1.31)	(0.59)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.39	$7.34		$7.09	$8.40	$7.43	$8.56
Total Return (c)	2.18%	7.73	%^	–9.77%	21.35%	1.99%	23.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,598	$23,208		$40,388	$87,782	$66,834	$55,393
Ratios to average net assets (d):
Net expenses	1.30%	1.30	%^	1.23%	1.24%	1.22%	1.45%
Gross expenses	1.63%	1.44%		1.23%	1.24%	1.24%	1.47%
Net investment income (loss)	4.22%	1.19	%^	4.20%	3.19%	4.86%	6.18%
Portfolio turnover rate	39%	75%		60%	53%	104%	42%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$19.37	$18.93	$19.71	$16.05	$17.40	$14.89
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.29	0.33	0.28	0.41	0.31
Net realized and unrealized gain (loss)	0.80	0.72	0.55	3.85	(0.10)	2.79
Total from investment operations	1.01	1.01	0.88	4.13	0.31	3.10
Less distributions from:
Net investment income	—	(0.31)	(0.38)	(0.20)	(0.25)	(0.17)
Net realized gains	—	(0.26)	(1.28)	(0.27)	(1.41)	(0.42)
Total distributions	—	(0.57)	(1.66)	(0.47)	(1.66)	(0.59)
Redemption fees	—	— (b)	— (b)	— (b)	—	— (b)
Net asset value, end of period	$20.38	$19.37	$18.93	$19.71	$16.05	$17.40
Total Return (c)	5.21%	5.31%	4.63%	25.70%	1.77%	20.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,867	$19,625	$21,143	$21,806	$7,844	$2,794
Ratios to average net assets (d):
Net expenses	1.04%	1.05%	1.05%	1.05%	1.13%	1.20%
Gross expenses	1.15%	1.12%	1.09%	1.18%	1.27%	2.34%
Net investment income (loss)	2.13%	1.50%	1.64%	1.50%	2.28%	1.86%
Portfolio turnover rate	18%	41%	51%	43%	98%	52%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$19.44	$19.00	$19.78	$16.11	$17.45	$14.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.23	0.26	0.19	0.33	0.30
Net realized and unrealized gain (loss)	0.81	0.72	0.56	3.90	(0.06)	2.76
Total from investment operations	0.99	0.95	0.82	4.09	0.27	3.06
Less distributions from:
Net investment income	—	(0.25)	(0.32)	(0.15)	(0.20)	(0.12)
Net realized gains	—	(0.26)	(1.28)	(0.27)	(1.41)	(0.42)
Total distributions	—	(0.51)	(1.60)	(0.42)	(1.61)	(0.54)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)	0.01
Net asset value, end of period	$20.43	$19.44	$19.00	$19.78	$16.11	$17.45
Total Return (c)	5.09%	4.99%	4.34%	25.33%	1.58%	20.58%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$53,398	$59,307	$75,907	$88,897	$60,823	$65,387
Ratios to average net assets (d):
Net expenses	1.34%	1.34%	1.32%	1.35%	1.36%	1.50%
Gross expenses	1.37%	1.34%	1.32%	1.42%	1.41%	1.78%
Net investment income (loss)	1.79%	1.17%	1.32%	1.01%	1.83%	1.74%
Portfolio turnover rate	18%	41%	51%	43%	98%	52%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$14.16	$14.19	$15.17	$15.49	$16.98	$12.18
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.22	0.27	0.34	0.30	0.22
Net realized and unrealized gain (loss)	0.98	0.19	(0.24)	1.29	(0.18)	5.27
Total from investment operations	1.19	0.41	0.03	1.63	0.12	5.49
Less distributions from:
Net investment income	—	(0.44)	(0.56)	(0.61)	(0.50)	(0.57)
Net realized gains	—	— (b)	(0.45)	(1.34)	(0.96)	(0.12)
Return of capital	—	—	—	—	(0.15)	—
Total distributions	—	(0.44)	(1.01)	(1.95)	(1.61)	(0.69)
Redemption fees	—	— (b)	— (b)	—	—	— (b)
Net asset value, end of period	$15.35	$14.16	$14.19	$15.17	$15.49	$16.98
Total Return (c)	8.40%	2.85%	0.36%	10.35%	0.89%	45.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,686	$2,443	$3,549	$4,779	$5,320	$2,797
Ratios to average net assets (d):
Net expenses	1.00%	1.00%	1.05%	1.13%	1.22%	1.30%
Gross expenses	5.71%	5.25%	4.97%	3.79%	5.49%	5.84%
Net investment income (loss)	2.87%	1.56%	1.74%	2.04%	1.79%	1.50%
Portfolio turnover rate	42%	38%	56%	84%	81%	42%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$14.14	$14.18	$15.16	$15.48	$16.97	$12.17
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.19	0.23	0.29	0.25	0.19
Net realized and unrealized gain (loss)	1.01	0.16	(0.24)	1.29	(0.18)	5.25
Total from investment operations	1.17	0.35	(0.01)	1.58	0.07	5.44
Less distributions from:
Net investment income	—	(0.39)	(0.52)	(0.56)	(0.45)	(0.52)
Net realized gains	—	— (b)	(0.45)	(1.34)	(0.96)	(0.12)
Return of capital	—	—	—	—	(0.15)	—
Total distributions	—	(0.39)	(0.97)	(1.90)	(1.56)	(0.64)
Redemption fees	—	—	—	—	— (b)	— (b)
Net asset value, end of period	$15.31	$14.14	$14.18	$15.16	$15.48	$16.97
Total Return (c)	8.27%	2.47%	0.06%	10.05%	0.60%	44.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,311	$1,560	$1,820	$2,016	$2,365	$2,209
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.35%	1.43%	1.54%	1.60%
Gross expenses	6.55%	5.96%	5.55%	4.26%	5.81%	6.13%
Net investment income (loss)	2.24%	1.28%	1.47%	1.76%	1.45%	1.25%
Portfolio turnover rate	42%	38%	56%	84%	81%	42%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$14.17	$13.42		$13.72	$13.13	$10.96	$9.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	0.31	^	0.33	0.34	0.35	0.31
Net realized and unrealized gain (loss)	2.00	0.92		0.89	2.01	2.53	1.43
Total from investment operations	2.27	1.23		1.22	2.35	2.88	1.74
Less distributions from:
Net investment income	(0.04)	(0.34)		(1.17)	(1.04)	(0.33)	(0.35)
Net realized gains	—	(0.14)		(0.35)	(0.72)	(0.38)	(0.21)
Total distributions	(0.04)	(0.48)		(1.52)	(1.76)	(0.71)	(0.56)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$16.40	$14.17		$13.42	$13.72	$13.13	$10.96
Total Return (c)	16.03%	9.30	%^	9.30%	17.95%	26.56%	18.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,234,811	$2,931,161		$2,156,325	$1,372,216	$641,127	$125,112
Ratios to average net assets (d):
Net expenses	0.95%	0.96	%^	0.96%	0.98%	1.01%	1.14%
Gross expenses	0.95%	0.96%		0.96%	0.98%	1.01%	1.14%
Net investment income (loss)	3.51%	2.29	%^	2.32%	2.35%	2.80%	3.01%
Portfolio turnover rate	16%	35%		34%	41%	35%	26%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/17†	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$14.20	$13.45		$13.74	$13.15	$10.97	$9.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.29	^	0.31	0.29	0.30	0.28
Net realized and unrealized gain (loss)	1.99	0.91		0.88	2.02	2.55	1.42
Total from investment operations	2.25	1.20		1.19	2.31	2.85	1.70
Less distributions from:
Net investment income	(0.02)	(0.31)		(1.13)	(1.00)	(0.29)	(0.30)
Net realized gains	—	(0.14)		(0.35)	(0.72)	(0.38)	(0.21)
Total distributions	(0.02)	(0.45)		(1.48)	(1.72)	(0.67)	(0.51)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$16.43	$14.20		$13.45	$13.74	$13.15	$10.97
Total Return (c)	15.87%	9.01	%^	9.06%	17.61%	26.24%	17.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$735,653	$462,613		$393,786	$145,901	$41,095	$12,715
Ratios to average net assets (d):
Net expenses	1.20%	1.22	%^	1.23%	1.29%	1.32%	1.50%
Gross expenses	1.20%	1.22%		1.23%	1.29%	1.32%	1.50%
Net investment income (loss)	3.31%	2.09	%^	2.19%	2.04%	2.42%	2.66%
Portfolio turnover rate	16%	35%		34%	41%	35%	26%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

LAZARD REAL ASSETS AND PRICING OPPORTUNITIES PORTFOLIO (a)

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/17†	Period Ended 12/31/16*
Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	—
Net realized and unrealized gain (loss)	0.34	— (b)
Total from investment operations	0.45	— (b)
Less distributions from:
Net investment income	(0.05)	—
Total distributions	(0.05)	—
Net asset value, end of period	$10.40	$10.00
Total Return (c)	4.51%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,910	$13,090
Ratios to average net assets (d):
Net expenses	0.90%	0.00%
Gross expenses	3.27%	3.49%
Net investment income (loss)	2.16%	0.00%
Portfolio turnover rate	45%	0%

Selected data for a share of capital stock outstanding throughout the period	Period Ended 6/30/17†*
Open Shares
Net asset value, beginning of period	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.14
Net realized and unrealized gain (loss)	0.27
Total from investment operations	0.41
Less distributions from:
Net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$10.40
Total Return (c)	4.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79
Ratios to average net assets (d):
Net expenses	1.15%
Gross expenses	31.42%
Net investment income (loss)	2.74%
Portfolio turnover rate	45%

*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
†	Unaudited.
(a)	Consolidated Financial Highlights.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2017 (unaudited)

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Realty Income, US Realty Equity, Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

Lazard Real Assets and Pricing Opportunities Portfolio commenced investment operations and issued Institutional Shares on December 30, 2016. Lazard Real Assets and Pricing Opportunities Portfolio, Ltd. (the “Subsidiary”) organized under the laws of the Cayman Islands, was incorporated on October 7, 2016 and commenced operations on December 30, 2016. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objectives and policies as described in its prospectus. The Portfolio expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation. As of June 30, 2017, net assets of the Portfolio were $15,988,898, of which $1,312,061, or 8.2%, repre-

sented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NAS-DAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds and the Subsidiary are valued at their net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter

Semi-Annual Report  43

markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price secu-

rities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Global Listed Infrastructure Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign

44  Semi-Annual Report

currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2017, the Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios traded in forward currency contracts.

(d) Futures Transactions—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the period ended June 30, 2017, the Real Assets and Pricing Opportunities Portfolio traded in futures contracts.

Semi-Annual Report  45

(e) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
US Realty Income	$(2,214,210)	$(13,632,030)
Global Realty Equity	(44,401)	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the Portfolios had no such losses to defer.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that US Realty Income, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

Concurrent with the quarterly distributions paid throughout the period, the Global Listed Infrastructure Portfolio issued a notice pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”) stating that the Portfolio had currently estimated that it had distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The actual amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Portfolio’s investment experience during the year and may be subject to changes based on tax regulations. The Portfolio will send shareholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class are deferred and amortized on a straight line basis over a twelve-

46  Semi-Annual Report

month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
US Realty Income	0.75%
US Realty Equity (a)	0.75
Global Realty Equity	0.85
Global Listed Infrastructure	0.90
Real Assets and Pricing Opportunities	0.70

(a) From January 1, 2017 to June 6, 2017, percentage was 0.80%.

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets and Pricing Opportunities Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed, until May 1 of the year shown below, to waive its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Semi-Annual Report  47

Portfolio	Institutional Shares	Open Shares	Year
US Realty Income	1.00%	1.30%	2018
US Realty Equity	1.00	1.30	2027	(a)
Global Realty Equity	1.00	1.30	2018
Global Listed Infrastructure	1.30	1.60	2027	(b)
Real Assets and Pricing Opportunities	0.90	1.15	2018	(c)

(a)	Agreement is through April 29, 2027. From January 1, 2017 through June 6, 2017, percentages were 1.05% and 1.35%, respectively.
(b)	Agreement is through April 29, 2027.
(c)	Agreement is through December 30, 2018.

During the period ended June 30, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed
US Realty Income	$31,096	$—	$32,929	$—
US Realty Equity	10,809	—	6,368	—
Global Realty Equity	13,266	53,788	5,926	27,796
Real Assets and Pricing Opportunities	51,191	106,744	136	3,702

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2017, State Street waived its fees as follows.

Portfolio	Amount
Global Realty Equity	$9,375
Real Assets and Pricing Opportunities	9,375

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid to the affected Portfolios in April 2017 as a reimbursement. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2017, BFDS waived $12,246 of its fee for the Real Assets and Pricing Opportunities Portfolio.

48  Semi-Annual Report

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2017 were as follows:

Portfolio	Purchases	Sales
US Realty Income	$14,160,255	$21,396,778
US Realty Equity	13,694,017	22,732,123
Global Realty Equity	2,570,934	1,878,930
Global Listed Infrastructure	1,373,922,979	598,661,293
Real Assets and Pricing Opportunities	6,360,026	6,068,057

	US Treasury Securities
Portfolio	Purchases	Sales
Real Assets and Pricing Opportunities	$1,812,486	$305,312

For the period ended June 30, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2017, the Investment Manager owned 61.72% of the outstanding shares of the Global Realty Equity Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2017, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
US Realty Income	$375,291	$1,534,000	1.79%	35
US Realty Equity	247,273	355,000	1.92	11
Global Realty Equity	27,289	70,000	1.83	18

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient

Semi-Annual Report  49

trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. For Portfolios other than the Global Listed Infrastructure Portfolio, the Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Realty Companies, Real Estate Investments and REITs Risk— Portfolios that invest in Realty Companies, Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITS are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(e) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncer-

50  Semi-Annual Report

tainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to: regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; general changes in market sentiment towards infrastructure and utilities assets; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; and technological innovations that may render existing plants, equipment or products obsolete.

(f) Subsidiary Risk—The Real Assets and Pricing Opportunities Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

(g) Tax Status Risk—Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets and Pricing Opportunities Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(h) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Semi-Annual Report  51

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(i) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

(j) Commodities-Related Investments Risk—Exposure to the commodities markets may subject a Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

(k) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Portfolio may be required to make annual distribu-

52  Semi-Annual Report

tions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(l) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities, indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changing in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Semi-Annual Report  53

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

US Realty Income Portfolio
Preferred Stocks*	$12,799,371	$—	$—	$12,799,371
Real Estate Investment Trusts*	20,564,676	—	—	20,564,676
Short-Term Investments	397,872	—	—	397,872
Total	$33,761,919	$—	$—	$33,761,919
US Realty Equity Portfolio
Real Estate Investment Trusts*	$72,138,026	$—	$—	$72,138,026
Short-Term Investments	998,352	—	—	998,352
Total	$73,136,378	$—	$—	$73,136,378
Global Realty Equity Portfolio
Common Stocks*
Brazil	$31,113	$—	$—	$31,113
Canada	76,195	—	—	76,195
China	—	122,707	—	122,707
Germany	—	203,005	—	203,005
Hong Kong	—	161,612	—	161,612
Japan	—	422,716	—	422,716
Philippines	—	118,824	—	118,824
Singapore	—	77,061	—	77,061
Sweden	—	72,694	—	72,694
United Arab Emirates	—	49,807	—	49,807
Real Estate Investment Trusts*
Australia	—	232,051	—	232,051
Canada	49,867	—	—	49,867
France	—	149,678	—	149,678
Hong Kong	—	186,552	—	186,552
Japan	—	55,548	—	55,548
Mexico	182,871	—	—	182,871
Spain	—	80,476	—	80,476
United Kingdom	—	332,305	—	332,305
United States	2,308,234	—	—	2,308,234
Short-Term Investments	72,355	—	—	72,355
Total	$2,720,635	$2,265,036	$—	$4,985,671

54  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2017

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$430,174,328	$—	$430,174,328
France	—	749,280,296	—	749,280,296
Germany	—	194,086,000	—	194,086,000
Italy	—	1,286,361,653	—	1,286,361,653
Luxembourg	—	227,104,053	—	227,104,053
Portugal	—	49,843,101	—	49,843,101
Spain	—	420,354,255	—	420,354,255
United Kingdom	—	363,971,609	—	363,971,609
United States	773,293,220	—	—	773,293,220
Short-Term Investments	533,897,686	—	—	533,897,686
Total	$1,307,190,906	$3,721,175,295	$—	$5,028,366,201
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(91,356,277)	$—	$(91,356,277)
Real Assets and Pricing Opportunities Portfolio
Assets:
Common Stocks*
Australia	$—	$400,396	$—	$400,396
Austria	—	14,020	—	14,020
Belgium	—	68,114	—	68,114
Canada	653,927	—	—	653,927
Denmark	—	17,882	—	17,882
France	9,918	381,877	—	391,795
Germany	—	192,483	—	192,483
Hong Kong	38,885	312,001	—	350,886
Ireland	13,343	26,200	—	39,543
Italy	—	534,140	—	534,140
Japan	—	412,821	—	412,821
Luxembourg	112,860	37,520	—	150,380
Netherlands	—	40,146	—	40,146
New Zealand	—	36,612	—	36,612
Norway	—	40,856	—	40,856
Singapore	—	230,248	—	230,248
Spain	—	194,329	—	194,329
Sweden	—	5,806	—	5,806
Switzerland	33,479	140,263	—	173,742
United Kingdom	—	541,382	—	541,382
United States	5,304,635	—	—	5,304,635
Closed-End Management Investment Companies	—	35,697	—	35,697
Exchange-Traded Notes	1,166,485	—	—	1,166,485
Foreign Government Obligations*	—	1,670,484	—	1,670,484
US Treasury Securities	—	2,790,321	—	2,790,321
Short-Term Investments	491,413	—	—	491,413
Other Financial Instruments†
Forward Currency Contracts	—	11,380	—	11,380
Futures Contracts	1,645	—	—	1,645
Total	$7,826,590	$8,134,978	$—	$15,961,568
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(113,814)	$—	$(113,814)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Semi-Annual Report  55

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount
Global Realty Equity	$1,304,934
Global Listed Infrastructure	2,110,665,519
Real Assets and Pricing Opportunities	1,852,695

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or futures contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

Global Listed Infrastructure Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$3,136,500,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$91,356,277

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(133,342,400)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(91,721,927)

Real Assets and Pricing Opportunities Portfolio

During the period ended June 30, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$5,200,000
Futures contracts	$ 100,000	*

*	Represents average monthly notional exposure for the five months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$11,380
Commodity Risk:
Gross unrealized appreciation on futures contracts	$1,645
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$113,814

56  Semi-Annual Report

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(190,691)
Commodity Risk:
Net realized gain (loss) on futures contracts	$(19,334)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(96,788)
Commodity Risk:
Net change in unrealized appreciation (depreciation) on futures contracts	$1,645

See Notes 2(c) to 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2017.

As of June 30, 2017, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of June 30, 2017:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$91,356,277	$ —	$91,356,277

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
BNP Paribas SA	$12,312,104	$—	$—	$12,312,104
Canadian Imperial Bank of Commerce	6,902,578	—	—	6,902,578
Citibank NA	15,959,791	—	—	15,959,791
HSBC Bank USA NA	18,116,741	—	—	18,116,741
Royal Bank of Canada	14,421,746	—	—	14,421,746
Standard Chartered Bank	1,621,854	—	—	1,621,854
State Street Bank and Trust Co.	10,560,735	—	—	10,560,735
The Bank of New York Mellon Corp.	11,460,728	—	—	11,460,728
Total	$91,356,277	$—	$—	$91,356,277

Semi-Annual Report  57

Real Assets and Pricing Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$11,380	$ —	$11,380

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank NA	$326	$(326)	$—	$—
HSBC Bank USA NA	11,054	(11,054)	—	—
Total	$11,380	$(11,380)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$113,814	$ —	$113,814

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank NA	$50,225	$(326)	$—	$49,899
HSBC Bank USA NA	63,567	(11,054)	—	52,513
State Street Bank and Trust Co.	22	—	—	22
Total	$113,814	$(11,380)	$—	$102,434

11. Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The Investment Manager does not expect that the adoption of the amendments to Regulation S-X will have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

58  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  59

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Director(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

60  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers:

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of Alliance Bernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex. Mr. Paul also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

Semi-Annual Report  61

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

All Portfolios except Lazard Real Assets and Pricing Opportunities Portfolio

At a meeting of the Board held on June 6-7, 2017, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the

Lazard Funds complex of 40 active funds comprises approximately $33 billion of the approximately $215 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2017). The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $33 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio (each through December 31, 2016) and performance (through March 31, 2017) information prepared by Strategic Insight, an independent provider of investment company data, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). They noted the methodology and assumptions used by Strategic Insight, including that comparisons ranked each Portfolio in a quintile of the

62  Semi-Annual Report

applicable Group or Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for each Portfolio to its respective Group and Category median(s). The Directors considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

For both share classes of each Portfolio, gross advisory fees ranked in one of the three top quintiles of the relevant Groups, except for the US Realty Equity Portfolio, for which the advisory fee for the Institutional share class was only five basis points above the median, and the Global Listed Infrastructure Portfolio, for which the Institutional class and the Open class advisory fee was above the median by approximately one and three basis points, respectively. For the Global Listed Infrastructure Portfolio, the Investment Manager representatives presented supplemental comparisons against a subset of the Portfolio’s Group (excluding certain peer funds the Investment Manager believed were not appropriate comparators) (the “Modified Group”), showing that the Portfolio’s gross advisory fees were approximately equal to the Modified Group median for Institutional Shares and only two basis points above the Modified Group median for Open Shares.

It also was considered that, for both share classes of the Portfolios, expense ratios ranked in one of the three top quintiles of the relevant Groups, except for the US Realty Equity Portfolio (above the median for each share class by approximately three basis points).

It also was considered that, for the US Realty Equity Portfolio, the Investment Manager proposed to (i) lower the advisory fee by five basis points (with no diminution in services provided), which would place the gross advisory fees at the Group medians, and (ii) lower the expense limitation by five basis points, which would place the total expenses below the Group medians. The Investment Manager representatives provided a supplemental peer group analysis giving effect to the proposed advisory fee and expense limitation reductions, which showed the advisory fee in the second quintile of each resulting peer group and the expense ratio in the third quintile of each resulting peer group.

The Directors also considered fees paid to the Investment Manager by separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s performance to those of the funds in the relevant Group and Category over one-, three- and five-year periods ended March 31, 2017.

The Directors considered that the performance of one or both share classes of each Portfolio ranked in one of the three top quintiles of the Group for the three-and/or five-year periods, except the Global Realty Equity Portfolio, for which performance of the Institutional Shares and the Open Shares for the one-year period was in the second and third quintiles, respectively, and representatives of the Investment Manager

Semi-Annual Report  63

stated that relative performance had continued to improve in 2017, and the US Realty Income Portfolio, for which performance of the Institutional Shares and the Open Shares for the one-year period was in the first and second quintiles, respectively, and representatives of the Investment Manager discussed with the Directors the reasons for relative underperformance in the longer measurement periods.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios, as applicable.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2016 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so dis-

proportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $215 billion global asset management business.

64  Semi-Annual Report

•	The Board generally was satisfied with the Investment Manager’s explanation of the relative under-performance, and improved performance, of the US Realty Income Portfolio and was satisfied with the performance of the other Portfolios.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager (for the US Realty Equity Portfolio, as proposed to be revised) supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  65

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS028

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)       Not applicable.

(b)           Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 6, 2017

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 6, 2017